UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07142
Highland Funds II

(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: September 30
Date of reporting period: September 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Funds II Annual Report September 30, 2011

Highland Funds II

Highland U.S. Equity Fund
Highland Core Value Equity Fund
Highland Premier Growth Equity Fund
Highland Small-Cap Equity Fund
Highland Global Equity Fund
Highland International Equity Fund
Highland Trend Following Fund
Highland Total Return Fund
Highland Government Securities Fund
Highland Short-Term Government Fund
Highland Tax-Exempt Fund
Highland Fixed Income Fund
Highland Money Market Fund II

NOTES TO PERFORMANCE (unaudited)

September 30, 2011

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge(CDSC). Information on the maximum front-end sales charge and CDSC for each Fund can be found in Note 1 of the Notes to Financial Statements in this report.
The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at http://www.highlandfunds.com for the most recent month-end performance data.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
GE Asset Management Incorporated (“GEAM”, the “Former Investment Advisor”) had a contractual arrangement with each Fund to waive a portion of its advisory fee in an amount equal to the advisory fee paid by the Fund on the Fund’s cash holdings invested in the Money Market Fund II, if any. This arrangement was terminated on February 25, 2011. Additionally, GEAM had agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of the Tax-Exempt Fund on an annualized basis through January 29, 2011. Had these fees and expenses not been absorbed, the returns (and/or yields) for the Tax-Exempt Fund would have been lower. Additional information about the expense limitations is contained in Note 6 of the Notes to the Financial Statements.
The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The MSCI World® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The BofA Merrill Lynch U.S. Dollar LIBOR Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity. The Barclays Capital U.S. Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The Barclays Capital 1-3 Year U.S. Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.
The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.
The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.
The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.
Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.
©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.
Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report | 1

PORTFOLIO MANAGER COMMENTARY(unaudited)

September 30, 2011	Highland U.S. Equity Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland U.S. Equity Fund returned -3.43% for Class A shares, -4.19% for Class B shares, -4.12% for Class C shares, -3.43% for Class R shares and -2.65% for Class Y shares. The S&P 500, the Fund’s benchmark, returned 1.13% and the Fund’s Morningstar peer group, Large Growth Peer Group, returned an average of -1.52% for the same period.
Q: What market conditions impacted the fund performance?
A: After a strong first three quarters during the fiscal year ended September 30, 2011, the U.S. equity market turned in the worst quarter since the depths of the financial crisis in fourth quarter 2008, as stocks plummeted amid European sovereign debt concerns and global economic worries. Against a backdrop of severe macro concerns, the S&P 500 Index plunged 13.9%, its worst quarterly pull back since the fourth quarter of 2008, when Lehman Brothers fell and chaos overtook financial markets. The widespread weakness affected each area of the U.S. stock market; and while each broad measure of U.S. stock performance began September 2011 with mid-to-high single digit year-to-date returns, those gains were erased by the end of the period. Correlations between stocks in the S&P 500 reached historical highs during the period frustrating fundamental stock pickers.
Q: What were the primary drivers of fund performance?
A: Performance was driven by broad-based swings across the equity markets triggered by macro worries focused on concerns about a disorderly Greek debt restructuring and significant slowdowns in emerging market economies, China in particular. During the last two quarters of the period, market sentiment swung up and down according to the euro zone’s progress in expanding its bailout fund for indebted countries, and progress on Greek restructuring. At the same time, Standard & Poor’s U.S. government credit-rating downgrade (from AAA to AA+) added to many investors’ concerns for the U.S. economy. By the end of the period, consumer confidence, as reported by the Conference Board, deteriorated to its lowest levels in two years as the share of households that indicated it was difficult to find a job climbed to the highest level in almost three decades. The unemployment rate held steady at 9%, and the housing market showed signs of stabilization as existing home sales and housing permits improved on the margin.
The Fund was not positioned for the flight to safety that characterized the year, as it was underweighted in the utilities and consumer staples sectors, which cost relative performance. The Fund’s valuation discipline kept it underweight versus the benchmark in the staples sector, for example, and portfolio managers saw greater long-term appreciation potential in other sectors, including technology, which was the Fund’s largest overweight vs. the S&P 500 at year-end. Other key negative performance drivers included stock selection in the health care sector (Express Scripts -24%, Hospira -35%), consumer staples (underweighting higher-yielding but pricey stocks like Coca Cola) and energy (Suncor, Anadarko and Peabody were all down over 20% and the Fund was underweight Exxon Mobil as it rose 20%). In financials, capital markets companies suffered European sovereign debt-related uncertainties, in addition to regulatory unknowns. Goldman Sachs (-34%) was a key detractor, although portfolio managers continued to believe that a prospective rising interest rate environment could benefit Goldman, and investment banking activity could pick up as European sovereign debt concerns fade. NII Holdings (-34%) and Allegheny Technologies (-19%) also detracted from the Fund’s returns as fears of a global economic slowdown emerged during the year. The portfolio managers believe Allegheny demonstrated the year’s correlation challenges well: the specialty-metal producer’s sell-off didn’t seem stock specific, but, in portfolio managements’ view, likely reflected its over-representation in several steel ETFs (exchange traded funds). The portfolio managers believe growth in supply chain demand could become a catalyst whereby Allegheny’s differentiated fundamental story might become more fairly recognized by the markets.
On the other hand, the Fund’s information technology, industrials and materials holdings outperformed. Within technology, Apple (+34%), Equinix (+26%) and Visa (+16%) contributed the most to performance. Underweighting Hewlett-Packard (-46%) offered another key contribution. In industrials, the Fund participated in the initial public offering (IPO) of Nielsen Holdings (+3%) and it rose in part due to improving fundamentals in media, as well as a market-leading position in media information and analytics. The Fund continued to hold Nielsen at the end of the period, and also avoided some of the sluggishness in the deep cyclical machinery companies. In the materials sector, strength in specialty chemicals producer Monsanto (+27%) offset the weakness in Allegheny which fell along with steel commodity prices. The Fund’s holdings in Covidien (+11%), Gilead (+9%) and El Paso (+42%) were three final key single-stock contributors.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated (“GEAM”) retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
Portfolio managers continued to focus on bottom-up fundamentals, searching for opportunities in the ups and downs of the market. At the end of the period, the Fund’s largest overweights were in technology, health care and materials, and its largest underweights were in consumer staples, industrials and consumer discretionary, although the Fund is constructed on a bottom-up, stock-by-stock basis. The Sub-adviser is closely monitoring the Fund’s holdings and noting any changes in strategic direction and how management teams utilize excess capital. In GEAM’s view, the U.S. economy remains in a prolonged period of deleveraging, as are many economies around the globe. GEAM continues to emphasize the Fund’s positioning in large cap, high quality companies that are believed to have the potential to grow market share and take actions that benefit shareholders.
The Sub-adviser continues to expect volatility, especially in light of U.S. budget and debt debates as well as accelerating geopolitical events. In light of recent challenges, in GEAM’s opinion, S&P 500 earnings revisions have not fallen in a way that would be indicative of a double-dip recession. GEAM believes a future market rally could be dominated by outperformance by global market share winners that have the ability to meet or beat earnings expectations. Amid rapidly changing market conditions, the Fund has maintained its bottom-up stock selection approach with a focus on the long-term investment horizon.

David B. Carlson	Stephen V. Gelhaus	Thomas R. Lincoln	Paul C. Reinhardt
Chief Investment Officer — U.S.	Senior Vice President at GEAM	Senior Vice President at GEAM	Senior Vice President at GEAM
Equities at GEAM
2 | Annual Report

PORTFOLIO MANAGER COMMENTARY(unaudited)

September 30, 2011	Highland U.S. Equity Fund

	One	Five	Ten	Since
Highland U.S. Equity Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-3.43%	-1.47%	2.05%	7.08%	02/22/93
Class A Shares, with sales charge	-8.98%	-2.63%	1.44%	6.74%
Class B Shares, without sales charge	-4.19%	-2.22%	1.59%	6.54%	12/22/93
Class B Shares, with sales charge	-8.02%	-2.22%	1.59%	6.54%
Class C Shares, without sales charge	-4.12%	-2.20%	1.31%	0.29%	09/30/99
Class C Shares, with sales charge	-5.08%	-2.20%	1.31%	0.29%
Class R Shares	-3.43%	n/a	n/a	-3.67%	01/29/08
Class Y Shares	-2.65%	-1.12%	2.36%	7.10%	11/29/93
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.78%, Class B: 1.53%, Class C: 1.53%, Class R: 1.03% and Class Y: 0.53%.
See Notes to Performance on page 1 for more information.
The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. Value investing involves the risk of investing in securities that are undervalued and may not realize its full potential. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.
There is a risk of loss from an investment in securities.
Annual Report | 3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Core Value Equity Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Core Value Equity Fund returned -2.85% for Class A shares, -3.63% for Class B shares, -3.56% for Class C shares, -2.82% for Class R shares and -2.68% for Class Y shares. The S&P 500 Index, the Fund’s benchmark, returned 1.13% and the Fund’s Morningstar peer group, Large Blend Peer Group, returned an average of -1.52% for the same period.
Q: What market conditions impacted the fund performance?
A: After a strong first three quarters during the fiscal year ended September 30, 2011, the U.S. equity market turned in the worst quarter since the depths of the financial crisis in fourth quarter 2008, as stocks plummeted amid European sovereign debt concerns and global economic worries. The widespread weakness affected each area of the U.S. stock market; and while each broad measure of U.S. stock performance began September 2011 with mid-to-high single digit year-to-date returns, those gains were erased by the end of the period. Correlations between stocks in the S&P 500 reached historical highs during the period frustrating fundamental stock pickers.
Q: What were the primary drivers of fund performance?
A: Performance was driven by broad-based swings across the equity markets triggered by macro worries focused on concerns about a disorderly Greek debt restructuring and significant slowdowns in emerging market economies, China in particular. During the last two quarters of the period, sentiment swung up and down according to the euro zone’s progress in expanding its bailout fund for indebted countries, and progress on Greek restructuring. At the same time, Standard & Poor’s U.S. government credit-rating downgrade (from AAA to AA+) added to many investors’ concerns for the U.S. economy. By the end of the period, consumer confidence, as reported by the Conference Board, deteriorated to its lowest levels in two years as the share of households that indicated it was difficult to find a job climbed to the highest level in almost three decades. The unemployment rate held steady at 9%, and the housing market showed signs of stabilization as existing home sales and housing permits improved on the margin.
The high day-to-day volatility and high stock correlations were a challenge for the Fund’s bottom-up, fundamentally-driven approach. Stock returns appeared to be driven more by their inclusion in certain groups, but not by the specific fundamentals of the companies. The key driver of underperformance was the Fund’s overweight position in financials, which were impacted — unfairly in the Fund managers’ view — by the concerns about European banks. Within the sector, the Fund placed a relative emphasis on insurance stocks — which we believed to be relatively immune to credit and regulatory concerns. Portfolio managers also had diversified financial holdings in trust banks, universal banks and asset managers. Despite this diversification, PartnerRe (-33%), Bank of New York Mellon (-28% and reduced during the period), JP Morgan Chase (-19%) and Invesco (-25%) all underperformed the market. In addition, the Fund’s relative value discipline caused it to be underweight select consumer and technology mega-caps like Apple, Coca-Cola, Amazon.com and McDonald’s. These relatively pricey investments were strong outperformers and thus not holding them detracted from portfolio performance. In a risk-averse environment, investors sold the most market-sensitive energy exploration and production companies aggressively, while the largest dividend-paying companies outperformed. Thus, the Fund’s holdings in Anadarko (-23%), and Apache (-18%) weighed on returns, and underweighting Exxon Mobil (+20%) also hurt performance. Within health care, HCA (-35%) pulled back but we added to the Fund’s position on weakness given our positive investment thesis for long-term cash flow growth. The Fund’s modest underweight in Johnson & Johnson (+7%), a high quality pharmaceutical that held up well, also detracted from returns.
In terms of positive performance drivers, the Fund benefited most from strong stock selection in the lagging industrials sector, and an overweight in energy. In industrials, the Fund participated in the initial public offering (IPO) of Nielsen Holdings (+3%) and it was a key contributor, driven by improving fundamentals in media, as well as a market-leading position in media information and analytics. The Fund continued to hold Nielsen at the end of the period. In the energy sector the Fund benefited from significant rallies in El Paso (+41% as it accelerated plans to spin off its oil exploration & production unit), Marathon Oil (+60% as it split off its refining business) and Chevron (+18%). The Fund also benefited from investments in several of its high-quality large cap companies, including IBM (+33%), Kraft (+13%) and Dominion Resources (+21%).
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated (“GEAM”) retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
In the current U.S. stock market, portfolio managers believe the more attractive valuations have been found in many large, high-quality companies with global franchises. The portfolio management team continued to find attractive opportunities across all economic sectors, and have continued to apply our relative value discipline on a stock-by-stock basis, investing in attractive companies with strong free cash flow, experienced management, and balance sheet strength. At the end of the period, the Fund’s largest absolute and relative weightings were in financials and health care, and its largest underweights in consumer discretionary and industrials.
The Fund increased its health care sector holdings, with new positions in Baxter International and PerkinElmer, and added to existing holdings in Gilead, Pfizer and HCA. The rationale for these increases was attractive valuations and strong free cash flow, given stock performance over the last twelve months. The Fund also increased exposure to technology during the fiscal year, reducing the Fund’s underweight; and decreased its exposure to the consumer staples sector focusing holdings in companies like Molson Coors, Conagra Foods and CVS Caremark, all of which the Sub-adviser believes have attractive relative valuations compared with their 10-year historical averages. The Fund also underweighted holdings in the energy sector, eliminating Devon and Marathon Oil, and trimmed positions in Exxon Mobil, Apache, Halliburton and Suncor, among others. Some of these energy proceeds were used to fund purchases in utilities, including Public Service Enterprise Group, First Energy, AES and Calpine. GEAM continued to favor beneficiaries of an improving supply/demand environment for electric power.
The Fund maintained an overweight in financials, given GEAM’s belief that the sell-off in financials was overdone, being based more on fears about European bank contagion than specific fundamentals of individual companies. However, the Fund narrowed its list of holdings, eliminating Bank of New York Mellon, Morgan Stanley, Principal Financial Group and US Bancorp, and sold down positions including Wells Fargo, a regional bank, and Citigroup. The Fund built positions in the insurance industry — initiating positions in Chubb, Hartford Financial and RenaissanceRe, and added to holdings in Ace and Hartford Financial Services due to their relative lack of exposure to regulatory uncertainties. Portfolio managers also believe these companies could benefit from increased pricing power and improved returns on equity.

Stephen V. Gelhaus	Paul C. Reinhardt
Senior Vice President at GEAM	Senior Vice President at GEAM
4 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Core Value Equity Fund

	One	Five	Ten	Since
Highland Core Value Equity Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-2.85%	-0.87%	2.76%	7.04%	09/08/93
Class A Shares, with sales charge	-8.49%	-2.04%	2.15%	6.69%
Class B Shares, without sales charge	-3.63%	-1.60%	2.14%	6.73%	09/08/93
Class B Shares, with sales charge	-7.49%	-1.60%	2.14%	6.73%
Class C Shares, without sales charge	-3.56%	-1.59%	2.00%	0.96%	09/30/99
Class C Shares, with sales charge	-4.53%	-1.59%	2.00%	0.96%
Class R Shares	-2.82%	n/a	n/a	-3.47%	01/29/08
Class Y Shares	-2.68%	-0.46%	3.09%	3.91%	01/05/98
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.41%, Class B: 2.16%, Class C: 2.16%, Class R: 1.66% and Class Y: 1.16%.
See Notes to Performance on page 1 for more information.
The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize its full potential. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.
There is a risk of loss from an investment in securities.
Annual Report | 5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Premier Growth Equity Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Premier Growth Equity Fund returned -0.31% for Class A shares, -1.00% for Class B shares, -1.06% for Class C shares, -0.57% for Class R shares and -0.05% for Class Y shares. The Russell 1000 Growth Index, the Fund’s benchmark, returned 3.78% and the Fund’s Morningstar peer group, Large Growth Peer Group, returned an average of 0.23% for the same period.
Q: What market conditions impacted the fund performance?
A: After a strong first three quarters during the fiscal year ended September 30, 2011, the U.S. equity market turned in the worst quarter since the depths of the financial crisis in fourth quarter 2008, as stocks plummeted amid European sovereign debt concerns and global economic worries. Against a backdrop of severe macro concerns, the S&P 500 Index plunged 13.9%, its worst quarterly pull back since the fourth quarter of 2008, when Lehman Brothers fell and chaos overtook financial markets. The widespread weakness affected each area of the U.S. stock market; and while each broad measure of U.S. stock performance began September 2011 with mid-to-high single digit year-to-date returns, those gains were erased by the end of the period. Correlations between stocks in the S&P 500 reached historical highs during the period frustrating fundamental stock pickers.
Q: What were the primary drivers of fund performance?
A: Performance was driven by broad-based swings across the equity markets driven by macro worries focused on concerns about a disorderly Greek debt restructuring and significant slowdowns in emerging market economies, China in particular. During the last two quarters of the period, sentiment swung up and down according to the euro zone’s progress in expanding its bailout fund for indebted countries, and progress on Greek restructuring. At the same time, Standard & Poor’s U.S. government credit-rating downgrade (from AAA to AA+) added to many investors’ concerns for the U.S. economy. By the end of the period, consumer confidence, as reported by the Conference Board, deteriorated to its lowest levels in two years as the share of households that indicated it was difficult to find a job climbed to the highest level in almost three decades. The unemployment rate held steady at 9%, and housing showed signs of stabilization as existing home sales and housing permits improved on the margin.
The Fund benefited primarily from positive stock selections in the materials, information technology, consumer discretionary and industrials sectors. As commodity-price volatility pressured the materials sector, the Fund benefited from avoiding the most cyclical metals and mining stocks, and the Fund’s position in Monsanto (+27.5%) also bolstered returns. In technology, Apple (+34%) delivered exceptional results, reflecting strong momentum behind the iPhone, iPad, and Mac. Visa (+16%) also rallied as a regulatory overhang cleared regarding interchange fees. Ebay (+21%) was another strong contributor to performance in the technology sector. The portfolio manager continued to find technology stocks attractively valued in general, with many trading at or below market multiples despite strong growth potential. Media holdings in cable and satellite distribution also outperformed driven by strength in Liberty Global (+13%). Specialty retailer, Bed Bath and Beyond (+32%), outperformed as it profited from market share gains and improving margins.
On the other hand, despite the Fund’s positive overweight in health care, underweighting pharmaceutical stocks, as defensive industries outperformed, detracted from returns. Portfolio management has found that drug companies generally lack the double-digit earnings growth profile the Premier Growth strategy seeks. The Fund’s focus on companies believed to be relatively immune to health care regulatory noise didn’t help in this environment. For example, pharmacy benefits manager Express Scripts (-24% as its Walgreen’s relationship deteriorated) underperformed. Although Goldman Sachs (-34%) and State Street (-13%) came under pressure, fortunately the Fund’s financials underweight versus the S&P 500 counteracted their negative effects. The Fund’s technology holdings benefited performance, but lags in Western Union (-12%) and Cisco (-30%), versus energy exploration and production companies weighed on results.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated (“GEAM”) retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
Information technology remained the Fund’s largest absolute sector weighting at September 30, 2011, followed by consumer discretionary, health care and financials. Utilities, telecommunications and industrials were among the Fund’s smallest sector weightings. The Fund has continued to maintain a pro-cyclical positioning as the Sub-adviser waits for a recovery to take hold — and it remained consistent with that longer term view even in the context of macro driven market jitters. GEAM remains constructive on U.S. equities for the year ahead, given the current double-digit earnings growth outlook and attractive valuations for U.S. stocks in general. In GEAM’s view, equity valuations are compressed for many of the Fund’s holdings — especially in technology as noted above. Portfolio management believes equity investors could increasingly differentiate between the Fund’s quality growth companies and lower-quality alternatives and also that the portfolio is well positioned to navigate the slow growth recovery.
David B. Carlson
Chief Investment Officer — U.S. Equities at GEAM
6 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Premier Growth Equity Fund

	One	Five	Ten	Since
Highland Premier Growth Equity Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-0.31%	-0.25%	2.41%	5.48%	12/31/96
Class A Shares, with sales charge	-6.06%	-1.43%	1.80%	5.06%
Class B Shares, without sales charge	-1.00%	-0.99%	1.94%	5.16%	12/31/96
Class B Shares, with sales charge	-4.96%	-0.99%	1.94%	5.16%
Class C Shares, without sales charge	-1.06%	-1.00%	1.64%	0.37%	09/30/99
Class C Shares, with sales charge	-2.05%	-1.00%	1.64%	0.37%
Class R Shares	-0.57%	n/a	n/a	-1.52%	01/29/08
Class Y Shares	-0.05%	0.00%	2.66%	5.75%	12/31/96
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.06%, Class B: 1.81%, Class C: 1.81%, Class R: 1.31% and Class Y: 0.81%.
See Notes to Performance on page 1 for more information.
The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and limited resources than larger companies. The Fund may concentrate its investments in a limited number of issuers which will have a greater impact on the Fund’s value. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.
There is a risk of loss from an investment in securities.
Annual Report | 7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Small-Cap Equity Fund[1]
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Small Cap Equity Fund returned 4.46% for Class A shares, 3.60% for Class B shares, 3.62% for Class C shares, 4.28% for Class R shares and 4.68% for Class Y shares. The Russell 2000 Index, the Fund’s benchmark, returned -3.53% and the Fund’s Morningstar peer group, Small Blend Peer Group, returned an average of -2.93% for the same period.
Q: What market conditions impacted the fund performance?
A: After a strong first three quarters during the fiscal year ended September 30, 2011, the U.S. equity market turned in the worst quarter since the depths of the financial crisis in fourth quarter 2008, as stocks plummeted amid European sovereign debt concerns and global economic worries. The widespread weakness affected each area of the U.S. stock market; and while each broad measure of U.S. stock performance began September 2011 with mid-to-high single digit year-to-date returns, those gains were erased by the end of the period. Correlations between stocks in the S&P 500 reached historical highs during the period frustrating fundamental stock pickers.
The third quarter was extremely volatile, starting with a slew of negative macro-economic data points and ending with the Russell 2000® posting its second worst September in the history of the benchmark, and its second worst third quarter since 1990. Within the small cap universe, investors took off the risk trade, with higher beta names (Beta attempts to measure relative risk of sensitivity to market movements. A beta rating above 1.0 indicates greater volatility than the market while a rating below 1.0 indicates lower volatility than the market.) dropping by over 30%, while the lowest beta names fell by only 10.8%. In addition, stocks with higher market caps and higher quality significantly outperformed lower market cap and lower quality names. As credit spreads widen, stocks with higher earnings tend to outperform stocks with low or no earnings. Stocks without earnings within the Russell 2000® index dropped by over 26% during the quarter.
Q: What were the primary drivers of fund performance?
A: A strong relative return from the portfolio’s holdings in the Consumer Discretionary sector bolstered results. Lack of exposure to the weak Auto Components industry (-40.2%) enhanced results. The portfolio also benefited from strong stock selection in the Industrial sector. Other positive contributors during the quarter included an overweight and modest outperformance in the relatively strong Health Care sector, and an underweight and modest outperformance in the relatively weak Information Technology group. Results in the Energy sector were mixed, as the benefits of an underweight to the extremely weak sector were partially offset by a slight underperformance.
The portfolio was also hampered by an underweight and a shortfall in the outperforming Financials sector. Underweights to the more defensive Consumer Staples and Utilities groups further eroded results.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while Palisade Capital Management, L.L.C. (“Palisade”) and Chaplain Investment Partners, LLC (“Champlain”) retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
With stock prices declining much faster than earnings estimates, we see almost 40% of the Russell 2000® index trading under 10 times fiscal year 2012 estimates, as of September 30, 2011. The portfolio managers believe this will make the fourth quarter favorable for stock-pickers, if the market does rally, as we expect. We continue to stay mostly in-line with the Russell 2000® sectors, with the exception of our overweight in the Consumer Discretionary sector, where we continue to find names that fit our process, and our underweight to Financials, which continues to face headwinds from regulatory issues and anemic loan growth within the banking group.
Despite a few outliers, the portfolio managers believe the portfolio’s underlying investments remain conservatively financed. We believe this conservatism will provide long-term staying power in the unlikely event of a prolonged business downturn. If the economy continues to improve as we expect, we believe the portfolio companies’ conservative balance sheets will permit optimum flexibility in operations and strategic planning. We continue to buy and own stocks with very specific characteristics, including increasing net income, increasing return on invested capital, increasing return on equity, solid and improving free cash flow, and low levels of debt.

Jeffrey Schwartz	Scott T. Brayman
Senior Portfolio Manager at Palisade	Managing Partner and Chief
Investment Officer at Champlain

1.	Views reflect that of Palisade Capital Management, LLC.
8 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Global Equity Fund

	One	Five	Ten	Since
Highland Small-Cap Equity Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	4.46%	0.15%	5.01%	7.84%	09/30/98
Class A Shares, with sales charge	-1.56%	-1.04%	4.39%	7.35%
Class B Shares, without sales charge	3.60%	-0.61%	4.55%	7.47%	09/30/98
Class B Shares, with sales charge	-0.40%	-0.61%	4.55%	7.47%
Class C Shares, without sales charge	3.62%	-0.61%	4.23%	5.92%	09/30/99
Class C Shares, with sales charge	2.62%	-0.61%	4.23%	5.92%
Class R Shares	4.28%	n/a	n/a	-0.56%	01/29/08
Class Y Shares	4.68%	0.42%	5.29%	8.12%	09/30/98
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.96%, Class B: 2.71%, Class C: 2.71%, Class R: 2.21% and Class Y: 1.71%.
See Notes to Performance on page 1 for more information.
The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund uses a multi-sub-adviser investment strategy and the performance of the fund may be determined by the ability of the Adviser to allocate assets among sub-advisers. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.
There is a risk of loss from an investment in securities.
Annual Report | 9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Global Equity Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Global Equity Fund returned -11.75% for Class A shares, -12.35% for Class B shares, -12.32% for Class C shares, -11.64% for Class R shares and -11.02% for Class Y shares. The MSCI World Index, the Fund’s benchmark, returned -4.35% and the Fund’s Morningstar peer group, World Stock Peer Group, returned an average of -5.48% for the same period.
Q: What market conditions impacted the fund performance?
A: After a positive first three quarters of the fiscal year where stocks remained in positive territory despite a host of negative macro issues, the emergence of new challenges in early July 2011 started a decline in market values that persisted through to the end of the fiscal year. While Greece remained in sharp focus throughout the period, additional scrutiny of Italy rattled markets further, given the sheer size of the Italian debt relative to GDP. Such scrutiny emphasized that the European bailout fund while suitably sized for the problems in Greece, Ireland and Portugal was wholly inadequate for the task of supporting Italy, prompting discussions of a massive expansion of the facility, with all of its inherent constitutional and functional challenges.
Q: What were the primary drivers of fund performance?
A: Performance was impacted by broad-based swings across global equity markets driven by macro worries focused on concerns about a disorderly Greek debt restructuring and significant slowdowns in emerging market economies, China in particular. During the last two quarters of the period, sentiment swung up and down according to the euro zone’s progress in expanding its bailout fund for indebted countries, and progress on Greek restructuring. At the same time, Standard & Poor’s U.S. government credit-rating downgrade (from AAA to AA+) added to many investors’ concerns for the U.S. economy. By the end of the period, consumer confidence, as reported by the Conference Board, deteriorated to its lowest levels in two years as the share of households indicating that indicated it was difficult to find a job climbed to the highest level in almost three decades. The unemployment rate held steady at 9% and the housing market, while showing signs of stabilization, remained weak and appeared to lack a catalyst for improvement near term.
From a sector perspective, the Fund’s underweight in the financial sector and overweight in telecoms (which contributed positively to relative performance) combined to offset an underweight in two of the best-performing sectors (consumers staples and utilities) and overweight positions in two of the worst-performing sectors (materials and industrials). Within nearly every sector, however, the Fund’s holdings struggled to overcome a generally negative macro environment, particularly in the third quarter of 2011, similar in sentiment to late 2008 when many investors’ actions were driven by uncertainty-fueled fear. Further, the Fund’s out-of-benchmark emerging market holdings, which we believed to reflect strong fundamentals and offer some of the world’s most attractive long-term growth opportunities, detracted from performance.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.

Robert Jasminski	Diazo Motoyoshi
Senior Vice President at GEAM	Senior Vice President at GEAM
10 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Global Equity Fund

	One	Five	Ten	Since
Highland Global Equity Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-11.75%	-3.36%	2.51%	4.90%	02/22/93
Class A Shares, with sales charge	-16.83%	-4.49%	1.90%	4.56%
Class B Shares, without sales charge	-12.35%	-4.08%	2.06%	3.67%	12/22/93
Class B Shares, with sales charge	-15.85%	-4.08%	2.06%	3.67%
Class C Shares, without sales charge	-12.32%	-4.07%	1.83%	-0.09%	09/30/99
Class C Shares, with sales charge	-13.20%	-4.07%	1.83%	-0.09%
Class R Shares	-11.64%	n/a	n/a	-9.23%	01/29/08
Class Y Shares	-11.02%	-3.01%	2.83%	4.53%	11/29/93
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first three months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.53%, Class B: 2.28%, Class C: 2.28%, Class R: 1.78% and Class Y: 1.28%.
See Notes to Performance on page 1 for more information.
The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility. The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.
There is a risk of loss from an investment in securities.
Annual Report | 11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland International Equity Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland International Equity Fund returned -15.67% for Class A shares, -16.31% for Class B shares, -16.40% for Class C shares, -15.80% for Class R shares and -15.49% for Class Y shares. The MSCI EAFE Index, the Fund’s benchmark, returned -9.36% and the Fund’s Morningstar peer group, Foreign Large Blend Peer Group, returned an average of -11.53% for the same period.
Q: What market conditions impacted the fund performance?
A: After a positive first three quarters of the fiscal year where stocks remained in positive territory despite a host of negative macro issues, the emergence of new challenges in early July 2011 started a decline in market values that persisted through to the end of the fiscal year. While Greece remained in sharp focus throughout the period, additional scrutiny of Italy rattled markets further, given the sheer size of the Italian debt relative to GDP. Such scrutiny emphasized that the European bailout fund while suitably sized for the problems in Greece, Ireland and Portugal was wholly inadequate for the task of supporting Italy, prompting discussions of a massive expansion of the facility, with all of its inherent constitutional and functional challenges.
Q: What were the primary drivers of fund performance?
A: Performance was driven by broad-based swings across foreign equity markets driven by macro worries focused on concerns about a disorderly Greek debt restructuring and significant slowdowns in emerging market economies, China in particular. During the last two quarters of the period, sentiment swung up and down according to the euro zone’s progress in expanding its bailout fund for indebted countries, and progress on Greek restructuring. At the same time, Standard & Poor’s U.S. government credit-rating downgrade (from AAA to AA+) added to many investors’ concerns for the U.S. economy. By the end of the period, consumer confidence, as reported by the Conference Board, deteriorated to its lowest levels in two years as the share of households indicating that indicated it was difficult to find a job climbed to the highest level in almost three decades. The unemployment rate held steady at 9%, and housing showed signs of stabilization as existing home sales and housing permits improved on the margin.
The majority of the Fund’s underperformance came from holdings in the financial, energy and industrial sectors. While underweight in the financial sector, European bank holdings including BNP Paribas, Unicredit and Santander were hit hard by the unfolding sovereign debt crisis, whether directly exposed to the troubled areas, or not. In the energy sector, a position in the uranium mining industry reacted poorly to the Japanese nuclear disaster in March and Canadian oil sands plays were hit by weakness in oil prices late in the Fund’s fiscal year. Positive performance came from holdings in the utility and IT sectors, notably National Grid, Autonomy (subject of a takeover), Taiwan Semiconductor and Samsung Electronics.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.

Brian Hopkinson	Ralph R. Layman	Paul Nestro	Jonathan L. Passmore	Michael J. Solecki
Senior Vice President at	President & Chief Investment	Senior Vice President at	Senior Vice President at	Chief Investment Officer -
GEAM	Officer - Public Equities at	GEAM	GEAM	International Equities at
	GEAM			GEAM
12 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland International Equity Fund

	One	Five	Ten	Since
Highland International Equity Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-15.67%	-4.28%	2.75%	2.74%	03/02/94
Class A Shares, with sales charge	-20.51%	-5.41%	2.14%	2.39%
Class B Shares, without sales charge	-16.31%	-4.99%	2.26%	2.48%	03/02/94
Class B Shares, with sales charge	-19.66%	-4.99%	2.26%	2.48%
Class C Shares, without sales charge	-16.40%	-4.96%	2.03%	-0.75%	09/30/99
Class C Shares, with sales charge	-17.23%	-4.96%	2.03%	-0.75%
Class R Shares	-15.80%	n/a	n/a	-11.43%	01/29/08
Class Y Shares	-15.49%	-4.05%	3.00%	3.01%	03/02/94
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first three months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.04%, Class B: 2.79%, Class C: 2.79%, Class R: 2.29% and Class Y: 1.79%.
See Notes to Performance on page 1 for more information.
The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions and also mid-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.
There is a risk of loss from an investment in securities.
Annual Report | 13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Trend Following Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011
A: For the twelve-month period ended September 30, 2011, the Highland Trend Following Fund returned 1.99% for Class A shares. The S&P 500 Index, the Fund’s benchmark, returned 1.13% and the Fund’s Morningstar peer group, returned an average of 3.55% for the same period.
Q: What market conditions impacted the fund performance?
A: The first half of the 12-month period ending September 30, 2011 saw strongly trending equity markets worldwide. Commodities were also quite strong, with the Dow Jones UBS Total Return Index gaining nearly 50% from Jun’10 to May’11. The Fund was able to participate in these trends, gaining over 8% from 9/30/10 to 3/31/11. Markets turned extremely choppy however over the 2nd half of the period, starting with the tragic earthquake in Japan. Trend following models typically underperform during these period, taking small losses as markets move back and forth. This was the case with the Fund, which gave back a good portion of its gains before ending the period slightly higher.
Q: What were the primary drivers of fund performance?
A: Our trend following models are designed to participate in rising markets while avoiding (or selling short) declining markets. The Fund’s overall goal is to post above market returns with below market volatility across a full market cycle. However, when markets turn up or down quickly, our model takes time to “catch” the trend and can underperform in the short-term. Overall, our models worked as designed during the fiscal year and the Fund outperformed the market as measured by the S&P 500.
In May, Morningstar placed the Fund in its new Managed Futures category. Managed futures funds use momentum or trend following strategies.The Fund has the 3rd longest track record in the category, and its cumulative return has exceeded that of the category almost consistently since the Fund’s inception.
Q: Were there any significant changes to the Fund during the period?
A: Effective September 26, 2011, the newly-created Fund acquired all the assets and liabilities of Incline Capital Trend Following Fund (the “Predecessor Fund”), a fund managed by Incline Capital, LLC (“Incline”), with the same investment objective and substantially similar investment strategies as those of the Fund. Accordingly, the Fund is the successor to the Predecessor Fund and the Fund’s performance information was derived from the performance records of the Predecessor Fund. Highland Funds Asset Management, L.P. (“HFAM”) is the investment adviser for the Fund and Incline is the Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
Over the past year the world has witnessed events once considered unthinkable, such as the downgrade in the credit worthiness of the United States and the potential unraveling of Europe. Markets worldwide are becoming concerned by these events, and have started to react negatively. After advancing for two full years, August 2011 was the second worst month for stocks since the March 2009 bottom — surpassed only by the ‘flash crash’ of May 2010.
We believe that more important than the declines themselves, is their impact on the overall health of the market. The S&P 500 has broken its up trendline and flashed a ‘sell’ signal on the MACD1. In the portfolio manager’s view, this combination suggests that stocks may well have seen their top for this market cycle.
Michiel Hurley, CMT
Portfolio Manager at Incline Capital, LLC

1. MACD (Moving Average Convergence/Divergence) is used to spot changes in the strength, direction, momentum, and duration of a trend in a stock’s price.
14 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Trend Following Fund

	Eight	One	Five	Ten	Since
Highland Trend Following Fund	Months*	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-6.17%	1.99%	n/a	n/a	2.26%	03/31/09
Class A Shares, with sales charge	-11.55%	-3.87%	n/a	n/a	-0.13%
* Not Annualized.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.06%.
See Notes to Performance on page 1 for more information.
The Fund is considered a “fund of funds”, and will bear its share of fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.
As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. There is the risk that the Fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.
There is a risk of loss from and investment in securities.
Annual Report | 15

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Total Return Fund
Q. How did the Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Total Return Fund returned -3.51% for Class A shares, -4.21% for Class B shares, -4.20% for Class C shares, -3.70% for Class R shares and -3.36% for Class Y shares. The Barclay’s Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.26% and the Fund’s Morningstar peer group, Moderate Allocation Peer Group, returned an average of -1.34% for the same period.
Q. What market conditions impacted the Fund’s performance?
A: The Fund’s performance during the twelve-month period ended September 30, 2011 was impacted by the high degree of volatility that has taken place in the markets over the last year. From the fourth quarter of 2010 through the second quarter of 2011, equity markets enjoyed gains due to positive economic data and healthy corporate earnings as economies slowly healed from the prior recession. However, during the third quarter of 2011, several events occurred that shook investor confidence and the market’s plunge erased gains from the previous three quarters. First, amidst the debate over raising the U.S. debt ceiling, S&P cut the U.S.’s AAA long term debt rating one level to AA+. Second, the sovereign debt crisis in the euro zone continued to escalate and the agreement of a €109 billion financial aid package for Greece by all seventeen EU countries appeared insufficient to stem fears of default, which increased stress in the banking system and even talk of EU succession. Finally, in September, the U.S. Federal Reserve announced that they would buy $400 billion of bonds with maturities six to thirty years out in its latest move to support the markets, but its statement about “significant downside risks” to the economy contributed to investor trepidation.
Q. What were the primary drivers behind Fund performance?
A: The Fund’s performance was primarily driven by its asset allocation and underlying security selection. As of September 30, 2011, the Fund’s assets were allocated approximately 64% to equities, 34% to fixed income and 2% to cash. A higher allocation to equities negatively impacted the Fund’s performance since bond prices rallied during the twelve-month period as investors sought safer investments due to the crisis in Europe and as fears of a double-dip recession increased both in the U.S. and abroad. Additionally, the Fund’s 20% equity allocation to non-U.S. stocks impacted performance as the MSCI EAFE and MSCI EM Indices both underperformed the S&P 500 Index during the twelve-month period. Finally, underlying stock selection also detracted from performance.
Q: Were there any significant changes in the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated (“GEAM”) retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
During the twelve-month period, the Fund actively adjusted its allocation to equities, fixed income, and cash to keep the overall weighting to equities within a few percentage points of 65% and the combined exposure to fixed income and cash within a few percentage points of 35%. We believe that a higher allocation to equities was warranted by the historically attractive equity valuations, low P/E ratios1 , and high equity risk premiums. Given the rally in fixed income markets and sell off in equity markets in the third quarter of 2011, at the end of the period the Fund reduced its allocation fixed income by 3% and reinvested the proceeds into equities to keep the portfolio close to the desired allocation. With treasury yields at record lows, we believe there is limited upside for Treasury bond prices and real yields were negative when factoring in inflation. Within the Fund’s equity allocation we shifted assets out of growth equities in favor of equities that either have higher dividend yields than the market or are currently increasing their dividend yield payout at a faster pace than the market. We also reduced the Fund’s exposure to international equities by over 3%, in favor of U.S. equities due to ongoing concerns about the European sovereign debt crisis and slower expected GDP growth as a result of the additional austerity measures that must be enacted to reduce budget deficits.

Paul M. Colonna	Greg Hartch	Ralph R. Layman	Thomas R. Lincoln	Diane M. Wehner	Dafid Wiederecht
President and Chief	Senior Vice President at	President and Chief	Senior Vice President at	Senior Vice President at	President and Chief
Investment Officer -	GEAM	Investment Officer -	GEAM	GEAM	Investment Officer -
Fixed Income at GEAM		Public Income at GEAM			Investment Strategies at
GEAM

1. P/E Ratio (Price-to-Earn Ratio) is a measurement of the price paid for a share relative to the annual net income or profit earned by the firm per share.
16 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Total Return Fund

	One	Five	Ten	Since
Highland Total Return Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	-3.51%	-0.19%	3.35%	6.38%	02/22/93
Class A Shares, with sales charge	-9.07%	-1.36%	2.74%	6.04%
Class B Shares, without sales charge	-4.21%	-0.93%	2.89%	5.93%	12/22/93
Class B Shares, with sales charge	-8.04%	-0.93%	2.89%	5.93%
Class C Shares, without sales charge	-4.20%	-0.93%	2.60%	2.28%	09/30/99
Class C Shares, with sales charge	-5.16%	-0.93%	2.60%	2.28%
Class R Shares	-3.70%	n/a	n/a	-3.41%	01/29/08
Class Y Shares	-3.36%	0.04%	3.67%	6.52%	11/29/93
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.26%, Class B: 2.01%, Class C: 2.01%, Class R: 1.51% and Class Y: 1.01%.
See Notes to Performance on page 1 for more information.
The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.
There is a risk of loss from an investment in securities.
Annual Report | 17

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Government Securities Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Government Securities Fund returned 4.88% for Class A shares, 4.03% for Class B shares, and 4.13% for Class C shares. The Barclay’s Capital U.S.Government Bond Index, the Fund’s benchmark, returned 5.58% and the Fund’s Morningstar peer group, Intermediate Government Bond Peer Group, returned an average of 4.19% for the same period.
Q: What market conditions impacted the fund performance?
A: The main focus for investors over the twelve-month period ended September 30, 2011 was on two themes: the sustainability of the U.S. economic recovery and the European debt crisis. From October 2010 through April 2011, U.S. Treasury yields increased and credit spreads tightened as the U.S. recovery appeared to pick up steam. These trends reversed in May 2011 to the end of September 2011 as the debt crisis in Greece brought fears of contagion into Italy and Spain raising concerns of a global financial crisis. Economic growth began to falter undermined by low job growth and lack of confidence. U.S. Treasury 10-year and 30-year yields ended the period at 1.92% and 2.91% respectively, down 59 and 77 basis points. The 2-year Treasury yield fell just 18 basis points to 0.24% during the same timeframe anchored by Fed monetary policy, resulting in a significant flattening of the yield curve.
Q: What were the primary drivers of fund performance?
A: The primary driver of Fund performance during the twelve-month period was its duration and yield curve positioning relative to the benchmark. The main factors behind this were economic fundamentals and Federal Reserve policy. We tactically trade the Fund’s duration during the period with a long bias versus the benchmark as actual economic data began to fall short of expectations, particularly in the third quarter of 2011. Treasury yields at the short end of the yield curve had little room to move lower with Fed policy set at maintaining the fed funds rate at 0% to 0.25% through mid-2013. We therefore, biased the Fund in favor of a flattening yield curve during the period, looking for longer rates to fall. U.S. Agencies underperformed U.S. Treasuries (+5.97%) during the period as agency yield spreads tightened in early 2011, but widened more from May to September.
Within the Fund returns were driven by its bias towards lower interest rates and a flatter yield curve. Returns were also benefited by the underweight in U.S. agency issues, which underperformed U.S. Treasuries.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
During the period, the Fund maintained its bias towards U.S. treasury securities, with small investments in U.S. agency debt and non-government issues. The main changes in portfolio positioning were due to tactical trading of duration and yield curve throughout the period.

Paul M. Colonna	William M. Healey	Chitranjan Sinha
President and Cief Investment Officer - Fixed Income at GEAM	Senior Vice President at GEAM	Vice President at GEAM
18 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Government Securities Fund

	One	Five	Ten	Since
Highland Government Securities Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	4.88%	5.11%	4.37%	4.64%	09/08/93
Class A Shares, with sales charge	0.44%	4.21%	3.91%	4.39%
Class B Shares, without sales charge	4.03%	4.33%	3.74%	5.86%	04/22/87
Class B Shares, with sales charge	1.03%	4.33%	3.74%	5.86%
Class C Shares, without sales charge	4.13%	4.38%	3.60%	4.45%	09/30/99
Class C Shares, with sales charge	3.13%	4.38%	3.60%	4.45%
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The maximum CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.88%, Class B: 1.63% and Class C: 1.63%.
See Notes to Performance on page 1 for more information.
The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in asset and mortgage-backed securities which may involve risk of loss due to default and may be more sensitive to changes in interest rates. U.S. Government guarantees applies only to underlying securities of a Fund’s portfolio and not the Fund itself.
There is a risk of loss from an investment in securities.
Annual Report | 19

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Short-Term Government Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Short-Term U.S. Government Fund returned 0.70% for Class A shares, 0.10% for Class B shares, -0.03% for Class C shares, 0.70% for Class R shares and 0.95% for Class Y shares. The Barclay’s Capital 1-3 Year U.S. Government Bond Index, the Fund’s benchmark, returned 1.23% and the Fund’s Morningstar peer group, Short-Term Government Bond Peer Group, returned an average of 1.02% for the same period
Q: What market conditions impacted the fund performance?
A: The main focus for investors over the twelve-month period ended September 30, 2011 was on two themes: the sustainability of the U.S. economic recovery and the European debt crisis. From October 2010 through April 2011, U.S. Treasury yields increased and credit spreads tightened as the U.S. recovery appeared to pick up steam. These trends reversed in May 2011 to the end of September 2011 as the debt crisis in Greece brought fears of contagion into Italy and Spain raising concerns of a global financial crisis. Economic growth began to falter undermined by low job growth and lack of confidence. U.S. Treasury yields rose in the final quarter of 2010 as economic activity picked up, but then fell significantly in 2011 as economic data fell short of expectations. The U.S. Treasury 2-year note yield began the twelve-month period at 0.42%, rose to 0.86% in early February and ended the period at 0.24%.
Q: What were the primary drivers of fund performance?
A: The Fund’s performance was primarily driven by the allocation to non-treasury securities. In particular, the Fund’s investment in non-agency residential mortgage-backed securities and commercial mortgage-backed securities had a negative effect on performance relative to its benchmark in the third quarter of 2011. As the economic outlook deteriorated, yield spreads on these securities widened, while U.S. Treasury yields fell.
Within the Fund, returns were driven by the Fund’s sector allocation between U.S. Treasuries, agency debt, residential mortgage-backed securities (MBS) and commercial MBS.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
During the period, the Fund’s allocation to agency MBS changed. Earlier in 2011, the exposure to these securities was increased to nearly 50% of the Fund. By the end of September, these holdings were reduced to roughly 15%.
The Fund continued to be positioned with a heavy allocation in U.S. Treasury securities as the outlook for the U.S. economy remains unclear. While the Fund holds no U.S. agency debt, it does have exposure to residential MBS and commercial MBS.

Paul M. Colonna	William M. Healey	Mark H. Jognson	James Palmieri
President and Chief Investment Officer — Fixed Income at GEAM	Senior Vice President at GEAM	Senior Vice President at GEAM	Vice President at GEAM
20 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Short-Term Government Fund

	One	Five	Ten	Since
Highland Short-Term Government Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	0.70%	3.29%	2.97%	4.25%	03/02/94
Class A Shares, with sales charge	-1.81%	2.76%	2.71%	4.10%
Class B Shares, without sales charge	0.10%	2.66%	2.60%	4.03%	03/02/94
Class B Shares, with sales charge	-2.88%	2.66%	2.60%	4.03%
Class C Shares, without sales charge	-0.03%	2.51%	2.20%	2.99%	09/30/99
Class C Shares, with sales charge	-1.02%	2.51%	2.20%	2.99%
Class R Shares	0.70%	n/a	n/a	2.27%	01/29/08
Class Y Shares	0.95%	3.52%	3.22%	4.49%	03/02/94
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 2.50% on Class A Shares. The CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.78%, Class B: 1.38%, Class C: 1.53%, Class R: 1.03% and Class Y: 0.53%.
See Notes to Performance on page 1 for more information.
The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in asset and mortgage-backed securities which may involve risk of loss due to default and may be more sensitive to changes in interest rates. U.S. Government guarantees applies only to underlying securities of a Fund’s portfolio and not the Fund itself.
There is a risk of loss from an investment in securities.
Annual Report | 21

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Tax-Exempt Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Tax-Exempt Fund returned 2.06% for Class A shares, 1.42% for Class B shares, 1.39% for Class C shares, and 2.39% for Class Y shares. The Barclay’s Capital 10-Year Municipal Bond Index (the “Index”), the Fund’s benchmark, returned 4.83% and the Fund’s Morningstar peer group, Intermediate Municipal Bond Peer Group, returned an average of 3.20% for the same period.
Q: What market conditions impacted the fund performance?
A: Themes that were prevalent at the close of 2010 continued to generate significant unease in the tax-exempt bond market throughout the first quarter of 2011. While all the ingredients for strong market returns were present, the continuation of a trend of mutual fund outflows undermined market stability early in 2011. States’ credit quality continued to expose the market to headline risk and individual investor sentiment remained fragile. State finances remained challenged throughout the first half of the year as declining home values, anemic employment trends and increased unfunded federal mandates were operational realities. With 27 new governors elected and new appointments to head authorities and agencies taking some time, many states delayed identifying, planning and sizing needed new projects. As a result, issuance declined over 34% year over year, creating a highly favorable technical environment that eventually contributed to strong performance returns for the asset class.
Once it became apparent that states had successfully addressed considerable budgetary challenges, investor sentiment slowly began to change and market fundamentals, namely supply and demand variables, began to dictate market direction. Broad based demand, led primarily by the retail investor, provided the market with a degree of stability. With macro themes dominating and most alternative assets classes experiencing heightened volatility, many investors were attracted once again to the safe harbor characteristics of the municipal bond market. Tax exempt yield, benefitting from a considerable technical imbalance, followed the lead of treasuries and fell towards historic lows.
The lack of new issue supply, which was a major theme throughout the first two quarters of 2011, reversed course in mid September as a surge in supply concentrated in the intermediate sector curtailed returns and drove yields higher by 30-40 basis points. As a result, the municipal yield curve flattened significantly and diversified distribution strategies were clearly rewarded. While the Fund trailed the Barclay’s Capital 10-Year Municipal Bond Index early in the quarter as ten year rates tested all-time lows and the Fund’s front-end positioning limited performance, our commitment to a long term, income focused approach left the Fund well positioned for the volatile sell-off that closed the period.
Q: What were the primary drivers of fund performance?
A: The Fund’s duration neutral structure, with one-third of the portfolio invested short of the Index in maturities of 1-7 years, one-third invested within Index maturities from 8-12 years and one-third longer in maturities of 13-20 years, differentiated the Fund from the Index and paid dividends throughout the year, especially in times of rising rates and heightened volatility. The Fund’s income oriented approach, while limiting returns in a rapidly falling rate environment, has been the key variant in our investment process which utilizes a long term prospective.
Within the Fund portfolio, returns were driven by curve positioning, comprised of a diverse structure that took advantage of a historically steep yield curve. While the Index is concentrated within the 8-12 year maturity range, the Fund was able to pick up an additional yield by extending maturities to the 15-18 year segment while maintaining average duration at a level neutral to the Index.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated (“GEAM”) retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
The Fund extended its duration by investing one third of the portfolio in maturities between 15 and 18 years. With the yield curve offering an additional 60 -70 basis points to investors willing to assume additional risk, the Fund’s previous conservative positioning in relation to interest rates in the fourth quarter of 2010 allowed the modest extension to take advantage of this opportunity. The Fund’s average duration throughout the year was maintained at neutral levels. By diversifying the portfolio across the curve the Fund also limited volatility experienced by the Index, which is concentrated within a tightly defined band.
The Fund continues to be positioned for an eventual return to higher rates. By investing diversely across the yield curve we believe the Fund has ample liquidity to take advantage of changing trends while aiming to provide consistent returns throughout an interest rate cycle. The Fund’s objective remains committed to seeking as high a level of income exempt from federal income taxation as is consistent with preservation of capital.
Michael J. Caufield
Senior Vice President at GEAM
22 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Tax-Exempt Fund

	One	Five	Ten	Since
Highland Tax-Exempt Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	2.06%	4.02%	3.85%	4.43%	09/08/93
Class A Shares, with sales charge	-2.27%	3.12%	3.41%	4.18%
Class B Shares, without sales charge	1.42%	3.25%	3.23%	4.24%	09/08/93
Class B Shares, with sales charge	-1.56%	3.25%	3.23%	4.24%
Class C Shares, without sales charge	1.39%	3.25%	3.07%	3.70%	09/30/99
Class C Shares, with sales charge	0.39%	3.25%	3.07%	3.70%
Class Y Shares	2.39%	4.28%	4.51%	4.76%	09/26/97
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The maximum CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.96%, Class B: 1.71%, Class C: 1.71% and Class Y: 0.71%.
A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
See Notes to Performance on page 1 for more information.
The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).
There is a risk of loss from an investment in securities.
Annual Report | 23

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Fixed Income Fund
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
A: For the twelve-month period ended September 30, 2011, the Highland Fixed Income Fund returned 5.78% for Class A shares, 5.00% for Class B shares, 4.99% for Class C shares, 5.60% for Class R shares and 6.04% for Class Y shares. The Barclay’s Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.26% and the Fund’s Morningstar peer group, Intermediate-Term Bond Peer Group, returned an average of 3.75% for the same period.
Q: What market conditions impacted the fund performance?
A: The main focus for investors over the twelve-month period ended September 30, 2011 was on two themes: the sustainability of the U.S. economic recovery and the European debt crisis. From October 2010 through April 2011, U.S. Treasury yields increased and credit spreads tightened as the U.S. recovery appeared to pick up steam. These trends reversed in May 2011 to the end of September 2011, as the debt crisis in Greece brought fears of contagion into Italy and Spain raising concerns of a global financial crisis. Economic growth began to falter undermined by low job growth and lack of confidence. U.S. Treasury 10-year and 30-year yields ended the period at 1.92% and 2.91%, respectively, down 59 and 77 basis points. Investment grade credit spreads, in general, were nearly 60 basis points wider, particularly among the financial/banking sector. B-rated high yield credit spreads finished the period 190 basis points wider on average.
Q: What were the primary drivers of fund performance?
A: The primary drivers behind Fund performance were the sector weightings relative to the benchmark and its duration and yield curve positioning during the period. During the period, the Fund was overweight commercial mortgage-backed securities (“MBS”) and held non-index allocations to high yield and emerging market debt. This sector had a large positive impact through April of 2011 as credit spreads tightened. As credit spreads widened after May, the overweight in these sectors had a negative impact. During the period, the Fund maintained a long duration bias versus the index, which hurt performance early in the period but significantly added value in the last three months of the period. The Fund’s yield curve positioning for a flatter yield curve benefited performance as longer rates fell more than shorter rates.
Within the Fund, returns were driven by sector allocation, primarily to commercial MBS and non-index sectors such as high yield and emerging market debt. Duration and yield curve positioning within the Fund also contributed to its returns, particularly in the third quarter of 2011. Specific security selection had a lesser impact on performance.
Q: Were there any significant changes to the Fund during the period?
A: Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund.
Early in 2011, allocations to high yield and emerging market debt were reduced to avoid expected volatility around the debt crisis in Europe. The overweight position in commercial MBS was also reduced as the U.S. recovery showed signs of weakening. As credit spreads widened in the third quarter of 2011, we added back exposure to high yield debt and increased the allocation to agency MBS. The Fund’s duration during the period maintained a long bias versus the index, ranging from neutral to +1 year, primarily due to the slowdown in economic growth.
The Fund continued to be positioned with a bias towards non-treasury sectors, including agency and commercial MBS, high yield and emerging market debt. The Sub-Adviser’s expectation is that economic activity will not deteriorate into recession and Europe eventually will resolve its debt crisis. With respect to interest rates, the Fund has no bias currently to a significant a general rise or fall, however the Fund has heavier exposure to the long end with the expectation that the yield curve may flatten further.

Paul M. Colonna	William M. Healey	Mark H. Johnson	Vita Marie Pike
President and Chief Investment Officer — Fixed Income at GEAM	Senior Vice President at GEAM	Senior Vice President at GEAM	Senior Vice President at GEAM
24 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Fixed Income Fund

	One	Five	Ten	Since
Highland Fixed Income Fund	Year	Year	Year	Inception	Inception Date

Class A Shares, without sales charge	5.78%	5.22%	4.65%	5.42%	02/22/93
Class A Shares, with sales charge	1.32%	4.31%	4.20%	5.17%
Class B Shares, without sales charge	5.00%	4.42%	4.18%	5.13%	12/22/93
Class B Shares, with sales charge	2.00%	4.42%	4.18%	5.13%
Class C Shares, without sales charge	4.99%	4.44%	3.88%	4.57%	09/30/99
Class C Shares, with sales charge	3.99%	4.44%	3.88%	4.57%
Class R Shares	5.60%	n/a	n/a	4.40%	01/29/08
Class Y Shares	6.04%	5.45%	4.89%	5.64%	11/29/93
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The maximum CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.99%, Class B: 1.74%, Class C: 1.74%, Class R: 1.24% and Class Y: 0.74%.
See Notes to Performance on page 1 for more information.
The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.
There is a risk of loss from an investment in securities.
Annual Report | 25

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Money Market Fund II
Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?
For the twelve-month period ended September 30, 2011, the Highland Money Market Fund II returned 0.00% for Class A shares. The 90 Day T-Bill, the Fund’s benchmark, returned 0.09% and the Fund’s Morningstar peer group, Money Market Taxable Peer Group, returned an average of 0.02% for the same period.
Q: What market conditions impacted the fund performance?
The biggest impact to the Fund’s performance continued to come from the unprecedented low interest rate environment, with its origins stemming from the Federal Reserve’s December 2008 decision to lower the federal funds rate to a range between zero and 0.25%. The European banking and sovereign debt crises also impacted credit spreads; however, the Fund was not adversely impacted by these crises due to its conservative structure.
Q: What were the primary drivers of fund performance?
The primary driver of Fund performance was the low level of interest rates throughout the entire twelve-month period. The yield on the 90-day U.S. Treasury Bill started the period at 15 basis points and ended at 2 basis points while the three month LIBOR started at 29 basis points and ended at 37 basis points, notwithstanding volatility in both throughout the period. The Fund’s bias to government securities and away from credit related asset-backed commercial paper benefited Fund performance as credit risk premiums increased as LIBOR rates rose. Within the Fund, returns were driven by the average days to maturity of the Fund. A bias towards government securities and away from credit-related securities also impacted returns.
Q: Were there any significant changes to the Fund during the period?
Effective February 19, 2011, Highland Funds Asset Management, L.P. (“HFAM”) became the investment adviser for the Fund while GE Asset Management Incorporated retained the role of Sub-adviser responsible for making investment selection decisions on behalf of the Fund. At that time, the Fund changed its name from GE Money Market Fund to Highland Money Market Fund II.
There were no significant changes in the Fund during the twelve-month period. However, geographical “block” exposures did change marginally. While the Fund’s total U.S. exposure remained constant, the “SAC” region (Scandinavia, Australia and Canada) allocation increased by about 4%, while conversely, the Europe region allocation declined by about 4%. Within the Europe region allocation, the Fund’s euro zone financial exposure continued to decline, while Swiss and UK financial institution allocations grew.
The Sub-Adviser believes that the Fund continues to be positioned for high liquidity with a bias in government securities.
GE Asset Management
Incorporated
26 | Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2011	Highland Money Market Fund II

	One	Five	Ten	Since
Highland Money Market Fund II	Year	Year	Year	Inception	Inception Date

Retail Class	0.00%	1.74%	1.90%	3.23%	02/22/93
Institutional Class	0.00%	n/a	n/a	0.53%	03/17/08
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Retail Class: 0.35% and Institutional Class: 0.35%.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested. The Money Market Fund II is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

	Retail	Institutional
	Class	Class

7-day current yield	0.19%	0.19%
7-day effective yield	0.00%	0.00%
The 7-day yield is as of 09/30/11. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
See Notes to Performance on page 1 for more information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money on an investment in the Fund.
There is a risk of loss from an investment in securities.
Annual Report | 27

FUND PROFILE (unaudited)

Highland U.S. Equity Fund
Objective
     Highland U.S. Equity Fund seeks long-term growth of capital.
Net Assets as of September 30, 2011
     $152.7 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland U.S. Equity Fund at the end of the reporting period. Highland U.S. Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2011 (%)*

Software & Services	13.3

Energy	10.5

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Technology Hardware & Equipment	10.2

Diversified Financials	8.6

Food, Beverage & Tobacco	5.6

Halth Care Equipment & Services	5.0

Capital Goods	4.6

Materials	4.5

Retailing	4.2

Other Investments and Assets & Liabilities	23.3

Top 10 Holdings as of 09/30/2011 (%)*

Apple, Inc.	4.8

Gilead Sciences, Inc.	2.7

Qualcomm, Inc.	2.7

PepsiCo, Inc.	2.7

Cisco Systems, Inc.	2.4

Target Corp.	2.2

Schlumberger, Ltd.	2.1

Microsoft Corp.	2.1

Covidien PLC	2.1

Amgen, Inc.	2.0

* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
28 | Annual Report

FUND PROFILE (unaudited)

Highland Core Value Equity Fund
Objective
     Highland Core Value Equity Fund seeks long-term growth of capital and future income.
Net Assets as of September 30, 2011
     $30.7 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Core Value Equity Fund at the end of the reporting period. Highland Core Value Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2011 (%)*

Energy	11.1

Pharmaceuticals, Biotechnology & Life Sciences	10.9

Software & Services	9.9

Food, Beverage & Tobacco	8.4

Diversified Financials	7.7

Insurance	7.0

Technology Hardware & Equipment	5.8

Utilities	5.6

Media	5.3

Health Care Equipment & Services	4.5

Other Investments and Assets & Liabilities	23.8

Top 10 Holdings as of 09/30/2011 (%)*

International Business Machines Corp.	3.2

Microsoft Corp.	3.2

Cisco Systems, Inc.	2.9

Pfizer, Inc.	2.9

Chevron Corp.	2.8

Kraft Foods, Inc., Class A	2.7

PepsiCo, Inc.	2.6

Time Warner, Inc.	2.5

Apple, Inc.	2.4

ACE, Ltd.	2.3
* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
Annual Report | 29

FUND PROFILE (unaudited)

Highland Premier Growth Equity Fund
Objective
Highland Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.
Net Assets as of September 30, 2011
     $144.7 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Premier Growth Equity Fund at the end of the reporting period. Highland Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2011 (%)*

Software & Services	21.2

Technology Hardware & Equipment	11.7

Media	9.9

Health Care Equipment & Services	8.4

Diversified Financials	8.4

Retailing	7.4

Pharmaceuticals, Biotechnology & Life Sciences	5.7

Energy	5.5

Food, Beverage & Tobacco	3.9

Telecommunication Services	3.8

Other Investments and Assets & Liabilities	14.1

Top 10 Holdings as of 09/30/2011 (%)*

Apple, Inc.	5.4

Qualcomm, Inc.	4.9

Visa, Inc., Class A	4.8

CME Group, Inc.	3.9

PepsiCo, Inc.	3.9

DIRECTV, Class A	3.9

American Tower Corp., Class A	3.8

Schlumberger, Ltd.	3.8

Western Union Co. (The)	3.7

Covidien PLC	3.7
* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
30 | Annual Report

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund
Objective
     Highland Small-Cap Equity Fund seeks long-term growth of capital.
Net Assets as of September 30, 2011
     $34.2 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2011 (%)*

Software & Services	12.9

Health Care Equipment & Services	12.7

Capital Goods	8.7

Energy	6.1

Materials	5.7

Real Estate	4.7

Consumer Durables & Apparel	4.6

Insurance	4.5

Banks	4.5

Pharmaceuticals, Biotechnology & Life Sciences	4.3

Other Investments and Assets & Liabilities	31.3

Top 10 Holdings as of 09/30/2011 (%)*

Bio-Reference Labs, Inc.	2.0

Sensient Technologies Corp.	1.7

LKQ Corp.	1.6

Genesee & Wyoming, Inc., Class A	1.6

Deckers Outdoor Corp.	1.5

Jarden Corp.	1.4

MICROS Systems, Inc.	1.4

Cracker Barrel Old Country Store, Inc.	1.4

Digital Realty Trust, Inc., REIT	1.3

Packaging Corp. of America	1.3
* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
Annual Report | 31

FUND PROFILE (unaudited)

Highland Global Equity Fund
Objective
     Highland Global Equity Fund seeks long-term growth of capital.
Net Assets as of September 30, 2011
     $22.9 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Global Equity Fund at the end of the reporting period. Highland Global Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Country Classifications as of 09/30/11 (%)*

United States	45.8

Japan	9.9

United Kingdom	9.5

Germany	6.4

France	5.0

Canada	3.6

China	2.8

Switzerland	2.7

Hong Kong	1.3

India	1.3

Other Investments and Assets & Liabilities	11.7

Top 10 Holdings as of 09/30/2011 (%)*

American Tower Corp., Class A	3.1

Qualcomm, Inc.	3.0

JPMorgan Chase & Co.	2.3

Schlumberger, Ltd.	2.2

Nestle SA	2.2

Baidu, Inc., ADR	2.1

Monsanto Co.	2.1

Equinix, Inc.	1.9

Fresenius SE & Co. KGaA	1.8

Praxair, Inc.	1.8
* Countries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
32 | Annual Report

FUND PROFILE (unaudited)

Highland International Equity Fund
Objective
     Highland International Equity Fund seeks long-term growth of capital.
Net Assets as of September 30, 2011
     $13.4 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland International Equity Fund at the end of the reporting period. Highland International Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Country Classification as of 09/30/11 (%)*

United Kingdom	24.4

Japan	13.0

Germany	11.6

France	8.4

Switzerland	7.4

Canada	4.4

Netherlands	3.5

Hong Kong	2.7

South Korea	2.7

Taiwan	2.3

Other Investments and Assets & Liabilities	19.6

Top 10 Holdings as of 09/30/2011 (%)*

Royal Dutch Shell PLC, Class A	3.1

Nestle SA	2.7

HSBC Holdings PLC	2.4

Suzuki Motor Corp.	2.2

Novartis AG	2.1

Linde AG	2.1

Vodafone Group PLC	1.9

BHP Billiton PLC	1.8

Rio Tinto PLC	1.8

Samsung Electronics Co., Ltd.	1.8
* Countries and holdings are calculated as a percentage of total net assets.
Annual Report | 33

FUND PROFILE (unaudited)

Highland Trend Following Fund
Objective
Highland Trend Following Fund seeks to provide long-term capital appreciation with capital preservation as a secondary objective.
Net Assets as of September 30, 2011
$8.9 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Trend Following Fund at the end of the reporting period. Highland Trend Following Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2011 (%)*

Equity Fund	60.1

Debt Fund	23.1

Other Investments and Assets & Liabilities	16.8

Top Holdings as of 09/30/2011 (%)*

ProShares Short MSCI EAFE	31.5

iShares Barclays 20+ Year Treasury Bond Fund	23.1

ProShares UltraShort QQQ	9.8

iShares Russell 1000 Growth Index Fund	9.5

iShares Russell 2000 Growth Index Fund	4.9

iShares Russell 1000 Value Index Fund	4.4

* Industries and holdings are calculated as a percentage of total net assets. Top Holdings excludes the Fund’s investment in a registered investment company.
34 | Annual Report

FUND PROFILE (unaudited)

Highland Total Return Fund
  Objective
Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.
  Net Assets as of September 30, 2011
$88.3 million
  Portfolio Data as of September 30, 2011
of Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/11 (%)*

AAA	3.1

AA	56.7

A	17.0

BBB	12.1

BB	5.9

B	3.4

CC †	0.0

D †	0.0

Not Rated	1.8

Top 10 Holdings as of 09/30/2011 (%)*

Federal National Mortgage Assoc. 4.00%, TBA	2.3

U.S. Treasury Bonds 4.38%, 05/15/41	1.9

U.S. Treasury Bonds 3.75%, 08/15/41	1.3

U.S. Treasury Notes 1.00%, 08/31/16	1.2

Vanguard REIT ETF	1.0

Apple, Inc.	1.0

Federal National Mortgage Assoc. 5.00%, TBA	0.9

Federal National Mortgage Assoc. 4.50%, 09/01/39	0.9

International Business Machines Corp.	0.9

Government National Mortgage Assoc. 4.50%, TBA	0.8

Sector Classifications as of 09/30/2011 (%)*

Common Stock	59.5

Agency Mortgage Backed	12.1

Corporate Notes	10.5

U.S. Treasuries	5.3

Non-Agency Collateralized Mortgage Backed Securities	2.3

Agency Collateralized Mortgage Obligations	1.1

Sovereign Bonds	0.9

Preferred Stock	0.6

Asset Backed	0.4

Municipal Bonds and Notes	0.2

Non-Agency Collateralized Mortgage Obligations	0.0

Other Investments and Asset & Liabilities	7.1

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

† Less than 0.005%.
Annual Report | 35

FUND PROFILE (unaudited)

Highland Government Securities Fund
  Objective
Highland Government Securities Fund seeks a high level of current income consistent with safety of principal.
  Net Assets as of September 30, 2011
$93.0 million
  Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Government Securities Fund at the end of the reporting period. Highland Government Securities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/11 (%)*

AAA	0.1

AA	99.8

CC	0.1

Top 10 Holdings as of 09/30/2011 (%)*

U.S. Treasury Notes 1.00%, 08/31/16	42.6

U.S. Treasury Notes 2.13%, 08/15/21	17.4

U.S. Treasury Notes 0.13%, 08/31/13	9.1

U.S. Treasury Notes 1.13%, 12/15/11	7.5

U.S. Treasury Bonds 4.38%, 05/15/41	7.5

Federal Home Loan Mortgage Corp. 2.00%, 08/25/16	5.2

U.S. Treasury Bonds 3.75%, 08/15/41	2.2

U.S. Treasury Notes 4.75%, 05/31/12	1.1

U.S. Treasury Notes 4.88%, 02/15/12	0.6

GEI Investment Fund	0.3

Sector Classifications as of 09/30/2011 (%)*

U.S. Treasuries	88.0

U.S. Government Agency and Related	5.2

Asset Backed	0.1

Agency Mortgage Backed	0.1

Non-Agency Collateralized Mortgage Obligations	0.1

Other Investments and Assets & Liabilities	6.5

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
36 | AnnualReport

FUND PROFILE (unaudited)

Highland Short-Term Government Fund
Objective
Highland Short-Term Government Fund seeks high level of income consistent with prudent investment management and the preservation of capital.
Net Assets as of September 30, 2011
$53.8 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Short-Term Government Fund at the end of the reporting period. Highland Short-Term Government Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/11 (%)*

AAA	7.7

AA	80.3

A	4.1

CC	0.1

Not Rated	7.8

Top 10 Holdings as of 09/30/2011 (%)*

U.S. Treasury Notes 0.63%, 12/31/12	15.6

U.S. Treasury Notes 1.00%, 08/31/16	15.5

U.S. Treasury Notes 0.38%, 06/30/13	7.2

U.S. Treasury Notes 1.38%, 01/15/13	6.6

U.S. Treasury Notes 1.38%, 10/15/12	6.0

U.S. Treasury Notes 0.50%, 05/31/13	5.5

Federal Home Loan Mortgage Corp. REMIC 5.00%, 08/15/34	5.5

Hertz Vehicle Financing LLC 5.29%, 03/25/16	5.2

U.S. Treasury Notes 2.13%, 08/15/21	4.9

Ally Master Owner Trust 2.15%, 01/15/16	2.8

Sector Classifications as of 09/30/2011 (%)*

U.S. Treasuries	63.7

Asset Backed	12.9

Agency Collateralized Mortgage Obligations	9.5

Agency Mortgage Backed	7.1

Non-Agency Collateralized Mortgage Backed Securities	6.4

Non-Agency Collateralized Mortgage Obligations	0.0

Other Investments and Assets & Liabilities	0.4

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
Annual Report | 37

FUND PROFILE (unaudited)

Highland Tax-Exempt Fund
Objective
Highland Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with preservation of capital.
Net Assets as of September 30, 2011
$37.9 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Tax-Exempt Fund at the end of the reporting period. Highland Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/11 (%)*

AAA	21.1

AA	45.6

A	14.7

BBB	6.8

Not Rated	11.8

Top 10 Holdings as of 09/30/2011 (%)*

Missouri Highway & Transportation Commission 5.00%, 05/01/21	4.8

State of Wisconsin 5.25%, 07/01/14	3.7

Los Angeles Harbor Department 5.00%, 08/01/26	3.4

State of Hawaii 5.25%, 07/01/24	3.3

Town of Fairfield CT 5.00%, 01/01/21	3.3

New York State Urban Development Corp. 5.50%, 01/01/19	3.2

Municipal Electric Authority of Georgia 5.25%, 01/01/19	3.1

Virginia Public School Authority 4.50%, 08/01/28	2.8

City of New Haven CT 5.38%, 12/01/12	2.8

County of Montgomery MD 5.00%, 07/01/21	2.5

Sector Classifications as of 09/30/2011 (%)*

Municipal Bonds and Notes	90.6

Other Investments and Assets & Liabilities	9.4

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.
A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
38 | Annual Report

FUND PROFILE (unaudited)

Highland Fixed Income Fund
Objective
Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.
Net Assets as of September 30, 2011
$96.1 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/11 (%)*

AAA	5.1

AA	55.2

A	16.4

BBB	11.4

BB	5.8

B	3.9

CCC †	0.0

CC	0.5

D †	0.0

Not Rated	1.7

Top 10 Holdings as of 09/30/2011 (%)*

Federal National Mortgage Assoc. 4.00%, TBA	6.6

U.S. Treasury Notes 1.00%, 08/31/16	4.5

U.S. Treasury Bonds 4.38%, 05/15/41	3.5

Federal National Mortgage Assoc. 4.50%, TBA	3.4

U.S. Treasury Bonds 3.75%, 08/15/41	3.3

Federal National Mortgage Assoc. 6.00%, 10/25/22	2.8

Federal National Mortgage Assoc. 4.50%, TBA	2.6

Federal National Mortgage Assoc. 4.50%, 08/01/41	1.4

Federal National Mortgage Assoc. 4.50%, 07/01/41	1.3

U.S. Treasury Notes 0.13%, 08/31/13	1.3

Sector Classifications as of 09/30/2011 (%)*

Agency Mortgage Backed	35.3

Corporate Notes	29.7

U.S. Treasuries	14.7

Non-Agency Collateralized Mortgage Backed Securities	6.9

Agency Collateralized Mortgage Obligations	2.8

Sovereign Bonds	2.5

Non-Agency Collateralized Mortgage Obligations	0.7

Municipal Bonds and Notes	0.7

Asset Backed	0.4

Other Investments and Assets & Liabilities	6.3

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

† Less than 0.005%.

Annual Report | 39

FUND PROFILE (unaudited)

Highland Money Market Fund II
Objective
Highland Money Market Fund II seeks high level of current income consistent with the preservation of capital and maintenance of liquidity.
Net Assets as of September 30, 2011
$82.8 million
Portfolio Data as of September 30, 2011
The information below provides a snapshot of Highland Money Market Fund II at the end of the reporting period. Highland Money Market Fund II is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2011 (%)*

Commercial Paper	40.9

Certificates of Deposit	27.3

Repurchase Agreement	16.3

U.S. Government Agency and Related	7.9

Corporate Notes	3.6

U.S. Treasuries	1.3

Other Investments and Assets & Liabilities	2.7

Top 10 Holdings as of 09/30/2011 (%)*

Barclays Capital, Inc.	16.3

Westpac Banking Corp., New York 0.31%, 05/11/12	4.5

Commonwealth Bank of Australia 0.32%, 05/21/12	3.6

Deutsche Bank AG 0.31%, 10/17/11	3.4

Svenska Handelsbanken AB 0.32%, 12/15/11	3.3

Credit Agricole SA 0.35%, 11/03/11	3.3

DnB NOR Bank ASA 0.33%, 12/15/11	3.2

National Australia Bank, Ltd. 0.20%, 10/06/11	3.1

JPMorgan Chase & Co. 0.01%, 10/04/11	2.7

Abbey National Treasury Services PLC 0.40%, 11/02/11	2.7

* Sectors and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company
An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Highland Money Market Fund II seeks to maintain a net asset value of $1.00 per share, it is possible to lose money on an investment in the Highland Money Market Fund II.
40 | Annual Report

FINANCIAL STATEMENTS

September 30, 2011

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses accrued by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
Annual Report | 41

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland U.S. Equity Fund

Shares		Value ($)

Common Stock - 96.7%

BANKS - 0.5%
4,218	Comerica, Inc.	96,887
28,259	Wells Fargo & Co.	681,607

		778,494

CAPITAL GOODS - 4.6%

79,607	CAE, Inc.	750,960
19,175	Cooper Industries PLC	884,351
5,251	Deere & Co.	339,057
1,750	Eaton Corp.	62,125
20,064	Hexcel Corp.(a)	444,618
54,717	Honeywell International, Inc.	2,402,623
21,800	Rockwell Collins, Inc.	1,150,168
3,012	Siemens AG, ADR	270,447
10,835	United Technologies Corp.	762,351

		7,066,700

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%

34,004	Corrections Corp. of America(a)	771,551
12,110	Nielsen Holdings NV(a)	315,829

		1,087,380

CONSUMER DURABLES & APPAREL - 0.1%

4,940	MDC Holdings, Inc.	83,684

CONSUMER SERVICES - 0.7%

16,491	Carnival Corp.	499,677
15,397	Las Vegas Sands Corp.(a)	590,322

		1,089,999

DIVERSIFIED FINANCIALS - 8.6%

31,287	American Express Co.	1,404,786
18,974	Ameriprise Financial, Inc.	746,817
153,492	Bank of America Corp.	939,371
4,844	Citigroup, Inc.	124,103
7,872	CME Group, Inc.	1,939,661
10,094	Discover Financial Services	231,556
21,399	Goldman Sachs Group, Inc. (The)	2,023,275
49,065	Invesco, Ltd.	760,998
92,637	JPMorgan Chase & Co.	2,790,226
66,513	State Street Corp.	2,139,058

		13,099,851

ENERGY - 10.5%

27,656	Anadarko Petroleum Corp.	1,743,711
13,456	Apache Corp.	1,079,709
24,829	Chevron Corp.	2,297,179
47,845	El Paso Corp.	836,331
31,921	Exxon Mobil Corp.	2,318,422
4,037	Halliburton Co.	123,209
10,679	Hess Corp.	560,220
10,496	Marathon Petroleum Corp.	284,022
6,912	National Oilwell Varco, Inc.	354,033
11,606	Occidental Petroleum Corp.	829,829
4,038	Peabody Energy Corp.	136,807
54,895	Schlumberger, Ltd.	3,278,878
20,073	Southwestern Energy Co.(a)	669,033
11,909	Spectra Energy Corp.	292,128
49,344	Suncor Energy, Inc.	1,255,311

		16,058,822

FOOD & STAPLES RETAILING - 0.4%

19,038	CVS Caremark Corp.	639,296

Shares		Value ($)

FOOD, BEVERAGE & TOBACCO - 5.6%

30,762	Archer-Daniels-Midland Co.	763,205
35,930	ConAgra Foods, Inc.	870,225
66,820	Kraft Foods, Inc., Class A	2,243,816
12,036	Molson Coors Brewing Co., Class B	476,747
4,037	Nestle SA, ADR	222,439
65,464	PepsiCo, Inc.	4,052,222

		8,628,654

HEALTH CARE EQUIPMENT & SERVICES - 5.0%

8,074	Baxter International, Inc.	453,274
4,240	Cardinal Health, Inc.	177,571
71,448	Covidien PLC	3,150,857
62,826	Express Scripts, Inc.(a)	2,328,960
14,937	HCA Holdings, Inc.(a)	301,130
18,167	Omnicare, Inc.	461,987
25,813	ResMed, Inc.(a)	743,156

		7,616,935

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%

5,047	Clorox Co.	334,768
26,846	Procter & Gamble Co. (The)	1,696,130

		2,030,898

INSURANCE - 3.8%

36,858	ACE, Ltd.	2,233,595
12,111	Chubb Corp.	726,539
33,507	Hartford Financial Services Group, Inc.	540,804
13,907	MetLife, Inc.	389,535
9,109	PartnerRe, Ltd.	476,127
24,745	Prudential Financial, Inc.	1,159,551
4,846	RenaissanceRe Holdings, Ltd.	309,175

		5,835,326

MATERIALS - 4.5%

59,648	Allegheny Technologies, Inc.	2,206,380
3,027	Celanese Corp., Class A	98,468
15,341	Freeport-McMoRan Copper & Gold, Inc.	467,133
29,516	Monsanto Co.	1,772,141
4,844	Potash Corp. of Saskatchewan, Inc.	209,358
21,880	Praxair, Inc.	2,045,342

		6,798,822

MEDIA - 4.0%

30,225	DIRECTV, Class A(a)	1,277,006
8,930	Liberty Global, Inc., Class C(a)	309,067
8,073	News Corp., Class A	124,889
54,457	Omnicom Group, Inc.	2,006,196
40,370	Sirius XM Radio, Inc.(a)	60,959
51,317	Time Warner, Inc.	1,537,970
28,542	Walt Disney Co. (The)	860,827

		6,176,914

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.2%

56,601	Amgen, Inc.(b)	3,110,226
41,253	Bristol-Myers Squibb Co.	1,294,519
108,201	Gilead Sciences, Inc.(a)	4,198,199
8,797	Hospira, Inc.(a)	325,489
25,837	Johnson & Johnson	1,646,075
13,524	Novartis AG, ADR	754,233

42 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland U.S. Equity Fund

Shares		Value ($)

Common Stock — (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (continued)

37,046	PerkinElmer, Inc.	711,654
100,925	Pfizer, Inc.	1,784,354
19,176	Teva Pharmaceutical Industries, Ltd., ADR	713,731
20,589	Thermo Fisher Scientific, Inc.(a)	1,042,628

		15,581,108

RETAILING - 4.2%

3,532	Amazon.com, Inc.(a)	763,724
16,148	Dick’s Sporting Goods, Inc.(a)	540,312
24,224	Home Depot, Inc.	796,243
12,453	Lowe’s Cos., Inc.	240,841
18,369	Macy’s, Inc.	483,472
3,975	O’Reilly Automotive, Inc.(a)	264,854
68,452	Target Corp.	3,356,886

		6,446,332

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%

8,755	Altera Corp.	276,045
24,221	Intel Corp.	516,634
10,093	Microchip Technology, Inc.	313,993
31,339	Texas Instruments, Inc.	835,184

		1,941,856

SOFTWARE & SERVICES - 13.3%

23,363	Baidu, Inc., ADR(a)	2,497,738
14,975	Equinix, Inc.(a)	1,330,229
5,823	Google, Inc., Class A(a)	2,995,235
17,672	International Business Machines Corp.	3,093,130
127,102	Microsoft Corp.	3,163,569
95,240	Oracle Corp.	2,737,198
6,227	SuccessFactors, Inc.(a)	143,159
35,622	Visa, Inc., Class A	3,053,518
81,156	Western Union Co. (The)	1,240,875

		20,254,651

TECHNOLOGY HARDWARE & EQUIPMENT - 10.2%

19,375	Apple, Inc.(a)	7,385,362
232,713	Cisco Systems, Inc.	3,604,724
7,064	Corning, Inc.	87,311
12,035	Hewlett-Packard Co.	270,186
85,507	Qualcomm, Inc.	4,158,205

		15,505,788

TELECOMMUNICATION SERVICES - 3.6%

33,121	American Tower Corp., Class A(a)	1,781,910
35,324	AT&T, Inc.	1,007,440
65,162	NII Holdings, Inc.(a)	1,756,116
24,222	Verizon Communications, Inc.	891,370

		5,436,836

TRANSPORTATION - 0.9%

11,062	FedEx Corp.	748,676
8,962	United Parcel Service, Inc., Class B	565,950

		1,314,626

Shares		Value ($)

UTILITIES - 2.7%

93,861	AES Corp. (The)(a)	916,083
31,892	Calpine Corp.(a)	449,039
19,378	Dominion Resources, Inc.	983,821
10,294	FirstEnergy Corp.	462,304
4,566	ITC Holdings Corp.	353,545
15,139	NextEra Energy, Inc.	817,809
5,652	Public Service Enterprise Group, Inc.	188,607

		4,171,208

	Total Common Stock (Cost $152,386,608)	147,644,180

Other Investments - 1.6%

40,705	Financial Select Sector SPDR Fund, ETF	481,540
61,548	GEI Investment Fund(c)	59,702
67,810	Industrial Select Sector SPDR Fund, ETF	1,980,730

	Total Other Investments (Cost $3,538,611)	2,521,972

Registered Investment Company - 2.4%

3,679,983	Federated Prime Obligations Fund	3,679,983

	Total Registered Investment Company (Cost $3,679,983)	3,679,983

Total Investments - 100.7% (Cost $159,605,202)		153,846,135

Liabilities in Excess of Other Assets — (0.7)%		(1,115,079)

Net Assets - 100.0%		152,731,056

(a)	Non-income producing security.

(b)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.

(c)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt
TBA	To be announced
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)
Long Futures: S&P 500 Emini Index Futures	December 2011	5	$281,500	$(10,435)

See accompanying Notes to Financial Statements | 43

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Core Value Equity Fund

Shares		Value ($)

Common Stock - 96.7%

BANKS - 1.3%
2,086	Comerica, Inc.	47,915
13,971	Wells Fargo & Co.	336,981

		384,896

CAPITAL GOODS - 4.0%

3,493	Cooper Industries PLC	161,097
2,597	Deere & Co.	167,688
866	Eaton Corp.	30,742
12,974	Honeywell International, Inc.	569,688
2,994	Rockwell Collins, Inc.	157,963
1,497	Siemens AG, ADR	134,416

		1,221,594

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%

5,988	Nielsen Holdings NV(a)	156,167

DIVERSIFIED FINANCIALS - 7.7%

8,483	American Express Co.	380,887
9,381	Ameriprise Financial, Inc.	369,236
35,927	Bank of America Corp.	219,873
2,395	Citigroup, Inc.	61,360
4,990	Discover Financial Services	114,471
12,974	Invesco, Ltd.	201,227
21,257	JPMorgan Chase & Co.	640,261
12,144	State Street Corp.	390,551

		2,377,866

ENERGY - 11.1%

6,287	Anadarko Petroleum Corp.	396,395
3,462	Apache Corp.	277,791
9,380	Chevron Corp.	867,838
19,959	El Paso Corp.	348,883
5,488	Exxon Mobil Corp.	398,593
1,996	Halliburton Co.	60,918
1,497	Hess Corp.	78,533
5,189	Marathon Petroleum Corp.	140,414
1,697	National Oilwell Varco, Inc.	86,920
2,545	Occidental Petroleum Corp.	181,968
1,995	Peabody Energy Corp.	67,591
2,395	Schlumberger, Ltd	143,053
4,990	Southwestern Energy Co.(a)	166,317
5,888	Spectra Energy Corp.	144,433
2,196	Suncor Energy, Inc.	55,866

		3,415,513

FOOD & STAPLES RETAILING - 1.0%

9,414	CVS Caremark Corp.	316,122

FOOD, BEVERAGE & TOBACCO - 8.4%
11,976	Archer-Daniels-Midland Co.	297,125
11,776	ConAgra Foods, Inc.	285,215
24,949	Kraft Foods, Inc., Class A	837,787
5,950	Molson Coors Brewing Co., Class B	235,680
1,996	Nestle SA, ADR	109,980
13,073	PepsiCo, Inc.	809,219

		2,575,006

HEALTH CARE EQUIPMENT & SERVICES - 4.5%

3,992	Baxter International, Inc.	224,111
2,096	Cardinal Health, Inc.	87,780
15,768	Covidien PLC	695,369

Shares		Value ($)

HEALTH CARE EQUIPMENT & SERVICES — (continued)
7,385	HCA Holdings, Inc.(a)	148,882
8,981	Omnicare, Inc.	228,387

		1,384,529

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%

2,495	Clorox Co.	165,493
7,285	Procter & Gamble Co. (The)	460,266

		625,759

INSURANCE - 7.0%

11,876	ACE, Ltd.	719,686
5,988	Chubb Corp.	359,220
7,584	Hartford Financial Services Group, Inc.	122,406
6,875	MetLife, Inc.	192,569
4,491	PartnerRe, Ltd	234,745
7,984	Prudential Financial, Inc.	374,130
2,394	RenaissanceRe Holdings, Ltd.	152,737

		2,155,493

MATERIALS - 1.9%

6,786	Allegheny Technologies, Inc.	251,014
1,497	Celanese Corp., Class A	48,697
5,788	Freeport-McMoRan Copper & Gold, Inc.	176,245
2,395	Potash Corp. of Saskatchewan, Inc.	103,512

		579,468

MEDIA - 5.3%

3,991	News Corp., Class A	61,741
15,169	Omnicom Group, Inc.	558,826
25,371	Time Warner, Inc.	760,369
8,483	Walt Disney Co. (The)	255,847

		1,636,783

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.9%

5,988	Amgen, Inc.	329,041
10,978	Bristol-Myers Squibb Co.	344,490
14,769	Gilead Sciences, Inc.(a)	573,037
2,716	Hospira, Inc.(a)	100,491
6,786	Johnson & Johnson	432,336
6,686	Novartis AG, ADR	372,878
4,545	PerkinElmer, Inc.	87,309
49,898	Pfizer, Inc.	882,197
4,491	Thermo Fisher Scientific, Inc.(a)	227,424

		3,349,203

RETAILING - 2.7%

6,157	Lowe’s Cos., Inc.	119,076
9,081	Macy’s, Inc.	239,012
9,480	Target Corp.	464,899

		822,987

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%

4,328	Altera Corp.	136,462
11,975	Intel Corp.	255,427
4,990	Microchip Technology, Inc.	155,239
11,901	Texas Instruments, Inc.	317,162

		864,290

44 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Core Value Equity Fund

Shares		Value ($)

Common Stock — (continued)

SOFTWARE & SERVICES - 9.9%

5,688	International Business Machines Corp.(b)	995,571
39,918	Microsoft Corp.	993,559
24,668	Oracle Corp.	708,958
21,952	Western Union Co. (The)	335,646

		3,033,734

TECHNOLOGY HARDWARE & EQUIPMENT - 5.8%

1,895	Apple, Inc.(a)	722,336
56,979	Cisco Systems, Inc.	882,605
3,493	Corning, Inc.	43,173
5,950	Hewlett-Packard Co.	133,578

		1,781,692

TELECOMMUNICATION SERVICES - 3.1%

17,464	AT&T, Inc.	498,073
11,976	Verizon Communications, Inc.	440,717

		938,790

TRANSPORTATION - 1.2%

3,593	FedEx Corp.	243,174
1,996	United Parcel Service, Inc., Class B	126,047

		369,221

UTILITIES - 5.6%

30,937	AES Corp. (The)(a)	301,945
15,767	Calpine Corp.(a)	221,999
9,580	Dominion Resources, Inc.	486,377
5,090	FirstEnergy Corp.	228,592
7,485	NextEra Energy, Inc.	404,340
2,794	Public Service Enterprise Group, Inc.	93,236

		1,736,489

	Total Common Stock (Cost $30,629,296)	29,725,602

Shares		Value ($)

Other Investments - 1.6%

7,923	Financial Select Sector SPDR Fund, ETF	93,729
9,777	GEI Investment Fund(c)	9,483
13,256	Industrial Select Sector SPDR Fund, ETF	387,208

	Total Other Investments (Cost $639,576)	490,420

Registered Investment Company - 2.3%

720,573	Federated Prime Obligations Fund	720,573

	Total Registered Investment Company (Cost $720,573)	720,573

Total Investments - 100.6% (Cost $31,989,445)		30,936,595

Liabilities in Excess of Other Assets — (0.6)%		(198,036)

Net Assets - 100.0%		30,738,559

(a)	Non-income producing security.

(b)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.

(c)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt
TBA	To be announced
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)
Long Futures: S&P 500 Emini Index Futures	December 2011	3	$168,900	$(8,102)

See accompanying Notes to Financial Statements | 45

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Premier Growth Equity Fund

Shares		Value ($)

Common Stock - 95.1%

CAPITAL GOODS - 2.6%

81,200	Dover Corp.	3,783,920

CONSUMER SERVICES - 1.9%

89,250	Carnival Corp.	2,704,275

DIVERSIFIED FINANCIALS - 8.4%

23,100	CME Group, Inc.	5,691,840
33,250	Goldman Sachs Group, Inc. (The)	3,143,788
100,799	State Street Corp.	3,241,696

		12,077,324

ENERGY - 5.5%

82,250	Halliburton Co.	2,510,269
92,049	Schlumberger, Ltd.	5,498,087

		8,008,356

FOOD, BEVERAGE & TOBACCO - 3.9%

91,000	PepsiCo, Inc.	5,632,900

HEALTH CARE EQUIPMENT & SERVICES - 8.4%

120,749	Covidien PLC	5,325,031
134,749	Express Scripts, Inc.(a)	4,995,145
78,750	Lincare Holdings, Inc.	1,771,875

		12,092,051

MATERIALS - 2.7%

64,750	Monsanto Co.	3,887,590

MEDIA - 9.9%
132,999	DIRECTV, Class A(a)	5,619,208
103,249	Discovery Communications, Inc., Class C(a)	3,629,202
145,249	Liberty Global, Inc., Class C(a)	5,027,068

		14,275,478

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%

96,249	Amgen, Inc.(b)	5,288,883
75,250	Gilead Sciences, Inc.(a)	2,919,699

		8,208,582

REAL ESTATE - 0.9%

101,499	CB Richard Ellis Group, Inc., Class A(a)	1,366,177

RETAILING - 7.4%

10,850	Amazon.com, Inc.(a)	2,346,096
64,400	Bed Bath & Beyond, Inc.(a)	3,690,763
43,105	Dick’s Sporting Goods, Inc.(a)	1,442,293
166,249	Lowe’s Cos., Inc.	3,215,256

		10,694,408

SOFTWARE & SERVICES - 21.2%

41,300	Baidu, Inc., ADR(a)	4,415,383
178,499	eBay, Inc.(a)	5,263,936
38,500	Intuit, Inc.(a)	1,826,439
124,249	Microsoft Corp.	3,092,558

Shares		Value ($)

SOFTWARE & SERVICES — (continued)

143,499	Paychex, Inc.	3,784,069
81,550	Visa, Inc., Class A	6,990,466
349,998	Western Union Co. (The)	5,351,469

		30,724,320

TECHNOLOGY HARDWARE & EQUIPMENT - 11.7%

20,650	Apple, Inc.(a)	7,871,367
125,999	Cisco Systems, Inc.	1,951,725
144,549	Qualcomm, Inc.	7,029,418

		16,852,510

TELECOMMUNICATION SERVICES - 3.8%

103,249	American Tower Corp., Class A(a)	5,554,796

TRANSPORTATION - 1.1%

26,250	United Parcel Service, Inc., Class B	1,657,688

	Total Common Stock (Cost $129,014,066)	137,520,375

Other Investments - 0.0%
10,417	GEI Investment Fund(c)	10,105

	Total Other Investments (Cost $10,417)	10,105

Registered Investment Company - 0.0%
85,152	Federated Prime Obligations Fund	85,152

	Total Registered Investment Company (Cost $85,152)	85,152
Total Investments - 95.1% (Cost $129,109,635)		137,615,632

Other Assets & Liabilities, Net - 4.9%		7,039,365

Net Assets - 100.0%		144,654,997

(a)	Non-income producing security.

(b)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.

(c)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

ADR	American Depositary Receipt
TBA	To be announced
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)
Long Futures: S&P 500 Emini Index Futures	December 2011	62	$3,490,600	$(89,061)

46 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stock - 97.9%

BANKS - 4.5%

2,400	Bryn Mawr Bank Corp.	39,768
2,200	Community Bank System, Inc.	49,918
5,650	Cullen/Frost Bankers, Inc.	259,109
10,300	Fulton Financial Corp.	78,795
3,700	Independent Bank Corp.	80,438
8,250	Prosperity Bancshares, Inc.	269,610
5,600	Sterling Ban corp.	40,656
6,400	SVB Financial Group(a)	236,800
8,200	UMB Financial Corp.	263,056
2,300	Washington Trust Bancorp, Inc.	45,494
4,200	Westamerica Bancorporation	160,944

		1,524,588

CAPITAL GOODS - 8.7%

14,050	Applied Industrial Technologies, Inc.	381,598
9,500	Brady Corp., Class A	251,085
2,200	CIRCOR International, Inc.	64,614
7,300	CLARCOR, Inc.	302,074
3,700	EnPro Industries, Inc.(a)	109,816
2,200	Esterline Technologies Corp.(a)	114,048
4,700	Harsco Corp.	91,133
6,800	IDEX Corp.	211,888
4,550	Mueller Industries, Inc.	175,584
13,050	Quanta Services, Inc.(a)	245,210
1,900	Raven Industries, Inc.	91,580
13,750	RSC Holdings, Inc.(a)	98,038
8,550	Teledyne Technologies, Inc.(a)	417,753
7,800	Trimas Corp.(a)	115,830
10,500	Woodward, Inc.	287,700

		2,957,951

COMMERCIAL & PROFESSIONAL SERVICES - 2.9%

11,700	ABM Industries, Inc.	223,002
4,400	Copart, Inc.(a)	172,128
2,300	CoStar Group, Inc.(a)	119,531
21,100	Healthcare Services Group, Inc.	340,554
3,950	Herman Miller, Inc.	70,547
5,050	Resources Connection, Inc.	49,389

		975,151

CONSUMER DURABLES & APPAREL - 4.6%

5,500	Deckers Outdoor Corp.(a)	512,930
17,100	Jarden Corp.	483,246
11,750	Maidenform Brands, Inc.(a)	275,068
2,900	Tupperware Brands Corp.	155,846
4,400	Wolverine World Wide, Inc.	146,300

		1,573,390

CONSUMER SERVICES - 2.9%

2,200	American Public Education, Inc.(a)	74,800
2,300	Capella Education Co.(a)	65,274
11,500	Cracker Barrel Old Country Store, Inc.	460,920
5,100	K12, Inc.(a)	129,846
3,350	Lincoln Educational Services Corp.	27,102
1,750	Matthews International Corp., Class A	53,830
900	Strayer Education, Inc.	69,003
21,400	Wendy’s Co. (The)	98,226

		979,001

Shares		Value ($)

DIVERSIFIED FINANCIALS - 1.6%

5,100	Financial Engines, Inc.(a)	92,361
27,400	GFI Group, Inc.	110,148
13,900	Raymond James Financial, Inc.	360,844

		563,353

ENERGY - 6.1%

4,000	Brigham Exploration Co.(a)	101,040
1,700	Dril-Quip, Inc.(a)	91,647
4,400	Gulfport Energy Corp.(a)	106,392
7,300	Northern Oil and Gas, Inc.(a)	141,547
5,800	Oasis Petroleum, Inc.(a)	129,514
8,250	Oil States International, Inc.(a)	420,090
2,500	Petroleum Development Corp.(a)	48,475
25,450	Pioneer Drilling Co.(a)	182,731
14,600	Resolute Energy Corp.(a)	165,856
6,200	SM Energy Co.	376,030
8,100	Superior Energy Services, Inc.(a)	212,544
14,500	Tetra Technologies, Inc.(a)	111,940

		2,087,806

FOOD & STAPLES RETAILING - 1.0%

7,300	Ruddick Corp.	284,627
4,800	Spartan Stores, Inc.	74,304

		358,931

FOOD, BEVERAGE & TOBACCO - 4.1%

15,450	Flowers Foods, Inc.	300,657
5,300	Lancaster Colony Corp.	323,353
11,700	Smart Balance, Inc.(a)	69,030
7,600	Smithfield Foods, Inc.(a)	148,200
11,000	Snyders-Lance, Inc.	229,350
5,100	TreeHouse Foods, Inc.(a)	315,384

		1,385,974

HEALTH CARE EQUIPMENT & SERVICES - 12.7%

36,850	Bio-Reference Labs, Inc.(a)	678,408
2,350	Computer Programs & Systems, Inc.	155,452
3,500	Gen-Probe, Inc.(a)	200,375
16,650	HMS Holdings Corp.(a)	406,094
5,100	Integra LifeSciences Holdings Corp.(a)	182,427
5,800	Masimo Corp.	125,570
11,700	MedAssets, Inc.(a)	112,437
5,100	Medidata Solutions, Inc.(a)	83,844
7,200	Mednax, Inc.(a)	451,008
300	Meridian Bioscience, Inc.	4,721
17,950	Molina Healthcare, Inc.(a)	277,148
8,730	NuVasive, Inc.(a)	149,021
13,150	Owens & Minor, Inc.	374,512
900	Quality Systems, Inc.	87,300
4,400	SonoSite, Inc.(a)	133,496
3,200	Teleflex, Inc.	172,064
8,900	Thoratec Corp.(a)	290,496
7,321	VCA Antech, Inc.(a)	116,990
3,700	Volcano Corp.(a)	109,631
6,600	West Pharmaceutical Services, Inc.	244,860

		4,355,854

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
2,200	Spectrum Brands Holdings, Inc.(a)	51,964

See accompanying Notes to Financial Statements | 47

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stock — (continued)

INSURANCE - 4.5%

5,900	Allied World Assurance Co. Holdings, Ltd	316,889
3,000	Amtrust Financial Services, Inc.	66,780
2,900	Argo Group International Holdings, Ltd	82,273
4,400	Arthur J. Gallagher & Co.	115,720
8,000	Aspen Insurance Holdings, Ltd	184,320
7,400	Brown & Brown, Inc.	131,720
16,250	HCC Insurance Holdings, Inc.	439,562
4,500	Navigators Group, Inc. (The)(a)	194,400

		1,531,664

MATERIALS - 5.7%

5,900	Aptargroup, Inc.	263,553
23,150	Commercial Metals Co	220,156
3,400	Compass Minerals International, Inc.	227,052
19,400	Packaging Corp. of America	452,020
17,800	Sensient Technologies Corp.	579,390
5,800	Silgan Holdings, Inc.	213,092

		1,955,263

MEDIA - 3.2%

13,650	Arbitron, Inc.	451,542
9,450	John Wiley & Sons, Inc., Class A	419,769
3,700	Morningstar, Inc.	208,828

		1,080,139

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.3%

1,900	Bio-Rad Laboratories, Inc.(a)	172,463
27,500	Bruker Corp.(a)	372,075
3,850	Cubist Pharmaceuticals, Inc.(a)	135,982
5,100	Genomic Health, Inc.(a)	112,098
12,700	ICON PLC, ADR(a)	204,216
7,647	Luminex Corp.(a)	169,534
8,800	Myriad Genetics, Inc.(a)	164,912
1,900	Techne Corp.	129,219

		1,460,499

REAL ESTATE - 4.7%

22,100	BioMed Realty Trust, Inc., REIT	366,197
10,450	Coresite Realty Corp., REIT	149,958
8,250	Digital Realty Trust, Inc., REIT	455,070
11,700	Healthcare Realty Trust, Inc., REIT.	197,145
19,650	Omega Healthcare Investors, Inc., REIT	313,024
11,600	Sabra Healthcare REIT, Inc., REIT .	110,664

		1,592,058

RETAILING - 3.9%

11,100	Aaron’s, Inc.	280,275
13,000	Aeropostale, Inc.(a)	140,530
8,400	American Eagle Outfitters, Inc.	98,448
6,600	Buckle, Inc. (The)	253,836
23,200	LKQ Corp.(a)	560,512

		1,333,601

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%

2,200	Hittite Microwave Corp.(a)	107,140
21,400	Microsemi Corp.(a)	341,972
27,000	Rudolph Technologies, Inc.(a)	180,630

Shares		Value ($)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (continued)

11,150	Semtech Corp.(a)	235,265

		865,007

SOFTWARE & SERVICES - 12.9%

7,500	ACI Worldwide, Inc.(a)	206,550
3,800	Ariba, Inc.(a)	105,298
16,950	Blackbaud, Inc.	377,476
6,300	Blackboard, Inc.(a)	281,358
8,200	Bottomline Technologies, Inc.(a)	165,148
10,200	Cardtronics, Inc.(a)	233,784
3,200	CommVault Systems, Inc.(a)	118,592
8,800	comScore, Inc.(a)	148,456
5,900	Concur Technologies, Inc.(a)	219,598
5,900	Constant Contact, Inc.(a)	102,011
6,200	Ebix, Inc.(a)	91,140
27,800	Global Cash Access Holdings, Inc.(a)	71,168
5,800	Jack Henry & Associates, Inc.	168,084
3,700	LogMeIn, Inc.(a)	122,877
10,800	MICROS Systems, Inc.(a)	474,228
7,300	NeuStar, Inc., Class A(a)	183,522
4,700	NICE Systems, Ltd., ADR(a)	142,645
20,450	Parametric Technology Corp.(a)	314,521
5,900	QLIK Technologies, Inc.(a)	127,794
10,200	SolarWinds, Inc.(a)	224,604
18,800	SS&C Technologies Holdings, Inc.(a)	268,652
2,900	Ultimate Software Group, Inc.(a)	135,488
3,400	Wright Express Corp.(a)	129,336

		4,412,330

TECHNOLOGY HARDWARE & EQUIPMENT - 1.9%

8,650	Elster Group SE, ADR(a)	129,318
3,200	FARO Technologies, Inc.(a)	100,960
4,400	Measurement Specialties, Inc.(a)	114,224
4,655	National Instruments Corp.	106,413
6,750	Zebra Technologies Corp., Class A(a)	208,845

		659,760

TRANSPORTATION - 3.9%

11,600	Genesee & Wyoming, Inc., Class A(a)	539,632
2,900	Hub Group, Inc., Class A(a)	81,983
5,100	Landstar System, Inc.	201,756
15,200	Old Dominion Freight Line, Inc.(a)	440,344
6,064	UTi Worldwide, Inc.	79,075

		1,342,790

UTILITIES - 1.2%

10,850	IDACORP, Inc.	409,913

	Total Common Stock (Cost $35,598,439)	33,456,987

48 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Small-Cap Equity Fund

Shares		Value ($)

Other Investments - 0.0%
7,050	GEI Investment Fund	6,839

	Total Other Investments (Cost $7,050)	6,839

Registered Investment Company - 2.4%
815,380	Federated Prime Obligations Fund	815,380

	Total Registered Investment Company (Cost $815,380)	815,380

Total Investments - 100.3% (Cost $36,420,869)		34,279,206

Liabilities in Excess of Other Assets — (0.3)%		(111,693)

Net Assets - 100.0%		34,167,513

(a)	Non-income producing security.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements | 49

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Global Equity Fund

Shares		Value ($)

Common Stock - 97.1%

ARGENTINA - 0.7%
7,097	Arcos Dorados Holdings, Inc.	164,579

AUSTRALIA - 0.8%
23,326	Brambles, Ltd.	144,424
26,186	Paladin Energy, Ltd.(a)	30,180

		174,604

CANADA - 3.6%
15,071	CAE, Inc.	142,170
6,426	Potash Corp. of Saskatchewan, Inc.	277,732
15,821	Suncor Energy, Inc.	402,486

		822,388

CHINA - 2.8%
4,589	Baidu, Inc., ADR(a)	490,610
53,762	Sinopharm Group Co., Class H	141,646

		632,256

DENMARK - 0.3%
1,103	Carlsberg AS, Class B	65,461

FRANCE - 5.0%
7,401	Alstom SA	244,134
6,565	BNP Paribas SA	259,187
5,176	Eutelsat Communications SA	208,234
2,150	LVMH Moet Hennessy Louis Vuitton SA	284,215
5,006	Safran SA	153,362

		1,149,132

GERMANY - 6.4%
2,399	Adidas AG	146,207
3,561	Bayer AG	196,797
2,699	Beiersdorf AG	144,633
4,679	Fresenius SE & Co. KGaA	416,509
2,730	Kabel Deutschland Holding AG(a)	146,582
4,021	SAP AG	204,896
2,359	Siemens AG	212,550

		1,468,174

HONG KONG - 1.3%
107,091	AIA Group, Ltd.	303,379

INDIA - 1.3%
4,195	ICICI Bank, Ltd., ADR	145,650
78,245	Power Grid Corp. of India, Ltd.(a)	156,565

		302,215

IRELAND - 0.3%
7,427	WPP PLC	68,722

ITALY - 0.8%
7,267	Luxottica Group SpA	184,962

JAPAN - 9.9%
2,000	FANUC Corp	275,671
18	Japan Tobacco, Inc.	84,251
4,700	JS Group Corp.	131,661
150	Jupiter Telecommunications Co., Ltd.	162,407
45,000	Kubota Corp.	367,216
10,000	Nabtesco Corp.	189,129
9,000	NGK Insulators, Ltd.	135,515
8,800	Softbank Corp.	257,656

Shares		Value ($)

JAPAN — (continued)
18,400	Suzuki Motor Corp.	405,853
26,000	Toray Industries, Inc.	182,200
2,100	Toyota Motor Corp.	72,033

		2,263,592

LUXEMBOURG - 0.4%
824	Millicom International Cellular SA, SDR	82,031

MAYLASIA - 0.6%
51,000	Genting Bhd	144,236

MEXICO - 1.0%
10,638	America Movil SAB de CV, Class L, ADR	234,887

NETHERLANDS - 0.7%
15,304	ING Groep NV(a)	108,110
1,945	Unilever NV	61,656

		169,766

SINGAPORE - 0.7%
13,000	United Overseas Bank, Ltd.	167,780

SOUTH AFRICA - 0.8%
11,280	MTN Group, Ltd.	185,089

SPAIN - 0.8%
22,300	Banco Santander SA	182,589

SWEDEN - 0.9%
10,566	Hexagon AB, Class B	137,255
5,809	Swedbank AB, Class A	64,074

		201,329

SWITZERLAND - 2.7%
9,078	Nestle SA	498,723
2,358	Novartis AG	131,446

		630,169

UNITED KINGDOM - 9.5%
43,792	Aegis Group PLC	84,278
17,786	BG Group PLC	340,051
9,782	BHP Billiton PLC	261,048
11,620	Cookson Group PLC	77,440
17,029	Diageo PLC	324,353
25,956	HSBC Holdings PLC	198,600
19,016	Prudential PLC	163,143
8,514	Royal Dutch Shell PLC, Class A	262,931
15,209	Standard Chartered PLC	303,118
6,059	Vodafone Group PLC, ADR	155,413

		2,170,375

UNITED STATES - 45.8%
16,095	AES Corp. (The)(a)	157,087
5,479	Allegheny Technologies, Inc.	202,668
1,164	Amazon.com, Inc.(a)	251,692
13,097	American Tower Corp., Class A(a)	704,619
5,540	Anadarko Petroleum Corp	349,297
1,059	Apple, Inc.(a)(b)	403,670
5,027	Archer-Daniels-Midland Co	124,720
3,297	Avon Products, Inc.	64,621
1,079	CME Group, Inc.	265,866
3,221	Cooper Industries PLC	148,553
6,640	Covidien PLC	292,824
2,898	Cummins, Inc.	236,651

50 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Global Equity Fund

Shares		Value ($)

Common Stock — (continued)
UNITED STATES — (continued)

2,185	Deere & Co.	141,085
4,345	Discover Financial Services	99,674
4,717	Discovery Communications, Inc., Class C(a)	165,803
2,761	eBay, Inc.(a)	81,422
4,790	Equinix, Inc.(a)	425,496
7,396	Express Scripts, Inc.(a)	274,170
5,409	Freeport-McMoRan Copper & Gold, Inc.	164,704
198	Google, Inc., Class A(a)	101,847
5,712	Hospira, Inc.(a)	211,343
17,605	Invesco, Ltd.	273,054
3,576	ITC Holdings Corp.	276,890
2,296	Johnson & Johnson	146,278
17,668	JPMorgan Chase & Co.	532,160
2,538	Kirby Corp.(a)	133,600
8,907	Kraft Foods, Inc., Class A	299,097
4,964	Las Vegas Sands Corp.(a)	190,320
1,050	Liberty Media Corp., Class A(a)	69,425
2,734	Molycorp, Inc.(a)	89,867
8,117	Monsanto Co.	487,345
6,572	NII Holdings, Inc.(a)	177,115
2,841	NuVasive, Inc.(a)	48,496
5,033	Oracle Corp.	144,648
1,393	PepsiCo, Inc.(b)	86,227
9,267	PerkinElmer, Inc.	178,019
4,399	Praxair, Inc.	411,219
14,121	Qualcomm, Inc.	686,704
1,519	Rockwell Collins, Inc.	80,142
8,354	Schlumberger, Ltd.	498,984
1,891	SuccessFactors, Inc.(a)	43,474
2,125	Target Corp.	104,209
15,172	Tenet Healthcare Corp.(a)	62,660
2,252	Visa, Inc., Class A	193,041
1,703	Wabtec Corp.	90,038
6,457	Yum! Brands, Inc.(a)	318,911

		10,489,735

	Total Common Stock (Cost $23,738,807)	22,257,450

Shares		Value ($)

Preferred Stock - 0.5%
BRAZIL - 0.5%
7,632	Itau Unibanco Holding SA	119,440

	Total Preferred Stock (Cost $144,402)	119,440

Other Investments - 0.9%
3,151	Financial Select Sector SPDR Fund, ETF	37,276
22,106	GEI Investment Fund(c)	21,443
5,193	Industrial Select Sector SPDR Fund, ETF	151,688

	Total Other Investments (Cost $231,255)	210,407

Registered Investment Company - 1.0%
214,224	Federated Prime Obligations Fund	214,224

	Total Registered Investment Company (Cost $214,224)	214,224

Total Investments - 99.5% (Cost $24,328,688)		22,801,521

Other Assets & Liabilities, Net - 0.5%		123,271

Net Assets - 100.0%		22,924,792

(a)	Non-income producing security.
(b)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(c)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipt
TBA	To be announced

See accompanying Notes to Financial Statements | 51

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Global Equity Fund

The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)

Short Futures:
DJ Euro Stoxx 50 Index Future	December 2011	2	57,854	$(3,759)
FTSE 100 Index Futures	December 2011	1	79,300	(911)
S&P 500 Emini Index Futures	December 2011	6	337,800	8,152

				$3,482

Percentage (based
Industry	on total investments)

Capital Goods	11.5%
Materials	9.1%
Energy	8.3%
Telecommunication Services	7.9%
Software & Services	7.4%
Food, Beverage & Tobacco	6.8%
Banks	6.3%
Diversified Financials	5.6%
Health Care Equipment & Services	5.4%
Technology Hardware & Equipment	5.4%
Media	4.0%
Pharmaceuticals, Biotechnology & Life Sciences	3.8%
Consumer Services	3.6%
Consumer Durables & Apparel	2.7%
Utilities	2.6%
Automobiles & Components	2.1%
Insurance	2.0%
Retailing	1.5%
Household & Personal Products	0.9%
Commercial & Professional Services	0.6%
Transportation	0.6%

98.1%

Percentage (based
Other Instruments	on total investments)

Other Investments	0.9%
Registered Investment Company	1.0%

1.9%

100.0%

52 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland International Equity Fund

Shares		Value ($)

Common Stock - 92.7%
AUSTRALIA - 1.2%
15,968	Brambles, Ltd.	98,866
67,625	Lynas Corp., Ltd.(a)	69,513

		168,379

BRAZIL - 1.5%
5,819	Petroleo Brasileiro SA, ADR	120,570
3,765	Vale SA, ADR	79,065

		199,635

CANADA - 4.4%
2,988	Canadian Natural Resources, Ltd.	88,231
9,353	Kinross Gold Corp.	139,750
5,208	Potash Corp. of Saskatchewan, Inc.	227,402
5,067	Suncor Energy, Inc.	130,121

		585,504

CHINA - 1.6%
1,380	Baidu, Inc., ADR(a)	147,536
188,998	Bank of China, Ltd., Class H	58,462
4,589	Zhuzhou CSR Times Electric Co., Ltd., Class H	7,582

		213,580

DENMARK - 0.4%
4	AP Moller — Maersk AS, Class B	23,532
407	Carlsberg AS, Class B	24,155

		47,687

FRANCE - 8.4%
1,830	Accor SA	48,801
9,552	AXA SA	124,452
4,564	BNP Paribas SA	180,188
2,702	Cap Gemini SA	89,969
3,042	Cie Generale d’Optique Essilor International SA	219,078
634	LVMH Moet Hennessy Louis Vuitton SA	83,810
6,010	Safran SA	184,120
842	Schneider Electric SA	45,126
1,217	Total SA	53,772
2,263	Vinci SA	97,206

		1,126,522

GERMANY - 10.2%
1,867	Adidas AG	113,784
2,058	Bayer AG	113,734
1,050	Daimler AG	46,766
1,597	Deutsche Boerse AG	80,632
1,983	Fresenius SE & Co. KGaA	176,520
2,081	Linde AG	278,872
2,981	Metro AG	126,724
2,493	SAP AG	127,035
2,502	Siemens AG	225,435
3,201	ThyssenKrupp AG	78,768

		1,368,270

HONG KONG - 2.7%
54,260	AIA Group, Ltd.	153,713
15,874	Hutchison Whampoa, Ltd.	117,515
18,928	Wharf Holdings, Ltd.	93,416

		364,644

Shares		Value ($)

INDIA - 1.6%
4,821	ICICI Bank, Ltd.	85,040
3,051	Larsen & Toubro, Ltd.(a)	84,086
21,356	Power Grid Corp. of India, Ltd.(a)	42,732

		211,858

IRELAND - 0.7%
10,550	WPP PLC	97,619

ITALY - 0.3%
2,373	ENI SpA	41,808

JAPAN - 13.0%
23,910	Bank of Yokohama, Ltd. (The)	119,979
4,100	Daikin Industries, Ltd.	117,510
1,100	FANUC Corp.	151,619
8,700	Mitsubishi Corp.	177,244
10,000	Mitsubishi Heavy Industries, Ltd.(a)	42,203
800	SMC Corp.	117,006
5,700	Softbank Corp.	166,891
8,300	Sony Financial Holdings, Inc.	126,804
6,000	Sumitomo Realty & Development Co., Ltd.	115,413
13,200	Suzuki Motor Corp.	291,156
2,624	Toyota Motor Corp.	90,007
4,800	Unicharm Corp.	230,374

		1,746,206

MEXICO - 0.8%
4,623	America Movil SAB de CV, Class L, ADR	102,076

NETHERLANDS - 3.5%
3,368	European Aeronautic Defence and Space Co. NV	94,809
18,225	ING Groep NV(a)	128,744
3,839	Koninklijke Ahold NV	45,213
4,187	Koninklijke Philips Electronics NV	75,233
3,827	Unilever NV	121,296

		465,295

RUSSIA - 0.3%
3,233	Mobile Telesystems OJSC, ADR	39,766

SINGAPORE - 1.4%
14,305	United Overseas Bank, Ltd.	184,622

SOUTH AFRICA - 0.5%
4,179	MTN Group, Ltd.	68,572

SOUTH KOREA - 2.7%
666	Hyundai Motor Co.	116,429
349	Samsung Electronics Co., Ltd.	243,691

		360,120

SPAIN - 1.9%
18,567	Banco Santander SA	152,023
5,593	Telefonica SA	107,345

		259,368

SWEDEN - 1.5%
6,604	Hexagon AB, Class B	85,788
12,524	Telefonaktiebolaget LM Ericsson, Class B	120,136

		205,924

See accompanying Notes to Financial Statements | 53

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland International Equity Fund

Shares		Value ($)

Common Stock — (continued)

SWITZERLAND - 7.4%

3,493	Credit Suisse Group AG(a)	91,189
6,491	Nestle SA	356,600
5,015	Novartis AG	279,560
672	Syngenta AG(a)	174,266
416	Zurich Financial Services AG(a)	86,473

		988,088

TAIWAN - 2.3%
38,000	Delta Electronics, Inc.	89,011
930	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,630
96,037	Taiwan Semiconductor Manufacturing Co., Ltd	216,156

		315,797

UNITED KINGDOM - 24.4%
2,083	Aggreko PLC	52,372
4,366	Autonomy Corp. PLC(a)	172,563
7,307	BG Group PLC	139,703
9,263	BHP Billiton PLC	247,198
6,079	Capita Group PLC (The)	66,513
11,903	Diageo PLC	226,713
5,720	G4S PLC	23,642
3,477	G4S PLC	14,119
42,542	HSBC Holdings PLC	325,508
15,856	International Consolidated Airlines Group(a)	37,412
218,079	Lloyds Banking Group PLC(a)	116,957
24,589	National Grid PLC	243,477
25,756	Prudential PLC	220,967
4,535	Reckitt Benckiser Group PLC	229,544
5,510	Rio Tinto PLC	244,108
13,478	Royal Dutch Shell PLC, Class A	416,003
6,185	Standard Chartered PLC	123,276
20,201	Tesco PLC	118,208
100,234	Vodafone Group PLC	258,066

		3,276,349

	Total Common Stock (Cost $13,941,738)	12,437,689

Preferred Stock - 1.4%
GERMANY - 1.4%
1,439	Volkswagen AG	190,180

	Total Preferred Stock (Cost $183,945)	190,180

Other Investments - 0.1%
13,390	GEI Investment Fund(b)	12,988

	Total Other Investments (Cost $13,390)	12,988

Total Investments - 94.2% (Cost $14,139,073)		12,640,857

Other Assets & Liabilities,
Net - 5.8%		777,632

Net Assets - 100.0%		13,418,489

(a)	Non-income producing security.
(b)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

ADR	American Depositary Receipt
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)

Long Futures:
DJ Euro Stoxx 50 Index Future	December 2011	8	231,417	$5,591
FTSE 100 Index Futures	December 2011	3	237,900	(2,997)
TOPIX Index Futures	December 2011	1	98,275	370

				$2,964

Percentage (based
Industry	on total investments)

Materials	12.2%
Capital Goods	12.2%
Banks	10.6%
Energy	7.8%
Telecommunication Services	5.9%
Automobiles & Components	5.8%
Food, Beverage & Tobacco	5.8%
Insurance	5.6%
Software & Services	4.2%
Semiconductors & Semiconductor Equipment	3.7%
Household & Personal Products	3.6%
Health Care Equipment & Services	3.1%
Pharmaceuticals, Biotechnology & Life Sciences	3.1%
Diversified Financials	2.4%
Technology Hardware & Equipment	2.3%
Food & Staples Retailing	2.3%
Utilities	2.3%
Commercial & Professional Services	2.0%
Real Estate	1.7%
Consumer Durables & Apparel	1.6%
Media	0.8%
Transportation	0.5%
Consumer Services	0.4%

99.9%

Percentage (based
Other Investments	on total investments)

Other Investments	0.1%

100.0%

54 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Trend Following Fund

Shares		Value ($)

Exchange Traded Funds - 83.2%

DEBT FUND - 23.1%

17,000	iShares Barclays 20+ Year Treasury Bond Fund	2,053,600

EQUITY FUND - 60.1%

16,000	iShares Russell 1000 Growth Index Fund	841,920
7,000	iShares Russell 1000 Value Index Fund	396,130
6,000	iShares Russell 2000 Growth Index Fund	440,820
50,000	ProShares Short MSCI EAFE(a)	2,795,500
16,000	ProShares UltraShort QQQ(a)	870,240

		5,344,610

	Total Exchange Traded Funds (Cost $6,972,392)	7,398,210

Shares		Value ($)

Registered Investment Company - 16.8%

1,490,684	Federated Prime Obligations Fund	1,490,684

	Total Registered Investment Company (Cost $1,490,684)	1,490,684

Total Investments - 100.0% (Cost $8,463,076)		8,888,894

Liabilities in Excess of Other Assets - 0.0%		(3,679)

Net Assets - 100.0%		8,885,215

(a)	Non-income producing security.

See accompanying Notes to Financial Statements | 55

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Total Return Fund

Shares		Value ($)

Domestic Equity - 38.9%

COMMON STOCK - 38.9%

BANKS - 0.9%
2,794	BankUnited, Inc.	57,996
3,796	Comerica, Inc.	87,194
466	Credicorp, Ltd.	42,965
10,368	People’s United Financial, Inc.	118,195
3,403	Sberbank of Russia(a)	29,266
7,136	Standard Chartered PLC	142,225
1,633	US Bancorp	38,441
348	VTB Bank OJSC	1,446
10,183	Wells Fargo & Co.	245,614
2,862	Zions Bancorporation	40,268

		803,610

CAPITAL GOODS - 2.1%
1,476	Alliant Techsystems, Inc.	80,457
5,663	Cooper Industries PLC	261,177
910	Cummins, Inc.	74,311
1,982	Deere & Co.	127,978
3,288	Eaton Corp.	116,724
2,794	Emerson Electric Co.	115,420
6,164	Harsco Corp.	119,520
6,396	Hexcel Corp.(a)	141,735
8,403	Honeywell International, Inc.	368,976
1,831	MSC Industrial Direct Co., Class A	103,378
4,898	Quanta Services, Inc.(a)	92,033
3,184	Rockwell Collins, Inc.	167,988
1,204	United Technologies Corp.	84,713

		1,854,410

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
10,763	Corrections Corp. of America(a)	244,213
1,720	FTI Consulting, Inc.(a)	63,313
1,690	IHS, Inc., Class A(a)	126,429
2,374	Nielsen Holdings NV(a)	61,914
590	Stericycle, Inc.(a)	47,625

		543,494

CONSUMER DURABLES & APPAREL - 0.3%
2,891	Coach, Inc.	149,841
644	LVMH Moet Hennessy Louis Vuitton SA	85,132
3,468	MDC Holdings, Inc.	58,748

		293,721

CONSUMER SERVICES - 0.7%
3,644	Arcos Dorados Holdings, Inc., Class A	84,505
2,092	Carnival Corp.	63,388
252	HomeAway, Inc.(a)	8,472
1,952	Las Vegas Sands Corp.(a)	74,840
2,837	McDonald’s Corp.	249,145
3,304	Penn National Gaming, Inc.(a)	109,990
2,815	Royal Caribbean Cruises, Ltd	60,917

		651,257

DIVERSIFIED FINANCIALS - 2.6%
1,719	Affiliated Managers Group, Inc.(a)	134,168
5,126	American Express Co.	230,158
5,439	Ameriprise Financial, Inc.	214,079
19,621	Bank of America Corp.	120,081
2,648	CBOE Holdings, Inc.	64,797
950	Citigroup, Inc.	24,339

Shares		Value ($)

COMMON STOCK — (continued)

DIVERSIFIED FINANCIALS — (continued)
1,004	CME Group, Inc.	247,386
2,003	Discover Financial Services	45,949
2,109	Goldman Sachs Group, Inc. (The)	199,406
13,410	Invesco, Ltd.	207,990
17,009	JPMorgan Chase & Co.	512,311
1,770	MSCI, Inc., Class A(a)	53,684
8,704	State Street Corp.	279,921

		2,334,269

ENERGY - 4.1%
700	Alpha Natural Resources, Inc.(a)	12,383
4,128	Anadarko Petroleum Corp.	260,271
2,507	Apache Corp.	201,163
5,869	Chevron Corp.	542,999
3,525	ConocoPhillips	223,203
11,678	El Paso Corp.	204,132
4,583	Exxon Mobil Corp.(b)	332,864
2,669	Forest Oil Corp.(a)	38,434
792	Halliburton Co.	24,172
1,062	Hess Corp.	55,712
2,058	Marathon Petroleum Corp.	55,689
6,365	McDermott International, Inc.(a)	68,487
1,143	National Oilwell Varco, Inc.	58,544
3,121	Noble Corp.(a)	91,601
3,167	Occidental Petroleum Corp.	226,442
2,352	Peabody Energy Corp.	79,686
1,219	Pioneer Natural Resources Co.	80,174
6,762	Quicksilver Resources, Inc.(a)	51,256
9,085	Schlumberger, Ltd.	542,647
3,245	Southwestern Energy Co.(a)	108,156
5,344	Spectra Energy Corp.	131,089
5,798	Suncor Energy, Inc.	147,501
1,091	Ultra Petroleum Corp.(a)	30,243
5,167	Weatherford International, Ltd.(a)	63,089

		3,629,937

FOOD & STAPLES RETAILING - 0.3%
3,734	CVS Caremark Corp.	125,388
102	Magnit OJSC	1,750
1,719	Sysco Corp.	44,522
1,751	Wal-Mart Stores, Inc.	90,877

		262,537

FOOD, BEVERAGE & TOBACCO - 2.5%
4,749	Archer-Daniels-Midland Co.	117,823
3,455	Coca-Cola Enterprises, Inc.	85,960
4,670	ConAgra Foods, Inc.	113,107
1,633	Kellogg Co.	86,859
14,816	Kraft Foods, Inc., Class A	497,522
1,857	McCormick & Co., Inc.	85,719
1,299	Mead Johnson Nutrition Co.	89,410
6,231	Molson Coors Brewing Co., Class B	246,811
10,840	PepsiCo, Inc.	670,997
2,699	Philip Morris International, Inc.	168,364

		2,162,572

HEALTH CARE EQUIPMENT & SERVICES - 1.7%
1,584	Baxter International, Inc.	88,926
831	Cardinal Health, Inc.	34,802
3,208	Catalyst Health Solutions, Inc.(a)	185,070
11,047	Covidien PLC	487,173
6,843	Express Scripts, Inc.(a)	253,670

56 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Shares		Value ($)

Domestic Equity — (continued)

COMMON STOCK — (continued)

HEALTH CARE EQUIPMENT & SERVICES — (continued)
902	Gen-Probe, Inc.(a)	51,640
2,929	HCA Holdings, Inc.(a)	59,049
4,611	Masimo Corp.	99,828
4,654	MedAssets, Inc.(a)	44,725
3,562	Omnicare, Inc.	90,582
3,275	ResMed, Inc.(a)	94,287

		1,489,752

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
2,648	Avon Products, Inc.	51,901
2,193	Clorox Co.	145,461
1,703	Kimberly-Clark Corp.	120,930
6,233	Procter & Gamble Co. (The)	393,801

		712,093

INSURANCE - 1.7%
8,128	ACE, Ltd.	492,557
3,751	Chubb Corp.	225,022
3,008	Hartford Financial Services Group, Inc.	48,549
6,620	HCC Insurance Holdings, Inc.	179,071
6,209	MetLife, Inc.	173,914
1,781	PartnerRe, Ltd.	93,093
4,669	Prudential Financial, Inc.	218,789
950	RenaissanceRe Holdings, Ltd.	60,610

		1,491,605

MATERIALS - 1.7%
430	Albemarle Corp.	17,372
9,563	Allegheny Technologies, Inc.	353,735
1,061	Celanese Corp., Class A	34,514
1,184	Cytec Industries, Inc.	41,606
1,610	EI du Pont de Nemours & Co.	64,352
3,156	Freeport-McMoRan Copper & Gold, Inc.	96,100
1,842	Intrepid Potash, Inc.(a)	45,811
916	Molycorp, Inc.(a)	30,109
4,753	Monsanto Co.	285,370
2,641	Nalco Holding Co.	92,382
4,243	Praxair, Inc.	396,636
2,833	Steel Dynamics, Inc.	28,103
3,570	Stillwater Mining Co.(a)	30,345

		1,516,435

MEDIA - 1.5%
3,834	DIRECTV, Class A(a)	161,986
839	Discovery Communications, Inc., Class A(a)	31,563
1,406	Discovery Communications, Inc., Class C(a)	49,421
3,996	Liberty Global, Inc., Class C(a)	138,301
848	Liberty Media Corp., Class A(a)	56,070
1,582	News Corp., Class A	24,474
10,248	Omnicom Group, Inc.	377,536
5,403	Sirius XM Radio, Inc.(a)	8,159

Shares		Value ($)

COMMON STOCK — (continued)

MEDIA — (continued)
11,438	Time Warner, Inc.	342,797
3,364	Walt Disney Co. (The)	101,458

		1,291,765

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.9%
2,176	Alexion Pharmaceuticals, Inc.(a)	139,395
6,354	Amgen, Inc.(b)	349,152
10,930	Bristol-Myers Squibb Co.	342,983
2,113	Covance, Inc.(a)	96,036
13,642	Gilead Sciences, Inc.(a)	529,310
1,076	Hospira, Inc.(a)	39,812
3,255	Human Genome Sciences, Inc.(a)	41,306
2,509	Illumina, Inc.(a)	102,668
3,277	Incyte Corp., Ltd.(a)	45,780
8,311	Johnson & Johnson	529,495
3,550	Merck & Co., Inc.	116,120
902	Mettler-Toledo International, Inc.(a)	126,244
3,850	PerkinElmer, Inc.	73,958
32,685	Pfizer, Inc.	577,871
4,390	Thermo Fisher Scientific, Inc.(a)	222,310
2,766	Vertex Pharmaceuticals, Inc.(a)	123,198

		3,455,638

REAL ESTATE - 0.4%
7,539	CB Richard Ellis Group, Inc., Class A(a)	101,475
4,087	Douglas Emmett, Inc. REIT	69,888
645	Public Storage REIT	71,821
1,004	Rayonier, Inc. REIT	36,937
580	Simon Property Group, Inc.	63,788
854	SL Green Realty Corp. REIT	49,660

		393,569

RETAILING - 1.6%
274	Amazon.com, Inc.(a)	59,247
2,770	Bed Bath & Beyond, Inc.(a)	158,749
2,048	Dick’s Sporting Goods, Inc.(a)	68,526
1,395	Genuine Parts Co.	70,866
6,296	Home Depot, Inc.	206,950
6,526	Lowe’s Cos., Inc.	126,212
3,602	Macy’s, Inc.	94,805
2,135	O’Reilly Automotive, Inc.(a)	142,255
7,963	Target Corp.	390,505
2,776	Urban Outfitters, Inc.(a)	61,960

		1,380,075

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
1,741	Altera Corp.	54,894
1,315	Cree, Inc.(a)	34,164
2,347	Hittite Microwave Corp.(a)	114,299
12,057	Intel Corp.(b)	257,176
946	KLA-Tencor Corp.	36,213
7,174	Marvell Tech. Group, Ltd.(a)	104,238
4,816	Microchip Technology, Inc.	149,826
9,878	Texas Instruments, Inc.	263,249

		1,014,059

SOFTWARE & SERVICES - 4.1%
11,057	Activision Blizzard, Inc.	131,578
1,290	Automatic Data Processing, Inc.	60,824

See accompanying Notes to Financial Statements | 57

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Shares		Value ($)

Domestic Equity — (continued)

COMMON STOCK — (continued)

SOFTWARE & SERVICES — (continued)
2,123	Citrix Systems, Inc.(a)	115,767
2,913	Equinix, Inc.(a)	258,762
641	Google, Inc., Class A(a)	329,718
4,525	International Business Machines Corp.(b)	792,011
1,295	MercadoLibre, Inc.	69,606
28,652	Microsoft Corp.	713,148
7,850	Monster Worldwide, Inc.(a)	56,363
12,976	Oracle Corp.	372,930
3,825	Rovi Corp.(a)	164,398
3,280	SuccessFactors, Inc.(a)	75,407
3,359	Visa, Inc., Class A	287,933
11,961	Western Union Co. (The)	182,883

		3,611,328

TECHNOLOGY HARDWARE & EQUIPMENT - 2.5%
2,229	Apple, Inc.(a)	849,650
35,924	Cisco Systems, Inc.(b)	556,463
1,384	Corning, Inc.	17,106
2,359	Hewlett-Packard Co.	52,960
4,000	Juniper Networks, Inc.(a)	69,040
12,185	Qualcomm, Inc.	592,556
4,318	Synaptics, Inc.(a)	103,200

		2,240,975

TELECOMMUNICATION SERVICES - 1.4%
5,748	American Tower Corp., Class A(a)	309,242
11,405	AT&T, Inc.	325,271
9,727	NII Holdings, Inc.(a)	262,143
7,844	Verizon Communications, Inc.	288,659
3,269	Windstream Corp.	38,117

		1,223,432

TRANSPORTATION - 0.4%
1,425	FedEx Corp.	96,444
903	Union Pacific Corp.	73,748
2,082	United Parcel Service, Inc., Class B	131,479
2,615	UTi Worldwide, Inc.	34,100

		335,771

UTILITIES - 1.9%
26,159	AES Corp. (The)(a)	255,312
1,891	American Water Works Co., Inc.	57,070
9,333	Calpine Corp.(a)	131,408
7,363	Dominion Resources, Inc.	373,819
2,019	FirstEnergy Corp.	90,673
3,991	ITC Holdings Corp.	309,023
3,577	NextEra Energy, Inc.	193,229
1,108	Public Service Enterprise Group, Inc.	36,974
3,998	Southern Co.	169,395
2,038	Xcel Energy, Inc.	50,318

		1,667,221

	Total Domestic Equity (Cost $35,710,415)	34,359,525

Shares		Value ($)

Foreign Equity - 21.2%

COMMON STOCK - 20.6%
AUTOMOBILES & COMPONENTS - 0.8%
1,212	Daimler AG	53,982
1,050	Hyundai Motor Co.	183,559
327	Kia Motors Corp.	19,500
1,570	Mahindra & Mahindra, Ltd.	25,646
15,200	Suzuki Motor Corp.	335,270
3,106	Toyota Motor Corp.	106,540

		724,497

BANKS - 1.9%
1,389	Axis Bank, Ltd.	28,708
21,439	Banco Santander SA	175,539
355,168	Bank of China, Ltd., Class H	109,863
27,858	Bank of Yokohama, Ltd. (The)	139,790
76,371	Bank Rakyat Indonesia Persero Tbk PT	50,005
5,271	BNP Paribas SA	208,100
5,905	Grupo Financiero Banorte SAB de CV, Class O	17,502
2,532	Housing Development Finance Corp.(c)	32,963
48,504	HSBC Holdings PLC	371,126
5,567	ICICI Bank, Ltd.	98,200
12,800	Kasikornbank PCL	48,598
383	KB Financial Group, Inc.	12,655
251,789	Lloyds Banking Group PLC(a)	135,036
21,417	Metropolitan Bank & Trust	32,009
2,034	Standard Bank Group, Ltd.	23,373
16,360	United Overseas Bank, Ltd.	211,144
3,567	VTB Bank OJSC GDR	14,760

		1,709,371

CAPITAL GOODS - 2.5%
10,099	CAE, Inc.	95,267
53,142	China State Construction International Holdings, Ltd.	28,003
63,000	Chongqing Machinery & Electric Co., Ltd., Class H	9,154
4,700	Daikin Industries, Ltd.	134,706
5,298	Dongfang Electric Corp, Ltd., Class H	13,618
491	Doosan Heavy Industries and Construction Co., Ltd.	22,912
3,889	European Aeronautic Defence and Space Co. NV	109,475
1,300	FANUC Corp.	179,186
24,202	First Tractor Co., Ltd., Class H	14,281
17,915	Hutchison Whampoa, Ltd.	132,624
4,835	Koninklijke Philips Electronics NV	86,876
3,943	Larsen & Toubro, Ltd.(a)	108,669
10,100	Mitsubishi Corp.	205,766
12,000	Mitsubishi Heavy Industries, Ltd.	50,644
6,940	Safran SA	212,611
54,022	Sany Heavy Equipment International Holdings Co., Ltd.	42,714
972	Schneider Electric SA	52,093
2,889	Siemens AG	260,304
938	Siemens AG ADR	84,223
900	SMC Corp.	131,631
13,789	United Tractors Tbk PT	34,073
2,613	Vinci SA	112,240

58 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Shares		Value ($)

Foreign Equity — (continued)

COMMON STOCK — (continued)

CAPITAL GOODS — (continued)
23,863	Zhuzhou CSR Times Electric Co., Ltd., Class H	39,428

		2,160,498

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
2,902	Aggreko PLC	72,951
18,439	Brambles, Ltd.	114,166
7,020	Capita Group PLC (The)	76,809
6,605	G4S PLC	27,300
4,015	G4S PLC	16,304

		307,530

CONSUMER DURABLES & APPAREL - 0.2%
2,155	Adidas AG	131,336
105,320	China Dongxiang Group Co	18,078
1,655	Mrv Engenharia e Participacoes SA	8,541
12,030	Ports Design, Ltd.	18,385
18,950	Techtronic Industries Co.	12,745

		189,085

CONSUMER SERVICES - 0.1%
2,113	Accor SA	56,347
12,900	Genting Bhd	36,483
37,931	Minor International PCL	11,836
7,397	Sands China, Ltd.(a)	17,312

		121,978

DIVERSIFIED FINANCIALS - 0.4%
4,034	Credit Suisse Group AG(a)	105,314
1,844	Deutsche Boerse AG	93,103
9,868	Egyptian Financial Group-Hermes Holding(a)	27,520
21,045	ING Groep NV CVA(a)	148,665

		374,602

ENERGY - 2.1%
91,729	Adaro Energy Tbk PT	17,661
60,161	Afren PLC(a)	75,395
8,438	BG Group PLC	161,326
3,450	Canadian Natural Resources, Ltd.	101,873
909	Cenovus Energy, Inc.	28,150
20,378	China Oilfield Services, Ltd., Class H	25,922
59,098	China Petroleum & Chemical Corp., Class H	56,854
1,703	Cie Generale de Geophysique - Veritas(a)	30,040
16,543	CNOOC, Ltd.	26,608
2,855	Coal India, Ltd.	19,361
2,740	ENI SpA	48,274
5,730	Gasfrac Energy Services, Inc.(a)	41,241
6,489	Gazprom OAO ADR	61,970
904	Lukoil OAO ADR	45,372
766	Pacific Rubiales Energy Corp.	16,319
13,212	Petroleo Brasileiro SA ADR	273,753
18,646	Royal Dutch Shell PLC, Class A	575,515
7,804	Suncor Energy, Inc.	200,408
1,405	Total SA	62,078

		1,868,120

Shares		Value ($)

COMMON STOCK — (continued)

FOOD & STAPLES RETAILING - 0.4%
4,433	Koninklijke Ahold NV	52,209
1,048	Magnit OJSC GDR	20,038
3,442	Metro AG	146,322
2,317	Shoprite Holdings, Ltd.	32,588
23,326	Tesco PLC	136,494

		387,651

FOOD, BEVERAGE & TOBACCO - 1.2%
1,718	Anadolu Efes Biracilik Ve Malt Sanayii AS	19,818
698	Carlsberg AS, Class B	41,425
24,169	China Agri-Industries Holdings, Ltd.	15,188
1,346	Cosan SA Industria e Comercio	17,403
13,743	Diageo PLC	261,764
879	Diageo PLC ADR	66,742
2,040	ITC, Ltd.	8,218
7,495	Nestle SA	411,757
792	Nestle SA ADR	43,639
4,418	Unilever NV	140,049

		1,026,003

HEALTH CARE EQUIPMENT & SERVICES - 0.6%
3,513	Cie Generale d’Optique Essilor International SA	252,999
2,050	Diagnosticos Da America SA	17,339
2,290	Fresenius SE & Co. KGaA	203,848
17,881	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	19,883

		494,069

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
5,233	Reckitt Benckiser Group PLC	264,864
5,500	Unicharm Corp.	263,971

		528,835

INSURANCE - 1.0%
76,570	AIA Group, Ltd.	216,915
11,030	AXA SA	143,708
1,544	Ping An Insurance Group Co., Class H	8,636
1,041	Porto Seguro SA	9,842
29,740	Prudential PLC	255,147
9,600	Sony Financial Holdings, Inc.	146,665
480	Zurich Financial Services AG(a)	99,777

		880,690

MATERIALS - 2.7%
850	Anglo American PLC	29,219
4,799	Antofagasta PLC	68,453
9,046	Aquarius Platinum, Ltd.	24,826
468	Barrick Gold Corp.	21,832
10,696	BHP Billiton PLC	285,439
929	Eurasian Natural Resources Corp. PLC	8,225
1,529	First Quantum Minerals, Ltd.	20,469
393	Goldcorp, Inc., Class A	18,129
13,850	Kinross Gold Corp.	206,942
50	Lg Chem, Ltd.	13,253
2,753	Linde AG	368,926
97,817	Lynas Corp., Ltd.(a)	100,548
4,597	Mechel(a)	18,388

See accompanying Notes to Financial Statements | 59

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Shares		Value ($)

Foreign Equity — (continued)

COMMON STOCK — (continued)

MATERIALS — (continued)
1,736	Mechel ADR	17,690
4,309	Neo Material Technologies, Inc.(a)	26,382
287	Novozymes AS, Class B	40,867
580	OCI Materials Co., Ltd.	33,441
7,117	Potash Corp. of Saskatchewan, Inc.	310,756
949	Potash Corp. of Saskatchewan, Inc.	41,016
7,080	Rio Tinto PLC	313,663
1,525	Sociedad Quimica y Minera de Chile SA ADR	72,910
777	Syngenta AG(a)	201,495
1,430	Tata Steel, Ltd.	12,049
3,696	ThyssenKrupp AG	90,948
3,095	Xstrata PLC	39,043

		2,384,909

MEDIA - 0.2%
12,183	WPP PLC	112,730
13,695	Zee Entertainment Enterprises, Ltd.	32,759

		145,489

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.9%
2,376	Bayer AG	131,308
42,138	Lijun International Pharmaceutical Holding, Ltd.	3,958
5,791	Novartis AG	322,818
4,694	Novartis AG ADR	261,784
2,433	Teva Pharmaceutical Industries, Ltd. ADR	90,556

		810,424

REAL ESTATE - 0.3%
1,463	Iguatemi Empresa de Shopping Centers SA	24,551
7,000	Sumitomo Realty & Development Co., Ltd.	134,649
21,193	Wharf Holdings, Ltd.	104,595

		263,795

RETAILING - 0.1%
9,954	Belle International Holdings, Ltd.	17,166
8,580	Golden Eagle Retail Group, Ltd.	17,495

		34,661

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
603	Samsung Electronics Co., Ltd.	421,048
1,074	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,276
134,483	Taiwan Semiconductor Manufacturing Co., Ltd.	302,689

		736,013

SOFTWARE & SERVICES - 1.2%
4,132	Autonomy Corp. PLC(a)	163,315
5,173	Baidu, Inc. ADR(a)	553,046
3,120	Cap Gemini SA	103,887
3,157	HCL Technologies, Ltd.	26,196

Shares		Value ($)

COMMON STOCK — (continued)

SOFTWARE & SERVICES — (continued)
438	Infosys Technologies, Ltd.	22,508
2,878	SAP AG	146,653
474	Tencent Holdings, Ltd.	9,835

		1,025,440

TECHNOLOGY HARDWARE & EQUIPMENT - 0.5%
44,000	Delta Electronics, Inc.	103,066
7,626	Hexagon AB, Class B	99,064
9,112	Hon Hai Precision Industry Co., Ltd.	20,306
1,417	HTC Corp.	31,124
14,462	Telefonaktiebolaget LM Ericsson, Class B	138,726
11,623	Wasion Group Holdings, Ltd.	3,359

		395,645

TELECOMMUNICATION SERVICES - 1.2%
7,830	America Movil SAB de CV, Class L ADR	172,886
19,395	China Unicom Hong Kong, Ltd.	39,446
286	Millicom International Cellular SA SDR	28,472
3,733	Mobile Telesystems OJSC ADR	45,916
7,601	MTN Group, Ltd.	124,722
6,600	Softbank Corp.	193,242
6,458	Telefonica SA	123,947
3,353	Telefonica SA ADR	64,109
115,741	Vodafone Group PLC	297,991

		1,090,731

TRANSPORTATION - 0.1%
5	AP Moller — Maersk AS, Class B	29,415
18,309	International Consolidated Airlines Group, Class A(a)	43,199
11,750	Mundra Port and Special Economic Zone, Ltd.(a)	39,262

		111,876

UTILITIES - 0.4%
28,393	National Grid PLC	281,143
41,794	Power Grid Corp. of India, Ltd.(a)	83,628
2,075	Reliance Infrastructure, Ltd.	15,705

		380,476

	Total Common Stock (Cost $20,891,042)	18,152,388

PREFERRED STOCK - 0.6%
AUTOMOBILES & COMPONENTS - 0.2%
1,661	Volkswagen AG	219,519

BANKS - 0.1%
3,122	Itau Unibanco Holding SA	48,859

ENERGY - 0.0%
3,507	Petroleo Brasileiro SA	36,085

MATERIALS - 0.3%
7,084	Vale SA ADR	148,764

60 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Shares		Value ($)

Foreign Equity — (continued)

PREFERRED STOCK — (continued)

MATERIALS — (continued)
4,580	Vale SA, Class A	96,720
		245,484
	Total Preferred Stock (Cost $612,097)	549,947
	Total Foreign Equity (Cost $21,503,139)	18,702,335
Principal Amount ($)

Bonds & Notes - 32.8%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
	Federal Home Loan Mortgage Corp. REMIC
	(Series 2647) (Class DI)
235	4.50%, 10/15/16(d)	—
	(Series 2645) (Class BI)
18,992	4.50%, 02/15/18(d)	945
	(Series 2643) (Class IM)
24,295	4.50%, 03/15/18(d)	1,718
	(Series 2590) (Class YQ)
9,104	5.00%, 05/15/17(d)	354
	(Series 2781) (Class CI)
12,461	5.00%, 11/15/17(d)	441
	(Series 2781) (Class IC)
17,451	5.00%, 05/15/18(d)	973
	(Series 2763) (Class JI)
21,964	5.00%, 10/15/18(d)	1,738
	(Series 2722) (Class PI)
2,707	5.00%, 06/15/28(d)	16
	(Series 3471) (Class Z)
35,135	5.00%, 05/15/38	40,061
	(Series 2682) (Class HI)
5,878	5.50%, 04/15/17(d)	91
	(Series 2631) (Class DI)
29,731	5.50%, 06/15/33(d)	4,229
	(Series 3806) (Class DS)
143,136	6.37%, 08/15/25(d)(e)	29,802
	(Series 1980) (Class IO)
6,483	7.50%, 07/15/27(d)	1,412
	(Series 33) (Class D)
280	8.00%, 04/15/20	305
	Federal Home Loan Mortgage Corp. STRIPS
	(Series 186) (Class PO)
581	0.00%, 08/01/27(c)(f)	518
	(Series 227) (Class IO)
82,968	5.00%, 12/01/34(d)	11,305
	(Series 147) (Class IO)
1,191	8.00%, 02/01/23(d)	231
	(Series 171) (Class IO)
1,230	8.00%, 07/01/24(d)	255
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	(Series T-58) (Class AIO)
241,689	0.08%, 09/25/43(d)(e)	1,999

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS — (continued)

	Federal National Mortgage Assoc.
	(Series 2003-W18) (Class 1IO2)
120,092	0.98%, 08/25/43(d)(e)	2,357
	(Series 2003-W19) (Class 1IO2)
54,532	1.08%, 11/25/33(d)(e)	1,600
	Federal National Mortgage Assoc. REMIC
	(Series G92-68) (Class B)
874	0.00%, 12/25/22(c)(f)	801
	(Series 2003-89) (Class IO)
100,927	1.22%, 12/25/42(d)(e)	2,713
	(Series 2003-64) (Class KI)
2,231	4.50%, 05/25/18(d)	63
	(Series 2003-41) (Class BI)
5,003	5.00%, 08/25/17(d)	192
	(Series 2003-79) (Class HI)
10,795	5.00%, 10/25/22(d)	494
	(Series 2003-61) (Class IJ)
40,483	5.00%, 02/25/32(d)	2,787
	(Series 2007-109) (Class VZ)
30,270	5.00%, 10/25/35	34,715
	(Series 2008-67) (Class ZW)
27,364	5.00%, 07/25/38	31,107
	(Series 2008-67) (Class ZM)
34,069	5.00%, 08/25/38	38,793
	(Series 2010-98) (Class DI)
179,608	5.00%, 09/25/40(d)	31,449
	(Series 2002-94) (Class BZ)
161,632	5.50%, 01/25/33	180,348
	(Series 2008-61) (Class SB)
74,294	5.78%, 07/25/38(d)(e)	8,760
	(Series 2010-152) (Class SB)
98,122	5.78%, 01/25/41(d)(e)	15,786
	(Series 1992-77) (Class K)
5	8.00%, 05/25/22(d)	98
	(Series 2003-90) (Class SL)
22,469	16.13%, 03/25/31(e)	24,937
	Federal National Mortgage Assoc. STRIPS
	(Series 354) (Class 1)
36,451	0.00%, 12/01/34(c)(f)	34,816
	(Series 362) (Class 2)
43,761	4.50%, 08/01/35(d)	5,037
	(Series 378) (Class 1)
53,171	4.50%, 01/01/36(d)	5,751
	(Series 387) (Class 2)
42,567	5.00%, 03/25/38(d)	4,466
	(Series 387) (Class 1)
38,852	5.00%, 05/25/38(d)	3,943
	(Series 346) (Class 2)
10,735	5.50%, 12/01/33(d)	1,518
	(Series 252) (Class 2)
16,475	7.50%, 11/01/23(d)	2,963
	(Series 237) (Class 2)
883	8.00%, 08/01/23(d)	170
	(Series 264) (Class 2)
4,290	8.00%, 07/01/24(d)	858
	(Series 12) (Class 2)
184	8.50%, 03/01/17(d)	24
	(Series 7) (Class 2)
408	8.50%, 04/01/17(d)	60

See accompanying Notes to Financial Statements | 61

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	(Series 28) (Class 2)
71	8.50%, 01/01/18(d)	10
	(Series 150) (Class 2)
456	8.50%, 07/25/22(d)	97
	(Series 163) (Class 2)
625	8.50%, 07/25/22(d)	88
	(Series 137) (Class 2)
876	9.00%, 05/25/22(d)	199
	Government National Mortgage Assoc.
	(Series 2011-71) (Class MI)
147,672	4.50%, 04/16/34(d)	20,603
	(Series 2011-51) (Class NI)
96,172	4.50%, 10/20/37(d)	14,166
	(Series 2010-98) (Class PI)
170,911	4.50%, 10/20/37(d)	25,960
	(Series 2010-94) (Class PI)
140,714	4.50%, 12/20/37(d)	22,499
	(Series 2010-101) (Class GI)
94,855	4.50%, 02/20/38(d)	14,049
	(Series 2010-130) (Class PI)
99,765	4.50%, 08/16/39(d)	15,008
	(Series 2009-106) (Class VZ)
72,018	4.50%, 11/20/39	80,068
	(Series 2010-75) (Class KI)
89,379	5.00%, 12/20/35(d)	9,048
	(Series 2010-42) (Class IA)
90,504	5.00%, 10/20/37(d)	10,637
	(Series 2011-3) (Class S)
95,763	5.77%, 01/20/41(d)(e)	20,067
	(Series 2010-20) (Class SC)
286,218	5.92%, 02/20/40(d)(e)	50,798
	(Series 2010-26) (Class QS)
107,358	6.02%, 02/20/40(d)(e)	23,829
	(Series 2007-17) (Class IC)
69,615	6.05%, 04/16/37(d)(e)	13,330
	(Series 2010-109) (Class SB)
144,222	6.37%, 08/20/40(d)(e)	29,307
	(Series 2011-41) (Class SM)
149,115	6.37%, 03/20/41(d)(e)	30,314
	Vendee Mortgage Trust
	(Series 2010-1) (Class DI)
244,660	0.38%, 04/15/40(d)(e)	3,587
	(Series 2011-1) (Class IO)
522,296	0.58%, 05/01/46(d)(e)	13,905
	(Series 2003-2) (Class IO)
83,238	0.85%, 05/15/33(d)(e)	2,277
	Total Agency Collateralized Mortgage Obligations
	(Cost $854,677)	932,845
AGENCY MORTGAGE BACKED - 12.1%
	Federal Home Loan Mortgage Corp.
3,868	4.50%, 06/01/33	4,122
6,829	4.50%, 02/01/35	7,276
12,606	5.00%, 07/01/35	13,826
19,686	5.00%, 07/01/35	21,590
8,513	5.00%, 07/01/35	9,336
4,244	5.00%, 07/01/35	4,654

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
172,498	5.00%, 06/01/41	188,294
4,821	5.50%, 05/01/20	5,280
90,325	5.50%, 01/01/38	100,069
49,016	5.50%, 04/01/39	53,783
657	6.00%, 04/01/17	716
1,356	6.00%, 06/01/17	1,476
1,932	6.00%, 05/01/20	2,115
7,108	6.00%, 08/01/29	7,886
7,881	6.00%, 06/01/33	8,739
8,799	6.00%, 09/01/33	9,756
9,576	6.00%, 10/01/33	10,624
4,791	6.00%, 10/01/33	5,312
5,343	6.00%, 10/01/33	5,928
17,866	6.00%, 11/01/33	19,810
7,405	6.00%, 03/01/34	8,308
3,395	6.00%, 05/01/34	3,809
5,627	6.00%, 11/01/34	6,232
7,994	6.00%, 12/01/34	8,968
5,926	6.00%, 12/01/34	6,648
5,297	6.00%, 03/01/35	5,917
4,384	6.00%, 05/01/35	4,896
77,527	6.00%, 06/01/37	86,593
76,756	6.00%, 11/01/37	85,732
10,103	6.50%, 06/01/29	11,467
775	7.00%, 10/01/16	844
234	7.00%, 06/01/29	270
544	7.00%, 08/01/29	628
1,965	7.00%, 12/01/29	2,268
4,346	7.00%, 04/01/31	5,015
3,999	7.00%, 07/01/34	4,623
4,025	7.00%, 12/01/34	4,652
4,135	7.00%, 12/01/34	4,780
3,599	7.00%, 02/01/35	4,161
2,854	7.00%, 08/01/36	3,283
8,101	7.50%, 12/01/30	9,453
1,570	7.50%, 09/01/33	1,838
203	8.00%, 04/01/30	240
2,517	8.00%, 11/01/30	2,988
421	9.00%, 04/01/16	473
465	9.00%, 07/01/16	523
627	9.00%, 06/01/21	705
	Federal National Mortgage Assoc.
1,900,000	4.00%, TBA(g)	1,992,031
7,790	4.00%, 05/01/19	8,292
27,506	4.00%, 06/01/19	29,280
8,534	4.50%, 05/01/18	9,145
9,604	4.50%, 05/01/19	10,293
10,416	4.50%, 05/01/19	11,164
16,759	4.50%, 05/01/19	17,962
9,632	4.50%, 05/01/19	10,324
8,085	4.50%, 06/01/19	8,665
4,887	4.50%, 02/01/20	5,237
9,723	4.50%, 07/01/20	10,420
14,663	4.50%, 08/01/20	15,714
5,863	4.50%, 07/01/33	6,263
4,958	4.50%, 04/01/34	5,293
9,088	4.50%, 12/01/34	9,702
17,191	4.50%, 12/01/34	18,352
741,319	4.50%, 09/01/39	793,250
518,793	4.50%, 10/01/39	551,244
150,056	4.50%, 02/01/40	159,442
342,688	4.50%, 09/01/40	364,123
79,758	4.50%, 10/01/40	84,747
342,113	4.50%, 06/01/41	366,079
370,635	4.50%, 07/01/41	399,495

62 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
400,311	4.50%, 08/01/41	428,353
750,000	5.00%, TBA(g)	806,836
14,195	5.00%, 07/01/20	15,467
37,565	5.00%, 03/01/34	40,605
5,281	5.00%, 10/01/34	5,707
12,308	5.00%, 06/01/35	13,537
7,831	5.00%, 06/01/35	8,613
14,643	5.00%, 07/01/35	16,104
16,943	5.00%, 07/01/35	18,295
38,449	5.00%, 07/01/35	41,518
12,549	5.00%, 07/01/35	13,551
11,145	5.00%, 08/01/35	12,035
21,562	5.00%, 03/01/39	23,458
17,209	5.00%, 04/01/39	18,841
15,573	5.00%, 04/01/39	16,997
1,861	5.00%, 08/01/40	2,006
268,071	5.00%, 06/01/41	293,491
727	5.32%, 03/01/37(e)	731
5,623	5.50%, 03/01/14	6,098
6,006	5.50%, 04/01/14	6,514
10,284	5.50%, 05/01/14	11,154
496	5.50%, 05/01/14	538
6,865	5.50%, 06/01/20	7,536
4,745	5.50%, 06/01/20	5,209
7,970	5.50%, 06/01/20	8,749
5,475	5.50%, 06/01/20	6,011
5,672	5.50%, 06/01/20	6,226
5,960	5.50%, 06/01/20	6,542
7,616	5.50%, 07/01/20	8,360
6,599	5.50%, 07/01/20	7,244
11,050	5.50%, 07/01/20	12,131
12,044	5.50%, 07/01/20	13,221
9,812	5.50%, 07/01/20	10,772
6,678	5.50%, 07/01/33	7,300
6,211	5.50%, 08/01/33	6,790
4,987	5.50%, 06/01/35	5,518
3,630	5.50%, 06/01/35	4,017
6,059	5.50%, 06/01/35	6,705
5,022	5.50%, 07/01/35	5,558
6,066	5.50%, 08/01/35	6,712
13,580	5.50%, 11/01/35	14,831
62,202	5.50%, 12/01/35	67,921
20,448	5.50%, 05/01/37	22,571
55,962	5.50%, 06/01/37	61,108
15,783	5.50%, 08/01/37	17,234
171,397	5.50%, 08/01/37	187,262
74,563	5.50%, 04/01/38	82,094
210,244	5.50%, 01/01/39	228,785
316	5.53%, 04/01/37(e)	336
1,635	6.00%, 07/01/14	1,774
215	6.00%, 04/01/18	234
4,154	6.00%, 02/01/20	4,544
2,588	6.00%, 05/01/33	2,873
4,176	6.00%, 06/01/33	4,636
3,993	6.00%, 06/01/33	4,433
4,886	6.00%, 07/01/33	5,424
8,103	6.00%, 07/01/33	8,997
3,929	6.00%, 07/01/33	4,362
7,901	6.00%, 08/01/33	8,771
11,256	6.00%, 08/01/33	12,497
12,706	6.00%, 10/01/33	14,106
8,752	6.00%, 10/01/33	9,716
4,610	6.00%, 10/01/33	5,118
5,113	6.00%, 11/01/33	5,676

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)

6,868	6.00%, 12/01/33	7,626
10,590	6.00%, 01/01/34	11,897
5,474	6.00%, 02/01/34	6,149
136,948	6.00%, 03/01/34	152,075
7,254	6.00%, 04/01/34	8,149
7,680	6.00%, 05/01/34	8,627
7,868	6.00%, 07/01/34	8,728
5,915	6.00%, 10/01/34	6,645
8,635	6.00%, 11/01/34	9,700
4,809	6.00%, 12/01/34	5,351
5,511	6.00%, 12/01/34	6,191
7,531	6.00%, 01/01/35	8,459
11,762	6.00%, 01/01/35	13,213
6,118	6.00%, 02/01/35	6,873
4,570	6.00%, 03/01/35	5,133
6,175	6.00%, 06/01/35	6,905
9,072	6.00%, 06/01/35	10,127
11,570	6.00%, 06/01/35	12,939
11,495	6.00%, 06/01/35	12,855
11,458	6.00%, 06/01/35	12,814
5,218	6.00%, 07/01/35	5,862
3,531	6.00%, 07/01/35	3,949
8,211	6.00%, 08/01/35	9,136
190,000	6.50%, TBA(g)	209,445
478	6.50%, 01/01/15	508
753	6.50%, 02/01/16	828
2,522	6.50%, 08/01/17	2,771
365	6.50%, 09/01/17	401
917	6.50%, 10/01/17	1,007
1,003	6.50%, 10/01/18	1,102
19,906	6.50%, 01/01/19	21,926
1,085	6.50%, 03/01/19	1,195
198	6.50%, 05/01/24	220
184	6.50%, 10/01/28	209
173	6.50%, 05/01/29	200
3,887	6.50%, 07/01/29	4,404
1,595	6.50%, 07/01/32	1,794
2,677	6.50%, 09/01/32	3,013
1,613	6.50%, 09/01/32	1,816
908	6.50%, 11/01/32	1,022
865	6.50%, 12/01/32	973
2,646	6.50%, 01/01/33	2,978
290	6.50%, 01/01/33	327
2,107	6.50%, 06/01/33	2,366
1,718	6.50%, 11/01/33	1,937
2,593	6.50%, 01/01/34	2,911
549	6.50%, 02/01/34	605
4,590	6.50%, 07/01/34	5,151
3,281	6.50%, 08/01/34	3,673
395	7.00%, 10/01/16	435
1,375	7.00%, 04/01/17	1,518
4,054	7.00%, 08/01/17	4,480
246	7.00%, 05/01/33	282
852	7.00%, 12/01/33	981
22	7.50%, 09/01/13	22
65	7.50%, 05/01/15	72
14	7.50%, 09/01/15	14
5,622	7.50%, 05/01/17	6,200
60	7.50%, 06/01/17	61
3,256	7.50%, 12/01/23	3,736
231	7.50%, 12/01/26	269
673	7.50%, 09/01/29	787
1,402	7.50%, 08/01/31	1,643
6,034	7.50%, 09/01/31	7,073
540	7.50%, 10/01/31	632

See accompanying Notes to Financial Statements | 63

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
7,837	7.50%, 11/01/31	9,161
1,825	7.50%, 01/01/32	2,140
1,280	7.50%, 05/01/32	1,503
1,231	7.50%, 06/01/32	1,445
1,100	7.50%, 07/01/32	1,291
362	7.50%, 12/01/32	424
743	7.50%, 01/01/33	872
533	7.50%, 03/01/33	626
233	7.50%, 12/01/33	273
888	7.50%, 03/01/34	1,038
54	8.00%, 12/01/12	55
255	8.00%, 07/01/15	258
829	8.00%, 12/01/15	893
2,330	8.00%, 11/01/25	2,718
537	8.00%, 09/01/30	630
2,956	8.00%, 11/01/30	3,466
2,622	8.00%, 12/01/30	3,066
1,987	8.00%, 09/01/32	2,339
63	8.00%, 12/01/32	74
163	8.00%, 01/01/33	192
1,694	8.00%, 11/01/33	1,988
277	8.50%, 07/01/30	282
1,656	8.50%, 05/01/31	1,955
2	9.00%, 04/01/16	2
2,290	9.00%, 12/01/17	2,383
2,739	9.00%, 12/01/22	3,121
	Government National Mortgage Assoc.
680,000	4.50%, TBA(g)	737,269
7,918	4.50%, 08/15/33	8,668
24,417	4.50%, 10/15/33	26,730
6,858	4.50%, 10/15/33	7,507
9,083	4.50%, 10/15/33	9,943
19,024	4.50%, 09/15/34	20,809
511,307	4.50%, 03/20/41	555,261
20,129	5.00%, 08/15/33	22,218
4,735	6.00%, 04/15/30	5,368
14,669	6.00%, 07/15/33	16,443
6,908	6.00%, 04/15/34	7,750
1,606	6.00%, 06/15/35	1,821
5,981	6.00%, 09/15/36	6,782
973	6.50%, 02/15/24	1,110
8,555	6.50%, 06/15/24	9,750
3,417	6.50%, 04/15/28	3,952
6,883	6.50%, 04/15/28	7,961
10,719	6.50%, 04/15/32	12,397
3,745	6.50%, 08/15/32	4,331
3,687	6.50%, 01/15/33	4,209
12,263	6.50%, 06/15/34	14,183
9,091	6.50%, 06/15/34	10,514
2,460	6.50%, 08/15/34	2,808
10,057	6.50%, 08/15/34	11,607
8,536	6.50%, 07/15/36	9,873
8,120	6.50%, 08/15/36	9,391
171	7.00%, 03/15/12	171
3,219	7.00%, 04/15/28	3,752
3,386	7.00%, 10/15/30	3,959
9,809	7.00%, 06/15/34	11,435
8,142	7.00%, 08/15/36	9,504
5,000	7.00%, 09/15/36	5,835
149	8.00%, 09/15/29	158
105	8.00%, 06/15/30	125
18,015	8.50%, 10/15/17	20,348
17,607	9.00%, 11/15/16	19,797

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)

3,792	9.00%, 01/15/17	4,305
1,737	9.00%, 11/15/17	1,955
513	9.00%, 11/15/17	577
629	9.00%, 12/15/21	739

	Total Agency Mortgage Backed (Cost $10,383,438)	10,646,676

ASSET BACKED - 0.4%
	Bear Stearns Asset Backed Securities Trust
	(Series 2003-ABF1) (Class A)
1,742	0.60%, 01/25/34(e)	1,266
	Citicorp Residential Mortgage Securities, Inc.
	(Series 2006-2) (Class A5)
30,000	6.04%, 09/25/36(h)	24,617
	Mid-State Trust
	(Series 6) (Class A3)
4,558	7.54%, 07/01/35(i)	4,554
	Popular ABS Mortgage Pass-Through Trust
	(Series 2005-5) (Class AF4)
25,000	5.30%, 11/25/35(h)	20,061
	Residential Asset Securities Corp.
	(Series 2002-KS4) (Class AIIB)
2,633	0.72%, 07/25/32(e)	1,504
	Saxon Asset Securities Trust
	(Series 2004-2) (Class AF3)
298,619	5.23%, 08/25/35(e)	284,856

	Total Asset Backed (Cost $334,288)	336,858

CORPORATE NOTES - 10.5%
AUTOMOBILES & COMPONENTS - 0.1%
	American Axle & Manufacturing, Inc.
30,000	7.88%, 03/01/17	28,350
	Visteon Corp.
35,000	6.75%, 04/15/19(j)	31,675

		60,025

BANKS - 0.6%
	Banco de Credito del Peru
21,000	4.75%, 03/16/16(j)	20,475
	Banco Mercantil del Norte SA
8,000	6.14%, 10/13/16(e)	7,940
	BanColombia SA
10,000	6.13%, 07/26/20	9,888
	Bombardier, Inc.
61,000	7.75%, 03/15/20(j)	65,270
	Central American Bank for Economic Integration
40,000	5.38%, 09/24/14(j)	43,110
	First Horizon National Corp.
62,000	5.38%, 12/15/15	62,811
	Huntington Bancshares, Inc.
16,000	7.00%, 12/15/20	18,141
	ING Bank NV
200,000	4.00%, 03/15/16(j)	201,431
	Kreditanstalt fuer Wiederaufbau
22,000	3.50%, 03/10/14	23,513
15,000	4.50%, 07/16/18	17,649

64 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)
BANKS — (continued)
	National Agricultural Cooperative Federation
100,000	4.25%, 01/28/16(j)	101,090

		571,318

CAPITAL GOODS - 0.4%
	Amsted Industries, Inc.
37,000	8.13%, 03/15/18(j)	38,480
	Cargill, Inc.
62,000	5.20%, 01/22/13(j)	65,309
25,000	6.00%, 11/27/17(j)	29,583
	Case New Holland, Inc.
17,000	7.88%, 12/01/17	18,190
	Caterpillar, Inc.
56,000	3.90%, 05/27/21	60,519
	Danaher Corp.
36,000	2.30%, 06/23/16	36,920
7,000	3.90%, 06/23/21	7,544
	Lockheed Martin Corp.
34,000	3.35%, 09/15/21	33,735
34,000	4.85%, 09/15/41	35,916
	Textron, Inc.
50,000	6.20%, 03/15/15	53,750

		379,946

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
	Republic Services, Inc.
32,000	5.25%, 11/15/21	35,941
25,000	5.70%, 05/15/41	28,427

		64,368

CONSUMER DURABLES & APPAREL - 0.1%
	Hanesbrands, Inc.
55,000	6.38%, 12/15/20	53,625
CONSUMER SERVICES - 0.2%
	CityCenter Holdings LLC
30,000	7.63%, 01/15/16(j)	28,350
	Vail Resorts, Inc.
59,000	6.50%, 05/01/19(j)	58,410
	Wynn Las Vegas LLC
74,000	7.88%, 05/01/20	77,885

		164,645

DIVERSIFIED FINANCIAL SERVICES - 0.3%
	HSBC Finance Corp.
190,000	6.68%, 01/15/21(j)	187,054
	Woodside Finance, Ltd.
63,000	4.50%, 11/10/14(j)	66,939

		253,993

DIVERSIFIED FINANCIALS - 1.6%
	Bank of America Corp.
70,000	3.75%, 07/12/16	63,755
200,000	5.42%, 03/15/17	173,950
35,000	5.63%, 07/01/20	32,291
25,000	6.50%, 08/01/16	24,852
	Citigroup, Inc.
42,000	5.00%, 09/15/14	41,220

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

DIVERSIFIED FINANCIALS — (continued)
	Dolphin Subsidiary II, Inc.
110,000	7.25%, 10/15/21(j)	106,975
	Goldman Sachs Capital I
33,000	6.35%, 02/15/34	29,968
	Goldman Sachs Group, Inc. (The)
71,000	3.63%, 02/07/16	69,192
47,000	3.70%, 08/01/15	46,057
140,000	5.25%, 07/27/21	138,374
25,000	5.95%, 01/18/18	25,772
46,000	6.00%, 06/15/20	47,398
24,000	6.15%, 04/01/18	24,904
39,000	6.75%, 10/01/37	35,779
	JPMorgan Chase & Co.
52,000	4.35%, 08/15/21	52,651
85,000	5.13%, 09/15/14	89,579
36,000	5.60%, 07/15/41	37,745
	Merrill Lynch & Co., Inc.
61,000	6.88%, 04/25/18	61,101
	Morgan Stanley
100,000	3.80%, 04/29/16	92,288
87,000	5.50%, 07/28/21	80,733
100,000	5.75%, 01/25/21	92,168
	Susser Holdings LLC
52,000	8.50%, 05/15/16	54,405

		1,421,157

ENERGY - 1.6%
	Alpha Natural Resources, Inc.
32,000	6.00%, 06/01/19	30,000
	Anadarko Petroleum Corp.
17,000	5.95%, 09/15/16	18,615
71,000	6.20%, 03/15/40	74,168
10,000	6.45%, 09/15/36	10,611
44,000	6.95%, 06/15/19	51,119
	Arch Coal, Inc.
19,000	7.00%, 06/15/19(j)	18,145
	Baker Hughes, Inc.
69,000	3.20%, 08/15/21(j)	69,680
	BP Capital Markets PLC
21,000	3.13%, 10/01/15	21,719
21,000	4.50%, 10/01/20	22,788
	Chesapeake Energy Corp.
28,000	6.13%, 02/15/21	28,350
	Chesapeake Midstream Partners LP
47,000	5.88%, 04/15/21(j)	44,885
	Denbury Resources, Inc.
27,000	6.38%, 08/15/21	26,325
32,000	8.25%, 02/15/20	33,760
	Devon Energy Corp.
36,000	5.60%, 07/15/41	41,660
	El Paso Pipeline Partners Operating Co. LLC
27,000	5.00%, 10/01/21	27,182
	Energy Transfer Equity LP
23,000	7.50%, 10/15/20	23,748
	Energy Transfer Partners LP
25,000	6.70%, 07/01/18	28,021
	Forest Oil Corp.
42,000	7.25%, 06/15/19	41,580
	Kinder Morgan Energy Partners LP
34,000	5.80%, 03/01/21	38,013

See accompanying Notes to Financial Statements | 65

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)
ENERGY — (continued)
	Linn Energy LLC
25,000	8.63%, 04/15/20	25,875
	Newfield Exploration Co.
42,000	5.75%, 01/30/22	41,632
	Noble Holding International, Ltd.
63,000	3.05%, 03/01/16	64,907
	Occidental Petroleum Corp.
34,000	1.75%, 02/15/17	33,787
34,000	3.13%, 02/15/22	34,065
	ONEOK Partners LP
39,000	6.13%, 02/01/41	43,289
	Pacific Rubiales Energy Corp.
100,000	8.75%, 11/10/16(j)	108,250
	Pemex Project Funding Master Trust
10,000	6.63%, 06/15/35	10,825
10,000	6.63%, 06/15/38	10,850
	Petrobras International Finance Co.
39,000	3.88%, 01/27/16	39,078
	Petroleos Mexicanos
10,000	8.00%, 05/03/19	12,300
	Pioneer Natural Resources Co.
66,000	7.50%, 01/15/20	74,413
	Plains All American Pipeline LP
40,000	3.95%, 09/15/15	42,130
	Power Sector Assets & Liabilities Management Corp.
100,000	7.25%, 05/27/19	113,993
	Range Resources Corp.
30,000	5.75%, 06/01/21	31,275
	Schlumberger Investment SA
34,000	3.30%, 09/14/21(j)	34,106
	Schlumberger Norge A/S
17,000	1.95%, 09/14/16(j)	16,926
	Sunoco Logistics Partners Operations LP
36,000	4.65%, 02/15/22	35,552
	Williams Partners LP
10,000	4.13%, 11/15/20	9,941

		1,433,563

FOOD & STAPLES RETAILING - 0.0%
	CVS Caremark Corp.
17,000	3.25%, 05/18/15	17,907
15,000	5.75%, 06/01/17	17,237

		35,144

FOOD, BEVERAGE & TOBACCO - 0.5%
	Alliance One International, Inc.
12,000	10.00%, 07/15/16	9,960
	Anheuser-Busch InBev Worldwide, Inc.
62,000	3.63%, 04/15/15	66,437
42,000	5.38%, 11/15/14(j)	46,965
	Archer-Daniels-Midland Co.
55,000	5.77%, 03/01/41	69,182
	Coca-Cola Co. (The)
25,000	3.30%, 09/01/21(j)	26,133
	Kraft Foods, Inc.
43,000	4.13%, 02/09/16	45,835

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

FOOD, BEVERAGE & TOBACCO — (continued)
41,000	5.38%, 02/10/20	46,480
21,000	6.50%, 02/09/40	25,763
	Lorillard Tobacco Co.
35,000	3.50%, 08/04/16	35,087
33,000	7.00%, 08/04/41	35,135
	Philip Morris International, Inc.
37,000	2.50%, 05/16/16	38,186

		445,163

HEALTH CARE EQUIPMENT & SERVICES - 0.4%
	Davita, Inc.
30,000	6.38%, 11/01/18	28,875
	DENTSPLY International, Inc.
34,000	2.75%, 08/15/16	34,273
34,000	4.13%, 08/15/21	35,629
	Fresenius Medical Care US Finance, Inc.
24,000	5.75%, 02/15/21(j)	23,280
	HCA Holdings, Inc.
38,000	6.50%, 02/15/20	37,240
30,000	7.50%, 02/15/22	27,750
	Healthsouth Corp.
30,000	7.75%, 09/15/22	27,375
	Roche Holdings, Inc.
55,000	6.00%, 03/01/19(j)	67,302
	UnitedHealth Group, Inc.
31,000	5.80%, 03/15/36	36,048
	Wellpoint, Inc.
17,000	2.38%, 02/15/17	16,832
34,000	3.70%, 08/15/21	34,266

		368,870

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
	Procter & Gamble Co. (The)
34,000	1.45%, 08/15/16	34,043
		34,043
INSURANCE - 0.4%
	American International Group, Inc.
57,000	5.85%, 01/16/18	56,617
	AON Corp.
44,000	3.13%, 05/27/16	44,059
	Nationwide Mutual Insurance Co.
18,000	7.88%, 04/01/33(j)	18,963
8,000	9.38%, 08/15/39(j)	9,345
	Protective Life Corp.
73,000	8.45%, 10/15/39	84,565
	Prudential Financial, Inc.
37,000	3.00%, 05/12/16	36,245
26,000	5.40%, 06/13/35	24,303
	Willis Group Holdings PLC
40,000	4.13%, 03/15/16	40,702
	XL Group PLC
35,000	6.50%, 12/29/49(e)	27,825
	Xl Group, Ltd.
34,000	5.75%, 10/01/21	33,966

		376,590

MATERIALS - 0.6%
	ArcelorMittal
57,000	5.50%, 03/01/21	51,165

66 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)
MATERIALS — (continued)
61,000	6.75%, 03/01/41	52,870
	Boise Paper Holdings LLC
55,000	8.00%, 04/01/20	56,031
	Corp Nacional del Cobre de Chile
100,000	3.75%, 11/04/20(j)	99,912
6,000	5.63%, 09/21/35(j)	6,823
	FMG Resources August 2006 Pty, Ltd.
30,000	7.00%, 11/01/15(j)	28,050
	Georgia-Pacific LLC
18,000	5.40%, 11/01/20(j)	18,344
	Inversiones CMPC SA
7,000	4.75%, 01/19/18(j)	7,111
	Novelis, Inc.
35,000	8.38%, 12/15/17	34,825
	Solutia, Inc.
27,000	7.88%, 03/15/20	28,552
	Southern Copper Corp.
42,000	5.38%, 04/16/20	43,260
15,000	6.75%, 04/16/40	14,888
	Xstrata Finance Canada, Ltd.
53,258	5.80%, 11/15/16(j)	58,621

		500,452

MEDIA - 0.9%
	CCO Holdings LLC
101,000	7.88%, 04/30/18	103,272
32,000	8.13%, 04/30/20	33,440
	Cinemark USA, Inc.
46,000	7.38%, 06/15/21	43,700
	DIRECTV Holdings LLC
43,000	3.55%, 03/15/15	44,882
48,000	4.75%, 10/01/14	52,040
	News America, Inc.
19,000	6.65%, 11/15/37	20,952
	Ticketmaster Entertainment LLC
250,000	10.75%, 08/01/16	263,750
	Time Warner Cable, Inc.
26,000	4.00%, 09/01/21	25,479
43,000	5.50%, 09/01/41	42,656
78,000	6.75%, 07/01/18	90,891
	Time Warner, Inc.
7,000	3.15%, 07/15/15	7,247
72,000	5.88%, 11/15/16	81,473

		809,782

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
	Agilent Technologies, Inc.
34,000	5.50%, 09/14/15	37,239
	Allergan, Inc.
65,000	3.38%, 09/15/20	66,884
	Amgen, Inc.
26,000	2.30%, 06/15/16	26,650
17,000	4.10%, 06/15/21	18,335
44,000	5.65%, 06/15/42	53,424
	Mylan, Inc.
12,000	7.88%, 07/15/20(j)	12,600

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (continued)
	Teva Pharmaceutical Finance II BV
87,000	3.00%, 06/15/15	91,278

		306,410

REAL ESTATE - 0.1%
	Duke Realty LP
21,000	6.50%, 01/15/18	22,604
	HCP, Inc.
34,000	6.00%, 01/30/17	35,839
	Host Hotels & Resorts LP
30,000	6.00%, 11/01/20	29,325

		87,768

RETAILING - 0.1%
	QVC, Inc.
44,000	7.50%, 10/01/19(j)	47,080

		47,080

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
	Advanced Micro Devices, Inc.
30,000	7.75%, 08/01/20	29,550
	Texas Instruments, Inc.
93,000	2.38%, 05/16/16	95,469

		125,019

TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
	EH Holding Corp.
63,000	6.50%, 06/15/19(j)	60,952
	Hewlett-Packard Co.
34,000	3.00%, 09/15/16	34,323
117,000	4.30%, 06/01/21	118,351
34,000	6.00%, 09/15/41	35,989
	Seagate HDD Cayman
20,000	7.75%, 12/15/18(j)	19,700

		269,315

TELECOMMUNICATION SERVICES - 0.8%
	AT&T, Inc.
31,000	2.95%, 05/15/16	32,023
24,000	3.88%, 08/15/21	24,738
21,000	5.55%, 08/15/41	22,694
17,000	5.60%, 05/15/18	19,684
64,000	6.40%, 05/15/38	74,535
	CenturyLink, Inc.
35,000	5.15%, 06/15/17	32,900
28,000	6.88%, 01/15/28	24,299
	Cincinnati Bell, Inc.
14,000	8.25%, 10/15/17	13,650
	Crown Castle Towers LLC
100,000	4.88%, 08/15/20(j)	104,267
32,000	6.11%, 01/15/20(j)	36,027
	France Telecom SA
34,000	2.75%, 09/14/16	33,777
34,000	4.13%, 09/14/21	33,868
	Frontier Communications Corp.
65,000	7.13%, 03/15/19	62,238
	Intelsat Jackson Holdings SA
26,000	7.25%, 10/15/20(j)	24,050

See accompanying Notes to Financial Statements | 67

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)
TELECOMMUNICATION SERVICES — (continued)
	MetroPCS Wireless, Inc.
19,000	6.63%, 11/15/20	16,768
	Nextel Communications, Inc.
48,000	6.88%, 10/31/13	46,920
	PAETEC Holding Corp.
50,000	8.88%, 06/30/17	52,750
	Verizon Communications, Inc.
39,000	5.50%, 02/15/18	45,285
	Windstream Corp.
35,000	7.75%, 10/01/21	33,950
8,000	7.88%, 11/01/17	8,140

		742,563

TRANSPORTATION - 0.1%
	RailAmerica, Inc.
43,000	9.25%, 07/01/17	46,762

		46,762

UTILITIES - 0.8%
	AES Corp. (The)
13,000	8.00%, 10/15/17	13,130
	AES El Salvador Trust
100,000	6.75%, 02/01/16(j)	98,500
	AES Gener SA
3,000	5.25%, 08/15/21(j)	2,919
	AES Panama SA
20,000	6.35%, 12/21/16(j)	21,600
	Arizona Public Service Co.
20,000	6.25%, 08/01/16	23,118
	Capex SA
7,000	10.00%, 03/10/18(j)	5,810
	Consolidated Edison Co. of New York, Inc.
18,000	5.85%, 04/01/18	21,767
30,000	6.65%, 04/01/19	37,747
	Dominion Resources, Inc.
24,000	1.95%, 08/15/16	23,919
14,000	4.90%, 08/01/41	14,549
	Exelon Corp.
34,000	4.90%, 06/15/15	36,833
	Great Plains Energy, Inc.
37,000	4.88%, 06/01/21	39,032
	Majapahit Holding BV
100,000	7.25%, 10/17/11(j)	100,125
	Midamerican Energy Holdings Co.
40,000	6.13%, 04/01/36	48,075
	NextEra Energy Capital Holdings, Inc.
85,000	2.60%, 09/01/15	86,191
	Nisource Finance Corp.
32,000	6.13%, 03/01/22	36,330
	NRG Energy, Inc.
10,000	7.63%, 05/15/19(j)	9,150
	Oglethorpe Power Corp.
21,000	5.38%, 11/01/40	23,907
	Pacific Gas & Electric Co.
15,000	5.80%, 03/01/37	17,493
17,000	6.05%, 03/01/34	20,357

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

UTILITIES — (continued)
	PacifiCorp
2,000	6.25%, 10/15/37	2,598

		683,150

	Total Corporate Notes (Cost $9,206,361)	9,280,751

MUNICIPAL BONDS AND NOTES - 0.2%
	Municipal Electric Authority of Georgia
82,000	6.64%, 04/01/57	87,701
	New Jersey State Turnpike Authority
20,000	7.10%, 01/01/41	26,794
10,000	7.41%, 01/01/40	13,786
	New Jersey Transportation Trust Fund Authority
10,000	6.88%, 12/15/39	11,218
	South Carolina State Public Service Authority
20,000	6.45%, 01/01/50	26,735
	State of California, GO
25,000	5.70%, 11/01/21	27,133

	Total Municipal Bonds and Notes (Cost $170,902)	193,367

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES - 2.3%
	Banc of America Commercial Mortgage, Inc.
	(Series 2005-6) (Class A4)
50,000	5.37%, 09/10/47(e)	55,214
	(Series 2006-4) (Class A4)
40,000	5.63%, 07/10/46	43,432
	(Series 2006-4) (Class AM)
40,000	5.68%, 07/10/46	37,458
	(Series 2006-4) (Class B)
40,000	5.73%, 07/10/46(e)	22,961
	(Series 2007-4) (Class A4)
40,000	5.92%, 02/10/51(e)	42,268
	(Series 2007-4) (Class AM)
60,000	5.98%, 02/10/51(e)	53,619
	(Series 2008-1) (Class A4)
40,000	6.39%, 02/10/51(e)	44,157
	Banc of America Merrill Lynch Commercial Mortgage, Inc.
	(Series 2006-3) (Class A4)
90,000	5.89%, 07/10/44(e)	97,340
	(Series 2008-1) (Class AM)
40,000	6.44%, 02/10/51(e)	36,947
	Bear Stearns Commercial Mortgage Securities
	(Series 2005-T18) (Class A4)
30,000	4.93%, 02/13/42(e)	32,460
	(Series 2006-PW11) (Class A2)
35,000	5.40%, 03/11/39(e)	34,976
	(Series 2006-T22) (Class AM)
40,000	5.53%, 04/12/38(e)	39,234
	(Series 2007-PW16) (Class AJ)
30,000	5.72%, 06/11/40(e)	20,192

68 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)

	(Series 2006-PW12) (Class AM)
60,000	5.76%, 09/11/38(e)	57,853
	Commercial Mortgage Pass Through Certificates
	(Series 2005-LP5) (Class A4)
20,000	4.98%, 05/10/43(e)	21,593
	Credit Suisse Mortgage Capital Certificates
	(Series 2006-C1) (Class C)
100,000	5.42%, 02/15/39(e)	77,751
	DBUBS Mortgage Trust
	(Series 2011-LC1A) (Class F)
40,000	5.58%, 02/01/21(e)(j)	26,015
	Extended Stay America Trust
	(Series 2010-ESHA) (Class D)
200,000	5.50%, 11/05/27(j)	188,701
	GS Mortgage Securities Corp. II
	(Series 2011-GC5) (Class A2)
30,000	3.04%, 08/10/44(e)	30,299
	JP Morgan Chase Commercial Mortgage Securities Corp.
	(Series 2005-LDP1) (Class A4)
20,000	5.04%, 03/15/46	21,513
	(Series 2005-CB11) (Class A4)
110,000	5.34%, 08/12/37(e)	119,375
	(Series 2007-CB18) (Class A4)
110,000	5.44%, 06/12/47	114,698
	(Series 2006-LDP6) (Class B)
30,000	5.52%, 04/15/43(e)	20,793
	(Series 2007-CB20) (Class A4)
160,000	5.79%, 02/12/51(e)	173,229
	(Series 2007-CB20) (Class AM)
30,000	5.89%, 02/12/51(e)	26,974
	(Series 2007-CB20) (Class F)
15,000	6.19%, 02/12/51(e)(i)(j)	4,534
	LB-UBS Commercial Mortgage Trust
	(Series 2004-C8) (Class XCL)
419,233	0.32%, 12/15/39(d)(e)(i)(j)	7,499
	(Series 2005-C5) (Class A4)
30,000	4.95%, 09/15/30	32,526
	(Series 2006-C1) (Class A4)
40,000	5.16%, 02/15/31	43,384
	(Series 2008-C1) (Class AM)
30,000	6.15%, 04/15/41(e)	26,915
	(Series 2008-C1) (Class A2)
110,000	6.15%, 04/15/41(e)	120,781
	(Series 2008-C1) (Class AJ)
10,000	6.15%, 04/15/41(e)	6,937
	Merrill Lynch Mortgage Trust
	(Series 2006-C1) (Class AJ)
37,500	5.67%, 05/12/39(e)	30,165
	(Series 2006-C1) (Class B)
35,000	5.67%, 05/12/39(e)	23,804
	Morgan Stanley Capital I
	(Series 2006-T21) (Class A4)
20,000	5.16%, 10/12/52(e)	21,688
	(Series 2007-HQ11) (Class AM)
65,000	5.48%, 02/12/44(e)	55,968
Highland Total Return Fund

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)

	(Series 2007-IQ16) (Class A2)
30,000	5.62%, 12/12/49	30,508
	(Series 2006-IQ11) (Class B)
20,000	5.73%, 10/15/42(e)	16,488
	(Series 2006-IQ11) (Class C)
38,000	5.73%, 10/15/42(e)	30,522
	(Series 2007-IQ16) (Class A4)
25,000	5.81%, 12/12/49	26,962
	(Series 2006-T23) (Class A4)
20,000	5.82%, 08/12/41(e)	22,566
	(Series 2008-T29) (Class AM)
40,000	6.28%, 01/11/43(e)	38,534
	Vornado DP LLC
	(Series 2010-VNO) (Class D)
20,000	6.36%, 09/13/28(j)	18,180
	Wachovia Bank Commercial Mortgage Trust
	(Series 2006-C23) (Class AM)
40,000	5.47%, 01/15/45(e)	39,170
	(Series 2006-C26) (Class B)
40,000	6.03%, 06/15/45(e)	25,878

	Total Non-Agency Collateralized Mortgage Backed Securities
	(Cost $2,063,572)	2,062,061

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
	Banc of America Mortgage Securities, Inc.
	(Series 2005-L) (Class B1)
7,719	4.88%, 01/25/36(e)(i)	69
	Collateralized Mortgage Obligation Trust
	(Series 55) (Class B)
647	0.00%, 11/01/18(c)(f)	637
	Credit Suisse First Boston Mortgage Securities Corp.
	(Series 2005-9) (Class CB1)
38,342	5.33%, 10/25/35(e)(i)	3,299
	Credit Suisse Mortgage Capital Certificates
	(Series 2006-1) (Class CB1)
21,339	5.63%, 02/25/36(e)(i)	803
	Indymac INDA Mortgage Loan Trust
	(Series 2005-AR2) (Class B1)
11,805	4.57%, 01/25/36(e)(i)	58
	MASTR Alternative Loans Trust
	(Series 2003-5) (Class 15AX)
26,849	5.00%, 08/25/18(d)(i)	2,794
	Wells Fargo Mortgage Backed Securities Trust
	(Series 2005-17) (Class B1)
42,632	5.50%, 01/25/36(i)	—
	(Series 2006-3) (Class B1)
233,328	5.50%, 03/25/36(i)	23,540

	Total Non-Agency Collateralized Mortgage Obligations
	(Cost $345,649)	31,200

See accompanying Notes to Financial Statements | 69

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

SOVEREIGN BONDS - 0.9%

	Argentina Bonos
36,100	0.47%, 08/03/12(e)	4,276
	Argentine Republic Government
	International Bond
9,523	8.28%, 12/31/33	6,333
9,036	250.00%, 12/31/38(h)	3,072
	Belize Government International Bond
4,000	6.00%, 02/20/29(h)	2,460
17,600	6.00%, 02/20/29(h)	10,824
	Brazilian Government International Bond
7,000	8.25%, 01/20/34	9,870
	Chile Government International Bond
100,000	3.25%, 09/14/21	97,750
	Colombia Government
	International Bond
100,000	6.13%, 01/18/41	113,800
	El Salvador Government
	International Bond
10,000	7.65%, 06/15/35	9,825
	Grenada Government International Bond
14,900	2.50%, 09/15/25(h)	8,940
	Hungary Government International Bond
100,000	4.75%, 02/03/15	98,500
14,000	6.38%, 03/29/21	13,692
22,000	7.63%, 03/29/41	21,560
	Korea Development Bank
100,000	3.25%, 03/09/16	96,900
	Korea National Oil Corp.
100,000	2.88%, 11/09/15	97,213
	Lebanon Government International Bond
2,600	4.00%, 12/31/17	2,554
7,000	5.15%, 11/12/18	6,939
7,000	6.10%, 10/04/22	7,018
	Mexico Government International Bond
10,000	5.13%, 01/15/20	10,875
6,000	5.75%, TBA(g)(k)	5,940
	Panama Government International Bond
16,000	6.70%, 01/26/36	19,440
	Peruvian Government International Bond
11,000	6.55%, 03/14/37	12,815
	Poland Government International Bond
7,000	5.00%, 04/21/21	7,000
4,000	6.38%, 07/15/19	4,410
	Province of Manitoba Canada
18,000	4.90%, 12/06/16	21,010
	Turkey Government International Bond
100,000	5.63%, 03/30/21	102,750
	Uruguay Government International Bond
11,363	6.88%, 09/28/25	13,408
Highland Total Return Fund

Principal Amount ($)		Value ($)

SOVEREIGN BONDS — (continued)

	Venezuela Government International Bond
8,000	10.75%, 09/19/13	7,900
	Vietnam Government International Bond
3,130	1.27%, 03/12/16(e)	2,802

	Total Sovereign Bonds
	(Cost $815,854)	819,876

U.S. TREASURIES - 5.3%
	U.S. Treasury Bonds
981,500	3.75%, 08/15/41	1,142,835
1,283,500	4.38%, 05/15/41	1,658,328
	U.S. Treasury Notes
386,800	0.13%, 08/31/13	385,909
1,023,500	1.00%, 08/31/16(b)	1,026,218
470,600	2.13%, 08/15/21	478,985

	Total U.S. Treasuries
	(Cost $4,491,509)	4,692,275

	Total Bonds & Notes
	(Cost $28,666,250)	28,995,909

Shares

Other Investments - 1.8%
7,143	Financial Select Sector SPDR Fund ETF	84,501
195,544	GEI Investment Fund(l)	189,679
11,746	Industrial Select Sector SPDR Fund ETF	343,101
2,835	Vanguard MSCI Emerging Markets ETF	101,748
17,730	Vanguard REIT ETF	901,925

	Total Other Investments (Cost $1,808,302)	1,620,954

Registered Investment Company - 9.9%
8,707,917	Federated Prime Obligations Fund(b)	8,707,917

	Total Registered Investment Company (Cost $8,707,917)	8,707,917

Total Investments - 104.6% (Cost $96,396,023)		92,386,640

Liabilities in Excess of Other Assets — (4.6)%		(4,042,076)

Net Assets - 100.0%		88,344,564

(a)	Non-income producing security.
(b)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(c)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(d)	Interest only security. These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of prinicpal on the pool reduce the value the “interest only” holding.
(e)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2011.
(f)	Principal only security. These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

70 See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011

(g)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(h)	Step coupon bond. Security becomes interest bearing at a future date.
(i)	Illiquid securities. At September 30, 2011, these securities amounted to $47,150 or 0.1% of net assets. These securities have been determined to be illiquid using procedures established by the Board of Trustees. (unaudited)
(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2011, these securities amounted to $2,534,701 or 2.9% of net assets.
(k)	The actual maturity date of this security is 10/12/2110.
(l)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
GO	General Obligation
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal
of Security
TBA	To be announced
Highland Total Return Fund
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes Futures	December 2011	9	1,981,828	$(2,515)
5 Yr. U.S. Treasury Notes Futures	December 2011	22	2,694,656	(2,834)
DJ Euro Stoxx 50 Index Future	December 2011	5	144,636	7,754
FTSE 100 Index Futures	December 2011	2	158,600	770
Long U.S. Treasury Bond Futures	December 2011	2	285,250	13,135
Russell 2000 Mini Index Futures	December 2011	14	898,100	(42,042)
S&P 500 Emini Futures	December 2011	8	450,400	(21,604)
Topix Index
Futures	December 2011	1	98,275	370

				(46,966)

Short
Futures:
10 Yr. U.S. Treasury Notes Futures	December 2011	25	3,252,344	(13,467)
S&P 500 Emini Index Futures	December 2011	2	112,600	4,532
Ultra Long U.S. Treasury Bond Futures	December 2011	11	1,744,875	(160,921)

				(169,856)

				$(216,822)

See accompanying Notes to Financial Statements | 71

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011
The Fund was invested in the following countries as of September 30, 2011:

Percentage (based
on Total
Country	Investments)
United States	75.2%
United Kingdom	4.5%
Japan	2.2%
Germany	2.1%
China	1.7%
Canada	1.7%
Switzerland	1.6%
France	1.5%
Netherlands	0.9%
Brazil	0.8%
Hong Kong	0.7%
South Korea	0.7%
India	0.6%
Taiwan	0.5%
Korea	0.4%
Spain	0.4%
Australia	0.3%
Chile	0.3%
Bermuda	0.3%
Russia	0.3%
Sweden	0.3%
Mexico	0.3%
Singapore	0.2%
South Africa	0.2%
Luxembourg	0.2%
Ireland	0.2%
Cayman Islands	0.2%
Argentina	0.2%
Philippines	0.2%
Panama	0.2%
Hungary	0.1%
Colombia	0.1%
Trinidad	0.1%
Denmark	0.1%
Indonesia	0.1%
Netherlands Antilles	0.1%
Israel	0.1%
Peru	0.1%
Thailand	0.1%
Italy	0.1%
Honduras	0.1%
Maylasia	0.0%
Virgin Islands (British)	0.0%
Egypt	0.0%
Norway	0.0%
Lebanon	0.0%
Uruguay	0.0%
Belize	0.0%
Poland	0.0%
Slovenia	0.0%
Grenada	0.0%
Venezuela	0.0%
Vietnam	0.0%

100.0%

Highland Total Return Fund

			Percentage (based
			on Total
Industry	Domestic	Foreign	Investments)
Energy	3.9%	2.1%	6.0%
Software & Services	3.9%	1.1%	5.0%
Pharmaceuticals, Biotechnology
& Life Sciences	3.8%	0.9%	4.7%
Materials	1.6%	2.9%	4.5%
Capital Goods	2.0%	2.3%	4.3%
Food, Beverage & Tobacco	2.4%	1.1%	3.5%
Diversified Financials	2.5%	0.4%	2.9%
Technology Hardware &
Equipment	2.4%	0.4%	2.8%
Banks	0.9%	1.9%	2.8%
Insurance	1.6%	1.0%	2.6%
Telecommunication Services	1.3%	1.2%	2.5%
Utilities	1.8%	0.4%	2.2%
Health Care Equipment &
Services	1.6%	0.5%	2.1%
Semiconductors & Semiconductor
Equipment	1.1%	0.8%	1.9%
Media	1.4%	0.2%	1.6%
Retailing	1.5%	0.0%	1.5%
Household & Personal Products	0.8%	0.6%	1.4%
Automobiles & Components	0.0%	1.0%	1.0%
Commercial & Professional
Services	0.6%	0.3%	0.9%
Consumer Services	0.7%	0.1%	0.8%
Real Estate	0.4%	0.3%	0.7%
Food & Staples Retailing	0.3%	0.4%	0.7%
Consumer Durables & Apparel	0.3%	0.2%	0.5%
Transportation	0.4%	0.1%	0.5%

			57.4%

Percentage (based
on Total
Sector	Investments)
Agency Mortgage Backed	11.5%
Corporate Notes	10.1%
U.S. Treasuries	5.1%
Non-Agency Collateralized Mortgage Backed Securities	2.2%
Agency Collateralized Mortgage Obligations	1.0%
Sovereign Bonds	0.9%
Asset Backed	0.4%
Municipal Bonds and Notes	0.2%
Non-Agency Collateralized Mortgage Obligations	0.0%

31.4%

Percentage (based
on Total
Other Instruments	Investments)
Registered Investment Company	9.4%
Other Investments	1.8%

11.2%

100.0%

72 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2011

Principal Amount ($)		Value ($)

Bonds & Notes - 93.5%

AGENCY MORTGAGE BACKED - 0.1%

	Federal Home Loan Mortgage Corp.
723	6.50%, 04/01/31	817
264	7.00%, 12/01/26	303
448	7.00%, 02/01/30	518
11	7.50%, 10/01/11	12
303	7.50%, 11/01/11	304
859	7.50%, 04/01/12	863
	Federal National Mortgage Assoc.
40,081	6.00%, 06/01/35	45,024
34,344	7.50%, 12/01/23	39,412
582	9.00%, 05/01/21	680
1,828	9.00%, 07/01/21	1,841
3,100	9.00%, 07/01/21	3,623
2,971	9.00%, 07/01/21	3,473
	Government National Mortgage Assoc.
1,108	8.50%, 10/15/22	1,316

	Total Agency Mortgage Backed (Cost $88,677)	98,186

ASSET BACKED - 0.1%
	Bear Stearns Asset Backed Securities Trust
	(Series 2003-ABF1) (Class A)
1,132	0.60%, 01/25/34(a)	823
	Residential Asset Securities Corp.
	(Series 2003-KS9) (Class A2B)
319,384	0.87%, 11/25/33(a)	142,702

	Total Asset Backed
	(Cost $321,271)	143,525

NON-AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.1%
	Residential Accredit Loans, Inc.
	(Series 2004-QA1) (Class A2)
75,920	0.53%, 03/25/34(a)	57,016

	Total Non-Agency Collateralized
	Mortgage Obligations
	(Cost $75,920)	57,016

U.S. GOVERNMENT AGENCY AND RELATED - 5.2%
	Federal Home Loan Mortgage Corp.
4,700,000	2.00%, 08/25/16	4,871,531

	Total U.S. Government Agency and
	Related (Cost $4,863,494)	4,871,531

U.S. TREASURIES - 88.0%
	U.S. Treasury Bond
5,372,900	4.38%, 05/15/41	6,941,980
	U.S. Treasury Bonds
1,782,600	3.75%, 08/15/41	2,075,617
	U.S. Treasury Notes
8,500,000	0.13%, 08/31/13	8,480,416
39,482,700	1.00%, 08/31/16(b)	39,587,566
7,000,000	1.13%, 12/15/11	7,016,135
15,936,300	2.13%, 08/15/21	16,220,237
1,000,000	4.75%, 05/31/12	1,030,429
Highland Government Securities Fund

Principal Amount ($)		Value ($)

U.S. TREASURIES — (continued)

500,000	4.88%, 02/15/12	508,887

	Total U.S. Treasuries (Cost $80,483,106)	81,861,267

	Total Bonds & Notes (Cost $85,832,468)	87,031,525

Shares

Other Investments - 0.3%
297,937	GEI Investment Fund(c)	288,999

	Total Other Investments (Cost $297,937)	288,999

Registered Investment Company - 7.2%
	Federated Prime Obligations
6,665,118	Fund(b)	6,665,118

	Total Registered Investment Company (Cost $6,665,118)	6,665,118

Total Investments - 101.0%		93,985,642

(Cost $92,795,523)
Liabilities in Excess of Other Assets — (1.0)%		(960,813)

Net Assets - 100.0%		93,024,829

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2011.
(b)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(c)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.
TBA	To be announced

See accompanying Notes to Financial Statements | 73

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes Futures	December 2011	134	$29,507,219	$(31,642)
Long U.S. Treasury Bond Futures	December 2011	2	285,250	13,135
Ultra Long U.S. Treasury Bond Futures	December 2011	9	1,427,625	117,319

				98,812

Short Futures:
5 Yr. U.S. Treasury Notes Futures	December 2011	87	10,656,141	10,636
10 Yr. U.S. Treasury Notes Futures	December 2011	101	13,139,469	(120,879)

				(110,243)

				$(11,431)

Highland Government Securities Fund

74 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2011

Principal Amount ($)		Value ($)
Bonds & Notes - 99.6%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
	Federal Home Loan Mortgage Corp. REMIC
	(Series 2126) (Class YI)
108,714	6.50%, 02/15/14(a)	5,821
	(Series 2412) (Class OF)
236,373	1.18%, 12/15/31(b)	239,897
	(Series 2815) (Class YL)
71,328	8.00%, 01/15/34	72,279
	(Series 3117) (Class PL)
2,671,350	5.00%, 08/15/34	2,931,298
	Federal National Mortgage Assoc. REMIC
	(Series 2003-35) (Class QA)
6,877,406	0.10%, 05/25/18(a)(b)	13,621
	(Series 2003-63) (Class X2)
2,378,133	1.41%, 07/25/44(a)	94,928
	(Series 2010-16) (Class PA)
1,004,866	4.50%, 02/25/40	1,091,660
	(Series 2010-16) (Class PI)
602,920	5.00%, 02/25/40(a)	66,274
	Government National Mortgage Assoc.
	(Series 2010-107) (Class GI)
539,194	4.50%, 02/20/38(a)	81,343
	(Series 2010-30) (Class PI)
735,013	4.50%, 03/20/38(a)	110,459
	(Series 2010-44) (Class BI)
698,524	4.50%, 04/20/38(a)	104,658
	(Series 2011-5) (Class IM)
937,365	4.50%, 01/20/40(a)	166,308
	Vendee Mortgage Trust
	(Series 2003-2) (Class IO)
2,525,969	0.85%, 05/15/33(a)(b)	69,096
	(Series 2010-1) (Class DI)
3,441,418	0.38%, 04/15/40(a)(b)	50,456
	(Series 2011-1) (Class IO)
918,577	0.58%, 05/01/46(a)(b)	24,455

	Total Agency Collateralized
	Mortgage Obligations
	(Cost $5,153,346)	5,122,553

AGENCY MORTGAGE BACKED - 7.1%
	Federal Home Loan Mortgage Corp.
60,332	7.00%, 11/01/31	69,796
63,544	7.00%, 04/01/36	73,859
7,657	7.50%, 01/01/16	7,913
7,934	7.50%, 01/01/27	9,182
91,922	7.50%, 08/01/30	107,264
23,430	8.50%, 05/01/20	23,466
50,110	8.50%, 11/01/20	56,875
	Federal National Mortgage Assoc.
161,610	1.91%, 05/01/33(b)	164,341
156,035	2.17%, 06/01/33(b)	162,862
119,081	2.31%, 07/01/33(b)	126,171
11,203	2.43%, 06/01/33(b)	11,609
46,147	2.44%, 12/01/32(b)	48,583
34,091	2.54%, 06/01/33(b)	35,916
9,522	2.62%, 06/01/33(b)	9,873
21,276	2.65%, 07/01/33(b)	21,496
Highland Short-Term Government Fund

Principal Amount ($)		Value ($)
AGENCY MORTGAGE BACKED — (continued)
27,403	7.00%, 03/01/17	30,283
13,892	7.00%, 05/01/17	15,305
24,533	7.00%, 07/01/17	27,110
107,333	7.00%, 03/01/29	123,582
12,852	7.00%, 06/01/31	14,822
5,047	7.00%, 01/01/32	5,814
179,533	7.00%, 12/01/32	206,841
13,656	7.00%, 04/01/33	15,713
55,822	7.00%, 11/01/33	64,232
4,966	7.00%, 03/01/34	5,741
15,794	7.00%, 06/01/34	18,136
20,598	7.00%, 01/01/35	23,652
44,058	7.00%, 05/01/35	50,607
71,817	7.00%, 05/01/35	82,492
59,697	7.00%, 01/01/36	68,572
94,147	7.00%, 04/01/36	108,183
13,837	7.50%, 04/01/16	15,248
50,026	7.50%, 10/01/30	58,473
40,087	7.50%, 01/01/31	46,927
224,202	7.50%, 04/01/31	262,809
110,602	7.50%, 06/01/32	129,801
22,280	7.50%, 07/01/32	26,147
8,383	7.50%, 04/01/33	9,847
3,208	7.50%, 11/01/33	3,769
43,337	7.50%, 03/01/34	50,905
43,196	7.50%, 05/01/34	50,506
61,623	8.00%, 03/01/22	71,091
65,236	8.00%, 04/01/23	75,263
14,316	8.00%, 01/01/30	16,674
8,489	8.00%, 11/01/33	9,966
58,781	8.50%, 02/01/18	63,031
47,226	8.50%, 01/01/25	55,375
8,969	8.50%, 06/01/28	10,516
26,583	8.50%, 08/01/29	30,970
81,206	8.50%, 08/01/30	95,451
34,025	8.50%, 07/01/31	40,219
48,972	9.00%, 12/01/24	54,536
260,563	9.00%, 03/01/31	309,107
17,617	9.50%, 09/01/21	20,682
73,331	9.75%, 02/01/21	81,414
	Government National Mortgage Assoc.
21,301	7.00%, 12/15/18	23,295
26,856	7.00%, 11/15/23	31,056
68,161	7.00%, 03/15/31	79,979
37,778	7.00%, 05/15/32	44,293
312	7.50%, 12/15/12	313
18,413	7.50%, 12/15/18	20,207
71,840	7.50%, 12/15/19	81,299
49,354	7.50%, 01/15/25	57,585
69,422	8.00%, 07/15/17	78,813

	Total Agency Mortgage Backed (Cost $3,545,437)	3,795,858

ASSET BACKED - 12.9%
	Ally Master Owner Trust
	(Series 2010-3) (Class C)
250,000	3.87%, 04/15/15(c)	256,424
	(Series 2011-1) (Class A2)
1,500,000	2.15%, 01/15/16	1,524,174
	Avis Budget Rental Car Funding AESOP LLC
	(Series 2009-1A) (Class A)
500,000	9.31%, 10/20/13(c)	530,971

See accompanying Notes to Financial Statements | 75

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011

Principal Amount ($)		Value ($)
Bonds & Notes — (continued)
ASSET BACKED — (continued)
	Ford Credit Floorplan Master
	Owner Trust
	(Series 2010-1) (Class C)
1,000,000	2.88%, 12/15/14(b)(c)	1,018,620
	Hertz Vehicle Financing LLC
	(Series 2009-2A) (Class A2)
2,575,000	5.29%, 03/25/16(c)	2,790,611
	(Series 2010-1A) (Class B1)
250,000	5.02%, 02/25/15(c)	265,787
	Nissan Auto Lease Trust
	(Series 2011-B) (Class A3)
250,000	0.92%, 02/16/15	249,953
	Residential Asset Securities Corp.
	(Series 2003-KS9) (Class A2B)
63,877	0.87%, 11/25/33(b)(d)	28,540
	Volkswagen Credit Auto Master Trust
	(Series 2011-1A)
250,000	0.35%, 09/20/16(b)(c)	250,000

	Total Asset Backed
	(Cost $6,762,295)	6,915,080

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES - 6.4%
	Commercial Mortgage Pass
	Through Certificates
	(Series 2007-FL14) (Class AJ)
1,000,000	0.41%, 06/15/22(b)(c)	911,880
	Greenwich Capital Commercial
	Funding Corp.
	(Series 2007-GG11) (Class A2)
735,000	5.60%, 12/10/49	756,514
	LB-UBS Commercial Mortgage Trust
	(Series 2005-C5) (Class A4)
150,000	4.95%, 09/15/30	162,629
	Morgan Stanley Capital I
	(Series 2004-T13) (Class A4)
200,000	4.66%, 09/13/45	210,171
	(Series 2005-IQ9) (Class A5)
300,000	4.70%, 07/15/56	316,291
	Wachovia Bank Commercial Mortgage Trust
	(Series 2005-C21) (Class A4)
1,000,000	5.38%, 10/15/44(b)	1,090,701

	Total Non-Agency Collateralized Mortgage Backed Securities
	(Cost $3,445,746)	3,448,186

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
	Residential Accredit Loans, Inc.
	(Series 2004-QA1) (Class A2)
31,453	0.53%, 03/25/34(b)(d)	23,621

	Total Non-Agency Collateralized Mortgage Obligations (Cost $31,453)	23,621

Highland Short-Term Government Fund

Principal Amount ($)		Value ($)
U.S. TREASURIES - 63.7%
	U.S. Treasury Bond
155,700	4.38%, 05/15/41	201,170
	U.S. Treasury Notes
3,856,500	0.38%, 06/30/13	3,865,547
2,927,000	0.50%, 05/31/13	2,939,806
8,355,500	0.63%, 12/31/12	8,400,870
8,331,200	1.00%, 08/31/16	8,353,328
3,211,100	1.38%, 10/15/12	3,250,863
3,490,000	1.38%, 01/15/13(e)	3,541,942
2,585,300	2.13%, 08/15/21	2,631,362
1,050,000	2.38%, 02/28/15	1,115,055

	Total U.S. Treasuries
	(Cost $34,106,025)	34,299,943

	Total Bonds & Notes
	(Cost $53,044,302)	53,605,241

Shares

Other Investments - 0.1%
69,215	GEI Investment Fund(f)	67,139

	Total Other Investments
	(Cost $69,215)	67,139

Registered Investment Company - 0.2%
94,723	Federated Prime Obligations Fund.	94,723

	Total Registered Investment Company (Cost $94,723)	94,723

Total Investments - 99.9% (Cost $53,208,240)		53,767,103

Other Assets & Liabilities, Net - 0.1%		65,479

Net Assets - 100.0%		53,832,582

(a)	Interest only security. These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of prinicpal on the pool reduce the value the “interest only” holding.
(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2011.
(c)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2011, these securities amounted to $6,024,293 or 11.2% of net assets.
(d)	Illiquid securities. At September 30, 2011, these securities amounted to $52,161 or 0.1% of net assets. These securities have been determined to be illiquid using procedures established by the Board of Trustees. (unaudited)
(e)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(f)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.
REMIC Real Estate Mortgage Investment Conduit

76 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011
The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes Futures	December 2011	46	$10,129,344	$(9,816)
Ultra Long U.S. Treasury Bond Futures	December 2011	1	158,625	9,122

				(694)

Short Futures:
5 Yr. U.S.
Treasury Notes Futures	December 2011	28	3,429,563	5,298
10 Yr. U.S. Treasury Notes Futures	December 2011	80	10,407,500	(87,548)

				(82,250)

				$(82,944)

Highland Short-Term Government Fund

See accompanying Notes to Financial Statements | 77

INVESTMENT PORTFOLIO

As of September 30, 2011

Principal Amount ($)		Value ($)
Municipal Bonds and Notes - 90.6%
ARIZONA - 1.4%
	Pima County Industrial
	Development Authority
500,000	5.75%, 09/01/29	509,180

CALIFORNIA - 4.9%
	California State Department of Water Resources
250,000	5.00%, 05/01/21	299,145
	Los Angeles Harbor Department
1,160,000	5.00%, 08/01/26	1,286,486
	Sacramento Municipal Utility District
38,000	6.80%, 10/01/19	44,811
220,000	9.00%, 04/01/13	237,871

		1,868,313

COLORADO - 0.1%
	City of Colorado Springs Co.
35,000	8.50%, 11/15/11	35,324

CONNECTICUT - 7.8%
	City of New Haven CT (Insured: AMBAC)
1,000,000	5.38%, 12/01/12	1,048,230
	Connecticut State Health & Educational Facility Authority (Insured: GO OF AUTH)
70,000	7.00%, 07/01/12	73,383
	State of Connecticut
500,000	5.00%, 01/01/22	609,445
	Town of Fairfield CT
1,000,000	5.00%, 01/01/21	1,238,570

		2,969,628

DISTRICT OF COLUMBIA - 1.5%
	District of Columbia
500,000	5.00%, 04/01/30(a)	559,680

FLORIDA - 2.0%
	City of Gainesville FL
90,000	8.13%, 10/01/14	100,075
	City of Tampa FL
250,000	5.00%, 10/01/26	281,382
	Jacksonville Health Facilities Authority
200,000	11.50%, 10/01/12	222,122
	State of Florida
140,000	10.00%, 07/01/14	161,893

		765,472

GEORGIA - 6.1%
	City of Atlanta GA (Insured: AGM)
500,000	5.75%, 11/01/30	605,430
	Municipal Electric Authority of Georgia
1,000,000	5.25%, 01/01/19	1,166,610
Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)
GEORGIA — (continued)
	State of Georgia
500,000	4.50%, 01/01/29	538,000

		2,310,040

HAWAII - 4.8%
	State of Hawaii
1,135,000	5.25%, 07/01/24	1,262,585
	(Insured: AGM)
500,000	5.75%, 02/01/14	558,425

		1,821,010

INDIANA - 2.9%
	Indiana Municipal Power Agency
500,000	5.50%, 01/01/27	550,665
	Indiana Toll Road Commission
485,000	9.00%, 01/01/15	557,494

		1,108,159

IOWA - 0.6%
	City of Muscatine IA
215,000	9.70%, 01/01/13	228,903

KENTUCKY - 1.4%
	Kentucky State Property & Building Commission
	(Insured: AGC)
500,000	5.25%, 02/01/27	545,935

MAINE - 1.5%
	Maine Health & Higher Educational
	Facilities Authority
	(Insured: ST RES FD GTY)
500,000	5.25%, 07/01/21	566,970

MARYLAND - 4.1%
	County of Montgomery MD
750,000	5.00%, 07/01/21	932,422
	State of Maryland
500,000	5.00%, 11/01/18	613,990

		1,546,412

MASSACHUSETTS - 1.7%
	Commonwealth of Massachusetts (AGM-CR Insured)
500,000	5.25%, 12/15/12	529,235
	Massachusetts Port Authority
100,000	13.00%, 07/01/13	115,286

		644,521

MICHIGAN - 2.9%
	City of Detroit MI (Insured: AGM)
500,000	5.25%, 07/01/22	551,340
	Lansing Board of Water & Light
500,000	5.00%, 07/01/37	534,560

		1,085,900

MINNESOTA - 0.3%
	Western Minnesota Municipal Power Agency
85,000	6.63%, 01/01/16	96,172

78 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011

Principal Amount ($)		Value ($)

Municipal Bonds and Notes — (continued)
MISSISSIPPI - 1.5%
	State of Mississippi
500,000	5.50%, 09/01/14	569,995

MISSOURI - 6.2%
	Missouri Highway & Transportation
	Commission
1,500,000	5.00%, 05/01/21	1,803,090
	Missouri Joint Municipal Electric
	Utility Commission
500,000	5.75%, 01/01/29	539,025

		2,342,115

NEW JERSEY - 2.8%
	Atlantic County Improvement
	Authority
	(Insured: AMBAC)
65,000	7.40%, 03/01/12	66,844
	(Insured: NATL-RE)
150,000	7.40%, 07/01/16	175,324
	New Jersey State Turnpike
	Authority
	(Insured: AMBAC-TCRS)
15,000	6.50%, 01/01/16	16,811
	(Insured: AMBAC-TCRS)
40,000	6.50%, 01/01/16	44,570
	(Insured: AMBAC-TCRS-BNY)
195,000	6.50%, 01/01/16	218,548
	New Jersey Transportation Trust
	Fund Authority
	(Insured: AGM)
500,000	5.75%, 12/15/12	530,845

		1,052,942

NEW MEXICO - 2.3%
	New Mexico Finance Authority
500,000	5.00%, 06/15/18	605,735
250,000	5.00%, 12/15/26	272,492

		878,227

NEW YORK - 7.1%
	Brooklyn Arena Local Development Corp.
500,000	6.00%, 07/15/30	521,460
	New York State Dormitory
	Authority
500,000	6.50%, 12/01/21	529,810
380,000	7.38%, 07/01/16	448,145
	New York State Urban
	Development Corp.
1,000,000	5.50%, 01/01/19	1,198,950

		2,698,365

NORTH CAROLINA - 3.2%
	City of Charlotte NC
500,000	5.00%, 06/01/23	603,215
	County of Wake NC
500,000	5.00%, 03/01/21	618,830

		1,222,045

Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

PENNSYLVANIA - 5.0%
	Allegheny County Hospital
	Development Authority
85,000	7.38%, 07/01/12	89,474
	City of Philadelphia PA
	(Insured: NATL-RE)
250,000	6.25%, 08/01/12	262,012
	(Insured: NATL-RE)
310,000	7.00%, 05/15/20	383,203
	Pennsylvania Turnpike Commission
500,000	0.00%, 12/01/34	416,275
	Philadelphia Authority for Industrial Development
500,000	5.25%, 09/01/36	405,505
	Pittsburgh Water & Sewer Authority
	(Insured: FGIC)
300,000	7.25%, 09/01/14	336,528

		1,892,997

RHODE ISLAND - 1.5%
	Rhode Island Health & Educational Building Corp.
500,000	6.25%, 09/15/34	551,990

SOUTH CAROLINA - 4.2%
	Charleston Educational Excellence Finance Corp.
500,000	5.25%, 12/01/27	533,345
	Grand Strand Water & Sewer Authority
	(Insured: AGM)
500,000	5.38%, 06/01/13	516,535
	Piedmont Municipal Power Agency
	(Insured: AGC)
500,000	5.75%, 01/01/34	550,050

		1,599,930

TENNESSEE - 1.6%
	County of Shelby TN
500,000	5.00%, 03/01/21	599,675

TEXAS - 4.7%
	City of Houston TX
500,000	5.25%, 11/15/31	552,940
	Frisco Independent School District
	(Insured: PSF-GTD)
500,000	0.00%, 08/15/19	416,110
	State of Texas
750,000	5.00%, 04/01/28	814,200

		1,783,250

VIRGINIA - 2.8%
	Virginia Public School Authority
1,000,000	4.50%, 08/01/28	1,060,180

See accompanying Notes to Financial Statements | 79

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011

Principal Amount ($)		Value ($)

Municipal Bonds and Notes — (continued)

WISCONSIN - 3.7%
	State of Wisconsin (Insured: FGIC) Prerefunded @ 100
1,250,000	5.25%, 07/01/14	1,411,662

	Total Municipal Bonds and Notes (Cost $32,082,621)	34,324,992

Shares

Other Investments - 0.0%
2,681	GEI Investment Fund(b)	2,601

	Total Other Investments (Cost $2,681)	2,601

Highland Tax-Exempt Fund

Shares	Value ($)

Registered Investment Company - 8.4%
3,167,890	Federated Prime Obligations Fund .	3,167,891

Total Registered Investment Company (Cost $3,167,890)	3,167,891

Total Investments - 99.0%	37,495,484

(Cost $35,253,192)
Other Assets & Liabilities,
Net - 1.0%	387,262

Net Assets - 100.0%	37,882,746

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2011.
(b)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BNY	The Bank of New York Mellon Corp.
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
GO OF AUTH	General Obligation of Authority
MTGS	Mortgages
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
ST RES FD GTY	State Resource Fund Guaranty
TCRS	Temporary Custodial Receipts

80 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 93.7%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%

	Federal Home Loan Mortgage Corp. REMIC
	(Series 3862) (Class MI)
151,495	3.50%, 11/15/24(a)	17,116
	(Series 2647) (Class DI)
511	4.50%, 10/15/16(a)	—
	(Series 2645) (Class BI)
18,334	4.50%, 02/15/18(a)	912
	(Series 2643) (Class IM)
113,199	4.50%, 03/15/18(a)	8,005
	(Series 2590) (Class YQ)
11,865	5.00%, 05/15/17(a)	461
	(Series 2795) (Class IC)
11,724	5.00%, 07/15/17(a)	212
	(Series 2781) (Class CI)
22,555	5.00%, 11/15/17(a)	798
	(Series 2781) (Class IC)
41,062	5.00%, 05/15/18(a)	2,290
	(Series 2763) (Class JI)
85,054	5.00%, 10/15/18(a)	6,730
	(Series 2722) (Class PI)
5,880	5.00%, 06/15/28(a)	35
	(Series 3536) (Class IP)
65,590	5.00%, 02/15/38(a)	5,742
	(Series 3471) (Class Z)
128,829	5.00%, 05/15/38	146,891
	(Series 2682) (Class HI)
14,109	5.50%, 04/15/17(a)	218
	(Series 2631) (Class DI)
141,040	5.50%, 06/15/33(a)	20,060
	(Series 3806) (Class DS)
390,234	6.37%, 08/15/25(a)(b)	81,250
	(Series 1980) (Class IO)
2,030	7.50%, 07/15/27(a)	442
	(Series 33) (Class D)
735	8.00%, 04/15/20	803
	Federal Home Loan Mortgage Corp. STRIPS
	(Series 186) (Class PO)
1,337	0.00%, 08/01/27(c)(d)	1,192
	(Series 227) (Class IO)
167,481	5.00%, 12/01/34(a)	22,821
	(Series 147) (Class IO)
2,633	8.00%, 02/01/23(a)	510
	(Series 171) (Class IO)
2,718	8.00%, 07/01/24(a)	563
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	(Series T-58) (Class AIO)
1,070,880	0.08%, 09/25/43(a)(b)	8,858

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

	Federal National Mortgage Assoc.
	(Series 2003-W19) (Class 1IO2)
152,833	1.08%, 11/25/33(a)(b)	4,484
	Federal National Mortgage Assoc. REMIC
	(Series G92-68) (Class B)
1,819	0.00%, 12/25/22(c)(d)	1,668
	(Series 2003-89) (Class IO)
227,991	1.22%, 12/25/42(a)(b)	6,128
	(Series 2003-64) (Class KI)
9,576	4.50%, 05/25/18(a)	272
	(Series 2003-41) (Class BI)
27,875	5.00%, 08/25/17(a)	1,071
	(Series 2003-79) (Class HI)
41,999	5.00%, 10/25/22(a)	1,921
	(Series 2003-61) (Class IJ)
156,455	5.00%, 02/25/32(a)	10,772
	(Series 2007-109) (Class VZ)
115,025	5.00%, 10/25/35	131,919
	(Series 2008-67) (Class ZW)
104,492	5.00%, 07/25/38	118,783
	(Series 2008-67) (Class ZM)
130,832	5.00%, 08/25/38	148,973
	(Series 2010-21) (Class PI)
75,541	5.00%, 02/25/40(a)	7,237
	(Series 2010-98) (Class DI)
483,021	5.00%, 09/25/40(a)	84,577
	(Series 2002-94) (Class BZ)
169,713	5.50%, 01/25/33	189,365
	(Series 2008-61) (Class SB)
205,192	5.78%, 07/25/38(a)(b)	24,193
	(Series 2010-152) (Class SB)
317,729	5.78%, 01/25/41(a)(b)	51,117
	(Series 1992-77) (Class K)
8	8.00%, 05/25/22(a)	175
	(Series 2003-90) (Class SL)
121,710	16.13%, 03/25/31(b)	135,084
	Federal National Mortgage Assoc. STRIPS
	(Series 354) (Class 1)
182,904	0.00%, 12/01/34(c)(d)	174,697
	(Series 362) (Class 2)
165,942	4.50%, 08/01/35(a)	19,101
	(Series 378) (Class 1)
203,560	4.50%, 01/01/36(a)	22,017
	(Series 387) (Class 2)
125,103	5.00%, 03/25/38(a)	13,125
	(Series 387) (Class 1)
119,659	5.00%, 05/25/38(a)	12,145
	(Series 346) (Class 2)
40,012	5.50%, 12/01/33(a)	5,656
	(Series 356) (Class 17)
37,241	6.00%, 01/01/35(a)	6,074
	(Series 356) (Class 21)
45,474	6.00%, 01/01/35(a)	8,495
	(Series 252) (Class 2)
19,535	7.50%, 11/01/23(a)	3,513
	(Series 237) (Class 2)
1,497	8.00%, 08/01/23(a)	288
	(Series 264) (Class 2)
9,518	8.00%, 07/01/24(a)	1,904

See accompanying Notes to Financial Statements | 81

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

	(Series 12) (Class 2)
574	8.50%, 03/01/17(a)	76
	(Series 7) (Class 2)
1,272	8.50%, 04/01/17(a)	186
	(Series 28) (Class 2)
222	8.50%, 01/01/18(a)	32
	(Series 150) (Class 2)
1,296	8.50%, 07/25/22(a)	276
	(Series 163) (Class 2)
1,786	8.50%, 07/25/22(a)	252
	(Series 137) (Class 2)
1,825	9.00%, 05/25/22(a)	414
	Government National Mortgage Assoc.
	(Series 2011-71) (Class MI)
443,767	4.50%, 04/16/34(a)	61,912
	(Series 2011-51) (Class NI)
243,205	4.50%, 10/20/37(a)	35,825
	(Series 2010-98) (Class PI)
476,038	4.50%, 10/20/37(a)	72,305
	(Series 2010-94) (Class PI)
391,936	4.50%, 12/20/37(a)	62,667
	(Series 2010-101) (Class GI)
238,301	4.50%, 02/20/38(a)	35,296
	(Series 2009-118) (Class YI)
119,646	4.50%, 05/20/38(a)	16,549
	(Series 2010-130) (Class PI)
277,881	4.50%, 08/16/39(a)	41,802
	(Series 2009-106) (Class VZ)
193,718	4.50%, 11/20/39	215,373
	(Series 2010-75) (Class KI)
227,916	5.00%, 12/20/35(a)	23,073
	(Series 2010-42) (Class IA)
266,986	5.00%, 10/20/37(a)	31,378
	(Series 2010-2) (Class QI)
173,767	5.00%, 01/20/38(a)	24,993
	(Series 2009-103) (Class IT)
187,108	5.00%, 09/20/38(a)	27,309
	(Series 2011-3) (Class S)
258,560	5.77%, 01/20/41(a)(b)	54,182
	(Series 2010-20) (Class SC)
918,462	5.92%, 02/20/40(a)(b)	163,008
	(Series 2010-26) (Class QS)
339,968	6.02%, 02/20/40(a)(b)	75,460
	(Series 2007-17) (Class IC)
247,855	6.05%, 04/16/37(a)(b)	47,461
	(Series 2010-109) (Class SB)
455,929	6.37%, 08/20/40(a)(b)	92,649
	(Series 2011-41) (Class SM)
477,199	6.37%, 03/20/41(a)(b)	97,010
	Vendee Mortgage Trust
	(Series 2010-1) (Class DI)
790,024	0.38%, 04/15/40(a)(b)	11,583
	(Series 2011-1) (Class IO)
1,423,942	0.58%, 09/15/46(a)(b)	37,910

	Total Agency Collateralized Mortgage Obligations (Cost $2,494,249)	2,739,644

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED - 35.3%

	Federal Home Loan Mortgage Corp.
4,369	4.50%, 06/01/33	4,655
30,851	4.50%, 02/01/35	32,873
49,835	5.00%, 07/01/35	54,656
77,823	5.00%, 07/01/35	85,351
19,113	5.00%, 07/01/35	20,962
36,858	5.00%, 07/01/35	40,424
17,975	5.00%, 07/01/35	19,714
545,496	5.00%, 06/01/41	595,449
18,152	5.50%, 05/01/20	19,878
7,181	5.50%, 05/01/20	7,855
9,752	5.50%, 05/01/20	10,679
346,848	5.50%, 01/01/38	384,264
180,551	5.50%, 04/01/39	198,109
742	6.00%, 04/01/17	808
4,595	6.00%, 06/01/17	5,002
9,138	6.00%, 08/01/17	9,929
3,600	6.00%, 07/01/19	3,941
7,637	6.00%, 05/01/20	8,360
307	6.00%, 05/01/29	340
210	6.00%, 07/01/29	233
15,454	6.00%, 08/01/29	17,146
35,606	6.00%, 06/01/33	39,480
34,783	6.00%, 09/01/33	38,568
37,854	6.00%, 10/01/33	41,997
16,234	6.00%, 10/01/33	18,000
18,104	6.00%, 10/01/33	20,085
90,806	6.00%, 11/01/33	100,687
6,457	6.00%, 01/01/34	7,159
14,753	6.00%, 01/01/34	16,552
16,727	6.00%, 03/01/34	18,766
15,708	6.00%, 03/01/34	17,623
6,317	6.00%, 04/01/34	7,056
3,834	6.00%, 05/01/34	4,302
8,639	6.00%, 10/01/34	9,650
19,067	6.00%, 11/01/34	21,118
18,058	6.00%, 12/01/34	20,259
6,693	6.00%, 12/01/34	7,509
11,967	6.00%, 03/01/35	13,366
19,805	6.00%, 05/01/35	22,121
8,762	6.00%, 05/01/35	9,769
4,079	6.00%, 05/01/35	4,556
14,203	6.00%, 11/01/36	15,820
297,700	6.00%, 06/01/37	332,512
261,450	6.00%, 11/01/37	292,023
3,332	6.50%, 07/01/29	3,782
2,546	6.50%, 08/01/29	2,890
2,126	7.00%, 10/01/16	2,315
1,057	7.00%, 06/01/29	1,219
1,535	7.00%, 08/01/29	1,772
3,107	7.00%, 12/01/29	3,586
3,232	7.00%, 01/01/30	3,714
2,342	7.00%, 02/01/30	2,706
14,726	7.00%, 04/01/31	16,995
9,033	7.00%, 07/01/34	10,442
2,855	7.00%, 08/01/34	3,301
4,546	7.00%, 12/01/34	5,255
4,670	7.00%, 12/01/34	5,399
8,131	7.00%, 02/01/35	9,399
19,890	7.00%, 07/01/36	22,877
9,989	7.00%, 08/01/36	11,489
1,904	7.50%, 01/01/30	2,222
241	7.50%, 02/01/30	281
14,077	7.50%, 12/01/30	16,427

82 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)

3,547	7.50%, 09/01/33	4,153
15,159	8.00%, 11/01/30	17,995
18,556	8.50%, 04/01/30	22,278
9,333	8.50%, 05/01/30	11,218
4,471	9.00%, 12/01/16	5,041
292	9.50%, 04/01/21	331
	Federal National Mortgage Assoc.
6,015,000	4.00%TBA(e)	6,306,352
30,795	4.00%, 05/01/19	32,780
108,739	4.00%, 06/01/19	115,749
3,040,000	4.50%TBA(e)	3,225,725
33,738	4.50%, 05/01/18	36,150
36,158	4.50%, 05/01/19	38,755
32,637	4.50%, 05/01/19	34,981
31,373	4.50%, 05/01/19	33,626
60,572	4.50%, 05/01/19	64,921
9,132	4.50%, 06/01/19	9,787
21,157	4.50%, 02/01/20	22,673
62,106	4.50%, 08/01/20	66,557
26,487	4.50%, 07/01/33	28,297
16,494	4.50%, 08/01/33	17,621
27,999	4.50%, 04/01/34	29,890
2,344,294	4.50%, 09/01/39	2,508,517
744,590	4.50%, 10/01/39	791,165
399,976	4.50%, 02/01/40	424,995
943,631	4.50%, 09/01/40	1,002,657
783,511	4.50%, 10/01/40	832,521
1,081,097	4.50%, 06/01/41	1,156,830
1,172,068	4.50%, 07/01/41	1,263,330
1,265,008	4.50%, 08/01/41	1,353,624
58,119	5.00%, 07/01/20	63,328
106,074	5.00%, 03/01/34	114,657
17,895	5.00%, 10/01/34	19,337
47,885	5.00%, 06/01/35	52,665
32,433	5.00%, 06/01/35	35,671
27,499	5.00%, 06/01/35	30,244
59,539	5.00%, 07/01/35	65,483
21,906	5.00%, 07/01/35	23,654
18,663	5.00%, 07/01/35	20,526
70,503	5.00%, 07/01/35	76,130
19,582	5.00%, 08/01/35	21,145
49,214	5.00%, 03/01/39	53,540
51,847	5.00%, 04/01/39	56,763
37,956	5.00%, 04/01/39	41,424
40,562	5.00%, 04/01/39	43,952
55,671	5.00%, 05/01/39	60,012
5,095	5.00%, 08/01/40	5,489
847,724	5.00%, 06/01/41	928,108
2,763	5.32%, 03/01/37(b)	2,780
7,700	5.50%, 03/01/14	8,352
6,214	5.50%, 03/01/14	6,740
12,417	5.50%, 05/01/14	13,468
5,296	5.50%, 06/01/14	5,745
10,728	5.50%, 08/01/14	11,636
20,100	5.50%, 06/01/20	22,065
29,724	5.50%, 06/01/20	32,630
30,864	5.50%, 06/01/20	33,881
23,500	5.50%, 06/01/20	25,798
24,344	5.50%, 06/01/20	26,724
23,560	5.50%, 06/01/20	25,863
25,554	5.50%, 07/01/20	28,052
47,612	5.50%, 07/01/20	52,266
37,682	5.50%, 07/01/20	41,366
49,931	5.50%, 12/01/32	54,569

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)

17,593	5.50%, 01/01/33	19,227
36,456	5.50%, 07/01/33	39,853
34,074	5.50%, 08/01/33	37,249
229,426	5.50%, 12/01/35	250,518
74,202	5.50%, 05/01/37	81,905
204,678	5.50%, 06/01/37	223,495
1,888	5.50%, 07/01/37	2,054
471,962	5.50%, 08/01/37	515,648
298,476	5.50%, 04/01/38	328,622
722,986	5.50%, 01/01/39	786,745
1,200	5.53%, 04/01/37(b)	1,277
2,469,000	6.00%TBA(e)	2,676,937
4,993	6.00%, 09/01/14	5,417
3,029	6.00%, 11/01/14	3,286
730	6.00%, 04/01/18	794
1,377	6.00%, 05/01/19	1,508
7,200	6.00%, 09/01/19	7,878
8,076	6.00%, 10/01/19	8,843
9,384	6.00%, 02/01/20	10,265
5,831	6.00%, 05/01/20	6,384
12,829	6.00%, 03/01/21	14,062
5,106	6.00%, 02/01/29	5,672
603	6.00%, 05/01/29	670
5,013	6.00%, 05/01/29	5,569
3,045	6.00%, 06/01/29	3,382
1,810	6.00%, 07/01/29	2,010
18,023	6.00%, 02/01/33	20,021
21,044	6.00%, 03/01/33	23,364
5,846	6.00%, 05/01/33	6,490
22,009	6.00%, 06/01/33	24,435
20,744	6.00%, 06/01/33	23,031
16,556	6.00%, 07/01/33	18,380
8,876	6.00%, 07/01/33	9,854
43,018	6.00%, 07/01/33	47,759
40,156	6.00%, 08/01/33	44,582
59,754	6.00%, 08/01/33	66,340
14,351	6.00%, 10/01/33	15,933
34,597	6.00%, 10/01/33	38,410
10,413	6.00%, 10/01/33	11,561
23,099	6.00%, 11/01/33	25,645
23,273	6.00%, 12/01/33	25,839
35,885	6.00%, 01/01/34	40,312
9,459	6.00%, 01/01/34	10,578
30,911	6.00%, 02/01/34	34,724
582,027	6.00%, 03/01/34	646,317
24,580	6.00%, 04/01/34	27,612
34,698	6.00%, 05/01/34	38,977
30,214	6.00%, 07/01/34	33,517
6,681	6.00%, 10/01/34	7,506
19,506	6.00%, 11/01/34	21,912
10,864	6.00%, 12/01/34	12,089
12,450	6.00%, 12/01/34	13,985
4,331	6.00%, 12/01/34	4,844
25,517	6.00%, 01/01/35	28,664
39,855	6.00%, 01/01/35	44,771
6,412	6.00%, 01/01/35	7,171
27,642	6.00%, 02/01/35	31,051
9,204	6.00%, 03/01/35	10,294
19,355	6.00%, 03/01/35	21,742
5,685	6.00%, 04/01/35	6,386
25,904	6.00%, 06/01/35	28,969
34,839	6.00%, 06/01/35	38,890
45,739	6.00%, 06/01/35	51,153
51,933	6.00%, 06/01/35	58,078
8,003	6.00%, 06/01/35	8,950

See accompanying Notes to Financial Statements | 83

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)

44,002	6.00%, 06/01/35	49,209
19,156	6.00%, 07/01/35	21,519
14,956	6.00%, 07/01/35	16,725
22,169	6.50%, 08/01/17	24,356
8,765	6.50%, 08/01/17	9,630
1,648	6.50%, 09/01/17	1,811
3,106	6.50%, 10/01/17	3,413
4,532	6.50%, 10/01/18	4,979
8,431	6.50%, 01/01/19	9,287
2,308	6.50%, 03/01/19	2,543
3,677	6.50%, 03/01/19	4,050
896	6.50%, 05/01/24	993
832	6.50%, 10/01/28	943
782	6.50%, 05/01/29	903
729	6.50%, 08/01/29	826
1,446	6.50%, 01/01/32	1,631
1,076	6.50%, 01/01/32	1,213
1,801	6.50%, 07/01/32	2,027
6,047	6.50%, 09/01/32	6,806
5,467	6.50%, 09/01/32	6,153
3,078	6.50%, 11/01/32	3,463
4,883	6.50%, 12/01/32	5,495
2,988	6.50%, 01/01/33	3,363
980	6.50%, 01/01/33	1,103
2,172	6.50%, 01/01/33	2,445
7,945	6.50%, 03/01/33	8,922
2,114	6.50%, 05/01/33	2,329
2,380	6.50%, 06/01/33	2,673
2,620	6.50%, 06/01/33	2,941
14,493	6.50%, 10/01/33	16,274
7,760	6.50%, 11/01/33	8,749
11,077	6.50%, 12/01/33	12,438
8,788	6.50%, 01/01/34	9,862
2,478	6.50%, 02/01/34	2,736
3,774	6.50%, 03/01/34	4,259
2,677	6.50%, 06/01/34	3,022
16,128	6.50%, 07/01/34	18,100
11,118	6.50%, 08/01/34	12,447
62,490	6.50%, 08/01/36	69,702
25,206	6.50%, 08/01/36	28,181
89	7.00%, 08/01/13	92
6,682	7.00%, 03/01/15	7,125
1,083	7.00%, 10/01/16	1,193
4,661	7.00%, 04/01/17	5,143
13,738	7.00%, 08/01/17	15,181
16,371	7.00%, 02/01/32	18,861
5,766	7.00%, 10/01/32	6,643
1,942	7.00%, 05/01/33	2,231
4,811	7.00%, 12/01/33	5,540
2,346	7.00%, 02/01/34	2,700
117	7.50%, 08/01/13	121
75	7.50%, 09/01/13	75
1,443	7.50%, 02/01/15	1,570
294	7.50%, 05/01/15	323
70	7.50%, 08/01/15	77
875	7.50%, 09/01/15	881
63	7.50%, 09/01/15	63
272	7.50%, 06/01/17	274
4,739	7.50%, 12/01/23	5,438
784	7.50%, 12/01/26	912
4,322	7.50%, 06/01/29	5,052
2,076	7.50%, 07/01/29	2,417
444	7.50%, 09/01/30	519
4,052	7.50%, 12/01/30	4,743

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)

4,290	7.50%, 02/01/31	5,054
8,378	7.50%, 07/01/31	9,808
5,404	7.50%, 09/01/31	6,335
13,692	7.50%, 09/01/31	16,050
2,438	7.50%, 10/01/31	2,857
13,278	7.50%, 11/01/31	15,521
5,234	7.50%, 01/01/32	6,136
2,728	7.50%, 04/01/32	3,201
4,426	7.50%, 05/01/32	5,194
4,311	7.50%, 06/01/32	5,059
3,106	7.50%, 07/01/32	3,645
15,217	7.50%, 09/01/32	17,858
1,225	7.50%, 12/01/32	1,438
3,568	7.50%, 01/01/33	4,188
2,710	7.50%, 03/01/33	3,180
525	7.50%, 12/01/33	617
4,104	7.50%, 02/01/34	4,799
2,508	7.50%, 03/01/34	2,932
73	8.00%, 12/01/12	74
404	8.00%, 07/01/15	408
1,975	8.00%, 12/01/15	2,129
1,419	8.00%, 08/01/25	1,656
2,911	8.00%, 11/01/25	3,396
607	8.00%, 09/01/30	711
8,858	8.00%, 11/01/30	10,385
7,917	8.00%, 12/01/30	9,258
7,646	8.00%, 02/01/31	8,990
9,333	8.00%, 10/01/31	10,924
7,319	8.00%, 09/01/32	8,614
354	8.00%, 12/01/32	417
737	8.00%, 01/01/33	868
5,739	8.00%, 11/01/33	6,737
4,676	8.50%, 05/01/31	5,520
11	9.00%, 04/01/16	11
5,460	9.00%, 12/01/17	5,681
6,496	9.00%, 12/01/22	7,402
	Government National Mortgage Assoc.
28,663	4.50%, 08/15/33	31,378
93,768	4.50%, 10/15/33	102,649
19,861	4.50%, 10/15/33	21,742
27,249	4.50%, 10/15/33	29,830
61,980	4.50%, 09/15/34	67,795
15,121	4.50%, 09/15/34	16,535
1,095,658	4.50%, 03/20/41	1,189,846
14,734	6.00%, 04/15/27	16,705
4,735	6.00%, 04/15/30	5,368
12,787	6.00%, 04/15/33	14,334
34,566	6.00%, 05/15/33	38,748
5,388	6.00%, 05/15/33	6,040
42,481	6.00%, 07/15/33	47,619
20,724	6.00%, 04/15/34	23,250
8,810	6.00%, 03/15/35	9,989
17,577	6.00%, 04/15/35	19,929
8,123	6.00%, 04/15/35	9,210
1,606	6.00%, 06/15/35	1,821
11,976	6.00%, 09/15/36	13,578
6,606	6.50%, 04/15/19	7,308
1,381	6.50%, 02/15/24	1,574
8,801	6.50%, 02/15/24	10,034
4,684	6.50%, 04/15/24	5,340
11,045	6.50%, 05/15/24	12,774
8,555	6.50%, 06/15/24	9,750
16,984	6.50%, 07/15/24	19,644
17,494	6.50%, 04/15/28	20,233

84 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)

3,580	6.50%, 04/15/28	4,140
6,380	6.50%, 04/15/28	7,380
18,160	6.50%, 04/15/32	21,004
13,014	6.50%, 08/15/32	15,052
5,985	6.50%, 10/15/32	6,922
12,914	6.50%, 01/15/33	14,742
13,346	6.50%, 01/15/33	15,235
1,025	6.50%, 01/15/33	1,171
3,773	6.50%, 02/15/33	4,308
4,571	6.50%, 03/15/33	5,219
1,886	6.50%, 03/15/33	2,154
11,772	6.50%, 05/15/33	13,438
12,263	6.50%, 06/15/34	14,183
9,091	6.50%, 06/15/34	10,514
9,231	6.50%, 07/15/34	10,561
4,920	6.50%, 08/15/34	5,617
20,114	6.50%, 08/15/34	23,214
5,142	6.50%, 08/15/34	5,947
10,476	6.50%, 03/15/36	12,116
10,637	6.50%, 04/15/36	12,303
5,379	6.50%, 05/15/36	6,221
11,055	6.50%, 05/15/36	12,786
17,607	6.50%, 06/15/36	20,364
8,536	6.50%, 07/15/36	9,873
7,100	6.50%, 08/15/36	8,212
11,128	6.50%, 08/15/36	12,870
5,666	6.50%, 08/15/36	6,553
551	7.00%, 03/15/12	553
9,442	7.00%, 01/15/28	11,004
12,238	7.00%, 02/15/28	14,264
9,809	7.00%, 06/15/34	11,435
12,546	7.00%, 08/15/36	14,646
8,419	7.00%, 08/15/36	9,821
6,685	7.00%, 09/15/36	7,802
9,927	7.00%, 09/15/36	11,616
7,282	7.00%, 09/15/36	8,500
9,882	7.00%, 09/15/36	11,603
4,915	7.00%, 10/15/36	5,735
11,232	7.00%, 10/15/36	13,190
2,906	7.50%, 01/15/23	3,381
4,064	7.50%, 07/15/23	4,727
2,666	7.50%, 09/15/23	3,101
9,097	7.50%, 09/15/23	10,581
8,049	7.50%, 10/15/23	9,362
24,130	7.50%, 12/15/23	28,068
1,961	7.50%, 01/15/28	2,299
8,056	7.50%, 03/15/28	9,443
574	7.50%, 11/15/31	677
4,172	7.50%, 10/15/33	4,931
445	8.00%, 12/15/29	529
954	8.00%, 02/15/30	1,135
24,599	9.00%, 11/15/16	27,658
5,265	9.00%, 01/15/17	5,979
4,265	9.00%, 11/15/17	4,799
1,231	9.00%, 11/15/17	1,385
1,634	9.00%, 12/15/21	1,919

	Total Agency Mortgage Backed
	(Cost $33,057,619)	33,904,678

Principal Amount ($)		Value ($)

ASSET BACKED - 0.4%

	Bear Stearns Asset Backed Securities Trust
	(Series 2003-ABF1) (Class A)
7,382	0.60%, 01/25/34(b)(f)	5,367
	Chase Funding Mortgage Loan Asset-Backed Certificates
	(Series 2003-6) (Class 1B)
25,663	5.75%, 11/25/34(b)(f)	10,962
	Citicorp Residential Mortgage Securities, Inc.
	(Series 2006-2) (Class A5)
110,000	6.04%, 09/25/36(g)	90,262
	Countrywide Asset-Backed Certificates
	(Series 2002-1) (Class A)
16,745	0.78%, 08/25/32(b)(f)	10,172
	(Series 2003-BC2) (Class 2A1)
1,457	0.82%, 06/25/33(b)(f)	1,279
	(Series 2003-BC1) (Class A1)
81,106	1.02%, 03/25/33(b)	59,477
	(Series 2002-6) (Class AV1)
2,643	1.08%, 05/25/33(b)	2,044
	Mid-State Trust
	(Series 6) (Class A3)
9,985	7.54%, 07/01/35(f)	9,975
	Popular ABS Mortgage Pass-Through Trust
	(Series 2005-5) (Class AF4)
100,000	5.30%, 11/25/35(g)	80,244
	Residential Asset Mortgage Products, Inc.
	(Series 2002-RS3) (Class AII1)
14,310	0.82%, 06/25/32(b)(f)	11,199
	Residential Asset Securities Corp.
	(Series 2002-KS4) (Class AIIB)
5,212	0.72%, 07/25/32(b)(f)	2,978
	(Series 2003-KS4) (Class AIIB)
22,186	0.77%, 06/25/33(b)(f)	11,019
	Saxon Asset Securities Trust
	(Series 2004-2) (Class AF3)
92,301	5.23%, 08/25/35(b)	88,046

	Total Asset Backed
	(Cost $447,269)	383,024

CORPORATE NOTES - 29.7%

AUTOMOBILE MANUFACTURERS - 0.2%

	Chrysler Group LLC/CG Co-Issuer, Inc.
200,000	8.00%, 06/15/19(h)	157,000

AUTOMOBILES & COMPONENTS - 0.2%

	American Axle & Manufacturing, Inc.
98,000	7.88%, 03/01/17(h)	92,610
	Visteon Corp.
96,000	6.75%, 04/15/19(h)	86,880

		179,490

BANKS - 1.8%

	Banco de Credito del Peru
58,000	4.75%, 03/16/16(h)	56,550

See accompanying Notes to Financial Statements | 85

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

BANKS — (continued)

	Banco do Brasil SA
200,000	5.88%, 01/26/22(h)	192,500
	Banco Mercantil del Norte SA
24,000	6.14%, 10/13/16(b)	23,820
	BanColombia SA
111,000	5.95%, 06/03/21(h)	108,502
20,000	6.13%, 07/26/20	19,775
	Bombardier, Inc.
88,000	7.75%, 03/15/20(h)	94,160
	Central American Bank for Economic Integration
140,000	5.38%, 09/24/14(h)	150,886
	European Investment Bank
300,000	4.88%, 01/17/17	351,871
	First Horizon National Corp.
170,000	5.38%, 12/15/15	172,225
	Huntington Bancshares, Inc.
45,000	7.00%, 12/15/20	51,021
	ING Bank NV
209,000	4.00%, 03/15/16(h)	210,495
	Kreditanstalt fuer Wiederaufbau
232,000	3.50%, 03/10/14	247,959
31,000	4.50%, 07/16/18	36,475
	National Agricultural Cooperative Federation
38,000	4.25%, 01/28/16(h)	38,414

		1,754,653

CAPITAL GOODS - 1.3%

	Amsted Industries, Inc.
116,000	8.13%, 03/15/18(h)	120,640
	Cargill, Inc.
240,000	5.20%, 01/22/13(h)	252,809
96,000	6.00%, 11/27/17(h)	113,599
	Case New Holland, Inc.
58,000	7.88%, 12/01/17	62,060
	Caterpillar, Inc.
166,000	3.90%, 05/27/21	179,395
	Danaher Corp.
110,000	2.30%, 06/23/16	112,812
22,000	3.90%, 06/23/21	23,710
	Lockheed Martin Corp.
108,000	3.35%, 09/15/21	107,158
108,000	4.85%, 09/15/41	114,088
	Textron, Inc.
152,000	6.20%, 03/15/15	163,401

		1,249,672

COMMERCIAL & PROFESSIONAL SERVICES - 0.2%

	Republic Services, Inc.
104,000	5.25%, 11/15/21	116,809
69,000	5.70%, 05/15/41	78,459

		195,268

CONSUMER DURABLES & APPAREL - 0.4%

	Hanesbrands, Inc.
210,000	6.38%, 12/15/20	204,750

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

CONSUMER DURABLES &

APPAREL — (continued)

	Levi Strauss & Co.
200,000	7.63%, 05/15/20	187,000

		391,750

CONSUMER SERVICES - 0.4%

	CityCenter Holdings LLC
96,000	7.63%, 01/15/16(h)	90,720
	Vail Resorts, Inc.
189,000	6.50%, 05/01/19(h)	187,110
	Wynn Las Vegas LLC
125,000	7.88%, 05/01/20	131,562

		409,392

DIVERSIFIED FINANCIAL SERVICES - 0.6%

	HSBC Finance Corp.
437,000	6.68%, 01/15/21(h)	430,225
	Woodside Finance, Ltd.
189,000	4.50%, 11/10/14(h)	200,816

		631,041

DIVERSIFIED FINANCIALS - 4.3%

	Bank of America Corp.
220,000	3.75%, 07/12/16	200,372
500,000	5.42%, 03/15/17	434,875
125,000	5.63%, 07/01/20	115,326
110,000	6.50%, 08/01/16	109,347
	Citigroup, Inc.
337,000	5.00%, 09/15/14	330,739
	Credit Suisse AG
200,000	2.60%, 05/27/16(h)	206,131
	Dolphin Subsidiary II, Inc.
96,000	7.25%, 10/15/21(h)	93,360
	Goldman Sachs Capital I
88,000	6.35%, 02/15/34	79,915
	Goldman Sachs Group, Inc. (The)
166,000	3.63%, 02/07/16	161,774
129,000	3.70%, 08/01/15	126,413
516,000	5.25%, 07/27/21	510,006
81,000	5.95%, 01/18/18	83,501
138,000	6.00%, 06/15/20	142,195
69,000	6.15%, 04/01/18	71,598
112,000	6.75%, 10/01/37	102,749
	JPMorgan Chase & Co.
163,000	4.35%, 08/15/21	165,041
52,000	5.13%, 09/15/14	54,801
109,000	5.60%, 07/15/41	114,282
	Merrill Lynch & Co., Inc.
209,000	6.88%, 04/25/18	209,348
	Morgan Stanley
8,000	3.80%, 04/29/16	7,383
271,000	5.50%, 07/28/21	251,479
208,000	5.75%, 01/25/21	191,709
100,000	6.00%, 04/28/15	99,606
	Susser Holdings LLC
166,000	8.50%, 05/15/16	173,678
	UBS AG
109,000	5.88%, 07/15/16	112,379

		4,148,007

86 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

ENERGY - 4.3%

	Alpha Natural Resources, Inc.
97,000	6.00%, 06/01/19	90,938
	Anadarko Petroleum Corp.
54,000	5.95%, 09/15/16	59,129
224,000	6.20%, 03/15/40	233,995
33,000	6.45%, 09/15/36	35,018
131,000	6.95%, 06/15/19	152,194
	Arch Coal, Inc.
97,000	7.00%, 06/15/19(h)	92,635
	Baker Hughes, Inc.
218,000	3.20%, 08/15/21(h)	220,150
	BP Capital Markets PLC
57,000	3.13%, 10/01/15	58,952
57,000	4.50%, 10/01/20	61,853
	Chesapeake Energy Corp.
90,000	6.13%, 02/15/21	91,125
	Chesapeake Midstream Partners LP
135,000	5.88%, 04/15/21(h)	128,925
	Denbury Resources, Inc.
83,000	6.38%, 08/15/21	80,925
112,000	8.25%, 02/15/20	118,160
	Devon Energy Corp.
109,000	5.60%, 07/15/41	126,138
	El Paso Pipeline Partners Operating Co. LLC
87,000	5.00%, 10/01/21	87,587
	Energy Transfer Equity LP
73,000	7.50%, 10/15/20	75,372
	Energy Transfer Partners LP
77,000	6.70%, 07/01/18	86,305
	Forest Oil Corp.
134,000	7.25%, 06/15/19	132,660
	Kinder Morgan Energy Partners LP
108,000	5.80%, 03/01/21	120,747
	Korea National Oil Corp.
100,000	5.38%, 07/30/14(h)	106,303
	Linn Energy LLC
79,000	8.63%, 04/15/20	81,765
	NAK Naftogaz Ukraine
100,000	9.50%, 09/30/14	96,000
	Newfield Exploration Co.
134,000	5.75%, 01/30/22	132,828
	Noble Holding International, Ltd.
167,000	3.05%, 03/01/16	172,054
	Occidental Petroleum Corp.
109,000	1.75%, 02/15/17	108,318
109,000	3.13%, 02/15/22	109,207
	ONEOK Partners LP
117,000	6.13%, 02/01/41	129,868
	Pacific Rubiales Energy Corp.
100,000	8.75%, 11/10/16(h)	108,250
	Pemex Project Funding Master Trust
10,000	6.63%, 06/15/35	10,825
30,000	6.63%, 06/15/38	32,550
	Petrobras International Finance Co.
101,000	3.88%, 01/27/16	101,202
	Petroleos Mexicanos
40,000	6.00%, 03/05/20	44,160

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

ENERGY — (continued)

20,000	8.00%, 05/03/19	24,600
	Pioneer Natural Resources Co.
229,000	7.50%, 01/15/20	258,190
	Plains All American Pipeline LP
118,000	3.95%, 09/15/15	124,283
	Range Resources Corp.
96,000	5.75%, 06/01/21	100,080
	Schlumberger Investment SA
108,000	3.30%, 09/14/21(h)	108,335
	Schlumberger Norge A/S
54,000	1.95%, 09/14/16(h)	53,765
	Sunoco Logistics Partners Operations LP
108,000	4.65%, 02/15/22	106,655
	TNK-BP Finance SA
25,000	7.25%, 02/02/20(h)	25,312
	Williams Partners LP
27,000	4.13%, 11/15/20	26,841

		4,114,199

FOOD & STAPLES RETAILING - 0.4%

	CVS Caremark Corp.
61,000	3.25%, 05/18/15	64,254
58,000	5.75%, 06/01/17	66,651
	Ingles Markets, Inc.
264,000	8.88%, 05/15/17	277,860

		408,765

FOOD, BEVERAGE & TOBACCO - 1.8%

	Alliance One International, Inc.
155,000	10.00%, 07/15/16	128,650
	Anheuser-Busch InBev Worldwide, Inc.
172,000	3.63%, 04/15/15	184,310
156,000	5.38%, 11/15/14(h)	174,441
	Archer-Daniels-Midland Co.
204,000	5.77%, 03/01/41	256,602
	Coca-Cola Co. (The)
239,000	3.30%, 09/01/21(h)	249,835
	Kraft Foods, Inc.
114,000	4.13%, 02/09/16	121,516
176,000	5.38%, 02/10/20	199,523
57,000	6.50%, 02/09/40	69,927
	Lorillard Tobacco Co.
108,000	3.50%, 08/04/16	108,268
100,000	7.00%, 08/04/41	106,470
	Philip Morris International, Inc.
111,000	2.50%, 05/16/16	114,559

		1,714,101

HEALTH CARE EQUIPMENT & SERVICES - 1.0%

	DaVita, Inc.
96,000	6.38%, 11/01/18	92,400
	Dentsply International, Inc.
109,000	2.75%, 08/15/16	109,875
109,000	4.13%, 08/15/21	114,221
	Fresenius Medical Care US Finance, Inc.
86,000	5.75%, 02/15/21(h)	83,420
	HCA, Inc.
114,000	6.50%, 02/15/20	111,720

See accompanying Notes to Financial Statements | 87

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

HEALTH CARE EQUIPMENT & SERVICES — (continued)

96,000	7.50%, 02/15/22	88,800
	Healthsouth Corp.
96,000	7.75%, 09/15/22	87,600
	Roche Holdings, Inc.
18,000	6.00%, 03/01/19(h)	22,026
	UnitedHealth Group, Inc.
86,000	5.80%, 03/15/36	100,005
	Wellpoint, Inc.
54,000	2.38%, 02/15/17	53,467
109,000	3.70%, 08/15/21	109,852

		973,386

HOUSEHOLD & PERSONAL PRODUCTS - 0.2%

	Procter & Gamble Co. (The)
109,000	1.45%, 08/15/16	109,137
	Reynolds Group Issuer, Inc.
100,000	7.75%, 10/15/16(h)	100,750

		209,887

INSURANCE - 1.1%

	American International Group, Inc.
168,000	5.85%, 01/16/18	166,870
	AON Corp.
133,000	3.13%, 05/27/16	133,180
	Nationwide Mutual Insurance Co.
49,000	7.88%, 04/01/33(h)	51,621
22,000	9.38%, 08/15/39(h)	25,699
	Protective Life Corp.
189,000	8.45%, 10/15/39	218,943
	Prudential Financial, Inc.
111,000	3.00%, 05/12/16	108,736
72,000	5.40%, 06/13/35	67,300
	Willis Group Holdings PLC
110,000	4.13%, 03/15/16	111,929
	XL Group PLC
105,000	6.50%, 12/29/49(b)	83,475
	Xl Group, Ltd.
108,000	5.75%, 10/01/21	107,893

		1,075,646

MATERIALS - 1.5%

	ArcelorMittal
165,000	5.50%, 03/01/21	148,111
184,000	6.75%, 03/01/41	159,476
	Boise Paper Holdings LLC
93,000	8.00%, 04/01/20	94,744
	Corp Nacional del Cobre de Chile
113,000	3.75%, 11/04/20(h)	112,900
22,000	5.63%, 09/21/35(h)	25,017
	FMG Resources (August 2006) Pty, Ltd.
96,000	7.00%, 11/01/15(h)	89,760
	Georgia-Pacific LLC
120,000	5.40%, 11/01/20(h)	122,296
	Inversiones CMPC SA
20,000	4.75%, 01/19/18(h)	20,318
	Lyondell Chemical Co.
100,000	8.00%, 11/01/17(h)	108,250

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

MATERIALS — (continued)

	Novelis, Inc.
112,000	8.38%, 12/15/17	111,440
	Solutia, Inc.
87,000	7.88%, 03/15/20	92,002
	Southern Copper Corp.
115,000	5.38%, 04/16/20	118,450
35,000	6.75%, 04/16/40	34,738
	Xstrata Finance Canada, Ltd.
171,325	5.80%, 11/15/16(h)	188,578

		1,426,080

MEDIA - 1.7%

	CCO Holdings LLC
56,000	7.88%, 04/30/18	57,260
106,000	8.13%, 04/30/20	110,770
	Cinemark USA, Inc.
78,000	7.38%, 06/15/21	74,100
	DIRECTV Holdings LLC
113,000	3.55%, 03/15/15	117,945
50,000	4.75%, 10/01/14	54,208
	Globo Comunicacao e Participacoes SA
100,000	6.25%, 07/20/49(g)(h)	102,750
	News America, Inc.
87,000	6.65%, 11/15/37	95,939
	Time Warner Cable, Inc.
81,000	4.00%, 09/01/21	79,376
135,000	5.50%, 09/01/41	133,920
357,000	6.75%, 07/01/18	415,999
	Time Warner, Inc.
212,000	3.15%, 07/15/15	219,469
154,000	5.88%, 11/15/16	174,261

		1,635,997

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.1%

	Agilent Technologies, Inc.
108,000	5.50%, 09/14/15	118,289
	Allergan, Inc.
221,000	3.38%, 09/15/20	227,404
	Amgen, Inc.
77,000	2.30%, 06/15/16	78,925
107,000	4.10%, 06/15/21	115,404
84,000	5.65%, 06/15/42	101,991
	Mylan, Inc.
149,000	7.88%, 07/15/20(h)	156,450
	Teva Pharmaceutical Finance II BV
232,000	3.00%, 06/15/15	243,407

		1,041,870

REAL ESTATE - 0.3%

	Duke Realty LP
56,000	6.50%, 01/15/18	60,276
	HCP, Inc.
96,000	6.00%, 01/30/17	101,192
	Host Hotels & Resorts LP
96,000	6.00%, 11/01/20	93,840

		255,308

RETAILING - 0.2%

	QVC, Inc.
142,000	7.50%, 10/01/19(h)	151,940

88 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%

	Advanced Micro Devices, Inc.
96,000	7.75%, 08/01/20	94,560
	Texas Instruments, Inc.
276,000	2.38%, 05/16/16	283,328

		377,888

TECHNOLOGY HARDWARE & EQUIPMENT - 0.7%

	EH Holding Corp.
154,000	6.50%, 06/15/19(h)	148,995
	Hewlett-Packard Co.
108,000	3.00%, 09/15/16	109,025
275,000	4.30%, 06/01/21	278,176
108,000	6.00%, 09/15/41	114,317
	Seagate HDD Cayman
64,000	7.75%, 12/15/18(h)	63,040

		713,553

TELECOMMUNICATION SERVICES - 2.5%

	America Movil SAB de CV
100,000	6.13%, 03/30/40	105,000
	AT&T, Inc.
88,000	2.95%, 05/15/16	90,905
76,000	3.88%, 08/15/21	78,339
65,000	5.55%, 08/15/41	70,244
54,000	5.60%, 05/15/18	62,526
136,000	6.40%, 05/15/38	158,388
179,000	6.70%, 11/15/13	198,946
	CenturyLink, Inc.
109,000	5.15%, 06/15/17	102,458
77,000	6.88%, 01/15/28	66,824
	Cincinnati Bell, Inc.
210,000	8.25%, 10/15/17	204,750
	Crown Castle Towers LLC
110,000	4.88%, 08/15/20(h)	114,693
10,000	6.11%, 01/15/20(h)	11,259
	France Telecom SA
108,000	2.75%, 09/14/16	107,292
108,000	4.13%, 09/14/21	107,579
	Frontier Communications Corp.
193,000	7.13%, 03/15/19(h)	184,798
	MetroPCS Wireless, Inc.
38,000	6.63%, 11/15/20	33,535
	Nextel Communications, Inc.
152,000	6.88%, 10/31/13	148,580
	PAETEC Holding Corp.
156,000	8.88%, 06/30/17	164,580
	Verizon Communications, Inc.
102,000	5.50%, 02/15/18	118,438
	Windstream Corp.
97,000	7.75%, 10/01/21(h)	94,090
161,000	7.88%, 11/01/17	163,818

		2,387,042

TRANSPORTATION - 0.1%

	Air Jamaica, Ltd.
5,714	9.38%, 07/08/15	5,943
	RailAmerica, Inc.
57,000	9.25%, 07/01/17	61,988

		67,931

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

UTILITIES - 3.0%

	AES Corp. (The)
112,000	8.00%, 10/15/17(h)	113,120
	AES El Salvador Trust
100,000	6.75%, 02/01/16(h)	98,500
	AES Gener SA
10,000	5.25%, 08/15/21(h)	9,730
	AES Panama SA
60,000	6.35%, 12/21/16(h)	64,800
	Arizona Public Service Co.
95,000	6.25%, 08/01/16	109,809
	Calpine Corp.
24,000	7.25%, 10/15/17(h)	23,280
	Capex SA
19,000	10.00%, 03/10/18(h)	15,770
	Consolidated Edison Co. of New York, Inc.
11,000	5.85%, 04/01/18	13,302
121,000	6.65%, 04/01/19	152,247
	Dominion Resources, Inc.
76,000	1.95%, 08/15/16	75,744
43,000	4.90%, 08/01/41	44,687
	Exelon Corp.
117,000	4.90%, 06/15/15	126,747
	Great Plains Energy, Inc.
111,000	4.88%, 06/01/21	117,096
	Majapahit Holding BV
100,000	7.25%, 10/17/11(h)	100,125
100,000	7.75%, 10/17/16(h)	111,375
	Midamerican Energy Holdings Co.
9,000	6.13%, 04/01/36	10,817
	NextEra Energy Capital Holdings, Inc.
230,000	2.60%, 09/01/15	233,224
	Nisource Finance Corp.
100,000	6.13%, 03/01/22	113,531
	NRG Energy, Inc.
38,000	7.63%, 01/15/18(h)	35,530
430,000	7.63%, 05/15/19(h)	393,450
	Oglethorpe Power Corp.
57,000	5.38%, 11/01/40	64,890
	Pacific Gas & Electric Co.
60,000	5.80%, 03/01/37	69,972
89,000	6.05%, 03/01/34	106,573
	PacifiCorp
400,000	6.00%, 01/15/39	506,666
6,000	6.25%, 10/15/37	7,794
	Potomac Edison Co. (The)
112,000	5.35%, 11/15/14	122,575

		2,841,354

	Total Corporate Notes
	(Cost $28,118,578)	28,511,220

MUNICIPAL BONDS AND NOTES - 0.7%

	Municipal Electric Authority of Georgia
253,000	6.64%, 04/01/57	270,589
	New Jersey State Turnpike Authority
55,000	7.10%, 01/01/41	73,683
80,000	7.41%, 01/01/40	110,287

See accompanying Notes to Financial Statements | 89

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

MUNICIPAL BONDS AND NOTES — (continued)

	New Jersey Transportation Trust Fund Authority
50,000	6.88%, 12/15/39	56,092
	South Carolina State Public Service Authority
55,000	6.45%, 01/01/50	73,521
	State of California, GO
75,000	5.70%, 11/01/21	81,399

	Total Municipal Bonds and Notes
	(Cost $585,946)	665,571

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES - 6.9%

	Banc of America Commercial Mortgage, Inc.
	(Series 2005-6) (Class A4)
150,000	5.37%, 09/10/47(b)	165,643
	(Series 2006-4) (Class A4)
110,000	5.63%, 07/10/46	119,438
	(Series 2006-4) (Class AM)
110,000	5.68%, 07/10/46	103,010
	(Series 2006-4) (Class B)
100,000	5.73%, 07/10/46(b)	57,403
	(Series 2006-3) (Class A4)
520,000	5.89%, 07/10/44(b)	562,410
	(Series 2007-4) (Class A4)
300,000	5.92%, 02/10/51(b)	317,011
	(Series 2007-4) (Class AM)
170,000	5.98%, 02/10/51(b)	151,921
	(Series 2008-1) (Class A4)
100,000	6.39%, 02/10/51(b)	110,391
	(Series 2008-1) (Class AM)
130,000	6.44%, 02/10/51(b)	120,077
	Bear Stearns Commercial Mortgage Securities
	(Series 2005-T18) (Class A4)
100,000	4.93%, 02/13/42	108,202
	(Series 2006-PW11) (Class A2)
93,396	5.40%, 03/11/39(b)	93,333
	(Series 2006-T22) (Class AM)
110,000	5.53%, 04/12/38(b)	107,895
	(Series 2007-PW16) (Class AJ)
110,000	5.72%, 06/11/40(b)	74,038
	(Series 2006-PW12) (Class AM)
120,000	5.76%, 09/11/38(b)	115,706
	(Series 2007-T28) (Class D)
40,000	6.16%, 09/11/42(b)(f)(h)	27,913
	Commercial Mortgage Pass Through Certificates
	(Series 2005-LP5) (Class A4)
60,000	4.98%, 05/10/43(b)	64,778
	(Series 2006-C7) (Class AM)
20,000	5.97%, 06/10/46(b)	19,146
	Credit Suisse Mortgage Capital Certificates
	(Series 2006-C1) (Class C)
200,000	5.42%, 02/15/39(b)	155,502

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)

	DBUBS Mortgage Trust
	(Series 2011-LC1A) (Class F)
100,000	5.58%, 11/10/46(b)(h)	65,037
	Extended Stay America Trust
	(Series 2010-ESHA) (Class D)
200,000	5.50%, 11/05/27(h)	188,701
	GS Mortgage Securities Corp.
60,000	5.73%, 03/10/21	44,176
	GS Mortgage Securities Corp. II
	(Series 2011-GC5) (Class A2)
110,000	3.04%, 08/10/44(b)	111,097
	JP Morgan Chase Commercial Mortgage Securities Corp.
	(Series 2005-LDP1) (Class A4)
50,000	5.04%, 03/15/46(b)	53,782
	(Series 2005-CB11) (Class A4)
610,000	5.34%, 08/12/37(b)	661,989
	(Series 2006-LDP8) (Class AM)
250,000	5.44%, 05/15/45	242,329
	(Series 2007-CB18) (Class A4)
370,000	5.44%, 06/12/47	385,804
	(Series 2006-LDP6) (Class B)
80,000	5.52%, 04/15/43(b)	55,447
	(Series 2007-CB20) (Class A4)
70,000	5.79%, 02/12/51(b)	75,788
	(Series 2007-CB20) (Class AM)
110,000	5.89%, 02/12/51(b)	98,903
	(Series 2007-CB20) (Class F)
60,000	6.19%, 02/12/51(b)(f)(h)	18,137
	LB-UBS Commercial Mortgage Trust
	(Series 2005-C5) (Class A4)
120,000	4.95%, 09/15/30	130,103
	(Series 2006-C1) (Class A4)
120,000	5.16%, 02/15/31	130,151
	(Series 2008-C1) (Class AM)
80,000	6.15%, 04/15/41(b)	71,773
	(Series 2008-C1) (Class A2)
290,000	6.15%, 04/15/41(b)	318,422
	(Series 2008-C1) (Class AJ)
50,000	6.15%, 04/15/41(b)	34,686
	Merrill Lynch Mortgage Trust
	(Series 2006-C1) (Class AJ)
137,500	5.67%, 05/12/39(b)	110,605
	(Series 2006-C1) (Class B)
125,000	5.67%, 05/12/39(b)	85,015
	Morgan Stanley Capital I
	(Series 2006-T21) (Class A4)
150,000	5.16%, 10/12/52(b)	162,658
	(Series 2007-HQ11) (Class AM)
170,000	5.48%, 02/12/44(b)	146,377
	(Series 2007-IQ16) (Class A2)
90,000	5.62%, 12/12/49	91,524
	(Series 2006-IQ11) (Class B)
100,000	5.73%, 10/15/42(b)	82,440
	(Series 2006-IQ11) (Class C)
131,000	5.73%, 10/15/42(b)	105,220
	(Series 2007-IQ16) (Class A4)
250,000	5.81%, 12/12/49	269,616
	(Series 2006-T23) (Class A4)
50,000	5.82%, 08/12/41(b)	56,414

90 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)

	(Series 2008-T29) (Class AM)
120,000	6.28%, 01/11/43(b)	115,601
	Vornado DP LLC
	(Series 2010-VNO) (Class D)
50,000	6.36%, 09/13/28(h)	45,450
	Wachovia Bank Commercial Mortgage Trust
	(Series 2006-C23) (Class AM)
120,000	5.47%, 01/15/45(b)	117,509
	(Series 2006-C26) (Class B)
80,000	6.03%, 06/15/45(b)	51,757

	Total Non-Agency Collateralized Mortgage Backed Securities
	(Cost $6,583,191)	6,600,328

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%

	Banc of America Mortgage Securities, Inc.
	(Series 2006-A) (Class B1)
55,862	4.62%, 02/25/36(b)(f)	1,794
	(Series 2005-L) (Class B1)
40,805	4.88%, 01/25/36(b)(f)	367
	Collateralized Mortgage Obligation Trust
	(Series 55) (Class B)
2,012	0.00%, 11/01/18(c)(f)	1,980
	Countrywide Asset-Backed Certificates
	(Series 2005-IM1) (Class A2)
265,551	0.50%, 11/25/35(b)	244,850
	Credit Suisse First Boston Mortgage Securities Corp.
	(Series 2005-9) (Class CB1)
100,629	5.33%, 10/25/35(b)(f)	8,659
	Credit Suisse Mortgage Capital Certificates
	(Series 2006-1) (Class CB1)
72,554	5.63%, 02/25/36(b)(f)	2,730
	Impac CMB Trust
	(Series 2005-7) (Class A1)
718,564	0.45%, 11/25/35(b)	368,579
	Indymac INDA Mortgage Loan Trust
	(Series 2005-AR2) (Class B1)
13,281	4.57%, 01/25/36(b)(f)	65
	Interstar Millennium Trust
9,336	0.70%, 03/14/36(b)	8,716
	MASTR Alternative Loans Trust
	(Series 2003-5) (Class 15AX)
71,276	5.00%, 08/25/18(a)(f)	7,418
	Residential Funding Mortgage Securities I
	(Series 2006-S1) (Class M1)
49,660	5.75%, 01/25/36(f)	—
	Wells Fargo Mortgage Backed Securities Trust
	(Series 2005-17) (Class B1)
68,612	5.50%, 01/25/36(f)	1

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

	(Series 2006-3) (Class B1)
217,834	5.50%, 03/25/36(f)	21,976

	Total Non-Agency Collateralized Mortgage Obligations
	(Cost $1,602,310)	667,135

SOVEREIGN BONDS - 2.5%

	Argentina Bonos
99,600	0.47%, 08/03/12(b)	11,798
	Argentine Republic Government International Bond
24,965	2.50%, 12/31/38(g)	8,488
26,309	8.28%, 12/31/33	17,495
	Belize Government International Bond
10,000	6.00%, 02/20/29(g)(h)	6,150
65,100	6.00%, 02/20/29(g)	40,037
	Brazilian Government International Bond
100,000	5.63%, 01/07/41	108,250
23,000	8.25%, 01/20/34	32,430
	Chile Government International Bond
100,000	3.25%, 09/14/21	97,750
	Colombia Government International Bond
100,000	6.13%, 01/18/41	113,800
	Costa Rica Government International Bond
24,000	10.00%, 08/01/20(h)	32,580
	El Salvador Government International Bond
40,000	7.65%, 06/15/35(h)	39,300
	Georgia Government International Bond
300,000	6.88%, 04/12/21(h)	288,000
	Grenada Government International Bond
45,800	2.50%, 09/15/25(g)(h)	27,480
	Hungary Government International Bond
39,000	6.38%, 03/29/21	38,142
58,000	7.63%, 03/29/41	56,840
	Korea Development Bank
172,000	3.25%, 03/09/16	166,667
	Korea National Oil Corp.
137,000	2.88%, 11/09/15(h)	133,181
	Lebanon Government International Bond
7,800	4.00%, 12/31/17	7,664
20,000	5.15%, 11/12/18	19,826
20,000	6.10%, 10/04/22	20,050
	Mexico Government International Bond
33,000	5.13%, 01/15/20	35,888
20,000	5.75%, 10/12/10TBA(e)(i)	19,800
18,000	6.05%, 01/11/40	20,430
	Panama Government International Bond
61,000	6.70%, 01/26/36	74,115

See accompanying Notes to Financial Statements | 91

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

SOVEREIGN BONDS — (continued)

	Peruvian Government International Bond
71,000	6.55%, 03/14/37	82,715
	Poland Government International Bond
19,000	5.13%, 04/21/21	19,000
13,000	6.38%, 07/15/19	14,332
	Province of Manitoba Canada
65,000	4.90%, 12/06/16	75,871
	Republic of Serbia
200,000	7.25%, 09/28/21(h)	196,526
	Russian Foreign Bond — Eurobond
100,000	5.00%, 04/29/20(h)	98,500
	Turkey Government International Bond
100,000	5.63%, 03/30/21	102,750
200,000	6.00%, 01/14/41	191,500
	Ukraine Government International Bond
200,000	6.25%, 06/17/16(h)	178,250
	Uruguay Government International Bond
37,560	6.88%, 09/28/25	44,321
	Venezuela Government International Bond
25,000	10.75%, 09/19/13	24,688
	Vietnam Government International Bond
7,826	1.27%, 03/12/16(b)	7,005

	Total Sovereign Bonds
	(Cost $2,453,539)	2,451,619

U.S. TREASURIES — 14.7%

	U.S. Treasury Bonds
2,680,600	3.75%, 08/15/41	3,121,226
2,562,100	4.38%, 05/15/41	3,310,325
	U.S. Treasury Notes
1,237,000	0.13%, 08/31/13	1,234,150
866,400	0.38%, 06/30/13	868,433
98,400	0.63%, 12/31/12	98,934
4,330,500	1.00%, 08/31/16(j)	4,342,002
1,115,000	2.13%, 08/15/21	1,134,866

	Total U.S. Treasuries
	(Cost $13,731,685)	14,109,936

	Total Bonds & Notes
	(Cost $89,074,386)	90,033,155

Shares		Value ($)

Other Investments — 0.3%

331,191	GEI Investment Fund(k)	321,255

	Total Other Investments (Cost $331,191)	321,255

Registered Investment Company — 17.7%
	Federated Prime Obligations
16,947,119	Fund(j)	16,947,119

	Total Registered Investment Company (Cost $16,947,119)	16,947,119

Total Investments — 111.7%		107,301,529

(Cost $106,352,696)
Liabilities in Excess of Other Assets — (11.7)%		(11,219,191)

Net Assets — 100.0%		96,082,338

(a)	Interest only security. These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of prinicpal on the pool reduce the value the “interest only” holding.

(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2011.

(c)	Principal only security. These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(d)	Zero coupon bond. Coupon amount represents effective yield to maturity.

(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(f)	Illiquid securities. At September 30, 2011, these securities amounted to $153,991 or 0.2% of net assets. These securities have been determined to be illiquid using procedures established by the Board of Trustees. (unaudited)

(g)	Step coupon bond. Security becomes interest bearing at a future date.

(h)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2011, these securities amounted to $8,440,893 or 8.8% of net assets.

(i)	The actual maturity date of this security is 10/12/2110.

(j)	At September 30, 2011, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.

(k)	The security, a private fund, is affiliated with GEAM, the Fund’s sub-adviser.

REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Security
TBA	To be announced

92 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Fixed Income Fund

The Fund had the following futures contracts open at September 30, 2011:

		Number		Unrealized
	Expiration	of	Notional	Appreciation
Description	Date	Contracts	Value	(Depreciation)

Long Futures:
2 Yr. U.S. Treasury Notes Futures	December 2011	38	$8,367,719	$(9,906)
5 Yr. U.S. Treasury Notes Futures	December 2011	35	4,286,953	(245)
Long U.S. Treasury Bond Futures	December 2011	8	1,141,000	52,541

				42,390

Short Futures:
10 Yr. U.S. Treasury Notes Futures	December 2011	48	6,244,500	(23,835)
Ultra Long U.S. Treasury Bond Futures	December 2011	23	3,648,375	(348,400)

				(372,235)

				$(329,845)

See accompanying Notes to Financial Statements | 93

INVESTMENT PORTFOLIO

As of September 30, 2011	Highland Money Market Fund II

		Amortized
Principal Amount ($)		Cost ($)
Short-Term Investments - 97.3%
CERTIFICATES OF DEPOSIT - 30.6%
	Abbey National Treasury Services PLC
2,200,000	0.40%, 11/02/11	2,200,000
	Bank of Montreal
1,800,000	0.18%, 10/06/11	1,800,000
	Bank of Nova Scotia
2,050,000	0.18%, 10/14/11	2,050,000
	Barclays Bank PLC, New York
1,700,000	0.26%, 10/04/11	1,700,000
	Credit Agricole SA
2,750,000	0.35%, 11/03/11	2,750,000
	Credit Suisse Group AG
1,550,000	0.23%, 10/13/11	1,550,000
	Deutsche Bank AG
2,800,000	0.20%, 10/17/11	2,800,000
	Lloyds Banking Group PLC
1,400,000	0.31%, 11/09/11	1,400,000
	Royal Bank of Canada, New York
500,000	0.34%, 03/12/12(a)	500,000
	Svenska Handelsbanken AB
2,750,000	0.32%, 12/15/11	2,750,000
	Toronto-Dominion Bank, New York
2,150,000	0.26%, 02/08/12(a)	2,150,000
	Westpac Banking Corp., New York
3,700,000	0.31%, 05/11/12(a)	3,700,000

	Total Certificates of Deposit (Cost $25,350,000)	25,350,000

COMMERCIAL PAPER - 37.6%
	Australia & New Zealand Banking Group Ltd.
850,000	0.10%, 10/03/11(b)(c)	849,995
1,500,000	0.25%, 11/09/11(b)(c)	1,499,594
	Banco Bilbao Vizcaya Argentaria SA
1,350,000	0.57%, 10/11/11(c)	1,349,786
	Caisse d’ Amortissement de la Dette Sociale
1,100,000	0.50%, 12/06/11(c)	1,098,992
	Commonwealth Bank of Australia
2,950,000	0.32%, 05/21/12(a)(c)	2,950,000
	DnB NOR Bank ASA
2,650,000	0.33%, 12/15/11(b)(c)	2,648,178
	HSBC USA, Inc.
1,700,000	0.14%, 10/24/11(c)	1,699,848
	JPMorgan Chase & Co.
2,250,000	0.01%, 10/04/11(c)	2,249,998
	National Australia Bank, Ltd.
2,550,000	0.20%, 10/06/11(c)	2,549,929
	Nordea Bank AB
1,200,000	0.20%, 10/18/11(c)	1,199,890
1,900,000	0.23%, 12/09/11(c)	1,899,162
	Novartis AG
1,600,000	0.07%, 10/05/11(c)	1,599,988
850,000	0.18%, 10/11/11(c)	849,958
	Rabobank Nederland NV
2,000,000	0.32%, 12/07/11(c)	1,998,809
	Royal Bank of Scotland PLC
1,700,000	0.22%, 10/03/11(c)	1,699,979
	Societe Generale SA
2,000,000	0.35%, 10/04/11(c)	1,999,942

		Amortized
Principal Amount ($)		Cost ($)
COMMERCIAL PAPER — (continued)
	Standard Charter PLC
1,650,000	0.30%, 11/14/11(c)	1,649,395
	UBS AG
1,350,000	0.32%, 12/12/11(c)	1,349,136

	Total Commercial Paper (Cost $31,142,579)	31,142,579

CORPORATE NOTES - 3.6%
	JP Morgan Chase & Co.
2,100,000	0.98%, 12/02/11(a)	2,103,019
	KfW
850,000	3.25%, 10/14/11	850,637

	Total Corporate Notes (Cost $2,953,656)	2,953,656

U.S. GOVERNMENT AGENCY AND RELATED - 7.9%
	Federal Home Loan Mortgage Corp. Discount Note
1,750,000	0.01%, 11/17/11(c)	1,749,977
1,100,000	0.08%, 02/27/12(c)	1,099,636
	Federal National Mortgage Assoc. Discount Note
1,550,000	0.10%, 03/14/12(c)	1,549,325
2,100,000	0.13%, 12/01/11(c)	2,099,537

	Total U.S. Government Agency and Related (Cost $6,498,475)	6,498,475

U.S. TREASURIES - 1.3%
	United States Treasury Note
1,100,000	1.13%, 01/15/12	1,103,468

	Total U.S. Treasuries (Cost $1,103,468)	1,103,468

REPURCHASE AGREEMENT - 16.3%
13,500,000	Barclays Capital, Inc. 0.04%, 10/03/11, (Dated 09/30/11, repurchase price of $13,500,045, collateralized by a U.S. Government Obligation, 3.38%, due 06/30/13, value $13,770,102)	13,500,000

	Total Repurchase Agreement (Cost $13,500,000)	13,500,000

	Total Short-Term Investments (Cost $80,548,178)	80,548,178

94 | See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2011	Highland Money Market Fund II

Shares	Value ($)
Registered Investment Company - 3.7%
3,090,507 Federated Prime Obligations Fund .	3,090,507

Total Registered Investment Company
(Cost $3,090,507)	3,090,507

Total Investments - 101.0%	83,638,685

(Cost $83,638,685)
Liabilities in Excess of Other Assets - (1.0)%	(826,762)

Net Assets - 100.0%	82,811,923

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2011.

(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2011, these securities amounted to $4,997,767 or 6.0% of net assets.

(c)	Coupon amount represents effective yield at time of purchase.

See accompanying Notes to Financial Statements | 95

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2011

	Highland	Highland	Highland	Highland
	U.S.	Core Value	Premier	Small-Cap
	Equity	Equity	Growth Equity	Equity
	Fund	Fund	Fund	Fund
	($)	($)	($)	($)
Assets
Investments, at value*	153,846,135	30,936,595	137,615,632	34,279,206
Repurchase Agreement, at value*	—	—	—	—
Restricted Cash (Note 2)	—	—	—	—
Foreign currency**	2,597	—	—	—
Receivable for:
Investments sold	5,999	2,962	8,214,580	15,109
Dividend and interest	121,763	31,596	71,748	32,402
Investment adviser and administrator fees (Note 6)	—	—	—	—
Fund shares sold	3,061	151	79,510	1,660
Prepaid expenses	21,371	13,576	24,652	18,938
Variation margin	—	—	—	—

Total assets	154,000,926	30,984,880	146,006,122	34,347,315

Liabilities
Due to Custodian	—	—	1,892	—
Payable for:
Distributions	—	—	—	—
Investments purchased	974,217	88,957	709,429	54,366
Fund shares redeemed	104,040	48,810	413,075	27,920
Variation margin	7,575	4,545	93,930	—
Investment adviser and administrator fees (Note 6)	53,232	14,633	12,243	28,875
Trustee fees	10,178	2,099	9,789	2,383
Distribution and service fees (Note 6)	33,648	7,602	33,335	9,381
Professional Fees	38,314	15,043	39,278	12,578
Transfer agent fees	9,496	26,702	21,835	19,185
Registration fees	—	—	—	—
Custody fees	6,851	6,147	4,455	10,395
Accrued expenses and other liabilities	32,319	31,783	11,864	14,719

Total liabilities	1,269,870	246,321	1,351,125	179,802

Net Assets	152,731,056	30,738,559	144,654,997	34,167,513

Net Assets Consist of:
Par value (Note 1)	7,259	3,784	7,515	3,440
Paid-in capital	174,381,413	37,264,497	149,584,257	37,842,161
Accumulated net investment income (loss)	1,684,730	323,077	(6,216)	(1,517)
Accumulated net realized gain (loss) from investments, future contracts and foreign currency transactions	(17,572,844)	(5,791,847)	(13,347,495)	(1,534,908)
Net unrealized appreciation (depreciation) on investments, future contracts and translation of assets and liabilities denominated in foreign currency	(5,769,502)	(1,060,952)	8,416,936	(2,141,663)

Net Assets	152,731,056	30,738,559	144,654,997	34,167,513

* Investments and Repurchase Agreement, at cost	159,605,202	31,989,445	129,109,635	36,420,869
** Foreign currency, at cost	2,597	—	—	—
96 | See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Highland Funds II

Highland	Highland	Highland	Highland	Highland	Highland		Highland	Highland
Global	International	Trend	Total	Government	Short-Term	Highland	Fixed	Money
Equity	Equity	Following	Return	Securities	Government	Tax-Exempt	Income	Market
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund II
($)	($)	($)	($)	($)	($)	($)	($)	($)
22,801,521	12,640,857	8,888,894	92,386,640	93,985,642	53,767,103	37,495,484	107,301,529	70,138,685
—	—	—	—	—	—	—	—	13,500,000
—	150,548	—	201,048	—	—	—	—	—
11,947	14,307	—	5,484	—	—	—	—	—
184,245	1,729,157	—	1,348,134	—	—	—	902,194	—
60,665	81,918	6,033	329,900	227,734	144,299	441,022	722,591	30,175
47,534	—	—	1,284	—	—	—	—	54,688
947	1,064	94	948	349	5,610	1,549	43,748	44,022
7,251	6,034	48,688	13,898	17,322	27,968	11,089	13,131	9,711
11,429	—	—	—	9,773	—	—	—	—

23,125,539	14,623,885	8,943,709	94,287,336	94,240,820	53,944,980	37,949,144	108,983,193	83,777,281

—	1,003,879	—	13,480	—	—	—	—	—
—	—	—	—	153	39,625	30,266	47,413	3
122,022	51,352	—	5,616,630	1,004,110	—	—	12,597,299	863,759
22,838	17,745	27,581	62,133	95,293	9,338	59	54,701	15,113
—	8,509	—	69,227	—	6,606	—	47,102	—
—	11,113	10,048	—	30,609	13,416	10,948	27,871	—
1,650	1,181	1,500	5,751	4,987	3,079	2,062	5,251	5,409
5,239	3,472	4,141	24,536	19,503	11,143	8,824	20,222	—
8,384	7,768	2,557	31,301	30,551	9,467	6,992	32,125	32,642
8,315	18,600	3,001	18,529	6,682	—	—	16,384	24,572
—	—	1,036	—	—	—	—	—	—
20,227	62,776	1,063	46,724	3,195	3,517	1,482	13,766	2,972
12,072	19,001	7,567	54,461	20,908	16,207	5,765	38,721	20,888

200,747	1,205,396	58,494	5,942,772	1,215,991	112,398	66,398	12,900,855	965,358

22,924,792	13,418,489	8,885,215	88,344,564	93,024,829	53,832,582	37,882,746	96,082,338	82,811,923

1,357	1,290	847	4,938	9,943	4,637	3,192	7,662	82,829
31,497,056	29,101,685	7,398,914	103,611,732	90,152,589	53,879,510	36,353,785	98,421,058	82,719,679
(8,211)	129,809	—	1,003,132	(10,275)	(173,729)	50,585	(269,643)	(3)
(7,042,835)	(14,321,878)	1,059,636	(12,052,286)	1,693,884	(353,755)	(767,108)	(2,695,699)	9,418

(1,522,575)	(1,492,417)	425,818	(4,222,952)	1,178,688	475,919	2,242,292	618,960	—

22,924,792	13,418,489	8,885,215	88,344,564	93,024,829	53,832,582	37,882,746	96,082,338	82,811,923

24,328,688	14,139,073	8,463,076	96,396,023	92,795,523	53,208,240	35,253,192	106,352,696	83,638,685
12,145	14,593	—	6,061	—	—	—	—	—
See accompanying Notes to Financial Statements. | 97

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2011

	Highland	Highland	Highland	Highland
	U.S.	Core Value	Premier	Small-Cap
	Equity	Equity	Growth Equity	Equity
	Fund	Fund	Fund	Fund
	($)	($)	($)	($)
Class A:
Net assets	145,963,202	29,171,009	109,320,652	31,154,575
Shares outstanding ($0.001 par value; unlimited shares authorized)	6,930,360	3,579,885	5,637,021	3,094,181

Net asset value and offering price per share(a)(b)	21.06	8.15	19.39	10.07

Maximum offering price per share(c)	22.34	8.65	20.57	10.68

Class B:
Net assets	108,736	111,889	210,259	216,175
Shares outstanding ($0.001 par value; unlimited shares authorized)	5,466	14,532	12,517	25,030

Net asset value and offering price per share(a)	19.89	7.70	16.80	8.64

Class C:
Net assets	1,984,778	1,360,635	10,248,211	2,587,264
Shares outstanding ($0.001 par value; unlimited shares authorized)	101,655	179,555	609,168	301,234

Net asset value and offering price per share(a)	19.52	7.58	16.82	8.59

Class R:
Net assets	824	827	170,580	850
Shares outstanding ($0.001 par value; unlimited shares authorized)	39	101	8,874	85

Net asset value, offering and redemption price per share	21.09	8.16	19.22	9.99

Class Y:
Net assets	4,673,516	94,199	24,705,295	208,649
Shares outstanding ($0.001 par value; unlimited shares authorized)	221,806	10,416	1,247,831	19,850

Net asset value, offering and redemption price per share	21.07	9.04	19.80	10.51

Retail Class:
Net assets	—	—	—	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	—	—	—	—

Net asset value, offering and redemption price per share	—	—	—	—

Institutional Class:
Net assets	—	—	—	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	—	—	—	—

Net asset value, offering and redemption price per share	—	—	—	—

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

(b)	Purchases of $1,000,000 or more are subject to a 1.00% CDSC if redeemed within one year of purchase.

(c)	The sales charge is 5.75% for all Funds except for the Government Securities Fund, Tax-Exempt Fund and Fixed Income Fund, which is 4.25% and the Short-Term Government Fund, which is 2.50%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.
98 | See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Highland Funds II

Highland	Highland	Highland	Highland	Highland	Highland		Highland	Highland
Global	International	Trend	Total	Government	Short-Term	Highland	Fixed	Money
Equity	Equity	Following	Return	Securities	Government	Tax-Exempt	Income	Market
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund II
($)	($)	($)	($)	($)	($)	($)	($)	($)
22,812,939	12,057,168	8,885,215	79,573,587	92,414,688	38,971,509	36,024,143	94,078,953	—
1,349,702	1,151,766	846,894	4,412,268	9,878,421	3,353,726	3,036,356	7,502,621	—

16.90	10.47	10.49	18.03	9.36	11.62	11.86	12.54	—

17.93	11.11	11.13	19.13	9.78	11.92	12.39	13.10	—

20,401	48,991	—	349,109	91,942	128,771	4,699	85,013	—
1,349	5,143	—	20,177	9,749	11,099	396	6,780	—

15.12	9.53	—	17.30	9.43	11.60	11.86	12.54	—

90,355	858,950	—	8,182,545	518,199	3,552,273	1,674,763	845,529	—
5,907	90,005	—	491,981	54,628	305,924	141,221	67,338	—

15.30	9.54	—	16.63	9.49	11.61	11.86	12.56	—

775	766	—	881	—	1,007	—	1,058	—
46	73	—	49	—	87	—	84	—

16.93	10.46	—	18.02	—	11.62	—	12.55	—

322	452,614	—	238,442	—	11,179,022	179,141	1,071,785	—
19	42,631	—	13,075	—	965,753	13,965	85,592	—

17.07	10.62	—	18.24	—	11.58	12.83	12.52	—

—	—	—	—	—	—	—	—	74,278,401
—	—	—	—	—	—	—	—	74,301,539

—	—	—	—	—	—	—	—	1.00

—	—	—	—	—	—	—	—	8,533,522
—	—	—	—	—	—	—	—	8,527,375

—	—	—	—	—	—	—	—	1.00

See accompanying Notes to Financial Statements. | 99

STATEMENTS OF OPERATIONS

For the year ended September 30, 2011 (unless otherwise indicated)

	Highland	Highland	Highland	Highland	Highland
	U.S.	Core Value	Premier	Small-Cap	Global
	Equity	Equity	Growth Equity	Equity	Equity
	Fund	Fund	Fund	Fund	Fund
	($)	($)	($)	($)	($)

Investment Income
Income:
Dividends	3,597,547	767,102	1,877,451	530,741	600,139
Interest	—	3,692	84,760	2,175	9,593
Less: Foreign taxes withheld	(4,207)	(1,102)	—	(521)	(52,068)

Total Income	3,593,340	769,692	1,962,211	532,395	557,664

Expenses:
Investment adviser and administrator fees (Note 6)	960,668	210,338	1,124,882	400,549	267,240
Distribution and service fees: (Note 6)
Class A	446,808	90,189	350,332	96,050	75,265
Class B	2,324	1,818	3,718	3,724	380
Class C	27,167	18,033	136,304	31,219	1,221
Class R	21	21	774	23	19
Transfer agent fees	126,036	9,778	107,917	61,709	37,671
Trustees fees (Note 6)	21,841	4,373	20,714	4,983	3,545
Custody fees	41,776	31,996	32,111	67,652	81,496
Accounting services fees	60,751	26,053	57,555	47,518	30,723
Audit fees	61,402	15,584	58,902	20,078	31,085
Legal fees	44,949	4,992	41,054	12,788	9,173
Registration fees	44,138	17,891	49,785	45,005	42,438
Reports to shareholders	50,702	11,170	79,427	30,787	16,366
Chief compliance officer fees	—	—	—	—	—
Others	20,059	4,087	26,823	11,696	1,931

Total expenses before waiver and reimbursement (Note 6)	1,908,642	446,323	2,090,298	833,781	598,553
Less: Expenses waived or borne by the adviser	(6,881)	(1,132)	(69,017)	(2,767)	(64,406)
Less: Expenses reimbursed by the adviser	—	—	—	—	—

Net expenses	1,901,761	445,191	2,021,281	831,014	534,147

Net investment income (loss)	1,691,579	324,501	(59,070)	(298,619)	23,517

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	44,295,158	2,882,603	10,855,500	7,735,380	5,168,401
Future contracts	609,627	(6,306)	(93,425)	202,114	(14,807)
Foreign currency related transactions	1,346	8	—	—	(17,566)
Increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(26,147,404)	(3,496,953)	(4,428,529)	(5,253,566)	(6,193,017)
Future contracts	(167,434)	(24,182)	(87,154)	(32,601)	8,683
Foreign currency related transactions	(32)	—	—	—	(4,991)

Net realized and unrealized gain (loss) on investments	18,591,261	(644,830)	6,246,392	2,651,327	(1,053,297)

Net increase (decrease) in net assets resulting from operations	20,282,840	(320,329)	6,187,322	2,352,708	(1,029,780)

(a)	For the eight months ended September 30,2011 (See Note 9).

(b)	For the year ended January 31, 2011 (See Note 9).
100 | See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

Highland Funds II

Highland	Highland	Highland	Highland	Highland	Highland		Highland	Highland
International	Trend	Trend	Total	Government	Short-Term	Highland	Fixed	Money
Equity	Following	Following	Return	Securities	Government	Tax-Exempt	Income	Market
Fund	Fund(a)	Fund(b)	Fund	Fund	Fund	Fund	Fund	Fund II
($)	($)	($)	($)	($)	($)	($)	($)	($)

622,034	52,293	233,404	1,366,056	5,262	904	536	10,135	986,546
398	—	6,041	1,442,233	1,840,922	1,333,429	1,610,427	3,800,118	26,691
(57,265)	—	—	(72,045)	—	—	—	(2,600)	—

565,167	52,293	239,445	2,736,244	1,846,184	1,334,333	1,610,963	3,807,653	1,013,237

198,993	160,488	463,729	551,729	378,734	182,909	137,161	345,441	958,118
48,460	20,192	59,500	243,002	234,759	108,216	91,301	240,124	—
938	—	—	6,699	1,229	1,739	137	987	—
11,234	—	—	109,610	5,023	48,623	21,170	7,880	—
17	—	—	21	—	22	—	24	—
2,520	17,087	24,129	93,877	60,560	28,100	9,548	16,640	68,071
2,500	4,044	5,378	12,133	10,309	6,472	4,245	10,751	14,372
24,092	6,966	9,887	285,904	23,919	31,719	21,282	83,817	44,979
28,788	16,246	24,983	205,439	42,417	39,430	33,168	108,336	47,613
26,825	11,784	16,049	53,106	30,665	29,173	19,626	38,977	39,324
3,280	8,196	15,002	28,671	26,805	8,777	3,595	13,372	39,476
60,628	13,275	17,405	43,548	31,080	42,973	36,063	12,039	15,853
7,669	9,203	12,501	62,694	39,260	16,612	21,915	15,398	139,214
—	—	12,411	—	—	—	—	—	—
800	2,675	3,291	5,924	8,056	22,680	77,886	2,923	30,096

416,744	270,156	664,265	1,702,357	892,816	567,445	477,097	896,709	1,397,116
(925)	(94,728)	(128,634)	(52,020)	(5,573)	(2,258)	(1,067)	(11,123)	(395,008)
—	(3,281)	—	—	—	—	(12,300)	—	—

415,819	172,147	535,631	1,650,337	887,243	565,187	463,730	885,586	1,002,108

149,348	(119,854)	(296,186)	1,085,907	958,941	769,146	1,147,233	2,922,067	11,129

2,651,499	1,816,832	(640,729)	8,435,281	2,557,361	858,765	90,924	4,895,887	9,424
(65,664)	—	—	515,308	76,684	(664,892)	—	(514,542)	—
(20,447)	—	—	(20,038)	—	—	—	(1,975)	—

(4,517,349)	(1,939,166)	2,323,403	(10,921,305)	512,645	(421,701)	(625,631)	(1,653,656)	—
2,597	—	—	(353,206)	(34,306)	(85,871)	—	(240,648)	—
(5,853)	—	—	(2,097)	—	—	—	(28)	—

(1,955,217)	(122,334)	1,682,674	(2,346,057)	3,112,384	(313,699)	(534,707)	2,485,038	9,424

(1,805,869)	(242,188)	1,386,488	(1,260,150)	4,071,325	455,447	612,526	5,407,105	20,553

See accompanying Notes to Financial Statements. | 101

STATEMENTS OF CHANGES IN NET ASSETS

	Highland		Highland		Highland
	U.S. Equity Fund		Core Value Equity Fund		Premier Growth Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010
	($)	($)	($)	($)	($)	($)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	1,691,579	3,192,697	324,501	364,706	(59,070)	(182,886)
Net realized gain (loss) on investments, future contracts, and foreign currency transactions	44,906,131	(519,917)	2,876,305	476,595	10,762,075	(4,619,152)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, future contracts, and foreign currency transactions	(26,314,870)	11,038,935	(3,521,135)	1,158,237	(4,515,683)	15,337,527

Net increase (decrease) from operations	20,282,840	13,711,715	(320,329)	1,999,538	6,187,322	10,535,489

Distributions to shareholders from:
Net investment income
Class A	(1,234,611)	(1,922,066)	(268,259)	(339,748)	—	(374,221)
Class B	—	(8,091)	—	(3,207)	—	(1,996)
Class C	—	(19,644)	—	(11,361)	—	—
Class R	(33)	(73)	(51)	(54)	—	(213)
Class Y	(1,328,928)	(1,373,258)	(1,153)	(3,399)	—	(116,967)
Net realized gains
Class A	—	—	—	—	—	—

Total distributions	(2,563,572)	(3,323,132)	(269,463)	(357,769)	—	(493,397)

Increase (decrease) in net assets from operations and distributions	17,719,268	10,388,583	(589,792)	1,641,769	6,187,322	10,042,092

Share transactions:
Proceeds from sale of shares
Class A	4,917,339	15,002,017	1,410,912	4,507,746	11,124,290	18,421,945
Class B	—	1,002	—	1,845	—	889
Class C	169,815	265,819	149,668	549,275	912,039	2,458,640
Class R	1,000	—	1,000	—	133,198	89,518
Class Y	7,962,831	24,584,731	15,803	89,378	13,747,737	20,663,910
Value of distributions reinvested
Class A	1,186,528	1,854,565	251,030	321,634	—	345,643
Class B	—	7,799	—	2,952	—	1,966
Class C	—	17,943	—	10,733	—	—
Class R	33	73	51	54	—	213
Class Y	1,328,918	1,372,958	—	254	—	66,496
Cost of shares redeemed
Class A	(34,377,551)	(46,152,098)	(6,564,157)	(6,174,533)	(45,686,096)	(36,321,507)
Class B	(303,693)	(632,099)	(122,868)	(433,022)	(403,455)	(1,999,500)
Class C	(958,939)	(786,635)	(688,827)	(568,234)	(4,722,712)	(3,703,496)
Class R	(10,579)	—	(10,613)	—	(55,743)	(49)
Class Y	(159,512,098)	(6,568,428)	(71,605)	(237,869)	(27,974,247)	(8,187,613)
Capital contribution (Note 1)
Class Y	—	—	—	—	—	—

Net increase (decrease) from shares transactions	(179,596,396)	(11,032,353)	(5,629,606)	(1,929,787)	(52,924,989)	(8,162,945)

Total increase (decrease) in net assets	(161,877,128)	(643,770)	(6,219,398)	(288,018)	(46,737,667)	1,879,147
Net Assets
Beginning of period	314,608,184	315,251,954	36,957,957	37,245,975	191,392,664	189,513,517

End of period	152,731,056	314,608,184	30,738,559	36,957,957	144,654,997	191,392,664

Accumulated net investment income (loss)	1,684,730	2,555,377	323,077	268,031	(6,216)	(4,355)

(a)	For the eight months ended September 30, 2011 (See Note 9).
(b)	Commenced operations on March 31, 2009 (See Note 9).
102 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

Highland		Highland		Highland		Highland
Small-Cap Equity Fund		Global Equity Fund		International Equity Fund		Trend Following Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	January 31,	January 31,
2011	2010	2011	2010	2011	2010	2011(a)	2011	2010(b)
($)	($)	($)	($)	($)	($)	($)	($)	($)

(298,619)	(148,505)	23,517	125,584	149,348	336,214	(119,854)	(296,186)	(118,171)

7,937,494	1,335,186	5,136,028	(447,645)	2,565,388	(2,345,904)	1,816,832	(640,729)	314,136
(5,286,167)	3,471,667	(6,189,325)	3,022,263	(4,520,605)	2,566,264	(1,939,166)	2,323,403	41,581

2,352,708	4,658,348	(1,029,780)	2,700,202	(1,805,869)	556,574	(242,188)	1,386,488	237,546

—	—	(46,933)	(318,924)	(225,884)	(765,322)	—	—	—
—	—	—	(887)	—	(9,237)	—	—	—
—	—	—	(162)	(3,972)	(27,137)	—	—	—
—	—	—	(53)	(55)	(200)	—	—	—
—	—	(65,866)	(192,134)	(56,219)	(170,748)	—	—	—
—	—	—	—	—	—	—	(106,490)	(89,605)

—	—	(112,799)	(512,160)	(286,130)	(972,644)	—	(106,490)	(89,605)

2,352,708	4,658,348	(1,142,579)	2,188,042	(2,091,999)	(416,070)	(242,188)	1,279,998	147,941

6,583,918	4,067,208	1,210,392	1,340,265	797,219	2,741,757	8,092,365	11,838,887	27,504,887
—	6,810	—	2,164	—	1,285	—	—	—
166,448	543,061	20,330	21,307	209,227	340,036	—	—	—
1,000	—	999	—	1,000	—	—	—	—
6,010	5,789	336,264	1,469,139	19,403	294,181	—	—	—
—	—	44,454	300,058	214,247	709,817	—	102,432	89,605
—	—	—	887	—	9,053	—	—	—
—	—	—	130	3,835	26,851	—	—	—
—	—	—	53	55	200	—	—	—
—	—	65,866	192,134	55,522	159,478	—	—	—
(12,370,312)	(5,897,618)	(5,250,692)	(4,018,705)	(12,160,956)	(11,547,538)	(23,435,665)	(15,004,147)	(1,488,900)
(262,370)	(721,150)	(26,184)	(45,830)	(72,739)	(268,890)	—	—	—
(566,082)	(889,008)	(46,348)	(95,523)	(405,675)	(327,203)	—	—	—
(11,523)	—	(9,050)	—	(8,402)	—	—	—	—
(4,178)	(895,367)	(17,775,025)	(2,128,017)	(4,095,165)	(3,750,334)	—	—	—
—	—	2,845	—	—	—	—	—	—

(6,457,089)	(3,780,275)	(21,426,149)	(2,961,938)	(15,442,429)	(11,611,307)	(15,343,300)	(3,062,828)	26,105,592

(4,104,381)	878,073	(22,568,728)	(773,896)	(17,534,428)	(12,027,377)	(15,585,488)	(1,782,830)	26,253,533
38,271,894	37,393,821	45,493,520	46,267,416	30,952,917	42,980,294	24,470,703	26,253,533	—

34,167,513	38,271,894	22,924,792	45,493,520	13,418,489	30,952,917	8,885,215	24,470,703	26,253,533

(1,517)	(766)	(8,211)	83,627	129,809	288,738	—	—	—

See accompanying Notes to Financial Statements. | 103

STATEMENTS OF OPERATIONS

	Highland		Highland
	Total Return Fund		Government Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
	($)	($)	($)	($)

Increase (Decrease) in Net Assets
Operations:
Net investment income	1,085,907	1,079,911	958,941	1,862,863
Net realized gain (loss) on investments, future contracts, and foreign currency transactions	8,930,551	380,998	2,634,045	4,132,684
Net increase (decrease) in unrealized appreciation (depreciation) on investments, future contracts, and foreign currency transactions	(11,276,608)	6,297,086	478,339	(902,086)

Net increase (decrease) from operations	(1,260,150)	7,757,995	4,071,325	5,093,461

Distributions to shareholders from:
Net investment income
Class A	(585,877)	(1,518,961)	(1,026,404)	(1,779,117)
Class B	—	(30,971)	(543)	(2,960)
Class C	—	(114,513)	(2,113)	(6,093)
Class R	(35)	(92)	—	—
Class Y	(42,764)	(108,741)	—	—
Retail Class	—	—	—	—
Institutional Class	—	—	—	—
Net realized gains
Class A	—	—	(2,460,802)	(268,605)
Class B	—	—	(3,520)	(1,011)
Class C	—	—	(14,820)	(1,574)
Retail Class	—	—	—	—
Institutional Class	—	—	—	—
Return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—

Total distributions	(628,676)	(1,773,278)	(3,508,202)	(2,059,360)

Increase (decrease) in net assets from operations and distributions	(1,888,826)	5,984,717	563,123	3,034,101

Share transactions:
Proceeds from sale of shares
Class A	3,348,051	10,732,727	1,343,020	1,133,039
Class B	11,931	—	—	—
Class C	690,846	4,069,355	170,180	186,113
Class R	1,000	—	—	—
Class Y	234,986	1,242,204	—	—
Retail Class	—	—	—	—
Institutional Class	—	—	—	—
Value of distributions reinvested
Class A	534,829	1,404,981	2,736,989	1,614,863
Class B	—	30,249	4,049	2,850
Class C	—	85,039	7,714	4,338
Class R	35	92	—	—
Class Y	40,543	103,417	—	—
Retail Class	—	—	—	—
Institutional Class	—	—	—	—
Cost of shares redeemed
Class A	(27,061,197)	(17,621,081)	(14,735,600)	(12,034,316)
Class B	(772,713)	(3,857,021)	(72,006)	(295,057)
Class C	(4,077,381)	(3,761,557)	(312,927)	(185,991)
Class R	(9,982)	—	—	—
Class Y	(5,412,716)	(4,374,916)	—	—
Retail Class	—	—	—	—
Institutional Class	—	—	—	—
Redemption in kind Institutional Class (Note 7)	—	—	—	—
Capital Contributions (Note 1)	344	—	—	—

Net increase (decrease) from share transactions	(32,471,424)	(11,946,511)	(10,858,581)	(9,574,161)

Total increase (decrease) in net assets	(34,360,250)	(5,961,794)	(10,295,458)	(6,540,060)
Net Assets
Beginning of period	122,704,814	128,666,608	103,320,287	109,860,347

End of period	88,344,564	122,704,814	93,024,829	103,320,287

Accumulated net investment income (loss)	1,003,132	591,811	(10,275)	59,844

104 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

Highland		Highland		Highland		Highland
Short-Term Government Fund		Tax-Exempt Fund		Fixed Income Fund		Money Market Fund II
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2011	2010	2011	2010	2011	2010	2011	2010
($)	($)	($)	($)	($)	($)	($)	($)

769,146	869,308	1,147,233	1,431,627	2,922,067	3,053,455	11,129	208,235
193,873	1,032,971	90,924	(94,329)	4,379,370	2,349,649	9,424	7,369
(507,572)	685,573	(625,631)	794,110	(1,894,332)	2,990,920	—	—

455,447	2,587,852	612,526	2,131,408	5,407,105	8,394,024	20,553	215,604

(619,934)	(487,709)	(1,084,606)	(1,359,940)	(3,167,820)	(3,621,190)	—	—
(1,482)	(2,599)	(323)	(1,358)	(2,516)	(7,836)	—	—
(26,138)	(34,787)	(48,027)	(50,467)	(20,094)	(26,713)	—	—
(44)	(90)	—	—	(146)	(367)	—	—
(196,684)	(584,637)	(14,277)	(19,863)	(55,587)	(106,575)	—	—
—	—	—	—	—	—	(2)	(1,715)
—	—	—	—	—	—	(11,127)	(206,521)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(602)	—
—	—	—	—	—	—	(3,934)	—
(59,615)	(168,712)	—	—	—	—	—	—
(142)	(899)	—	—	—	—	—	—
(2,513)	(12,034)	—	—	—	—	—	—
(4)	(31)	—	—	—	—	—	—
(18,913)	(202,242)	—	—	—	—	—	—

(925,469)	(1,493,740)	(1,147,233)	(1,431,628)	(3,246,163)	(3,762,681)	(15,665)	(208,236)

(470,022)	1,094,112	(534,707)	699,780	2,160,942	4,631,343	4,888	7,368

7,171,253	7,905,070	1,600,207	6,323,057	3,780,125	7,038,733	—	—
25	6,867	—	—	7	2,201	—	—
187,387	3,336,772	97,333	1,793,510	234,981	254,915	—	—
1,000	2	—	—	1,000	—	—	—
1,727,955	18,556,529	331,828	726,933	83,788	494,832	—	—
—	—	—	—	—	—	13,287,276	20,399,650
—	—	—	—	—	—	1,677,451,271	4,597,524,886

548,396	613,862	790,185	1,045,648	2,707,884	3,177,381	—	—
1,119	3,431	128	943	1,107	4,905	—	—
17,584	38,218	16,966	23,752	18,089	25,369	—	—
41	121	—	—	133	367	—	—
192,402	715,595	213	214	49,317	91,733	—	—
—	—	—	—	—	—	572	1,558
—	—	—	—	—	—	15,064	205,576

(16,278,937)	(9,005,906)	(5,952,536)	(4,221,115)	(13,282,145)	(19,458,633)	—	—
(147,281)	(375,152)	(16,736)	(64,385)	(49,300)	(261,887)	—	—
(3,643,456)	(2,277,962)	(1,079,267)	(113,786)	(356,010)	(304,193)	—	—
(10,767)	—	—	—	(11,053)	—	—	—
(18,503,989)	(53,859,084)	(841,815)	(540,939)	(1,759,133)	(6,565,249)	—	—
—	—	—	—	—	—	(55,243,853)	(68,683,476)
—	—	—	—	—	—	(1,945,923,813)	(4,636,071,779)
—	—	—	—	—	—	(580,106,723)	—
—	—	—	—	—	—	—	—

(28,737,268)	(34,341,637)	(5,053,494)	4,973,832	(8,581,210)	(15,499,526)	(890,520,206)	(86,623,585)

(29,207,290)	(33,247,525)	(5,588,201)	5,673,612	(6,420,268)	(10,868,183)	(890,515,318)	(86,616,217)

83,039,872	116,287,397	43,470,947	37,797,335	102,502,606	113,370,789	973,327,241	1,059,943,458

53,832,582	83,039,872	37,882,746	43,470,947	96,082,338	102,502,606	82,811,923	973,327,241

(173,729)	(143,498)	50,585	50,585	(269,643)	100,861	(3)	(9)

See accompanying Notes to Financial Statements. | 105

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY — SHARES

	Highland		Highland		Highland
	U.S. Equity Fund		Core Value Equity Fund		Premier Growth Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010

Class A:
Shares sold	203,230	685,274	148,166	540,527	517,149	964,895
Issued for distribution reinvested	49,010	84,107	27,050	38,199	—	17,965
Shares redeemed	(1,422,200)	(2,112,077)	(697,511)	(746,138)	(2,082,392)	(1,891,358)

Net decrease in fund shares	(1,169,960)	(1,342,696)	(522,295)	(167,412)	(1,565,243)	(908,498)

Class B:
Shares sold	—	51	—	221	—	55
Issued for distribution reinvested	—	372	—	369	—	116
Shares redeemed	(13,451)	(30,312)	(13,633)	(54,109)	(21,489)	(118,875)

Net decrease in fund shares	(13,451)	(29,889)	(13,633)	(53,519)	(21,489)	(118,704)

Class C:
Shares sold	7,610	13,229	16,784	69,692	48,344	144,792
Issued for distribution reinvested	—	872	—	1,362	—	—
Shares redeemed	(42,604)	(39,358)	(79,894)	(74,097)	(249,229)	(221,845)

Net increase (decrease) in fund shares	(34,994)	(25,257)	(63,110)	(3,043)	(200,885)	(77,053)

Class R:
Shares sold	39	—	101	—	6,023	4,808
Issued for distribution reinvested	1	3	5	7	—	11
Shares redeemed	(413)	—	(1,076)	—	(2,456)	(3)

Net increase (decrease) in fund shares	(373)	3	(970)	7	3,567	4,816

Class Y:
Shares sold	334,370	1,153,939	1,463	9,488	611,415	1,060,088
Issued for distribution reinvested	55,279	62,692	—	27	—	3,400
Shares redeemed	(6,286,900)	(302,897)	(6,998)	(26,433)	(1,223,724)	(426,482)

Net increase (decrease) in fund shares	(5,897,251)	913,734	(5,535)	(16,918)	(612,309)	637,006

(a)	For the eight months ended September 30, 2011 (See Note 9).
(b)	Commenced operations on March 31, 2009 (See Note 9).
106 | See accompanying Notes to Financial Statements.

Highland Funds II

Highland		Highland		Highland		Highland
Small-Cap Equity Fund		Global Equity Fund		International Equity Fund		Trend Following Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	January 31,	January 31,
2011	2010	2011	2010	2011	2010	2011(a)	2011	2010(b)

579,961	436,687	59,031	71,355	60,850	221,969	738,009	1,108,826	2,615,863
—	—	2,143	16,080	16,380	56,514	—	9,179	8,343
(1,093,848)	(650,409)	(254,182)	(217,736)	(909,542)	(903,395)	(2,080,742)	(1,409,740)	(142,844)

(513,887)	(213,722)	(193,008)	(130,301)	(832,312)	(624,912)	(1,342,733)	(291,735)	2,481,362

—	883	—	135	—	117	—	—	—
—	—	—	53	—	789	—	—	—
(26,990)	(91,515)	(1,369)	(2,674)	(5,973)	(24,014)	—	—	—

(26,990)	(90,632)	(1,369)	(2,486)	(5,973)	(23,108)	—	—	—

16,904	70,298	1,065	1,242	17,055	30,217	—	—	—
—	—	—	8	319	2,333	—	—	—
(57,367)	(114,658)	(2,430)	(5,732)	(33,320)	(29,393)	—	—	—

(40,463)	(44,360)	(1,365)	(4,482)	(15,946)	3,157	—	—	—

85	—	46	—	73	—	—	—	—
—	—	—	3	4	16	—	—	—
(981)	—	(414)	—	(615)	—	—	—	—

(896)	—	(368)	3	(538)	16	—	—	—

474	602	16,544	79,021	1,512	23,179	—	—	—
—	—	3,169	10,275	4,194	12,547	—	—	—
(355)	(98,284)	(836,159)	(115,585)	(346,321)	(290,682)	—	—	—

119	(97,682)	(816,446)	(26,289)	(340,615)	(254,956)	—	—	—

See accompanying Notes to Financial Statements. | 107

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY - SHARES (continued)

	Highland		Highland
	Total Return Fund		Government Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010

Class A:
Shares sold	168,356	588,126	150,837	125,889
Issued for distribution reinvested	26,957	77,409	312,333	179,902
Shares redeemed	(1,358,868)	(970,730)	(1,653,007)	(1,340,987)

Net increase (decrease) in fund shares	(1,163,555)	(305,195)	(1,189,837)	(1,035,196)

Class B:
Shares sold	602	—	—	—
Issued for distribution reinvested	—	1,724	459	316
Shares redeemed	(40,054)	(219,063)	(7,996)	(32,627)

Net decrease in fund shares	(39,452)	(217,339)	(7,537)	(32,311)

Class C:
Shares sold	37,693	240,517	18,686	20,274
Issued for distribution reinvested	—	5,041	870	478
Shares redeemed	(220,074)	(224,878)	(34,692)	(20,491)

Net increase (decrease) in fund shares	(182,381)	20,680	(15,136)	261

Class R:
Shares sold	48	—	—	—
Issued for distribution reinvested	2	6	—	—
Shares redeemed	(488)	—	—	—

Net increase (decrease) in fund shares	(438)	6	—	—

Class Y:
Shares sold	11,864	67,420	—	—
Issued for distribution reinvested	2,022	5,639	—	—
Shares redeemed	(267,181)	(236,863)	—	—

Net increase (decrease) in fund shares	(253,295)	(163,804)	—	—

Retail Class:
Shares sold	—	—	—	—
Issued for distribution reinvested	—	—	—	—
Shares redeemed	—	—	—	—

Net decrease in fund shares	—	—	—	—

Institutional Class:
Shares sold	—	—	—	—
Issued for distribution	—	—	—	—
Shares redeemed	—	—	—	—
Redemption in kind (Note 8)	—	—	—	—

Net decrease in fund shares	—	—	—	—

108 | See accompanying Notes to Financial Statements.

Highland Funds II

Highland		Highland		Highland		Highland
Short-Term Government Fund		Tax-Exempt Fund		Fixed Income Fund		Money Market Fund II
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2011	2010	2011	2010	2011	2010	2011	2010

611,772	679,650	139,113	540,492	307,769	591,021	—	—
46,838	52,853	68,320	89,172	219,915	265,995	—	—
(1,390,524)	(775,148)	(517,804)	(358,607)	(1,081,378)	(1,643,685)	—	—

(731,914)	(42,645)	(310,371)	271,057	(553,694)	(786,669)	—	—

2	586	—	—	1	185	—	—
95	296	11	81	90	413	—	—
(12,582)	(32,351)	(1,470)	(5,536)	(4,023)	(21,956)	—	—

(12,485)	(31,469)	(1,459)	(5,455)	(3,932)	(21,358)	—	—

16,041	287,382	8,484	153,173	18,784	21,452	—	—
1,503	3,297	1,467	2,023	1,468	2,120	—	—
(311,472)	(196,338)	(94,401)	(9,691)	(28,950)	(25,575)	—	—

(293,928)	94,341	(84,450)	145,505	(8,698)	(2,003)	—	—

86	—	—	—	82	—	—	—
4	10	—	—	11	31	—	—
(922)	—	—	—	(914)	—	—	—

(832)	10	—	—	(821)	31	—	—

147,757	1,594,151	26,964	57,197	6,852	41,667	—	—
16,498	61,862	17	17	4,018	7,685	—	—
(1,581,465)	(4,644,069)	(67,141)	(42,847)	(144,745)	(560,257)	—	—

(1,417,210)	(2,988,056)	(40,160)	14,367	(133,875)	(510,905)	—	—

—	—	—	—	—	—	13,238,358	20,399,174
—	—	—	—	—	—	572	1,558
—	—	—	—	—	—	(55,243,853)	(68,683,476)

—	—	—	—	—	—	(42,004,923)	(48,282,744)

—	—	—	—	—	—	1,677,437,008	4,597,522,293
—	—	—	—	—	—	15,064	205,576
—	—	—	—	—	—	(1,945,923,813)	(4,636,071,779)
—	—	—	—	—	—	(580,106,723)	—

—	—	—	—	—	—	(848,578,464)	(38,343,910)

See accompanying Notes to Financial Statements. | 109

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30
Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From								Ratios and Supplemental Data
	Net										Net
	Asset	Net	Net Realized								Asset		Net Assets,
	Value,	Investment	and Unrealized	Total	Net		Net				Value,		End	Net				Portfolio
	Beginning	Income	Gain (Loss) on	from	Investment		Realized		Total		End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(a)	Investments	Operations	Income		Gains		Distributions		of Period	Return(b)	(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland U.S. Equity Fund
Class A
2011	$21.95	$0.16	$(0.89)	$(0.73)	$(0.16)		$—		$(0.16)		$21.06	(3.43)%	$145,963	0.65%	0.85	%(c)	0.85%	40%
2010	21.28	0.20	0.69	0.89	(0.22)		—		(0.22)		21.95	4.19	177,794	0.94	0.74	(c)	0.75	41
2009	22.74	0.23	(1.22)	(0.99)	(0.23)		(0.24)		(0.47)		21.28	(3.65)	200,909	1.32	0.81	(c)	0.81	49
2008	31.03	0.22	(5.27)	(5.05)	(0.25)		(2.99)		(3.24)		22.74	(17.86)	236,786	0.85	0.79	(c)	0.79	55
2007	30.00	0.34	4.27	4.61	(0.42)		(3.16)		(3.58)		31.03	16.59	316,324	1.15	0.76		0.76	53
Class B
2011	$20.76	$(0.02)	$(0.85)	$(0.87)	$—		$—		$—		$19.89	(4.19)%	$109	(0.10)%	1.60	%(c)	1.60%	40%
2010	20.25	0.03	0.67	0.70	(0.19)		—		(0.19)		20.76	3.45	393	0.13	1.52	(c)	1.52	41
2009	21.52	0.10	(1.13)	(1.03)	—		(0.24)		(0.24)		20.25	(4.40)	988	0.59	1.56	(c)	1.56	49
2008	29.49	0.02	(5.00)	(4.98)	(—	)(d)	(2.99)		(2.99)		21.52	(18.48)	2,222	0.09	1.54	(c)	1.54	55
2007	28.62	0.12	4.06	4.18	(0.15)		(3.16)		(3.31)		29.49	15.72	4,910	0.43	1.51		1.51	53
Class C
2011	$20.37	$(0.02)	$(0.83)	$(0.85)	$—		$—		$—		$19.52	(4.12)%	$1,985	(0.10)%	1.60	%(c)	1.60%	40%
2010	19.82	0.04	0.64	0.68	(0.13)		—		(0.13)		20.37	3.42	2,783	0.19	1.50	(c)	1.50	41
2009	21.10	0.09	(1.10)	(1.01)	(0.03)		(0.24)		(0.27)		19.82	(4.36)	3,209	0.57	1.56	(c)	1.56	49
2008	29.00	0.02	(4.90)	(4.88)	(0.03)		(2.99)		(3.02)		21.10	(18.47)	4,658	0.10	1.54	(c)	1.54	55
2007	28.24	0.12	4.00	4.12	(0.20)		(3.16)		(3.36)		29.00	15.71	6,892	0.42	1.51		1.51	53
Class R
2011	$21.91	$0.10	$(0.84)	$(0.74)	$(0.08)		$—		$(0.08)		$21.09	(3.43)%	$1	0.40%	1.10	%(c)	1.10%	40%
2010	21.25	0.15	0.69	0.84	(0.18)		—		(0.18)		21.91	3.94	9	0.71	0.98	(c)	0.98	41
2009	22.71	0.19	(1.23)	(1.04)	(0.18)		(0.24)		(0.42)		21.25	(3.93)	9	1.06	1.06	(c)	1.06	49
2008 (e)	25.12	0.11	(2.52)	(2.41)	(—	)(d)	(—	)(d)	(—	)(d)	22.71	(9.59)	9	0.65	1.04	(c)	1.04	55
Class Y
2011	$21.84	$0.22	$(0.77)	$(0.55)	$(0.22)		$—		$(0.22)		$21.07	(2.65)%	$4,674	0.90%	0.60	%(c)	0.60%	40%
2010	21.16	0.26	0.69	0.95	(0.27)		—		(0.27)		21.84	4.47	133,629	1.21	0.48	(c)	0.49	41
2009	22.65	0.28	(1.24)	(0.96)	(0.29)		(0.24)		(0.53)		21.16	(3.44)	110,137	1.56	0.56	(c)	0.56	49
2008	30.93	0.29	(5.25)	(4.96)	(0.33)		(2.99)		(3.32)		22.65	(17.65)	113,123	1.10	0.54	(c)	0.54	55
2007	29.92	0.41	4.26	4.67	(0.50)		(3.16)		(3.66)		30.93	16.87	136,756	1.39	0.51		0.51	53

		Income from Investment Operations				Less Distributions From						Ratios and Supplemental Data
	Net									Net
	Asset	Net		Net Realized						Asset		Net Assets,
	Value,	Investment		and Unrealized	Total	Net		Net		Value,		End	Net					Portfolio
	Beginning	Income		Gain (Loss) on	from	Investment		Realized	Total	End	Total	of Period	Investment		Net		Gross	Turnover
	of Period	(Loss)(a)		Investments	Operations	Income		Gains	Distributions	of Period	Return(b)	(000)	Income		Expenses		Expenses	Rate

Highland Core Value Equity Fund
Class A
2011	$8.45	$0.08		$(0.31)	$(0.23)	$(0.07)		$—	$(0.07)	$8.15	(2.85)%	$29,171	0.89%		1.13	%(c)	1.13%	47%
2010	8.07	0.08		0.38	0.46	(0.08)		—	(0.08)	8.45	5.70	34,667	1.00		1.36	(c)	1.41	50
2009	8.86	0.10		(0.69)	(0.59)	(0.10)		(0.10)	(0.20)	8.07	(6.11)	34,466	1.39		1.33	(c)	1.52	69
2008	12.82	0.08		(1.80)	(1.72)	(0.08)		(2.16)	(2.24)	8.86	(15.86)	42,078	0.76		1.17	(c)	1.35	67
2007	11.93	0.12		1.91	2.03	(0.14)		(1.00)	(1.14)	12.82	18.00	56,907	1.02		1.20		1.20	59
Class B
2011	$7.99	$0.01		$(0.30)	$(0.29)	$—		$—	$—	$7.70	(3.63)%	$112	0.14%		1.88	%(c)	1.88%	47%
2010	7.67	0.01		0.36	0.37	(0.05)		—	(0.05)	7.99	4.84	225	0.14		2.12	(c)	2.15	50
2009	8.36	0.04		(0.63)	(0.59)	—		(0.10)	(0.10)	7.67	(6.75)	626	0.68		2.08	(c)	2.27	69
2008	12.21	(—	)(d)	(1.69)	(1.69)	(—	)(d)	(2.16)	(2.16)	8.36	(16.42)	1,509	(0.01)		1.92	(c)	2.10	67
2007	11.38	0.04		1.81	1.85	(0.02)		(1.00)	(1.02)	12.21	17.14	2,967	0.33		1.95		1.95	59
Class C
2011	$7.86	$0.01		$(0.29)	$(0.28)	$—		$—	$—	$7.58	(3.56)%	$1,361	0.14%		1.88	%(c)	1.88%	47%
2010	7.54	0.02		0.34	0.36	(0.04)		—	(0.04)	7.86	4.83	1,907	0.25		2.12	(c)	2.16	50
2009	8.28	0.04		(0.64)	(0.60)	(0.04)		(0.10)	(0.14)	7.54	(6.76)	1,852	0.60		2.08	(c)	2.27	69
2008	12.12	(--	)(d)	(1.68)	(1.68)	(--	)(d)	(2.16)	(2.16)	8.28	(16.45)	1,098	(--	)(d)	1.92	(c)	2.10	67
2007	11.32	0.03		1.81	1.84	(0.04)		(1.00)	(1.04)	12.12	17.18	1,535	0.29		1.95		1.95	59
110 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

		Income from Investment Operations			Less Distributions From									Ratios and Supplemental Data
	Net										Net
	Asset	Net	Net Realized								Asset			Net Assets,
	Value,	Investment	and Unrealized	Total	Net		Net				Value,			End	Net				Portfolio
	Beginning	Income	Gain (Loss) on	from	Investment		Realized		Total		End	Total		of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income		Gains		Distributions		of Period	Return(b)		(000)	Income	Expenses		Expenses	Rate

Highland Core Value Equity Fund (Continued)
Class R
2011	$8.44	$0.06	$(0.29)	$(0.23)	$(0.05)		$—		$(0.05)		$8.16	(2.82)%		$1	0.64%	1.38	%(c)	1.38%	47%
2010	8.06	0.06	0.37	0.43	(0.05)		—		(0.05)		8.44	5.34		9	0.75	1.61	(c)	1.66	50
2009	8.85	0.08	(0.69)	(0.61)	(0.08)		(0.10)		(0.18)		8.06	(6.35)		9	1.11	1.58	(c)	1.77	69
2008 (e)	9.66	0.04	(0.85)	(0.81)	(—	)(d)	(—	)(d)	(—	)(d)	8.85	(8.39	)(f)	9	0.59	1.42	(c)	1.60	67
Class Y
2011	$9.37	$0.12	$(0.36)	$(0.24)	$(0.09)		$—		$(0.09)		$9.04	(2.68)%		$94	1.14%	0.88	%(c)	0.88%	47%
2010	8.94	0.10	0.43	0.53	(0.10)		—		(0.10)		9.37	5.88		149	1.19	1.11	(c)	1.14	50
2009	9.79	0.12	(0.75)	(0.63)	(0.12)		(0.10)		(0.22)		8.94	(5.83)		294	1.48	1.01	(c)	1.07	69
2008	13.91	0.13	(1.98)	(1.85)	(0.11)		(2.16)		(2.27)		9.79	(15.56)		9	1.13	0.92	(c)	1.10	67
2007	12.71	0.17	2.15	2.32	(0.12)		(1.00)		(1.12)		13.91	19.25		— (g)	1.28	0.95		0.95	59

		Income from Investment Operations					Less Distributions From						Ratios and Supplemental Data
	Net										Net
	Asset	Net			Net Realized						Asset		Net Assets,
	Value,	Investment			and Unrealized	Total	Net		Net		Value,		End	Net				Portfolio
	Beginning	Income			Gain (Loss) on	from	Investment		Realized	Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)			Investments	Operations	Income		Gains	Distributions	of Period	Return(b)	(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland Premier Growth Equity Fund
Class A
2011	$19.45	$	(—	)(d)	$(0.06)	$0.06	$—		$—	$—	$19.39	(0.31)%	$109,321	(0.02)%	1.07	%(c)	1.10%	23%
2010	18.45		(0.01)		1.06	1.05	(0.05)		—	(0.05)	19.45	5.69	140,095	(0.08)	1.00	(c)	1.00	21
2009	20.84		0.06		(1.27)	(1.21)	(0.01)		(1.17)	(1.18)	18.45	(3.58)	149,681	0.36	1.10	(c)	1.10	27
2008	27.15		0.01		(3.76)	(3.75)	(—	)(d)	(2.56)	(2.56)	20.84	(14.92)	162,122	0.06	1.07	(c)	1.07	30
2007	27.64		(0.02)		3.64	3.62	—		(4.11)	(4.11)	27.15	14.24	215,568	(0.07)	1.01		1.01	28
Class B
2011	$16.97		$(0.15)		$(0.02)	$(0.17)	$—		$—	$—	$16.80	(1.00)%	$210	(0.77)%	1.82	%(c)	1.85%	23%
2010	16.20		(0.14)		0.93	0.79	(0.02)		—	(0.02)	16.97	4.88	577	(0.89)	1.78	(c)	1.79	21
2009	18.62		(0.06)		(1.19)	(1.25)	—		(1.17)	(1.17)	16.20	(4.29)	2,474	(0.46)	1.85	(c)	1.85	27
2008	24.71		(0.15)		(3.38)	(3.53)	(—	)(d)	(2.56)	(2.56)	18.62	(15.55)	6,115	(0.71)	1.82	(c)	1.82	30
2007	25.67		(0.20)		3.35	3.15	—		(4.11)	(4.11)	24.71	13.40	12,542	(0.82)	1.76		1.76	28
Class C
2011	$17.00		$(0.15)		$(0.03)	$(0.18)	$—		$—	$—	$16.82	(1.06)%	$10,248	(0.77)%	1.82	%(c)	1.85%	23%
2010	16.21		(0.14)		0.93	0.79	—		—	—	17.00	4.87	13,770	(0.83)	1.75	(c)	1.75	21
2009	18.62		(0.06)		(1.18)	(1.24)	—		(1.17)	(1.17)	16.21	(4.23)	14,378	(0.41)	1.85	(c)	1.85	27
2008	24.72		(0.15)		(3.39)	(3.54)	(—	)(d)	(2.56)	(2.56)	18.62	(15.59)	19,630	(0.70)	1.82	(c)	1.82	30
2007	25.68		(0.20)		3.35	3.15	—		(4.11)	(4.11)	24.72	13.40	31,467	(0.82)	1.76		1.76	28

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(c)	Includes waiver of management fee with respect to the Fund’s investment in the Highland Money Market Fund II.

(d)	Less than $0.005 per share or less than 0.005%.

(e)	Class commenced operations on January 29, 2008.

(f)	Not annualized.

(g)	Less than $1,000 of asset in share class.
See accompanying Notes to Financial Statements. | 111

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30
Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From									Ratios and Supplemental Data
	Net										Net
	Asset	Net	Net Realized								Asset			Net Assets,
	Value,	Investment	and Unrealized	Total	Net		Net				Value,			End	Net				Portfolio
	Beginning	Income	Gain (Loss) on	from	Investment		Realized		Total		End	Total		of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income		Gains		Distributions		of Period	Return(b)		(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland Premier Growth Equity Fund (Continued)
Class R
2011	$19.33	$(0.06)	$(0.05)	$(0.11)	$—		$—		$—		$19.22	(0.57)%		$171	(0.27)%	1.32	%(c)	1.35%	23%
2010	18.39	(0.06)	1.05	0.99	(0.05)		—		(0.05)		19.33	5.40		103	(0.31)	1.23	(c)	1.24	21
2009	20.80	0.02	(1.26)	(1.24)	—		(1.17)		(1.17)		18.39	(3.76)		9	0.10	1.35	(c)	1.35	27
2008 (d)	22.19	(0.02)	(1.37)	(1.39)	(—	)(e)	(—	)(e)	(—	)(e)	20.80	(6.26	)(f)	9	(0.16)	1.35	(c)	1.35	30
Class Y
2011	$19.81	$0.05	$(0.06)	$(0.01)	$—		$—		$—		$19.80	(0.05)%		$24,705	0.23%	0.82	%(c)	0.85%	23%
2010	18.78	0.04	1.08	1.12	(0.09)		—		(0.09)		19.81	5.94		36,848	0.19	0.74	(c)	0.74	21
2009	21.25	0.11	(1.31)	(1.20)	(0.10)		(1.17)		(1.27)		18.78	(3.30)		22,971	0.70	0.85	(c)	0.85	27
2008	27.57	0.07	(3.83)	(3.76)	(—	)(e)	(2.56)		(2.56)		21.25	(14.71)		5,531	0.29	0.82	(c)	0.82	30
2007	28.11	0.04	3.70	3.74	(0.17)		(4.11)		(4.28)		27.57	14.52		16,826	0.17	0.75		0.75	28

		Income from Investment Operations			Less Distributions From									Ratios and Supplemental Data
	Net										Net
	Asset	Net	Net Realized								Asset			Net Assets,
	Value,	Investment	and Unrealized	Total	Net		Net				Value,			End	Net				Portfolio
	Beginning	Income	Gain (Loss) on	from	Investment		Realized		Total		End	Total		of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income		Gains		Distributions		of Period	Return(b)		(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland Small-Cap Equity Fund
Class A
2011	$9.64	$(0.07)	$0.50	$0.43	$—		$—		$—		$10.07	4.46%		$31,155	(0.65)%	1.91	%(c)	1.92%	71%
2010	8.49	(0.03)	1.18	1.15	—		—		—		9.64	13.55		34,798	(0.33)	1.81	(c)	1.97	42
2009	10.73	(0.04)	(1.34)	(1.38)	—		(0.86)		(0.86)		8.49	(10.17)		32,456	(0.56)	2.14	(c)	2.20	51
2008	16.13	-- (e)	(2.43)	(2.43)	(—	)(e)	(2.97)		(2.97)		10.73	(17.68)		42,271	0.03	1.37	(c)	1.38	60
2007	16.16	(0.01)	2.24	2.23	—		(2.26)		(2.26)		16.13	14.87		58,523	(0.03)	1.24		1.24	37
Class B
2011	$8.33	$(0.14)	$0.45	$0.31	$—		$—		$—		$8.64	3.60%		$216	(1.40)%	2.66	%(c)	2.67%	71%
2010	7.39	(0.07)	1.01	0.94	—		—		—		8.33	12.72		434	(0.98)	2.59	(c)	2.70	42
2009	9.58	(0.08)	(1.25)	(1.33)	—		(0.86)		(0.86)		7.39	(10.95)		1,055	(1.23)	2.89	(c)	2.95	51
2008	14.82	(0.08)	(2.19)	(2.27)	(—	)(e)	(2.97)		(2.97)		9.58	(18.26)		2,957	(0.69)	2.12	(c)	2.13	60
2007	15.11	(0.12)	2.09	1.97	—		(2.26)		(2.26)		14.82	14.10		7,716	(0.78)	1.98		1.98	37
Class C
2011	$8.29	$(0.14)	$0.44	$0.30	$—		$—		$—		$8.59	3.62%		$2,587	(1.40)%	2.66	%(c)	2.67%	71%
2010	7.35	(0.08)	1.02	0.94	—		—		—		8.29	12.79		2,832	(1.08)	2.56	(c)	2.71	42
2009	9.53	(0.08)	(1.24)	(1.32)	—		(0.86)		(0.86)		7.35	(10.90)		2,839	(1.30)	2.89	(c)	2.95	51
2008	14.76	(0.08)	(2.18)	(2.26)	(—	)(e)	(2.97)		(2.97)		9.53	(18.28)		4,797	(0.72)	2.12	(c)	2.14	60
2007	15.07	(0.12)	2.07	1.95	—		(2.26)		(2.26)		14.76	13.99		7,428	(0.78)	1.99		1.99	37
Class R
2011	$9.58	$(0.10)	$0.51	$0.41	$—		$—		$—		$9.99	4.28%		$1	(0.90)%	2.16	%(c)	2.17%	71%
2010	8.46	(0.05)	1.17	1.12	—		—		—		9.58	13.24		9	(0.55)	2.03	(c)	2.19	42
2009	10.72	(0.06)	(1.34)	(1.40)	—		(0.86)		(0.86)		8.46	(10.37)		8	(0.84)	2.39	(c)	2.45	51
2008 (d)	11.58	(0.03)	(0.83)	(0.86)	(—	)(e)	(—	)(e)	(—	)(e)	10.72	(7.43	)(f)	9	(0.34)	1.62	(c)	1.63	60
Class Y
2011	$10.04	$(0.05)	$0.52	$0.47	$—		$—		$—		$10.51	4.68%		$209	(0.40)%	1.66	%(c)	1.67%	71%
2010	8.82	—	1.22	1.22	—		—		—		10.04	13.83		198	(0.04)	1.58	(c)	1.72	42
2009	11.06	(0.01)	(1.37)	(1.38)	—		(0.86)		(0.86)		8.82	(9.83)		1,035	(0.18)	1.89	(c)	1.95	51
2008	16.50	0.04	(2.51)	(2.47)	(—	)(e)	(2.97)		(2.97)		11.06	(17.50)		3,694	0.36	1.12	(c)	1.12	60
2007	16.44	0.04	2.28	2.32	—		(2.26)		(2.26)		16.50	15.20		8,053	0.23	0.99		0.99	37
112 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

		Income from Investment Operations				Less Distributions From									Ratios and Supplemental Data
	Net											Net
	Asset	Net		Net Realized								Asset			Net Assets,
	Value,	Investment		and Unrealized	Total	Net		Net				Value,			End	Net				Portfolio
	Beginning	Income		Gain (Loss) on	from	Investment		Realized		Total		End	Total		of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)		Investments	Operations	Income		Gains		Distributions		of Period	Return(b)		(000)	Income/(Loss)	Expenses		Expenses	Rate
Highland Global Equity Fund
Class A
2011	$19.18	$0.01		$(2.26)	$(2.25)	$(0.03)		$—		$(0.03)		$16.90	(11.75)%		$22,813	0.03%	1.53	%(c)	1.72%	64%
2010	18.26	0.04		1.08	1.12	(0.20)		—		(0.20)		19.18	6.14		29,589	0.19	1.27	(c)	1.28	68
2009	21.26	0.17		(2.15)	(1.98)	(0.31)		(0.71)		(1.02)		18.26	(8.00)		30,544	1.12	1.70	(c)	1.70	60
2008	32.08	0.28		(7.54)	(7.26)	(0.12)		(3.44)		(3.56)		21.26	(25.19)		36,560	1.04	1.41	(c)	1.41	57
2007	24.66	0.18		7.38	7.56	(0.14)		—		(0.14)		32.08	30.78		50,051	0.64	1.36		1.36	66
Class B
2011	$17.25	$(0.13)		$(2.00)	$(2.13)	$—		$—		$—		$15.12	(12.35)%		$20	(0.72)%	2.28	%(c)	2.47%	64%
2010	16.57	(0.11)		1.00	0.89	(0.21)		—		(0.21)		17.25	5.37		47	(0.67)	2.09	(c)	2.09	68
2009	19.25	—		(1.89)	(1.89)	(0.08)		(0.71)		(0.79)		16.57	(8.72)		86	0.05	2.45	(c)	2.45	60
2008	29.48	0.06		(6.85)	(6.79)	—	(e)	(3.44)		(3.44)		19.25	(25.79)		222	0.24	2.16	(c)	2.16	57
2007	22.71	(0.03)		6.80	6.77	—		—		—		29.48	29.81		457	(0.12)	2.10		2.10	66
Class C
2011	$17.45	$(0.13)		$(2.02)	$(2.15)	$—		$—		$—		$15.30	(12.32)%		$90	(0.72)%	2.28	%(c)	2.47%	64%
2010	16.58	(0.09)		0.98	0.89	(0.02)		—		(0.02)		17.45	5.39		127	(0.58)	2.02	(c)	2.03	68
2009	19.38	0.01		(1.93)	(1.92)	(0.17)		(0.71)		(0.88)		16.58	(8.74)		195	0.05	2.45	(c)	2.45	60
2008	29.66	0.10		(6.93)	(6.83)	(0.01)		(3.44)		(3.45)		19.38	(25.78)		489	0.39	2.16	(c)	2.16	57
2007	22.85	(—	)(e)	6.81	6.81	—		—		—		29.66	29.80		467	(0.01)	2.10		2.10	66
Class R
2011	$19.16	$(0.04)		$(2.19)	$(2.23)	$—		$—		$—		$16.93	(11.64)%		$1	(0.22)%	1.78	%(c)	1.97%	64%
2010	18.22	(0.01)		1.08	1.07	(0.13)		—		(0.13)		19.16	5.88		8	(0.05)	1.52	(c)	1.52	68
2009	21.21	0.14		(2.15)	(2.01)	(0.27)		(0.71)		(0.98)		18.22	(8.24)		7	0.92	1.95	(c)	1.95	60
2008 (d)	25.98	0.28		(5.05)	(4.77)	(—	)(e)	(—	)(e)	(—	)(e)	21.21	(18.36	)(f)	8	1.65	1.66	(c)	1.66	57
Class Y
2011	$19.26	$0.06		$(2.17)	$(2.11)	$(0.08)		$—		$(0.08)		$17.07	(11.02)%		$— (g)	0.28%	1.28	%(c)	1.47%	64%
2010	18.32	0.08		1.09	1.17	(0.23)		—		(0.23)		19.26	6.42		15,722	0.45	1.01	(c)	1.02	68
2009	21.35	0.21		(2.16)	(1.95)	(0.37)		(0.71)		(1.08)		18.32	(7.73)		15,435	1.38	1.45	(c)	1.45	60
2008	32.23	0.35		(7.59)	(7.24)	(0.20)		(3.44)		(3.64)		21.35	(25.07)		18,339	1.28	1.16	(c)	1.16	57
2007	24.77	0.26		7.40	7.66	(0.20)		—		(0.20)		32.23	31.11		25,544	0.91	1.10		1.10	66

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(c)	Includes waiver of management fee with respect to the Fund’s investment in the Highland Money Market Fund II. (d) Class commenced operations on January 29, 2008.

(e)	Less than $0.005 per share or less than 0.005%.

(f)	Not annualized.

(g)	Less than $1,000 of asset in share class.
See accompanying Notes to Financial Statements. | 113

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30 (unless otherwise indicated)
Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From								Ratios and Supplemental Data
	Net									Net
	Asset	Net	Net Realized							Asset			Net Assets,
	Value,	Investment	and Unrealized	Total	Net		Net			Value,			End	Net				Portfolio
	Beginning	Income/	Gain (Loss) on	from	Investment		Realized	Total		End	Total		of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income		Gains	Distributions		of Period	Return(b)		(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland International Equity Fund
Class A
2011	$12.48	$0.08	$(1.97)	$(1.89)	$(0.12)		$—	$(0.12)		$10.47	(15.67)%		$12,057	0.59%	1.68	%(c)	1.68%	41%
2010	12.71	0.12	0.02	0.14	(0.37)		—	(0.37)		12.48	1.12		24,762	1.04	1.94	(c)	2.04	44
2009	16.20	0.23	(1.47)	(1.24)	(0.39)		(1.86)	(2.25)		12.71	(3.55)		33,160	2.17	1.53	(c)	1.77	60
2008	25.05	0.43	(6.59)	(6.16)	(0.23)		(2.46)	(2.69)		16.20	(27.35)		48,250	2.02	1.37	(c)	1.51	39
2007	18.79	0.23	6.21	6.44	(0.16)		(0.02)	(0.18)		25.05	34.50		56,956	1.06	1.45		1.45	38
Class B
2011	$11.34	$(0.02)	$(1.79)	$(1.81)	$—		$—	$—		$9.53	(16.31)%		$49	(0.15)%	2.43	%(c)	2.43%	41%
2010	11.65	0.03	0.01	0.04	(0.35)		—	(0.35)		11.34	0.34		126	0.28	2.67	(c)	2.72	44
2009	14.97	0.13	(1.37)	(1.24)	(0.22)		(1.86)	(2.08)		11.65	(4.28)		399	1.27	2.28	(c)	2.52	60
2008	23.29	0.19	(6.03)	(5.84)	(0.02)		(2.46)	(2.48)		14.97	(27.86)		651	0.95	2.12	(c)	2.25	39
2007	17.48	0.04	5.82	5.86	(0.03)		(0.02)	(0.05)		23.29	33.54		1,449	0.22	2.20		2.20	38
Class C
2011	$11.40	$(0.02)	$(1.80)	$(1.82)	$(0.04)		$—	$(0.04)		$9.54	(16.40)%		$859	(0.15)%	2.43	%(c)	2.43%	41%
2010	11.62	0.04	0.03	0.07	(0.29)		—	(0.29)		11.40	0.61		1,208	0.39	2.70	(c)	2.80	44
2009	15.04	0.14	(1.40)	(1.26)	(0.30)		(1.86)	(2.16)		11.62	(4.29)		1,194	1.41	2.28	(c)	2.52	60
2008	23.44	0.22	(6.09)	(5.87)	(0.07)		(2.46)	(2.53)		15.04	(27.86)		1,462	1.10	2.12	(c)	2.27	39
2007	17.58	0.05	5.84	5.89	(0.01)		(0.02)	(0.03)		23.44	33.53		1,259	0.25	2.20		2.20	38
Class R
2011	$12.46	$0.05	$(1.96)	$(1.91)	$(0.09)		$—	$(0.09)		$10.46	(15.80)%		$1	0.35%	1.93	%(c)	1.93%	41%
2010	12.68	0.10	0.02	0.12	(0.34)		—	(0.34)		12.46	0.82		8	0.82	2.19	(c)	2.30	44
2009	16.17	0.21	(1.47)	(1.26)	(0.37)		(1.86)	(2.23)		12.68	(3.75)		8	2.00	1.78	(c)	2.02	60
2008 (d)	20.63	0.38	(4.84)	(4.46)	(—	)(e)	—	(—	)(e)	16.17	(21.62	)(f)	8	2.79	1.62	(c)	1.77	39
Class Y
2011	$12.65	$0.11	$(1.99)	$(1.88)	$(0.15)		$—	$(0.15)		$10.62	(15.49)%		$453	0.84%	1.43	%(c)	1.43%	41%
2010	12.88	0.15	0.02	0.17	(0.40)		—	(0.40)		12.65	1.34		4,849	1.27	1.69	(c)	1.78	44
2009	16.40	0.34	(1.56)	(1.22)	(0.44)		(1.86)	(2.30)		12.88	(3.27)		8,220	3.10	1.38	(c)	1.52	60
2008	25.33	0.46	(6.64)	(6.18)	(0.29)		(2.46)	(2.75)		16.40	(27.19)		8,872	2.13	1.12	(c)	1.26	39
2007	18.99	0.28	6.29	6.57	(0.21)		(0.02)	(0.23)		25.33	34.85		10,354	1.29	1.20		1.20	38

		Income from Investment Operations			Less Distributions From						Ratios and Supplemental Data
	Net							Net
	Asset	Net	Net Realized					Asset			Net Assets,
	Value,	Investment	and Unrealized	Total	Net	Net		Value,			End	Net					Portfolio
	Beginning	Income/	Gain (Loss) on	from	Investment	Realized	Total	End	Total		of Period	Investment	Net		Gross		Turnover
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Return(b)		(000)	Income/(Loss)	Expenses		Expenses		Rate

Highland Trend Following Fund
Class A
2011 (g)	$11.18	$(0.11)	$(0.58)	$(0.69)	$—	$—	$—	$10.49	(6.17	)%(f)	$8,885	(1.57)%	2.25	%(h)	3.54	%(h)	256	%(f)
2011 (i)	10.58	(0.13)	0.78	0.65	—	(0.05)	(0.05)	11.18	6.13		24,471	2.79	2.25	(h)	(1.24	)(h)	213
2010 (j)	10.00	(0.14)	0.76	0.62	—	(0.04)	(0.04)	10.58	6.19	(f)	26,254	3.72	2.25	(h)	(1.54	)(h)	626	(f)

		Income from Investment Operations			Less Distributions From					Ratios and Supplemental Data
	Net							Net
	Asset	Net	Net Realized					Asset		Net Assets,
	Value,	Investment	and Unrealized	Total	Net	Net		Value,		End	Net				Portfolio
	Beginning	Income/	Gain (Loss) on	from	Investment	Realized	Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(a)	Investments	Operations	Income	Gains	Distributions	of Period	Return(b)	(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland Total Return Fund
Class A
2011	$18.80	$0.21	$(0.87)	$(0.66)	$(0.11)	$—	$(0.11)	$18.03	(3.51)%	$79,574	1.07%	1.42	%(c)	1.46%	177%
2010	17.90	0.17	0.99	1.16	(0.26)	—	(0.26)	18.80	6.51	104,835	0.92	1.15	(c)	1.26	137
2009	20.16	0.26	(1.08)	(0.82)	(0.39)	(1.05)	(1.44)	17.90	(2.60)	105,256	1.66	1.08	(c)	1.13	144
2008	27.03	0.40	(4.54)	(4.14)	(0.44)	(2.29)	(2.73)	20.16	(16.87)	116,282	1.68	0.90	(c)	0.90	156
2007	25.10	0.46	4.01	4.47	(0.53)	(2.01)	(2.54)	27.03	19.03	147,927	1.82	0.87		0.87	133
114 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

		Income from Investment Operations			Less Distributions From							Ratios and Supplemental Data
	Net									Net
	Asset	Net	Net Realized							Asset		Net Assets,
	Value,	Investment	and Unrealized	Total	Net	Net				Value,		End	Net				Portfolio
	Beginning	Income	Gain (Loss) on	from	Investment	Realized		Total		End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(a)	Investments	Operations	Income	Gains		Distributions		of Period	Return(b)	(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland Total Return Fund (Continued)
Class B
2011	$18.07	$0.06	$(0.83)	$(0.77)	$—	$—		$—		$17.30	(4.21)%	$349	0.32%	2.17	%(c)	2.21%	177%
2010	17.23	0.02	0.96	0.98	(0.14)	—		(0.14)		18.07	5.73	1,077	0.14	1.90	(c)	1.97	137
2009	19.36	0.14	(1.03)	(0.89)	(0.19)	(1.05)		(1.24)		17.23	(3.37)	4,772	0.91	1.83	(c)	1.88	144
2008	26.02	0.21	(4.36)	(4.15)	(0.22)	(2.29)		(2.51)		19.36	(17.47)	8,222	0.91	1.65	(c)	1.66	156
2007	24.23	0.26	3.87	4.13	(0.33)	(2.01)		(2.34)		26.02	18.15	13,980	1.07	1.62		1.62	133
Class C
2011	$17.37	$0.06	$(0.80)	$(0.74)	$—	$—		$—		$16.63	(4.20)%	$8,183	0.32%	2.17	%(c)	2.21%	177%
2010	16.59	0.03	0.91	0.94	(0.16)	—		(0.16)		17.37	5.71	11,714	0.19	1.90	(c)	2.01	137
2009	18.76	0.13	(1.01)	(0.88)	(0.24)	(1.05)		(1.29)		16.59	(3.33)	10,841	0.90	1.83	(c)	1.88	144
2008	25.36	0.21	(4.24)	(4.03)	(0.28)	(2.29)		(2.57)		18.76	(17.48)	13,674	0.93	1.65	(c)	1.66	156
2007	23.67	0.26	3.77	4.03	(0.33)	(2.01)		(2.34)		25.36	18.16	14,462	1.07	1.62		1.62	133
Class R
2011	$18.79	$0.16	$(0.86)	$(0.70)	$(0.07)	$—		$(0.07)		$18.02	(3.70)%	$1	0.82%	1.67	%(c)	1.71%	177%
2010	17.87	0.12	0.99	1.11	(0.19)	—		(0.19)		18.79	6.25	9	0.66	1.41	(c)	1.52	137
2009	20.13	0.23	(1.09)	(0.86)	(0.35)	(1.05)		(1.40)		17.87	(2.88)	9	1.40	1.33	(c)	1.38	144
2008 (d)	22.72	0.25	(2.84)	(2.59)	(—) (e)	(—	)(e)	(—	)(e)	20.13	(11.40)	9	1.67	1.15	(c)	1.15	156
Class Y
2011	$19.03	$0.27	$(0.89)	$(0.62)	$(0.17)	$—		$(0.17)		$18.24	(3.36)%	$238	1.32%	1.17	%(c)	1.21%	177%
2010	18.10	0.21	1.01	1.22	(0.29)	—		(0.29)		19.03	6.81	5,070	1.16	0.90	(c)	1.00	137
2009	20.39	0.31	(1.10)	(0.79)	(0.45)	(1.05)		(1.50)		18.10	(2.39)	7,788	1.90	0.83	(c)	0.88	144
2008	27.31	0.47	(4.59)	(4.12)	(0.51)	(2.29)		(2.80)		20.39	(16.65)	5,571	1.96	0.65	(c)	0.65	156
2007	25.34	0.53	4.04	4.57	(0.59)	(2.01)		(2.60)		27.31	19.31	5,670	2.07	0.62	(c)	0.62	133

		Income from Investment Operations			Less Distributions From						Ratios and Supplemental Data
	Net								Net
	Asset	Net	Net Realized						Asset		Net Assets,
	Value,	Investment	and Unrealized	Total	Net	Net			Value,		End	Net				Portfolio
	Beginning	Income	Gain (Loss) on	from	Investment	Realized		Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(a)	Investments	Operations	Income	Gains		Distributions	of Period	Return(b)	(000)	Income	Expenses		Expenses	Rate

Highland Government Securities Fund
Class A
2011	$9.26	$0.09	$0.34	$0.43	$(0.10)	$(0.23)		$(0.33)	$9.36	4.88%	$92,415	1.02%	0.93	%(c)	0.94%	529%
2010	8.99	0.16	0.28	0.44	(0.15)	(0.02)		(0.17)	9.26	5.05	102,503	1.79	0.80	(c)	0.81	507
2009	8.85	0.26	0.13	0.39	(0.25)	—		(0.25)	8.99	4.45	108,777	2.85	0.84	(c)	0.84	157
2008	8.60	0.31	0.26	0.57	(0.32)	(—	)(e)	(0.32)	8.85	6.63	114,342	3.57	0.92	(c)	0.94	279
2007	8.56	0.34	0.04	0.38	(0.34)	—		(0.34)	8.60	4.57	119,640	4.01	0.89		0.90	323
Class B
2011	$9.34	$0.02	$0.34	$0.36	$(0.04)	$(0.23)		$(0.27)	$9.43	4.03%	$92	0.27%	1.68	%(c)	1.69%	529%
2010	9.07	0.09	0.29	0.38	(0.09)	(0.02)		(0.11)	9.34	4.24	161	1.04	1.58	(c)	1.60	507
2009	8.93	0.19	0.14	0.33	(0.19)	—		(0.19)	9.07	3.66	450	2.14	1.59	(c)	1.59	157
2008	8.68	0.25	0.25	0.50	(0.25)	(—	)(e)	(0.25)	8.93	5.80	590	2.83	1.67	(c)	1.70	279
2007	8.63	0.28	0.05	0.33	(0.28)	—		(0.28)	8.68	3.91	896	3.24	1.64		1.65	323

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Includes waiver of management fee with respect to the Fund’s investment in the Highland Money Market Fund II.
(d)	Class commenced operations on January 29, 2008.
(e)	Less than $0.005 per share or less than 0.005%.
(f)	Not annualized.
(g)	For the eight months ended September 30, 2011 (See Note 9).
(h)	Does not include expenses of investment companies in which the Fund invests.
(i)	For the year ended January 31, 2011 (See Note 9).
(j)	Fund commenced operations on March 31, 2009.
See accompanying Notes to Financial Statements. | 115

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30
Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From						Ratios and Supplemental Data
			Net
			Realized
	Net		and						Net
	Asset		Unrealized						Asset		Net Assets,
	Value,	Net	Gain	Total	Net	Net			Value,		End	Net				Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Realized		Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income	Gains		Distributions	of Period	Return(b)	(000)	Income	Expenses		Expenses	Rate

Highland Government Securities Fund (Continued)
Class C
2011	$9.39	$0.02	$0.35	$0.37	$(0.04)	$(0.23)		$(0.27)	$9.49	4.13%	$518	0.27%	1.68	%(c)	1.69%	529%
2010	9.12	0.09	0.29	0.38	(0.09)	(0.02)		(0.11)	9.39	4.23	655	1.05	1.54	(c)	1.56	507
2009	8.98	0.20	0.13	0.33	(0.19)	—		(0.19)	9.12	3.64	634	2.07	1.59	(c)	1.59	157
2008	8.71	0.25	0.27	0.52	(0.25)	(—	)(d)	(0.25)	8.98	6.02	409	2.77	1.67	(c)	1.68	279
2007	8.66	0.28	0.05	0.33	(0.28)	—		(0.28)	8.71	3.90	294	3.24	1.64		1.64	323

		Income from Investment Operations			Less Distributions From							Ratios and Supplemental Data
			Net
			Realized
	Net		and							Net
	Asset	Net	Unrealized							Asset		Net Assets,
	Value,	Investment	Gain	Total	Net	Net		Return		Value,		End	Net				Portfolio
	Beginning	Income/	(Loss) on	from	Investment	Realized		of	Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income	Gains		Capital	Distributions	of Period	Return(b)	(000)	Income/(Loss)	Expenses		Expenses	Rate

Highland Short-Term Government Fund
Class A
2011	$11.72	$0.15	$(0.07)	$0.08	$(0.16)	$—		$(0.02)	$(0.18)	$11.62	0.70%	$38,972	1.27%	0.92	%(c)	0.92%	250%
2010	11.58	0.07	0.23	0.30	(0.12)	—		(0.04)	(0.16)	11.72	2.70	47,901	0.64	0.67	(c)	0.69	274
2009	11.31	0.22	0.27	0.49	(0.22)	—		—	(0.22)	11.58	4.38	47,802	1.95	0.77	(c)	0.77	212
2008	11.29	0.40	0.02	0.42	(0.40)	(—	)(d)	—	(0.40)	11.31	3.78	41,040	3.54	0.80	(c)	0.80	263
2007	11.23	0.49	0.05	0.54	(0.48)	—		—	(0.48)	11.29	4.95	38,705	4.34	0.80		0.80	114
Class B
2011	$11.70	$0.08	$(0.08)	$—	$(0.09)	$—		$(0.01)	$(0.10)	$11.60	0.10%	$129	0.67%	1.52	%(c)	1.52%	250%
2010	11.56	0.04	0.20	0.24	(0.08)	—		(0.02)	(0.10)	11.70	2.08	276	0.32	1.29	(c)	1.31	274
2009	11.30	0.17	0.24	0.41	(0.15)	—		—	(0.15)	11.56	3.67	636	1.56	1.37	(c)	1.37	212
2008	11.27	0.34	0.02	0.36	(0.33)	(—	)(d)	—	(0.33)	11.30	3.25	1,750	3.09	1.40	(c)	1.41	263
2007	11.22	0.42	0.05	0.47	(0.42)	—		—	(0.42)	11.27	4.23	3,219	3.75	1.40		1.40	114
Class C
2011	$11.70	$0.06	$(0.07)	$(0.01)	$(0.07)	$—		$(0.01)	$(0.08)	$11.61	(0.03)%	$3,552	0.52%	1.67	%(c)	1.67%	250%
2010	11.57	(0.02)	0.24	0.22	(0.07)	—		(0.02)	(0.09)	11.70	1.87	7,017	(0.19)	1.41	(c)	1.43	274
2009	11.30	0.13	0.27	0.40	(0.13)	—		—	(0.13)	11.57	3.59	5,847	1.09	1.52	(c)	1.52	212
2008	11.27	0.32	0.03	0.35	(0.32)	(—	)(d)	—	(0.32)	11.30	3.09	3,311	2.83	1.55	(c)	1.55	263
2007	11.22	0.40	0.05	0.45	(0.40)	—		—	(0.40)	11.27	4.08	3,039	3.60	1.55		1.55	114
Class R
2011	$11.73	$0.12	$(0.05)	$0.07	$(0.16)	$—		$(0.02)	$(0.18)	$11.62	0.70%	$1	1.02%	1.17	%(c)	1.17%	250%
2010	11.58	0.05	0.23	0.28	(0.10)	—		(0.03)	(0.13)	11.73	2.46	11	0.40	0.90	(c)	0.92	274
2009	11.31	0.20	0.26	0.46	(0.19)	—		—	(0.19)	11.58	4.13	11	1.72	1.02	(c)	1.02	212
2008 (e)	11.42	0.23	(0.11)	0.12	(0.23)	(—	)(d)	—	(0.23)	11.31	1.07 (f)	10	3.07	1.05	(c)	1.05	263
Class Y
2011	$11.68	$0.18	$(0.07)	$0.11	$(0.19)	$—		$(0.02)	$(0.21)	$11.58	0.95%	$11,179	1.52%	0.67	%(c)	0.67%	250%
2010	11.54	0.14	0.19	0.33	(0.14)	—		(0.05)	(0.19)	11.68	2.87	27,835	1.24	0.45	(c)	0.47	274
2009	11.28	0.25	0.23	0.48	(0.22)	—		—	(0.22)	11.54	4.55	61,991	2.21	0.52	(c)	0.52	212
2008	11.25	0.43	0.03	0.46	(0.43)	(—	)(d)	—	(0.43)	11.28	4.14	57,131	3.80	0.55	(c)	0.55	263
2007	11.20	0.51	0.05	0.56	(0.51)	—		—	(0.51)	11.25	5.12	54,444	4.59	0.55		0.55	114

		Income from Investment Operations			Less Distributions From						Ratios and Supplemental Data
			Net
			Realized
	Net		and						Net
	Asset	Net	Unrealized						Asset		Net Assets,
	Value,	Investment	Gain	Total	Net	Net			Value,		End	Net				Portfolio
	Beginning	Income/	(Loss) on	from	Investment	Realized		Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	(Loss)(a)	Investments	Operations	Income	Gains		Distributions	of Period	Return(b)	(000)	Income/	Expenses		Expenses	Rate

Highland Tax-Exempt Fund
Class A
2011	$11.97	$0.34	$(0.11)	$0.23	$(0.34)	$—		$(0.34)	$11.86	2.06%	$36,024	2.97%	1.15	%(c)	1.18%	40%
2010	11.79	0.41	0.18	0.59	(0.41)	—		(0.41)	11.97	5.14	40,049	3.49	0.86	(c)	0.63	28
2009	10.90	0.41	0.88	1.29	(0.40)	—		(0.40)	11.79	12.09	36,260	3.58	0.86	(c)	1.14	24
2008	11.41	0.43	(0.52)	(0.09)	(0.42)	(—	)(d)	(0.42)	10.90	(0.84)	30,972	3.72	0.87	(c)	1.12	28
2007	11.63	0.46	(0.22)	0.24	(0.46)	—		(0.46)	11.41	2.11	29,433	4.00	0.87		1.12	40
116 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

		Income from Investment Operations			Less Distributions From						Ratios and Supplemental Data
	Net								Net
	Asset		Net Realized						Asset		Net Assets,
	Value,	Net	and Unrealized	Total	Net	Net			Value,		End	Net				Portfolio
	Beginning	Investment	Gain (Loss) on	from	Investment	Realized		Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	Income(a)	Investments	Operations	Income	Gains		Distributions	of Period	Return(b)	(000)	Income	Expenses		Expenses	Rate

Highland Tax-Exempt Fund (Continued)
Class B
2011	$11.96	$0.26	$(0.10)	$0.16	$(0.26)	$—		$(0.26)	$11.86	1.42%	$5	2.22%	1.90	%(c)	1.93%	40%
2010	11.79	0.31	0.18	0.49	(0.32)	—		(0.32)	11.96	4.27	22	2.80	1.61	(c)	1.57	28
2009	10.89	0.32	0.90	1.22	(0.32)	—		(0.32)	11.79	11.36	86	2.86	1.61	(c)	1.89	24
2008	11.41	0.33	(0.51)	(0.18)	(0.34)	(—	)(d)	(0.34)	10.89	(1.67)	158	2.99	1.62	(c)	1.89	28
2007	11.63	0.38	(0.23)	0.15	(0.37)	—		(0.37)	11.41	1.35	484	3.27	1.62		1.87	40
Class C
2011	$11.96	$0.26	$(0.10)	$0.16	$(0.26)	$—		$(0.26)	$11.86	1.39%	$1,675	2.22%	1.90	%(c)	1.93%	40%
2010	11.78	0.33	0.17	0.50	(0.32)	—		(0.32)	11.96	4.33	2,699	2.68	1.60	(c)	1.24	28
2009	10.89	0.31	0.90	1.21	(0.32)	—		(0.32)	11.78	11.24	945	2.72	1.61	(c)	1.89	24
2008	11.41	0.34	(0.52)	(0.18)	(0.34)	(—	)(d)	(0.34)	10.89	(1.68)	208	2.96	1.62	(c)	1.88	28
2007	11.62	0.37	(0.21)	0.16	(0.37)	—		(0.37)	11.41	1.44	228	3.27	1.62		1.87	40
Class Y
2011	$12.93	$0.40	$(0.11)	$0.29	$(0.39)	$—		$(0.39)	$12.83	2.39%	$179	3.22%	0.90	%(c)	0.93%	40%
2010	12.74	0.48	0.19	0.67	(0.48)	—		(0.48)	12.93	5.36	700	3.73	0.61	(c)	0.30	28
2009	11.78	0.45	0.97	1.42	(0.46)	—		(0.46)	12.74	12.34	507	3.63	0.61	(c)	0.71	24
2008	12.34	0.49	(0.56)	(0.07)	(0.49)	(—	)(d)	(0.49)	11.78	(0.65)	36	3.99	0.62	(c)	0.86	28
2007	12.57	0.53	(0.23)	0.30	(0.53)	—		(0.53)	12.34	2.43	36	4.25	0.62		0.87	40

		Income from Investment Operations			Less Distributions From							Ratios and Supplemental Data
	Net								Net
	Asset		Net Realized						Asset			Net Assets,
	Value,	Net	and Unrealized	Total	Net	Net			Value,			End	Net				Portfolio
	Beginning	Investment	Gain (Loss) on	from	Investment	Realized		Total	End	Total		of Period	Investment	Net		Gross	Turnover
	of Period	Income(a)	Investments	Operations	Income	Gains		Distributions	of Period	Return(b)		(000)	Income	Expenses		Expenses	Rate

Highland Fixed Income Fund
Class A
2011	$12.26	$0.37	$0.31	$0.68	$(0.40)	$—		$(0.40)	$12.54	5.78%		$94,079	2.97%	0.90	%(c)	0.91%	392%
2010	11.71	0.36	0.63	0.99	(0.44)	—		(0.44)	12.26	8.65		98,741	3.02	0.91	(c)	0.99	342
2009	11.44	0.44	0.26	0.70	(0.43)	—		(0.43)	11.71	6.36		103,525	3.90	0.85	(c)	0.88	341
2008	11.84	0.50	(0.40)	0.10	(0.50)	(—	)(d)	(0.50)	11.44	0.73		115,933	4.19	0.84	(c)	0.85	467
2007	11.90	0.61	(0.07)	0.54	(0.60)	—		(0.60)	11.84	4.77		121,475	5.10	0.82		0.83	385
Class B
2011	$12.26	$0.27	$0.32	$0.59	$(0.31)	$—		$(0.31)	$12.54	5.00%		$85	2.22%	1.65	%(c)	1.66%	392%
2010	11.71	0.31	0.59	0.90	(0.35)	—		(0.35)	12.26	7.84		131	2.69	1.67	(c)	1.72	342
2009	11.44	0.35	0.27	0.62	(0.35)	—		(0.35)	11.71	5.57		375	3.21	1.60	(c)	1.63	341
2008	11.84	0.41	(0.40)	0.01	(0.41)	(—	)(d)	(0.41)	11.44	(0.11)		803	3.50	1.59	(c)	1.60	467
2007	11.90	0.52	(0.06)	0.46	(0.52)	—		(0.52)	11.84	3.99		1,472	4.34	1.57		1.58	385
Class C
2011	$12.27	$0.27	$0.33	$0.60	$(0.31)	$—		$(0.31)	$12.56	4.99%		$846	2.22%	1.65	%(c)	1.66%	392%
2010	11.72	0.27	0.63	0.90	(0.35)	—		(0.35)	12.27	7.93		933	2.25	1.66	(c)	1.74	342
2009	11.46	0.35	0.26	0.61	(0.35)	—		(0.35)	11.72	5.47		915	3.12	1.60	(c)	1.63	341
2008	11.86	0.41	(0.40)	0.01	(0.41)	(—	)(d)	(0.41)	11.46	(0.02)		922	3.44	1.59	(c)	1.60	467
2007	11.91	0.52	(0.05)	0.47	(0.52)	—		(0.52)	11.86	3.99		1,108	4.34	1.57		1.58	385
Class R
2011	$12.26	$0.33	$0.34	$0.67	$(0.38)	$—		$(0.38)	$12.55	5.60%		$1	2.72%	1.15	%(c)	1.16%	392%
2010	11.71	0.33	0.63	0.96	(0.41)	—		(0.41)	12.26	8.37		11	2.73	1.17	(c)	1.25	342
2009	11.45	0.41	0.25	0.66	(0.40)	—		(0.40)	11.71	5.99		10	3.61	1.10	(c)	1.13	341
2008 (e)	12.15	0.29	(0.70)	(0.41)	(0.29)	(—	)(d)	(0.29)	11.45	(3.43	)(f)	10	3.70	1.09	(c)	1.11	467

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Includes waiver of management fee with respect to the Fund’s investment in the Highland Money Market Fund II.
(d)	Less than $0.005 per share or less than 0.005%.
(e)	Class commenced operations on January 29, 2008.
(f)	Not annualized.
See accompanying Notes to Financial Statements. | 117

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30
Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From						Ratios and Supplemental Data
	Net								Net
	Asset		Net Realized						Asset		Net Assets,
	Value,	Net	and Unrealized	Total	Net	Net			Value,		End	Net				Portfolio
	Beginning	Investment	Gain (Loss) on	from	Investment	Realized		Total	End	Total	of Period	Investment	Net		Gross	Turnover
	of Period	Income(a)	Investments	Operations	Income	Gains		Distributions	of Period	Return(b)	(000)	Income	Expenses		Expenses	Rate

Highland Fixed Income Fund (Continued)
Class Y
2011	$12.24	$0.40	$0.31	$0.71	$(0.43)	$—		$(0.43)	$12.52	6.04%	$1,072	3.22%	0.65	%(c)	0.66%	392%
2010	11.70	0.33	0.68	1.01	(0.47)	—		(0.47)	12.24	8.81	2,686	3.36	0.67	(c)	0.75	342
2009	11.43	0.46	0.27	0.73	(0.46)	—		(0.46)	11.70	6.63	8,545	4.15	0.60	(c)	0.63	341
2008	11.84	0.53	(0.41)	0.12	(0.53)	(—	)(d)	(0.53)	11.43	0.89	12,944	4.45	0.59	(c)	0.60	467
2007	11.89	0.64	(0.06)	0.58	(0.63)	—		(0.63)	11.84	5.03	14,221	5.35	0.57		0.58	385

		Income from Investment Operations						Less Distributions From											Ratios and Supplemental Data
	Net																Net
	Asset			Net Realized													Asset		Net Assets,
	Value,	Net		and Unrealized		Total		Net			Net						Value,		End	Net
	Beginning	Investment		Gain (Loss) on		from		Investment			Realized			Total			End	Total	of Period	Investment		Net	Gross
	of Period	Income(a)		Investments		Operations		Income			Gains			Distributions			of Period	Return(b)	(000)	Income		Expenses	Expenses

Highland Money Market II Fund
Retail Class
2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$	(—	)(d)	$	(—	)(d)	$	(—	)(d)	$1.00	0.00%	$74,278	—	%(d)	0.26%	0.37%
2010	1.00	—	(d)	—	(d)	—	(d)		(—	)(d)		—			(—	)(d)	1.00	0.00	116,230	—	(d)	0.29	0.43
2009	1.00	0.01		—		0.01			(0.01)			—			(0.01)		1.00	0.66	164,512	0.69		0.37	0.37
2008	1.00	0.03		—		0.03			(0.03)			—			(0.03)		1.00	3.05	203,595	3.07		0.41	0.41
2007	1.00	0.05		—		0.05			(0.05)			—			(0.05)		1.00	5.09	265,440	4.97		0.39	0.39
Institutional Class
2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$	(—	)(d)	$	(—	)(d)	$	(—	)(d)	$1.00	0.00%	$8,534	—	%(d)	0.26%	0.37%
2010	1.00	—	(d)	—	(d)	—	(d)		(—	)(d)		—			(—	)(d)	1.00	0.03	857,097	0.03		0.26	0.33
2009	1.00	0.01		—		0.01			(0.01)			—			(0.01)		1.00	0.75	895,432	0.72		0.29	0.29
2008 (e)	1.00	0.01		—		0.01			(0.01)			—			(0.01)		1.00	1.10	682,828	2.04		0.29	0.29

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Includes waiver of management fee with respect to the Fund’s investment in the Highland Money Market Fund II.
(d)	Less than $0.005 per share or less than 0.005%.
(e)	Class commenced operations on January 29, 2008.
118 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2011	Highland Funds II

Note 1. Organization
Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992 (See Note 6 for more details). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises eighteen portfolios (each a “Fund” and collectively the “Funds”), although only the following thirteen are currently being offered: Highland U.S. Equity Fund (the “U.S. Equity Fund”), Highland Core Value Equity Fund (the “Core Value Equity Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Global Equity Fund (the “Global Equity Fund”), Highland International Equity Fund (the “International Equity Fund”), Highland Trend Following Fund (the “Trend Following Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Government Securities Fund (the “Government Securities Fund”), Highland Short-Term Government Fund (the “Short-Term Government Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”), Highland Fixed Income Fund (the “Fixed Income Fund”) and Highland Money Market Fund II (the “Money Market Fund”).
Fund Shares
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund (other than the Trend Following Fund, Government Securities Fund, Tax-Exempt Fund and the Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares. The Trend Following Fund currently offers one share class to investors, namely Class A. The Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y Shares, the Government Securities Fund currently offers two share classes to investors, namely Class A and Class C Shares, and the Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class Shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.
Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%

U.S. Equity Fund	5.75
Core Value Equity Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75
Global Equity Fund	5.75
International Equity Fund	5.75
Trend Following Fund	5.75
Total Return Fund	5.75
Government Securities Fund	4.25
Short-Term Government Fund	2.50
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25
There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectuses. Purchases of $1 million or more of Class A Shares at net asset value are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.
Class B and Class C Shares may be subject to a CDSC. Maximum CDSC imposed on redemptions of Class B Shares (as a percentage of redemption proceeds) within the first year are as follows:

Fund	%

U.S. Equity Fund	4.00
Core Value Equity Fund	4.00
Premier Growth Equity Fund	4.00
Small-Cap Equity Fund	4.00
Global Equity Fund	4.00
International Equity Fund	4.00
Total Return Fund	4.00
Government Securities Fund	3.00
Short-Term Government Fund	3.00
Tax-Exempt Fund	3.00
Fixed Income Fund	3.00
The CDSC for redemptions of Class B Shares for all Funds, except for the Trend Following Fund, are as follows: within the second year: 3.00%; within the third year: 2.00%; within the fourth year: 1.00% and within the fifth year and thereafter: 0.00%.
The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.
No front-end or contingent deferred sales charges are assessed by the Trust with respect to the Retail Class and Institutional Class Shares of the Money Market Fund or Class R and Class Y Shares of all Funds.
Capital Contribution
On January 25, 2011, GE Asset Management Incorporated (“GEAM”), the former investment adviser (now the Sub-Adviser), contributed $2,845 of capital to the Global Equity Fund to mitigate the negative impact to Class Y Shareholders from a large redemption.
On May 5, 2011, BNY Mellon contributed $344 of capital to the Total Return Fund to mitigate the negative impact to Shareholders from an incorrect calculation of net asset value.
Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets

Annual Report | 119

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.
Securities Valuation
The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.
Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:
Level 1 - Quoted prices for identical investments in active markets.
Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.
Level 3 - Significant inputs to the valuation model are unobservable.
Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Funds Asset Management, L.P. (the “Investment Adviser” or “HFAM”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.
Fair Value Measurement
The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.
A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.
Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.
In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.
The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, HFAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, HFAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).
All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.
A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

120 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.
Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.
Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.
Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.
The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.
Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s net asset value (“NAV”).
At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2011:

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

U.S. Equity Fund
Assets
Common Stock*	$147,644,180	$147,644,180	$—	$—
Other Investments	2,521,972	2,462,270	59,702	—
Registered Investment Company	3,679,983	3,679,983	—	—

Total Assets	153,846,135	153,786,433	59,702	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(10,435)	(10,435)	—	—

Total Liabilities	(10,435)	(10,435)	—	—

Total	$153,835,700	$153,775,998	$59,702	$—

Annual Report | 121

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

Core Value Equity Fund
Assets
Common Stock*	$29,725,602	$29,725,602	$—	$—
Other Investments	490,420	480,937	9,483	—
Registered Investment Company	720,573	720,573	—	—

Total Assets	30,936,595	30,927,112	9,483	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(8,102)	(8,102)	—	—

Total Liabilities	(8,102)	(8,102)	—	—

Total	$30,928,493	$30,919,010	$9,483	$—

Premier Growth Equity Fund
Assets
Common Stock*	$137,520,375	$137,520,375	$—	$—
Other Investments	10,105	—	10,105	—
Registered Investment Company	85,152	85,152	—	—

Total Assets	137,615,632	137,605,527	10,105	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(89,061)	(89,061)	—	—

Total Liabilities	(89,061)	(89,061)	—	—

Total	$137,526,571	$137,516,466	$10,105	$—

Small-Cap Equity Fund
Assets
Common Stock*	$33,456,987	$33,456,987	$—	$—
Other Investments	6,839	—	6,839	—
Registered Investment Company	815,380	815,380	—	—

Total	$34,279,206	$34,272,367	$6,839	$—

122 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

Global Equity Fund
Assets
Common Stock
Argentina	$164,579	$164,579	$—	$—
Australia	174,604	—	174,604	—
Canada	822,388	822,388	—	—
China	632,256	490,610	141,646	—
Denmark	65,461	—	65,461	—
France	1,149,132	—	1,149,132	—
Germany	1,468,174	—	1,468,174	—
Hong Kong	303,379	—	303,379	—
India	302,215	145,650	156,565	—
Ireland	68,722	—	68,722	—
Italy	184,962	—	184,962	—
Japan	2,263,592	367,216	1,896,376	—
Luxembourg	82,031	—	82,031	—
Maylasia	144,236	—	144,236	—
Mexico	234,887	234,887	—	—
Netherlands	169,766	—	169,766	—
Singapore	167,780	—	167,780	—
South Africa	185,089	—	185,089	—
Spain	182,589	—	182,589	—
Sweden	201,329	—	201,329	—
Switzerland	630,169	—	630,169	—
United Kingdom	2,170,375	155,413	2,014,962	—
United States	10,489,735	10,489,735	—	—
Preferred Stock	119,440	119,440	—	—
Other Investments	210,407	188,964	21,443	—
Registered Investment Company	214,224	214,224	—	—
Other Financial Instruments
Equity Contracts - Futures**	8,152	8,152	—	—

Total Assets	22,809,673	13,401,258	9,408,415	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(4,670)	(4,670)	—	—

Total Liabilities	(4,670)	(4,670)	—	—

Total	$22,805,003	$13,396,588	$9,408,415	$—

Annual Report | 123

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

International Equity Fund
Assets
Common Stock
Australia	$168,379	$—	$168,379	$—
Brazil	199,635	199,635	—	—
Canada	585,504	585,504	—	—
China	213,580	147,536	66,044	—
Denmark	47,687	—	47,687	—
France	1,126,522	—	1,126,522	—
Germany	1,368,270	—	1,368,270	—
Hong Kong	364,644	—	364,644	—
India	211,858	—	211,858	—
Ireland	97,619	—	97,619	—
Italy	41,808	—	41,808	—
Japan	1,746,206	—	1,746,206	—
Mexico	102,076	102,076	—	—
Netherlands	465,295	—	465,295	—
Russia	39,766	39,766	—	—
Singapore	184,622	—	184,622	—
South Africa	68,572	—	68,572	—
South Korea	360,120	—	360,120	—
Spain	259,368	—	259,368	—
Sweden	205,924	—	205,924	—
Switzerland	988,088	—	988,088	—
Taiwan	315,797	10,630	305,167	—
United Kingdom	3,276,349	—	3,276,349	—
Preferred Stock*	190,180	—	190,180	—
Other Investments	12,988	—	12,988	—
Other Financial Instruments
Equity Contracts - Futures**	5,961	5,961	—	—

Total Assets	12,646,818	1,091,108	11,555,710	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(2,997)	(2,997)	—	—

Total Liabilities	(2,997)	(2,997)	—	—

Total	$12,643,821	$1,088,111	$11,555,710	$—

Trend Following Fund
Assets
Exchange Traded Funds*	$7,398,210	$7,398,210	$—	$—
Registered Investment Company	1,490,684	1,490,684	—	—

Total	$8,888,894	$8,888,894	$—	$—
124 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

Total Return Fund
Assets
Common Stock
Domestic Equity
Banks	$803,610	$661,385	$142,225	$—
Capital Goods	1,854,410	1,854,410	—	—
Commercial & Professional Services	543,494	543,494	—	—
Consumer Durables & Apparel	293,721	208,589	85,132	—
Consumer Services	651,257	651,257	—	—
Diversified Financials	2,334,269	2,334,269	—	—
Energy	3,629,937	3,629,937	—	—
Food & Staples Retailing	262,537	262,537	—	—
Food, Beverage & Tobacco	2,162,572	2,162,572	—	—
Health Care Equipment & Services	1,489,752	1,489,752	—	—
Household & Personal Products	712,093	712,093	—	—
Insurance	1,491,605	1,491,605	—	—
Materials	1,516,435	1,516,435	—	—
Media	1,291,765	1,291,765	—	—
Pharmaceuticals, Biotechnology & Life Sciences	3,455,638	3,455,638	—	—
Real Estate	393,569	393,569	—	—
Retailing	1,380,075	1,380,075	—	—
Semiconductors & Semiconductor Equipment	1,014,059	1,014,059	—	—
Software & Services	3,611,328	3,611,328	—	—
Technology Hardware & Equipment	2,240,975	2,240,975	—	—
Telecommunication Services	1,223,432	1,223,432	—	—
Transportation	335,771	335,771	—	—
Utilities	1,667,221	1,667,221	—	—
Foreign Equity
Automobiles & Components	724,497	45,146	679,351	—
Banks	1,709,371	227,610	1,481,761	—
Capital Goods	2,160,498	344,245	1,816,253	—
Commercial & Professional Services	307,530	—	307,530	—
Consumer Durables & Apparel	189,085	57,749	131,336	—
Consumer Services	121,978	11,836	110,142	—
Diversified Financials	374,602	27,520	347,082	—
Energy	1,868,120	1,001,566	866,554	—
Food & Staples Retailing	387,651	52,626	335,025	—
Food, Beverage & Tobacco	1,026,003	171,008	854,995	—
Health Care Equipment & Services	494,069	37,222	456,847	—
Household & Personal Products	528,835	—	528,835	—
Insurance	880,690	18,478	862,212	—
Materials	2,384,909	1,010,637	1,374,272	—
Media	145,489	32,759	112,730	—
Pharmaceuticals, Biotechnology & Life Sciences	810,424	356,298	454,126	—
Real Estate	263,795	24,551	239,244	—
Retailing	34,661	34,661	—	—
Semiconductors & Semiconductor Equipment	736,013	12,276	723,737	—
Software & Services	1,025,440	611,585	413,855	—
Technology Hardware & Equipment	395,645	54,789	340,856	—
Telecommunication Services	1,090,731	322,357	768,374	—
Transportation	111,876	—	111,876	—
Utilities	380,476	15,705	364,771	—
Preferred Stock
Banks	48,859	48,859	—	—
Energy	36,085	36,085	—	—
Materials	245,484	245,484	—	—
Automobiles & Components	219,519	—	219,519	—
Annual Report | 125

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

Agency Collateralized Mortgage Obligations	$932,845	$—	$932,845	$—
Agency Mortgage Backed	10,646,676	—	10,646,676	—
Asset Backed	336,858	—	336,858	—
Corporate Notes	9,280,751	—	9,280,751	—
Municipal Bonds and Notes	193,367	—	193,367	—
Non-Agency Collateralized Mortgage Backed Securities	2,062,061	—	2,062,061	—
Non-Agency Collateralized Mortgage Obligations	31,200	—	31,200	—
Sovereign Bonds	819,876	—	819,876	—
U.S. Treasuries	4,692,275	—	4,692,275	—
Other Investments	1,620,954	1,431,275	189,679	—
Registered Investment Company	8,707,917	8,707,917	—	—
Other Financial Instruments
Equity Contracts - Futures**	13,426	13,426	—	—
Interest Rate Contracts - Futures**	13,135	13,135	—	—

Total Assets	92,413,201	49,098,973	43,314,228	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(63,646)	(63,646)	—	—
Interest Rate Contracts - Futures**	(179,737)	(179,737)	—	—

Total Liabilities	(243,383)	(243,383)	—	—

Total	$92,169,818	$48,855,590	$43,314,228	$—

Government Securities Fund
Assets
Agency Mortgage Backed	$98,186	$—	$98,186	$—
Asset Backed	143,525	—	143,525	—
Non-Agency Collateralized Mortgage Obligations	57,016	—	57,016	—
U.S. Government Agency and Related	4,871,531	—	4,871,531	—
U.S. Treasuries	81,861,267	—	81,861,267	—
Other Investments	288,999	—	288,999	—
Registered Investment Company	6,665,118	6,665,118	—	—
Other Financial Instruments
Interest Rate Contracts - Futures**	141,090	141,090	—	—

Total Assets	94,126,732	6,806,208	87,320,524	—

Liabilities
Other Financial Instruments
Interest Rate Contracts - Futures**	(152,521)	(152,521)	—	—

Total Liabilities	(152,521)	(152,521)	—	—

Total	$93,974,211	$6,653,687	$87,320,524	$—

126 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

Short-Term Government Fund
Assets
Agency Collateralized Mortgage Obligations	$5,122,553	$—	$5,122,553	$—
Agency Mortgage Backed	3,795,858	—	3,795,858	—
Asset Backed	6,915,080	—	6,915,080	—
Non-Agency Collateralized Mortgage Backed Securities	3,448,186	—	3,448,186	—
Non-Agency Collateralized Mortgage Obligations	23,621	—	23,621	—
U.S. Treasuries	34,299,943	—	34,299,943	—
Other Investments	67,139	—	67,139	—
Registered Investment Company	94,723	94,723	—	—
Other Financial Instruments
Interest Rate Contracts - Futures**	14,420	14,420	—	—

Total Assets	53,781,523	109,143	53,672,380	—

Liabilities
Other Financial Instruments
Interest Rate Contracts - Futures**	(97,364)	(97,364)	—	—

Total Liabilities	(97,364)	(97,364)	—	—

Total	$53,684,159	$11,779	$53,672,380	$—

Tax-Exempt
Assets
Municipal Bonds and Notes	$34,324,992	$—	$34,324,992	$—
Other Investments	2,601	—	2,601	—
Registered Investment Company	3,167,891	3,167,891	—	—

Total	$37,495,484	$3,167,891	$34,327,593	$—

Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$2,739,644	$—	$2,739,644	$—
Agency Mortgage Backed	33,904,678	—	33,904,678	—
Asset Backed	383,024	—	383,024	—
Corporate Notes	28,511,220	—	28,511,220	—
Municipal Bonds and Notes	665,571	—	665,571	—
Non-Agency Collateralized Mortgage Backed Securities	6,600,328	—	6,600,328	—
Non-Agency Collateralized Mortgage Obligations	667,135	—	667,135	—
Sovereign Bonds	2,451,619	—	2,451,619	—
U.S. Treasuries	14,109,936	—	14,109,936	—
Other Investments	321,255	—	321,255	—
Registered Investment Company	16,947,119	16,947,119	—	—
Other Financial Instruments
Interest Rate Contracts - Futures**	52,541	52,541	—	—

Total Assets	107,354,070	16,999,660	90,354,410	—

Liabilities
Other Financial Instruments
Interest Rate Contracts - Futures**	(382,386)	(382,386)	—	—

Total Liabilities	(382,386)	(382,386)	—	—

Total	$106,971,684	$16,617,274	$90,354,410	$—

Annual Report | 127

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Total		Level 2	Level 3
	value at	Level 1	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Price	Inputs	Inputs

Money Market Fund
Assets
Certificates of Deposit	$25,350,000	$—	$25,350,000	$—
Commercial Paper	31,142,579	—	31,142,579	—
Corporate Notes	2,953,656	—	2,953,656	—
U.S. Government Agency and Related	6,498,475	—	6,498,475	—
U.S. Treasuries	1,103,468	—	1,103,468	—
Repurchase Agreement	13,500,000	—	13,500,000	—
Registered Investment Company	3,090,507	3,090,507	—	—

Total	$83,638,685	$3,090,507	$80,548,178	$—

* See Schedule of Investment detail for Industry breakout.
**Incudes cumulative unrealized appreciation/(depreciation) of future contracts as reported in Investment Portfolio.
Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements occurred at September 30, 2011 and therefore the Funds utilized the external pricing service model adjustments. As a result, securities still held at September 30, 2011 by the International Equity Fund since the beginning of the period, were transferred from Level 1 into Level 2 with an end of period value of $11,022,166. The remaining Funds did not have any significant transfers in and out of Level 1 and Level 2 during the period.
The following tables present the changes in Level 3 investments measured on a recurring basis for the year ended September 30, 2011 within Total Return Fund, Short Term Government Fund and Fixed Income Fund:

	Agency	Non-Agency
	Collateralized	Collateralized
	Mortgage	Mortgage
Total Return Fund	Obligations	Obligations	Total

Balance at 09/30/10	$51,044	$8,437	$59,481
Accrued discounts/premiums	(7,313)	—	(7,313)
Realized gain (loss)	(6,127)	(46,217)	(52,344)
Change in unrealized gain (loss)	(394)	45,829	45,435
Purchases	—	—	—
Sales	(15,014)	—	(15,014)
Transfers in	—	—	—
Transfers out	(22,196)	(8,049)	(30,245)

Balance at 09/30/11	$—	$—	$—

Change in unrealized appreciation/(depreciation) on securities still held at 09/30/11	$—	$—	$—

	Agency
	Collateralized
	Mortgage	Asset
Short Term Government Fund	Obligations	Backed	Total

Balance at 09/30/10	$181,956	$113,943	$295,899
Accrued discounts/premiums	17,595	—	17,595
Realized gain (loss)	56,362	—	56,362
Change in unrealized gain (loss)	(4,022)	(35,893)	(39,915)
Purchases	—	—	—
Sales	(201,435)	(78,050)	(279,485)
Transfers in	—	—	—
Transfers out	(50,456)	—	(50,456)

Balance at 09/30/11	$—	$—	$—

Change in unrealized appreciation/(depreciation) on securities still held at 09/30/11	$—	$—	$—
128 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	Agency		Non-Agency
	Collateralized		Collateralized
	Mortgage	Asset	Mortgage
Fixed Income Fund	Obligations	Backed	Obligations	Total

Balance at 09/30/10	$190,080	$16,801	$40,311	$247,192
Accrued discounts/premiums	(25,155)	615	—	(24,540)
Realized gain (loss)	(23,813)	22	(46,142)	(69,933)
Change in unrealized gain (loss)	(6,912)	(7,432)	45,664	31,320
Purchases	—	956	—	956
Sales	(56,634)	—	(9)	(56,643)
Transfers in	—	—	—	—
Transfers out	(77,566)	(10,962)	(39,824)	(128,352)

Balance at 09/30/11	$—	$—	$—	$—

Change in unrealized appreciation/(depreciation) on securities still held at 09/30/11	$—	$—	$—	$—

The Funds present the net unrealized gains (losses) in the tables above on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended September 30, 2011, a net amount of $209,053 of the Fund’s portfolio investments was transferred from Level 3 to Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Securities Transactions
Securities transactions are accounted for as of the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.
Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each class share.
Repurchase Agreements
Certain Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
Foreign Currency
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.
All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.
The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.
Derivatives
The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.
Futures Contracts
A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or

Annual Report   |  129

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clear-inghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.
Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as Restricted cash. Securities held as collateral for futures contracts can be found on the Investment Portfolio.
The derivative instruments held as of September 30, 2011 as disclosed in the Investment Portfolio and the amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year ended September 30, 2011 as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds. The notional volume of derivatives held within the funds were consistent during the period with the exception of the Funds listed below.

	Average Notional
	Volume Year	Notional Volume
Fund	Ended 09/30/2011	as of 09/30/2011

Long Futures:
U.S. Equity	$3,039,213	$281,500
Core Value Equity	455,680	168,900
Premier Growth Equity	2,772,543	3,490,600
Small-Cap Equity	342,610	—
Global Equity	389,843	—
International Equity	1,121,388	567,592
Total Return	9,245,263	6,711,745
Government Securities	32,038,509	31,220,094
Short-Term Government	17,160,056	10,287,969
Fixed Income	15,404,384	13,795,672

Short Futures:
Global Equity	94,911	474,954

	Average Notional
	Volume Year	Notional Volume
Fund	Ended 09/30/2011	as of 09/30/2011

International Equity	$7,476	$—
Total Return	6,014,546	5,109,819
Government Securities	16,899,760	23,795,610
Short-Term Government	10,231,197	13,837,063
Fixed Income	13,399,019	9,892,875
Options
Certain Funds purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.
When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid. During the year ended September 30, 2011, none of the Funds invested in options.
When-Issued Securities and Forward Commitments
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds

130  |   Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

will not enter into such commitments for the purpose of investment leverage. As of September 30, 2011, the Total Return Fund, Government Securities Fund, and Fixed Income Fund each holds securities on a when-issued basis. These securities are detailed in each Fund’s Investment Portfolio.
Forward Foreign Currency Exchange Contracts
Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract. During the year ended September 30, 2011, none of the funds invested in forward foreign currency exchange contracts.
Investments in Foreign Markets
Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.
The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.
U.S. Federal Income Tax Status
The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
Government Securities Fund, Short-Term Government Fund, Tax-Exempt Fund, Fixed Income Fund, and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually.
Income Recognition
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.
Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Expenses
Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Effective February 19, 2011, for all Funds except Trend Following Fund, and effective upon commencement of operations on September 26, 2011 for Trend Following Fund, the expenses are paid by the Funds. Prior to February 19, 2011, all expenses were paid by GEAM and reimbursed by the Funds. Certain class specific expenses (such as distribution and shareholder servicing fees) are allocated to the class that incurs such expense.
Short-Term Trading (Redemption) Fees
Shares held in the Global Equity Fund and International Equity Fund less than 90 days and in the Trend Following Fund less than 60 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the respective Fund, are accounted for as an addition to paid-in capital. The redemption fee has currently been suspended for the Global Equity Fund and International Equity Fund. It may be reinstated at any time without prior notice.

Annual Report   |  131

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II
Note 3. U.S. Federal Income Tax Information
The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, investments organized as partnerships for tax purposes, foreign taxes, investments in futures and options, losses deferred to off-setting positions and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.
The reclassifications for the year or period ended September 30, 2011, were as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income	Loss	Capital

U.S. Equity Fund	$1,346	$(1,346)	$—
Core Value Equity Fund	8	(8)	—
Premier Growth Equity Fund	57,209	—	(57,209)
Small-Cap Equity Fund	297,868	47,951	(345,819)
Global Equity Fund	(2,556)	17,566	(15,010)
International Equity Fund	(22,147)	28,533	(6,386)
Trend Following Fund	119,854	(119,854)	—
Total Return Fund	(45,910)	45,910	—
Short-Term Government Fund	44,905	(44,905)	—
Fixed Income Fund	(46,408)	46,408	—
Money Market Fund	6	(5)	(1)
At September 30, 2011, the most recent tax year end, components of distributable earnings on a tax basis is as follows:

		Undistributed	Undistributed	Accumulated	Net Tax
	Undistributed	Long-Term	Tax Exempt	Capital and	Appreciation/
Fund	Income	Capital Gains	Income	Other Losses	(Depreciation)*

U.S. Equity Fund	$1,697,851	$—	$—	$(14,884,548)	$(8,481,354)
Core Value Equity Fund	325,348	—	—	(5,133,535)	(1,729,636)
Premier Growth Equity Fund	—	—	—	(8,038,648)	3,012,813
Small-Cap Equity Fund	—	—	—	(1,039,571)	(2,638,516)
Global Equity Fund	—	—	—	(6,909,454)	(1,656,908)
International Equity Fund	155,382	—	—	(13,826,207)	(2,016,658)
Trend Following Fund	290,429	788,496	—	—	406,529
Total Return Fund	1,058,808	—	—	(10,614,785)	(5,940,869)
Government Securities Fund	5,618,462	54,566	—	(2,217,123)	(604,886)
Short-Term Government Fund	—	—	—	(207,729)	112,844
Tax-Exempt Fund	—	—	81,617	(767,504)	2,241,924
Fixed Income Fund	113,849	—	—	(2,620,615)	(122,047)
Money Market Fund	9,418	—	—	—	—

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, and other adjustments.
As of September 30, 2011, the most recent tax year end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	2012	2013	2014	2015	2016	2017	2018	2019	Total

U.S. Equity Fund	$—	$—	$—	$—	$—	$—	$14,884,548	$—	$14,884,548
Core Value Equity Fund	—	—	—	—	—	—	5,133,535	—	5,133,535
Premier Growth Equity Fund	—	—	—	—	—	342,083	7,696,565	—	8,038,648
Small-Cap Equity Fund	—	—	—	—	—	—	1,039,571	—	1,039,571
132   |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	2012	2013	2014	2015	2016	2017	2018	2019	Total

Global Equity Fund	$—	$—	$—	$—	$—	$—	$6,905,734	$—	$6,905,734
International Equity Fund	—	—	—	—	—	1,321,379	11,097,436	1,384,765	13,803,580
Total Return Fund	—	—	—	—	—	—	10,594,796	—	10,594,796
Tax-Exempt Fund	2,260	—	47,679	38,829	289,216	291,901	97,619	—	767,504
Fixed Income Fund	—	—	—	—	—	540,872	2,077,768	—	2,618,640
During the year ended September 30, 2011, the U.S. Equity Fund, the Core Value Equity Fund, the Premier Growth Fund, the Small-Cap Equity Fund, the Global Equity Fund, the Trend Following Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund utilized capital loss carryovers in the amount of $37,066,802, $2,306,550, $4,131,664, $7,876,669, $4,284,383, $631,446, $5,694,932, $17,547 and $3,471,719, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The tax composition of distributions paid during the years or periods ended September 30, 2011 and September 30, 2010 (unless otherwise indicated) were as follows:

	Distributions paid from:
	Exempt	Ordinary	Long-Term	Return of
Fund	Interest	Income*	Capital Gains	Capital**

U.S. Equity Fund
2011	$—	$2,563,572	$—	$—
2010	—	3,323,132	—	—
Core Value Equity Fund
2011	—	269,463	—	—
2010	—	357,769	—	—
Premier Growth Equity Fund
2011	—	—	—	—
2010	—	493,397	—	—
Small-Cap Equity Fund
2011	—	—	—	—
2010	—	—	—	—
Global Equity Fund
2011	—	112,799	—	—
2010	—	512,160	—	—
International Equity Fund
2011	—	286,130	—	—
2010	—	972,644	—	—
Trend Following Fund
2011***	—	—	—	—
1/31/11	—	76,655	29,835	—
1/31/10	—	89,605	—	—

	Distributions paid from:
	Exempt	Ordinary	Long-Term	Return of
Fund	Interest	Income*	Capital Gains	Capital**

Total Return Fund
2011	$—	$628,676	$—	$—
2010	—	1,773,278	—	—
Government Securities Fund
2011	—	3,508,202	—	—
2010	—	1,964,866	94,494	—
Short-Term Government Fund
2011	—	844,282	—	81,187
2010	—	1,109,824	—	—
Tax-Exempt Fund
2011	1,134,855	12,378	—	—
2010	1,417,418	14,210	—	—
Fixed Income Fund
2011	—	3,246,163	—	—
2010	—	3,762,681	—	—
Money Market Fund

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

**	Additional information will be distributed on Form 1099 at the end of the calendar year.

***	For the eight month period ended September 30, 2011.
Unrealized appreciation and depreciation at September 30, 2011, based on cost of investments for U.S. federal income tax purposes was:

			Net
	Gross	Gross	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)	Cost

U.S. Equity	$8,182,904	$(16,653,823)	$(8,470,919)	$162,317,054
Core Value Equity	1,191,771	(2,913,305)	(1,721,534)	32,658,129
Premier Growth Equity	14,643,474	(11,541,600)	3,101,874	134,513,758
Small-Cap Equity	1,834,353	(4,472,869)	(2,638,516)	34,917,722
Global Equity	1,597,965	(3,259,465)	(1,661,500)	24,463,021

Annual Report  |   133

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

			Net
	Gross	Gross	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)	Cost

International Equity	$93,918	$(2,116,375)	$(2,022,457)	$14,663,314
Trend Following	506,208	(99,679)	406,529	8,482,365
Total Return	2,638,956	(8,366,256)	(5,727,300)	98,113,940
Government Securities	1,555,006	(2,148,461)	(593,455)	94,579,097
Short-Term Government	522,841	(327,053)	195,788	53,571,315
Tax-Exempt	2,348,698	(106,774)	2,241,924	35,253,560
Fixed Income	2,386,808	(2,178,982)	207,826	107,093,703
Money Market	—	—	—	83,638,685
Note 4. Derivatives Transactions
Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure, as they appear on the Statements of Assets and Liabilities.

	Asset Derivative	Liability Derivative
Fund	Fair Value(1)*	Fair Value(2)*

U.S. Equity Fund
Equity Contracts	$—	$(10,435)
Core Value Equity Fund
Equity Contracts	—	(8,102)
Premier Growth Equity Fund
Equity Contracts	—	(89,061)
Global Equity Fund
Equity Contracts	8,152	(4,670)
International Equity Fund
Equity Contracts	5,961	(2,997)
Total Return Fund
Equity Contracts	13,426	(63,646)
Interest Rate Contracts	13,135	(179,737)
Government Securities Fund
Interest Rate Contracts	141,090	(152,521)
Short-Term Government Fund
Interest Rate Contracts	14,420	(97,364)
Fixed Income Fund
Interest Rate Contracts	52,541	(382,386)

(1)	Statement of Assets and Liabilities location: Variation margin receivable.

(2)	Statement of Assets and Liabilities location: Variation margin payable.

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.
Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

	Net Realized	Net Change in Unrealized
	Gain/(Loss) on	Appreciation/(Depreciation)
Fund	Derivatives(1)	on Derivatives(2)

U.S. Equity Fund
Equity Contracts	$609,627	$(167,434)
Core Value Equity Fund
Equity Contracts	(6,306)	(24,182)
Premier Growth Equity Fund
Equity Contracts	(93,425)	(87,154)
Small-Cap Equity Fund
Equity Contracts	202,114	(32,601)
Global Equity Fund
Equity Contracts	(14,807)	8,683
International Equity Fund
Equity Contracts	(65,664)	2,597
Total Return Fund
Equity Contracts	1,017,511	(224,004)
Interest Rate Contracts	(502,203)	(129,202)
Government Securities Fund
Interest Rate Contracts	76,684	(34,306)
Short-Term Government Fund
Interest Rate Contracts	(664,892)	(85,871)
Fixed Income Fund
Interest Rate Contracts	(514,542)	(240,648)

(1)	Statement of Operations location: Realized gain (loss) on future contracts.

(2)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on future contracts.
Note 5. Line of Credit
On February 28, 2011, the Funds entered into a $25,000,000 unsecured credit agreement with The Bank of New York Mellon (the “Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. Each of the Funds, with the exception of the Trend Following Fund, has access to the facility, but aggregate borrowings may not exceed $25,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the (a) Federal Funds Effective Rate; (b) Overnight LIBOR; (c) or one-month LIBOR, plus 1.25%. In addition, the Funds have agreed to pay commitment fee expenses of 0.12% on the undrawn amounts, which are included in Other on the Statement of Operations. As of September 30, 2011, the Funds did not utilize the line of credit.
Prior to February 28, 2011, the Trust shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit

134  |   Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

facility, payable quarterly. The portion borne by the Funds generally was borne proportionally based upon net assets. In addition, the Trust had a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. This credit facility was not utilized by the Trust during the period from October 1, 2010 through February 27, 2011.
Note 6. Fees and Compensation Paid to Affiliates
Investment Advisory and Administration Fees
HFAM serves as the investment adviser to each Fund. For its investment advisory and administrative services, each Fund pays HFAM a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
For each Fund except for the Trend Following Fund, HFAM became investment adviser on February 19, 2011. Prior to February 19, 2011, GEAM, a wholly-owned subsidiary of General Electric Company, served as investment adviser to each Fund, except for the Trend Following Fund. For its investment advisory and administrative services, GEAM was paid a monthly fee based on the average daily net assets of each Fund. For the period from October 1, 2010 through February 18, 2011, GEAM received $2,788,408 for its services, which are included in the Investment Advisory and Administration Fees on the Statement of Operations.
Prior to June 1, 2011, Incline Capital, LLC (“Incline”), served as the investment adviser to Incline Capital Trend Following Fund (the “Predecessor Fund”). For its investment advisory and administrative services, Incline was paid a monthly fee based on the average daily net assets of the Predecessor Fund. For the period from February 1, 2011 through September 25, 2011, Incline received $109,882 for its services, which are included in the Investment Advisory and Administration Fees on the Statement of Operations. For the period June 1, 2011 through September 26, 2011, HFAM served as the interim adviser and Incline served as the interim sub-adviser. For the period June 1, 2011 through September 30, 2011, HFAM received $50,606 for its services which are included in the Investment Advisory and Administration Fees on the Statement of Operations. Effective September 26, 2011, the Predecessor Fund was merged into the Trend Following Fund (See Note 9), advised by HFAM and sub-advised by Incline.
The table below shows the advisory fees (after fee waivers, if applicable) that GEAM received for each Fund, except the Trend Following Fund, for the period through February 18, 2011 and each Fund’s contractual advisory fee with HFAM:

	Annual Fee Rate		Fee Rate Paid to
	to HFAM		GEAM Prior to
Fund	Effective 2/19/11		2/18/11

U.S. Equity Fund	0.40%		0.40%
Core Value Equity Fund	0.55%		0.55%
Premier Growth Equity Fund	0.60%		0.60	%*
Small-Cap Equity Fund	0.95%		0.95%
Global Equity Fund	0.75%		0.75%
International Equity Fund	0.80%		0.80	%*
Total Return Fund	0.50%		0.50%
Government Securities Fund	0.40%		0.40%
Short-Term Government Fund	0.30%		0.30%
Tax-Exempt Fund	0.35%		0.35	%**
Fixed Income Fund	0.35%		0.35%
Money Market Fund	0.25	%***	0.25	%***

*	With respect to these Funds, administration fees (amounting to 0.05%) are imposed pursuant to a separate agreement.

**	GEAM had agreed to assume certain other operating expenses of the Highland Tax-Exempt Fund to maintain expense levels at or below 0.27% through — January 29, 2011.

***	From October 1, 2010 through February 18, 2011, GEAM had voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. Effective February 19, 2011 HFAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by HFAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.
The table below shows the advisory fees (after fee waivers, if applicable) that Incline received from the Predecessor Fund for the period through September 25, 2011 and the Fund’s contractual advisory fee with HFAM:

	Annual Fee Rate	Annual Fee Rate	Annual Fee Rate
	to HFAM	to HFAM Effective	Paid to Incline
Fund	Effective 9/26/11	6/01/11-09/25/11	Prior to 6/01/11

Trend Following Fund	1.80%*	—	—
Predecessor Fund	—	1.80%	1.80%

*	From February 1, 2011 to May 31, 2011, Incline contractually agreed to reduce its advisory fee and/or subsidize certain expenses of the Predecessor Fund to the extent that the fund’s annual operating expenses exceeded 2.25% with respect to Class A shares. From June 1, 2011 through September 25, 2011, HFAM contractually agreed to reduce its advisory fee and/or subsidize certain expenses of the Predecessor Fund to the extent that the Fund’s annual operating expenses exceeded 2.25% with respect to Class A shares. Effective September 26, 2011, HFAM has contractually agreed to reduce its advisory fee and/or subsidize certain expenses of the Fund through May 31, 2012 to the extent that the Fund’s annual operating expenses exceed 2.25% with respect to Class A shares, 2.90% with respect to Class C shares, 2.40% with respect to Class R shares and 1.90% with respect to Class Y shares. After May 31, 2012, this management fee reduction and/or expense subsidy may be modified or discontinued by HFAM at any time. To the extent HFAM waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at

Annual Report  |   135

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss.
GEAM had a contractual arrangement with each Fund, except the Trend Following Fund, to waive a portion of its advisory fee in an amount equal to the advisory fee paid by the Fund on the Fund’s cash holdings invested in the GE Money Market Fund, if any. This contractual arrangement was terminated on February 25, 2011.
Incline had a contractual arrangement with the Trend Following Fund to waive all or a portion of its advisory fee and/or make payments to limit Fund expenses so that the total annual operating exepenses of the Fund did not exceed 2.25% of the Fund’s average daily net assets. This contractual arrangement was terminated on September 25, 2011.
Effective September 26, 2011, HFAM has contractually agreed to reduce its advisory fee and/or subsidize certain expenses of the Trend Following Fund through May 31, 2012 to the extent that the Fund’s annual operating expenses exceed 2.25% with respect to Class A shares, 2.90% with respect to Class C shares, 2.40% with respect to Class R shares and 1.90% with respect to Class Y shares.
To the extent HFAM waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the cap.
Effective February 19, 2011, for all Funds except the Trend Following Fund, and effective September 26, 2011 for the Trend Following Fund, BNY Mellon Asset Servicing (US) Inc. (“BNY”) provides certain administrative and accounting services not provided by HFAM. These fees are allocated pro rata among the funds and share classes.
Prior to February 19, 2011, GENPACT, an affiliate of GEAM provided the Funds with certain administration services not provided by GEAM. For the period from October 1, 2010 through February 18, 2011, GENPACT received $14,011 for its services, which were charged to the Funds and allocated pro rata across the Funds and shares classes based upon relative net assets. These fees are included in the Investment Advisory and Administration Fees on the Statement of Operations.
Prior to September 26, 2011, Gemini Fund Services (“GFS”), provided the Trend Following Fund with certain administration services not provided by Incline. For the period from February 1, 2011 through September 25, 2011, GFS received $10,048 for its services, which was charged to the Trend Following Fund and allocated pro rata across the shares classes based upon relative net assets. These fees are included in the Investment Advisory and Administration Fees on the Statement of Operations.
Sub-Advisory Fees
Effective February 19, 2011, GEAM is the sub-adviser of each Fund, except for Small-Cap Equity Fund and Trend Following Fund. The Small-Cap Equity Fund is sub-advised by Palisade Capital Management, L.L.C. (“Palisade”) and Champlain
Investment Partners, LLC (“Champlain”). Effective June 1, 2011, the Predecessor Fund was sub-advised by Incline and effective September 26, 2011, the Fund is sub-advised by Incline. HFAM is responsible for allocating the assets among the sub-advisers for the Small-Cap Equity Fund and the Trend Following Fund. HFAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund.
Prior to February 19, 2011, for certain Funds that had retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM paid each sub-adviser an investment sub-advisory fee out of the management fee that it received from the respective Fund. The investment sub-advisory fee was paid by GEAM monthly and was based upon the average daily net assets of the respective Fund’s assets that were allocated to and managed by the sub-adviser. For their services, GEAM paid an investment sub-advisory fee to each of Palisade, Champlain, GlobeFlex Capital, LP and SouthernSun Asset Management, Inc., sub-advisers to the Highland Small-Cap Equity Fund, and Urdang Securities Management, Inc., sub-adviser to the Highland Total Return Fund. For the period from October 1, 2010 through February 18, 2011, GEAM did not pay a sub-advisory fee to Urdang because Urdang did not commence managing any portion of the Highland Total Return Fund during this period.
Distribution and Shareholder Servicing Fees
Effective February 19, 2011, each Fund, except for the Money Market Fund and the Trend Following Fund, has adopted a separate distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to BNY Mellon Distributors Inc (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Funds. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares (except Class B shares of the Short-Term Government Fund which is 0.60%) and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee.
Prior to February 19, 2011, the Funds had adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund, except the Money Market Fund and the Trend Following Fund. Each Fund paid GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ former principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable were 0.25% for Class A shares, 1.00% for Class B shares (except Short-Term Government Fund which is 0.85%), 1.00% for Class C shares and 0.50% for Class R shares. Currently, Class Y shares and the Money Market Fund’s Retail Class and Institutional Class shares are not subject to a 12b-1 fee. GEID had agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase

136   |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.
For the period from October 1, 2010 through February 18, 2011, GEID received $1,005,960 for its services, which are included in the Distribution and Shareholder Servicing Fees on the Statement of Operations.
For the period from February 19, 2011 through September 30, 2011, the Underwriter received $6,373 of front end sales charges from the sale of Class A shares and $13,170 in contingent deferred sales charges from the redemption of Class B and Class C shares for the Funds, except for the Trend Following Fund. For the period October 1, 2010 through Febru-ary 18, 2011, GEID, the Funds former underwriter received $5,122 of front end sales charges from the sale of Class A shares and $2,315 in contingent deferred sales charges from the redemption of Class B and Class C shares for the Funds, except for the Trend Following Fund.
Effective September 26, 2011, the Trend Following Fund, has adopted a separate distribution and shareholder service plan pursuant to Rule 12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to BNY Mellon Distributors Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares, 0.75% of the average daily net assets attributable to Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee.
Prior to September 26, 2011, the Predecessor Fund had not adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Predecessor Fund paid Northern Lights Distributors, LLC (“NLD”), the Predecessor Fund’s former principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to class of shares. The annual rate applicable was 0.25% for Class A shares.
For the period from February 1, 2011 through September 25, 2011, NLD received $18,958 for its services, which are included in the Distribution and Shareholder Servicing Fees on the Statement of Operations.
For the period from September 26, 2011 through September 30, 2011, there were no front end sales charges from the sale of Class A shares, for the Trend Following Fund. For the period from February 1, 2011 through September 25, 2011, NLD, the former underwriter for the Predecessor Fund, received $1,232 of front end sales charges from the sale of Class A shares.
Fees Paid to Officers and Trustees
Effective February 19, 2011, for all Funds except the Trend Following Fund, and effective Septermber 26, 2011 for the Trend Following Fund, each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisers as of the date of this report.
The Funds pay no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Prior to February 19, 2011, the Funds, except the Trend Following Fund, paid no compensation to the Trustees who were officers or employees of GEAM or its affiliates. Trustees who were not such officers or employees also served in a similar capacity for other Funds advised by GEAM. For the period October 1, 2010 through February 18, 2011, these trustees received $5,378 for their services, which are included in the Trustees Fees on the Statement of Operations.
Prior to September 26, 2011, the Predecessor Fund did not pay any compensation to the Trustees who were officers or employees of Incline or its affiliates. For the period from February 1, 2011 through September 25, 2011, the trustees of the Northern Lights Fund Trust received $4,003 for their services, which are included in the Trustees Fees on the Statement of Operations. For the period from September 26, 2011 through September 30, 2011, the Trustees received $41 for their services, which are included in the Trustees Fees on the Statement of Operations.
Note 7. Investment Transactions

Purchases and Sales of Securities
The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year or period ended September 30, 2011, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

U.S. Equity Fund	$—	$—	$92,635,960	$264,956,472
Core Value Equity Fund	—	—	17,527,439	22,879,332
Premier Growth Equity Fund	—	—	41,085,520	95,270,763
Small-Cap Equity Fund	—	—	28,505,928	33,940,629
Global Equity Fund	—	—	21,757,386	41,845,383
International Equity Fund	—	—	9,722,258	25,659,705
Trend Following Fund	—	—	22,456,523	36,519,609

Annual Report  |   137

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2011	Highland Funds II

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

Total Return Fund	$120,240,464	$121,116,018	$61,482,169	$85,559,652
Government Securities Fund	449,914,505	454,043,645	4,866,524	5,380,007
Short-Term Government Fund	123,592,944	119,296,122	15,729,819	14,980,148
Tax-Exempt Fund	—	—	15,346,424	23,627,740
Fixed Income Fund	317,313,296	313,867,337	45,961,067	54,890,353
Redemption in Kind
The GE Money Market Fund (currently known as Highland Money Market Fund II) had a redemption in kind on Febru-ary 4, 2011, which resulted in a redemption of $580,106,723. The redemption was comprised of securities and cash in the amount of $449,659,995 and $130,446,728, respectively.
Note 8. Beneficial Interest
The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2011 were:

	5% or Greater Shareholders
Fund	Number	% of Fund Held

U.S. Equity Fund	1	11%
Premier Growth Equity Fund	1	8%
Trend Following Fund	1	46%
Short-Term Government Fund	2	28%
Tax-Exempt Fund	2	30%
Money Market Fund	1	10%
Investment activities of these shareholders could have a material impact on the Funds.
Note 9. Reorganization of Incline Capital Trend Following Fund into Highland Trend Following Fund
On July 7, 2011, the Board of Trustees approved an agreement and plan of reorganization (the “Agreement”) which provided for the transfer of all of the assets and liabilities of the Predecessor Fund into the Trend Following Fund (the “Reorganization”). The Trend Following Fund was created in anticipation of the Reorganization. Shareholders of the Predecessor Fund approved the Reorganization at a joint meeting held on September 23, 2011. The tax-free Reorganization was completed on September 26, 2011. The financial statements and historical information contained in the Financial Highlights and footnotes for the Trend Following Fund reflect the Predecessor Fund’s information.

	Net	Shares	Conversion
Trend Following Fund	Assets	Outstanding	Ratio

Class A	$8,937,978	850,495	1.0000
Note 10. New Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.
Note 11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

138   |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Funds II (the “Trust”):
Board of Trustees
Highland Funds II Trust:
We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of the Highland U.S. Equity Fund (formerly, GE US Equity Fund), Highland Core Value Equity Fund (formerly, GE US Equity Fund), Highland Premier Growth Equity Fund (formerly, GE Premier Growth Equity Fund), Highland Small-Cap Equity Fund (formerly, GE Small-Cap Equity Fund), Highland Global Equity Fund (formerly, GE Global Equity Fund), Highland International Equity Fund (formerly, GE International Equity Fund), Highland Total Return Fund (formerly, GE Total Return Fund), Highland Government Securities Fund (formerly, GE Government Securities Fund), Highland Short-Term Government Fund (formerly GE Short-Term Government Fund), Highland Tax-Exempt Fund (formerly, GE Tax-Exempt Fund), Highland Fixed Income Fund (formerly, GE Fixed Income Fund) and Highland Money Market Fund II (formerly, GE Money Market Fund) (collectively, the “Funds”), twelve of the funds constituting the Highland Funds II Trust, as of September 30, 2011, and the related statements of operations, the statements of changes in net assets for the two-year period then ended, and the financial highlights for the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We also audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Highland Trend Following Fund (formerly, Incline Capital Trend Following Fund), one of the funds constituting the Highland Funds II Trust, as of September 30, 2011, the related statement of operations, the statement of changes in net assets, and the financial highlights for the eight month period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of operations for the year ended January 31, 2011, the statement of changes in net assets for the year ended January 31, 2011 and the period ended January 31, 2010, and the financial highlights for the years or periods prior to February 1, 2011, were audited by other independent registered public accountants whose report thereon dated March 28, 2011, expressed an unqualified opinion on those statements.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Highland Funds II Trust as of September 30, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2011
Annual Report | 139

ADDITIONAL INFORMATION (unaudited)

September 30, 2011	Highland Funds II
Tax Information
For the fiscal year ended September 30, 2011, the following Funds are designating the following items with regard to earnings for the year.

				Qualified	Qualifying
				Dividends and	Dividend
				Corporate	Income
	Long-Term			Dividends	(15% tax
	Capital Gain	Ordinary	Tax Exempt	Received	rate for
	Designation	Income	Income	Deduction	QDI)

U.S. Equity Fund	$—	0.00%	0.00%	100.00%	100.00%
Core-Value Equity Fund	—	0.00%	0.00%	100.00%	100.00%
Global Equity Fund(1)	—	0.00%	0.00%	100.00%	100.00%
International Equity Fund(1)	—	0.00%	0.00%	0.00%	100.00%
Trend Following Fund	788,496	0.00%	0.00%	0.00%	0.00%
Total Return Fund	—	0.00%	0.00%	51.23%	100.00%
Government Securities Fund	54,566	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Fund	—	1.08%	98.92%	0.00%	0.00%

(1)	For fiscal year ended 2011, the Global Equity Fund and the International Equity Fund intend to pass through a foriegn tax credit to the shareholders. Total amount of foreign source income are $595,837 and $470,199, respectively. Total amount of foreign tax to be paid are $35,993 and $33,789, respectively.

Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.
Disclosure of Fund Expenses
As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.
Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”
Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

140 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II

	Beginning	Ending
	Account	Account	Annualized	Expenses	Actual
	Value	Value	Expense	Paid During	Returns
	04/01/11	09/30/11	Ratio(1)	the period(2)	for Period

U.S. Equity Fund Actual Fund Return
Class A	$1,000.00	$826.50	0.99%	$4.53	-17.35%
Class B	1,000.00	823.30	1.74%	7.95	-17.67%
Class C	1,000.00	823.70	1.74%	7.95	-17.63%
Class R	1,000.00	827.10	1.24%	5.68	-17.29%
Class Y	1,000.00	828.20	0.74%	3.39	-17.18%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.10	0.99%	$5.01	5.00%
Class B	1,000.00	1,016.34	1.74%	8.80	5.00%
Class C	1,000.00	1,016.34	1.74%	8.80	5.00%
Class R	1,000.00	1,018.85	1.24%	6.28	5.00%
Class Y	1,000.00	1,021.36	0.74%	3.75	5.00%

Core Value Equity Fund Actual Fund Return
Class A	$1,000.00	$825.70	1.09%	$4.99	-17.43%
Class B	1,000.00	822.60	1.84%	8.41	-17.74%
Class C	1,000.00	823.00	1.84%	8.41	-17.70%
Class R	1,000.00	826.70	1.34%	6.14	-17.33%
Class Y	1,000.00	826.30	0.84%	3.85	-17.37%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.60	1.09%	$5.52	5.00%
Class B	1,000.00	1,015.84	1.84%	9.30	5.00%
Class C	1,000.00	1,015.84	1.84%	9.30	5.00%
Class R	1,000.00	1,018.35	1.34%	6.78	5.00%
Class Y	1,000.00	1,020.86	0.84%	4.26	5.00%

Premier Growth Equity Fund Actual Fund Return
Class A	$1,000.00	$854.20	1.17%	$5.44	-14.58%
Class B	1,000.00	851.10	1.92%	8.91	-14.89%
Class C	1,000.00	850.80	1.92%	8.91	-14.92%
Class R	1,000.00	853.10	1.42%	6.60	-14.69%
Class Y	1,000.00	855.30	0.92%	4.28	-14.47%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.20	1.17%	$5.92	5.00%
Class B	1,000.00	1,015.44	1.92%	9.70	5.00%
Class C	1,000.00	1,015.44	1.92%	9.70	5.00%
Class R	1,000.00	1,017.95	1.42%	7.18	5.00%
Class Y	1,000.00	1,020.46	0.92%	4.66	5.00%

Small-Cap Equity Fund Actual Fund Return
Class A	$1,000.00	$822.70	1.90%	$8.68	-17.73%
Class B	1,000.00	818.80	2.65%	12.08	-18.12%
Class C	1,000.00	819.70	2.65%	12.09	-18.03%
Class R	1,000.00	822.20	2.15%	9.82	-17.78%
Class Y	1,000.00	823.70	1.65%	7.54	-17.63%

	Beginning	Ending
	Account	Account	Annualized	Expenses	Actual
	Value	Value	Expense	Paid During	Returns
	04/01/11	09/30/11	Ratio(1)	the period(2)	for Period

Small-Cap Equity Fund (continued) Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,015.54	1.90%	$9.60	5.00%
Class B	1,000.00	1,011.78	2.65%	13.36	5.00%
Class C	1,000.00	1,011.78	2.65%	13.36	5.00%
Class R	1,000.00	1,014.29	2.15%	10.86	5.00%
Class Y	1,000.00	1,016.80	1.65%	8.34	5.00%

Global Equity Fund Actual Fund Return
Class A	$1,000.00	$774.20	1.72%	$7.65	-22.58%
Class B	1,000.00	771.00	2.47%	10.97	-22.90%
Class C	1,000.00	771.20	2.47%	10.97	-22.88%
Class R	1,000.00	774.80	1.97%	8.76	-22.52%
Class Y	1,000.00	773.80	1.47%	6.54	-22.62%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,016.44	1.72%	$8.69	5.00%
Class B	1,000.00	1,012.68	2.47%	12.46	5.00%
Class C	1,000.00	1,012.68	2.47%	12.46	5.00%
Class R	1,000.00	1,015.19	1.97%	9.95	5.00%
Class Y	1,000.00	1,017.70	1.47%	7.44	5.00%

International Equity Fund Actual Fund Return
Class A	$1,000.00	$772.60	1.73%	$7.69	-22.74%
Class B	1,000.00	769.70	2.48%	11.00	-23.03%
Class C	1,000.00	768.60	2.48%	11.00	-23.14%
Class R	1,000.00	771.80	1.98%	8.79	-22.82%
Class Y	1,000.00	772.70	1.48%	6.58	-22.73%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,016.39	1.73%	$8.74	5.00%
Class B	1,000.00	1,012.63	2.48%	12.51	5.00%
Class C	1,000.00	1,012.63	2.48%	12.51	5.00%
Class R	1,000.00	1,015.14	1.98%	10.00	5.00%
Class Y	1,000.00	1,017.65	1.48%	7.49	5.00%

Trend Following Fund Actual Fund Return
Class A	$1,000.00	$938.30	2.25%	$10.93	-6.17%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,013.79	2.25%	$11.36	5.00%

Total Return Fund Actual Fund Return
Class A	$1,000.00	$878.70	1.59%	$7.49	-12.13%
Class B	1,000.00	875.60	2.34%	11.00	-12.44%
Class C	1,000.00	875.80	2.34%	11.00	-12.42%
Class R	1,000.00	878.20	1.84%	8.66	-12.18%
Class Y	1,000.00	879.90	1.34%	6.31	-12.01%

Annual Report | 141

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II

	Beginning	Ending
	Account	Account	Annualized	Expenses	Actual
	Value	Value	Expense	Paid During	Returns
	04/01/11	09/30/11	Ratio(1)	the period(2)	for Period

Total Return Fund (continued)
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.10	1.59%	$8.04	5.00%
Class B	1,000.00	1,013.34	2.34%	11.81	5.00%
Class C	1,000.00	1,013.34	2.34%	11.81	5.00%
Class R	1,000.00	1,015.84	1.84%	9.30	5.00%
Class Y	1,000.00	1,018.35	1.34%	6.78	5.00%

Government Securities Fund
Actual Fund Return
Class A	$1,000.00	$1,085.60	1.05%	$5.49	8.56%
Class B	1,000.00	1,080.40	1.80%	9.39	8.04%
Class C	1,000.00	1,081.10	1.80%	9.39	8.11%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.80	1.05%	$5.32	5.00%
Class B	1,000.00	1,016.04	1.80%	9.10	5.00%
Class C	1,000.00	1,016.04	1.80%	9.10	5.00%

Short-Term Government Fund
Actual Fund Return
Class A	$1,000.00	$1,001.50	0.99%	$4.97	0.15%
Class B	1,000.00	998.40	1.59%	7.97	-0.16%
Class C	1,000.00	997.70	1.74%	8.71	-0.23%
Class R	1,000.00	1,002.30	1.24%	6.22	0.23%
Class Y	1,000.00	1,002.70	0.74%	3.72	0.27%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.10	0.99%	$5.01	5.00%
Class B	1,000.00	1,017.10	1.59%	8.04	5.00%
Class C	1,000.00	1,016.34	1.74%	8.80	5.00%
Class R	1,000.00	1,018.85	1.24%	6.28	5.00%
Class Y	1,000.00	1,021.36	0.74%	3.75	5.00%

Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$1,058.40	1.35%	$6.97	5.84%
Class B	1,000.00	1,055.70	2.10%	10.82	5.57%
Class C	1,000.00	1,055.40	2.10%	10.82	5.54%
Class Y	1,000.00	1,060.70	1.10%	5.68	6.07%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83	5.00%
Class B	1,000.00	1,014.54	2.10%	10.61	5.00%
Class C	1,000.00	1,014.54	2.10%	10.61	5.00%
Class Y	1,000.00	1,019.55	1.10%	5.57	5.00%
Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,046.10	0.95%	$4.87	4.61%
Class B	1,000.00	1,042.20	1.70%	8.70	4.22%
Class C	1,000.00	1,042.20	1.70%	8.70	4.22%
Class R	1,000.00	1,045.90	1.20%	6.15	4.59%
Class Y	1,000.00	1,047.60	0.70%	3.59	4.76%

	Beginning	Ending
	Account	Account	Annualized	Expenses	Actual
	Value	Value	Expense	Paid During	Returns
	04/01/11	09/30/11	Ratio(1)	the period(2)	for Period

Fixed Income Fund (continued)
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.31	0.95%	$4.81	5.00%
Class B	1,000.00	1,016.55	1.70%	8.59	5.00%
Class C	1,000.00	1,016.55	1.70%	8.59	5.00%
Class R	1,000.00	1,019.05	1.20%	6.07	5.00%
Class Y	1,000.00	1,021.56	0.70%	3.55	5.00%

Money Market Fund
Actual Fund Return
Retail
Class	$1,000.00	$1,000.00	0.20%	$1.00	0.00%
Institutional
Class	1,000.00	1,000.00	0.20%	1.00	0.00%

Hypothetical 5% Return (before expenses)
Retail
Class	$1,000.00	$1,024.07	0.20%	$1.01	5.00%
Institutional
Class	1,000.00	1,024.07	0.20%	1.01	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.

142 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II

Approval of Investment Advisory Agreement and Sub-Advisory Agreement for the Trend Following Fund
The Trend Following Fund (for the purposes of this section, the “Fund”) has retained HFAM (the “Investment Adviser”) to manage its assets pursuant to an Investment Advisory Agreement between Highland Funds II, on behalf of the Fund, and the Investment Adviser (the “Advisory Agreement”). Additionally, the Fund has retained Incline to serve as sub-adviser (the “Sub-Adviser”) pursuant to a Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Advisory Agreement and Sub-Advisory Agreement have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.
Following an initial term of two years, each of the Advisory Agreement and Sub-Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose. The Board of Trustees, including the Independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement at a meeting held on September 9, 2011. As part of its review process, the Board of Trustees requested, through Fund counsel and the Board of Trustees’ independent legal counsel, and received from the Investment Adviser and the Sub-Adviser written and oral information, including: (1) information regarding the financial soundness of each of the Investment Adviser and Sub-Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser and Sub-Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser and Sub-Adviser; (4) comparative information showing how the Fund’s respective proposed fees and anticipated operating expenses compare to those of (a) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (b) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser and the Sub-Adviser, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on legal proceedings or regulatory audits or investigations affecting the Investment Adviser or Sub-Adviser. The Trustees reviewed various factors discussed in the legal memorandum from the Independent Trustees’ independent legal counsel, the detailed information provided by the Investment Adviser and Sub-Adviser and other information and factors they deemed relevant.
Advisory Agreement
The Trustees’ conclusions as to the approval of the Advisory Agreement were based on comprehensive consideration of all information provided to the Trustees, without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weight to various factors.
The nature, extent, and quality of the services to be provided by the Investment Adviser
The Board of Trustees considered the portfolio management to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the experience and qualifications of the personnel who will be overseeing the provision of advisory services to be provided by personnel of the Investment Adviser. The Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.
The costs of the services to be provided by the Investment Adviser and the profits and other benefits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund
The Board of Trustees gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments to be received by the Investment Adviser from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (4) information on the internal compliance procedures of the Investment Adviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigation affecting the Investment Adviser; (7) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, and (b) the expected expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund. The Investment Adviser noted that it did not manage other registered investment companies or private pooled investment vehicles that follow investment strategies similar to those of the Fund. The Trustees also noted the Investment Adviser’s proposed waivers of advisory and administration fees and considered information relating to the Predecessor Fund,

Annual Report | 143

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II

including historical expense cap and performance. The Trustees also considered the so-called “fall-out benefits” to the Adviser with respect to the Fund, such as the reputational value of serving as the Adviser to the Fund and potential fees paid to the Adviser’s affiliates by the Fund or portfolio companies for services provided. After reviewing these and related factors, the Trustees determined that the fees payable to the Investment Adviser under the Advisory Agreement represents fair and reasonable compensation in light of the services being provided by the Investment Adviser to the Fund.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Board of Trustees considered the effective fees under the Advisory Agreement as a percentage of assets at different asset levels, and possible economies of scale to the Investment Adviser. The Trustees considered the current asset level of the Fund, the information provided by the Investment Adviser relating to estimated costs, and information comparing the fee rates to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees considered whether breakpoints in the fee under the Advisory Agreement would be appropriate with respect to the Fund in light of that Fund’s assets and current fee structure, including any waivers, and determined not to recommend any breakpoints for the Fund at this time, given the Fund’s size and the proposed fee waiver. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by the Investment Adviser. The Trustees noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Adviser in the short run.
Sub-Advisory Agreement
The Trustees’ conclusions as to the approval of the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weight to various factors.
The nature, extent, and quality of the services to be provided by the Sub-Adviser
The Board of Trustees considered the portfolio management services to be provided by the Sub-Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the experience and qualifications of the personnel of the Sub-Adviser who will be providing advisory services, including the background and experience of the members of the portfolio management team, with whom they met and discussed the proposed investment strategies for the Fund.
The Trustees reviewed the management structure, expected assets under management, investment philosophies and processes of the Sub-Adviser. The Trustees also reviewed and discussed the compliance policies and procedures of the Sub-Adviser. The Trustees concluded that the Sub-Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement, and that the nature, extent and quality of the advisory services to be provided were satisfactory. The Trustees also considered the historical performance achieved by the Sub-Adviser with respect to the Predecessor Fund, and the historical performance of the sole portfolio manager of the Predecessor Fund at his prior employer in managing another fund employing a similar strategy. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Sub-Adviser’s responses relating to performance.
The costs of the services to be provided by the Sub-Adviser and the profits and other benefits realized by the Sub-Adviser and its affiliates from the relationship with the Fund
The Board of Trustees gave substantial consideration to the fees payable under the Sub-Advisory Agreement, including: (1) information regarding the financial condition of the Sub-Adviser; (2) information regarding the total fees and payments to be received by the Sub-Adviser from the Fund and whether such fees are appropriate given anticipated economies of scale and other considerations; (3) information on the advisory and compliance personnel the Sub-Adviser, including compensation arrangements; (4) information on the internal compliance procedures of the Sub-Adviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting the Sub-Adviser; and (7) comparative information showing (a) the fees payable under the Sub-Advisory Agreement versus the investment advisory fees of certain private pooled vehicles that follow investment strategies similar to those of the Fund and (b) the projected expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund. The Trustees also considered information relating to the Predecessor Fund, including the historical expense cap and performance. The Trustees also considered the so-called “fall-out benefits” to the Sub-Adviser with respect to the Fund, such as the reputational value of serving as Sub-Adviser to the Fund and potential fees paid to the Adviser’s affiliates by the Fund or portfolio companies for services provided. After reviewing these and related factors, the Trustees determined that the fees payable to the Sub-Adviser regarding its Sub-Advisory Agreement represent fair and reasonable compensation in light of the services being provided by the Sub-Adviser to the Fund.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these anticipated economies of scale for the benefit of shareholders

144 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II

The Board of Trustees considered the effective fees under the Sub-Advisory Agreement as a percentage of assets at different asset levels, and possible economies of scale the Sub-Adviser. The Trustees considered the current asset level of the Fund, the information provided by the Sub-Adviser relating to its estimated costs, and information comparing the fee rates to be charged by the Sub-Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Sub-Adviser in the short run. The Trustees concluded that the proposed fee structure is reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by the Sub-Adviser.
Following a further discussion of the factors deemed material, including those described above and the merits of each of the Advisory Agreement and Sub-Advisory Agreement and its various provisions, the Board of Trustees, including all of the Independent Trustees, determined that each of the Advisory Agreement and Sub-Advisory Agreement, including the advisory and sub-advisory fees to be paid to the Investment Adviser and the Sub-Adviser under the Advisory Agreement and the Sub-Advisory Agreement, respectively, are fair and reasonable to the Fund, and unanimously voted to approve each of the Advisory Agreement and Sub-Advisory Agreement for an initial term of two years from the date of its execution.

Annual Report | 145

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Funds Asset Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

				Number of
		Term of	Principal	Portfolios in	Other
		Office and	Occupation(s)	Highland Fund	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held

Independent Trustees

Timothy K. Hui (Age 63)	Trustee	Indefinite Term; Trustee since February 2011	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	23	None

Scott F. Kavanaugh (Age 50)	Trustee	Indefinite Term; Trustee since February 2011	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	23	None

James F. Leary (Age 81)	Trustee	Indefinite Term; Trustee since February 2011	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	23	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 56)	Trustee	Indefinite Term; Trustee since February 2011	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	23	None

1.	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisers as of the date of this report.
146 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II
Trustees and Officers

Number of
		Term of	Principal	Portfolios in	Other
		Office and	Occupation(s)	Highland Fund	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held

Interested Trustee
R. Joseph Dougherty[2] (Age 41)	Trustee and Chairman of the Board	Indefinite Term; Trustee and Chairman of the Board since February 2011	Team Leader of Highland Capital Management, L.P. (a registered investment adviser affiliated with HFAM) (“HCM”) since 2000 and President of HFAM since its inception; Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	7	None

Officers

R. Joseph Dougherty[2] (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since 2011; President and Chief Executive Officer since February 2011	Team Leader of HCM since 2000 and President of HFAM since its inception, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 41)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term, Treasurer since February 2011	Senior Retail Fund Analyst of HCM since 2007 and of HFAM since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

1.	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisers as of the date of this report.

2.	Mr. Dougherty is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Investment Adviser.
Annual Report | 147

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2011	Highland Funds II
Trustees and Officers

Term of
Office and
	Position	Length of
Name and Age	with Fund	Time Served	Principal Occupation(s) During Past Five Years

Officers

Ethan Powell (Age 36)	Secretary	Indefinite Term; Chief Compliance Officer since February 2011	Senior Retail Fund Analyst of the Adviser since 2007 and of HFAM since its inception; Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Thomas Surgent (Age 38)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since October 2011	Assistant General Council of Highland since 2007 and Chief Compliance Officer of the Funds in the Highland Fund Complex, HCM, HFAM and certain other investment advisers affiliated with the Adviser since October 2011; Senior Associate at Greenberg Traurig, LLP from August 2004 to September 2007.
148 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Funds Asset Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Sub-Advisers
GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904
Palisade Capital Management, L.L.C.
One Bridge Plaza
Fort Lee, NJ 07024
Champlain Investment Partners, LLC
346 Shelburne Road, 6th Floor
Burlington, VT 05401
Incline Capital, LLC
4741 Caughlin Parkway, Suite 2
Reno, NV 89519
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Underwriter
BNY Mellon Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public
Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
Fund Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
This report has been prepared for shareholders of Highland U.S. Equity Fund, Highland Core Value Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Global Equity Fund, Highland International Equity Fund, Highland Trend Following Fund, Highland Total Return Fund, Highland Government Securities Fund, Highland Short-Term Government Fund, Highland Tax-Exempt Fund, Highland Fixed Income Fund and Highland Money Market Fund II (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.
The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

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HIGHLAND FUNDS

4400 Computer Drive
Westborough, MA 01581-1722

Highland Funds II

Annual Report, September 30, 2011

www.highlandfunds.com

HLC-HFII-AR-09/11

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $247,000 for the fiscal year ended September 30, 2010 and $291,000 for the fiscal year ended September 30, 2011.
Audit-Related Fees
(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended September 30, 2010 and $60,000 for the fiscal year ended September 30, 2011.
     Semiannual review procedures
Tax Fees
(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2011.
All Other Fees
(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2011.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	21%

(c)	0%

(d)	0%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Funds II

By (Signature and Title)*	/s/ R. Joseph Dougherty

R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 12/1/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty

R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 12/1/11

By (Signature and Title)*	/s/ Brian Mitts

Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)
Date 12/1/11

*	Print the name and title of each signing officer under his or her signature.